UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

ProCap Financial, Inc.

(Exact name of Registrant as specified in its charter)

Payment of Filing Fee (Check the appropriate box)

☐ No fee required

☒ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ProCap Financial, Inc.

600 Lexington Avenue, Floor 2

New York, New York 10022

(305) 938-0912

To the Stockholders of ProCap Financial, Inc.:

You are cordially invited to attend an annual meeting of the stockholders of ProCap Financial, Inc., a Delaware corporation, which we refer to as “we”, “ProCap”, or the “Company”, which will be held exclusively online via live audio-only webcast at https://www.cstproxy.com/procapfinancial/2026 on March 27, 2026, at 9:00 a.m. Eastern Time, unless postponed or adjourned to a later date (the “ProCap Annual Meeting”). In order to attend the Annual Meeting and vote online, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. This is an important meeting that affects your investment in ProCap.

ProCap is holding the Annual Meeting to obtain the stockholder approvals necessary for certain matters, including to complete the Merger (as defined below) and related matters. ProCap has chosen to hold an exclusively virtual Annual Meeting rather than an in-person meeting to allow for greater access to those who may want to attend. Any stockholder entitled to attend and vote at the ProCap Annual Meeting is entitled to appoint a proxy to attend and vote on such stockholder’s behalf. Such proxy need not be a holder of ProCap’s common stock, par value $0.001 (the “ProCap Common Stock”). Stockholders of record at the close of business on February 10, 2026 (the “Record Date”) are entitled to notice of and are cordially invited to attend the Annual Meeting. At the ProCap Annual Meeting, unless postponed or adjourned to a later date, ProCap will ask its holders of ProCap Common Stock to, among other things:

1.	approve, for purposes of Nasdaq Listing Rule 5635, the issuance of shares of ProCap’s Common Stock pursuant to the terms of the Merger Agreement (the “Merger Proposal” or “Proposal No. 1”);

2.	elect Eric Jackson, a Class I director, to the board of directors of the Company (the “Board”) to hold office for a three-year term until our annual meeting of stockholders to be held in 2029 (“Director Appointment Proposal” or “Proposal No. 2);

3.	approve an amendment to the Company’s 2025 Equity Incentive Plan to increase the number of shares authorized for issuance thereunder, to enable the Company to continue to grant equity compensation awards to current and future employees in accordance with the Company’s compensation practices (“Equity Plan Amendment” or “Proposal No. 3”); and

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approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1, Proposal No. 2, or Proposal No. 3 (the “Adjournment Proposal” or “Proposal No. 4”).

ProCap, Silvia Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of ProCap (“Merger Sub”), CFO Silvia, Inc, a Delaware corporation (“CFO Silvia”), Inflection Points, Inc., a Delaware corporation (“Inflection Points”), and Shain Noor, in his individual capacity and as a representative of the stockholders of CFO Silvia, have entered into an Agreement and Plan of Merger, dated February 9, 2026 (the “Merger Agreement”).

Pursuant to the Merger Agreement, on the closing date of the transactions contemplated by the Merger Agreement (such date, the “Closing Date”): (a) Merger Sub will merge with and into CFO Silvia, with CFO Silvia continuing as the surviving entity (the “Merger” or the “Proposed Transaction”), (b) each issued and outstanding share of capital stock of CFO Silvia will be converted into the right to receive shares of ProCap’s Common Stock; and (c) as a result of the Merger and the other transactions contemplated by the Merger Agreement, among other matters, CFO Silvia will become a wholly-owned subsidiary of ProCap.

Shares of ProCap Common Stock are currently listed on The Nasdaq Global Market (the “Nasdaq”) under the symbol “BRR”; following the Merger, ProCap Common Stock will continue to trade on the Nasdaq Global Market under the symbol “BRR”. On February 27, 2026, the closing sale price of the ProCap Common Stock was $2.65 per share.

After careful consideration, ProCap’s Board has (i) determined that the Merger and the other transactions and actions contemplated by the Merger Agreement (the “Contemplated Transactions”) are fair to, advisable and in the best interests of ProCap and its stockholders; (ii) approved and declared advisable the Merger Agreement and the Contemplated Transactions; and (iii) determined to recommend, upon the terms and subject to the conditions set forth in the Merger Agreement and based on the current business of ProCap, that the stockholders of ProCap vote “FOR” Proposal Nos. 1, 2, 3 and 4. More information about ProCap, CFO Silvia and the proposed transaction is contained in the accompanying proxy statement. ProCap urges you to read the accompanying proxy statement carefully and in its entirety. IN PARTICULAR, YOU SHOULD CAREFULLY CONSIDER THE MATTERS DISCUSSED UNDER “RISK FACTORS” BEGINNING ON PAGE 28.

Your vote is important. Whether or not you expect to attend the Annual Meeting, please complete, date, sign and promptly return the accompanying proxy card in the enclosed postage paid envelope to ensure that your shares will be represented and voted at the Annual Meeting. You can also vote your shares via the internet or by telephone as provided in the instructions set forth in the enclosed proxy card. If you hold your shares in “street name” through a broker, you should follow the procedures provided by your broker.

ProCap is excited about the opportunities the Merger brings to its stockholders, and thanks you for your consideration and continued support.

Sincerely,

/s/ Anthony Pompliano
Anthony Pompliano
Chairman & Chief Executive Officer
ProCap Financial, Inc.
March 2, 2026

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved the Merger described in this proxy statement or passed upon the adequacy or accuracy of this proxy statement.

The accompanying proxy statement is dated March 2, 2026, and, together with the enclosed form of proxy card, is first being mailed to ProCap stockholders on or about March 2, 2026.

PROCAP FINANCIAL, INC.

600 Lexington Avenue, Floor 2, New York, New York 10022

(305) 938-0912

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 27, 2026

Dear Stockholder of ProCap:

On behalf of the Board of ProCap, we are pleased to deliver this proxy statement for an Annual Meeting of stockholders of ProCap.

Notice is hereby given that the ProCap Annual Meeting will be held on March 27, 2026, at 9:00 A.M. Eastern Time. To facilitate stockholder participation in the ProCap Annual Meeting, we have determined that the ProCap Annual Meeting will be held in a virtual meeting format only, via the internet, with no physical in-person meeting. You will be able to attend and participate in the ProCap Annual Meeting online by visiting https://www.cstproxy.com/procapfinancial/2026 to register for the meeting, where you will be able to listen to the meeting live, submit questions, and vote. To participate, vote or submit questions during the ProCap Annual Meeting via live webcast, you must register in advance at https://www.cstproxy.com/procapfinancial/2026 prior to the meeting. Please note that you will not be able to attend the ProCap Annual Meeting in person. ProCap is holding the ProCap Annual Meeting to consider the following proposals:

1.	approve, for purposes of Nasdaq Listing Rule 5635, the issuance of shares of ProCap’s Common Stock pursuant to the terms of the Merger Agreement (the “Merger Proposal” or “Proposal No. 1”);

2.	elect Eric Jackson, a Class I director, to the Board to hold office for a three-year term until our annual meeting of stockholders to be held in 2029 (“Director Appointment Proposal” or “Proposal No. 2);

3.	approve an amendment to the Company’s 2025 Equity Incentive Plan to increase the number of shares authorized for issuance thereunder, to enable the Company to continue to grant equity compensation awards to current and future employees in accordance with the Company’s compensation practices (“Equity Plan Amendment” or “Proposal No. 3”); and

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approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1, Proposal No. 2, or Proposal No. 3 (the “Adjournment Proposal” or “Proposal No. 4”).

Please refer to the attached proxy statement for further information with respect to the business to be transacted at the ProCap Annual Meeting. The Board has fixed February 10, 2026, as the Record Date for the determination of stockholders entitled to notice of, and to vote at, the ProCap Annual Meeting and any adjournment or postponement thereof. Only holders of record of shares of ProCap Common Stock at the close of business on the Record Date are entitled to notice of, and to vote at, the ProCap Annual Meeting. At the close of business on the Record Date, ProCap had 83,422,775 shares of ProCap Common Stock outstanding and entitled to vote. A complete list of such stockholders entitled to vote at the ProCap Annual Meeting will be available for examination at the ProCap offices in New York, New York during normal business hours for a period of ten days prior to the ProCap Annual Meeting.

Your vote is important. Approval of Proposal Nos. 1, 3 and 4 requires the affirmative vote of a majority of the votes cast virtually or by proxy at the ProCap Annual Meeting, for Proposal No. 2, the Class I Company nominee receiving a majority of affirmative votes will be elected director of ProCap. Proposal No. 1 is a condition to the consummation of the Merger. Therefore, the Merger cannot be consummated without the approval of Proposal No. 1.

You are cordially invited to attend the ProCap Annual Meeting. Whether or not you expect to attend the meeting, you are urged to cast your vote as soon as possible. You may vote your shares via the internet or via a toll-free telephone number by following the instructions on the enclosed proxy card. In addition, if you received paper copies of the proxy materials by mail, you can also vote by mail by following the instructions on the enclosed proxy card. Submitting a proxy card will not prevent you from attending the ProCap Annual Meeting and voting at the ProCap Annual Meeting if you so desire. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

If you own shares in street name through an account with a bank, broker or other nominee and you decide to attend the ProCap Annual Meeting, you cannot vote at the ProCap Annual Meeting unless you present a “legal proxy”, issued in your name from your bank, broker or other nominee.

THE PROCAP BOARD HAS DETERMINED AND BELIEVES THAT EACH OF THE PROPOSALS OUTLINED ABOVE IS ADVISABLE TO, AND IN THE BEST INTERESTS OF, PROCAP AND ITS STOCKHOLDERS AND HAS APPROVED EACH SUCH PROPOSAL. THE PROCAP BOARD RECOMMENDS THAT PROCAP’S STOCKHOLDERS VOTE “FOR” EACH SUCH PROPOSAL.

By Order of the ProCap Board of Directors,

/s/ Anthony Pompliano
Anthony Pompliano
Chairman & Chief Executive Officer
ProCap Financial, Inc.
March 2, 2026

REFERENCES TO ADDITIONAL INFORMATION

This proxy statement incorporates information by reference that is not included in or delivered with this document. You may obtain this information without charge through the Securities and Exchange Commission website, www.sec.gov, or upon your written or oral request by contacting ProCap Financial, Inc., Attention: Investor Relations, 600 Lexington Avenue, Floor 2, New York, New York 10022, or by calling (305) 938-0912.

To ensure timely delivery of these documents, any request should be made no later than March 26, 2026 to receive them before the ProCap Annual Meeting.

For additional details about where you can find information about ProCap, please see the section titled “Where You Can Find More Information” beginning on page 88 of this proxy statement.

ABOUT THIS DOCUMENT

ProCap Financial, Inc., which we refer to herein as the “Company,” “ProCap,” “we,” “our,” or “us” (unless otherwise indicated), is providing these proxy materials in connection with the solicitation by our Board of proxies to be voted at our Annual Meeting to be held exclusively online via live audio-only webcast on March 27, 2026, at 9:00 a.m. Eastern Time, or at any adjournment or postponement thereof. This proxy statement and the enclosed proxy card will be mailed to each stockholder entitled to notice of, and to vote at, the Annual Meeting of stockholders commencing on or about March 27, 2026.

You are cautioned not to rely on any information other than the information contained in or incorporated by reference into this proxy statement. No one has been authorized to provide you with information that is different from that contained in or incorporated by reference into this proxy statement. This proxy statement is dated March 2, 2026. You should not assume that the information contained in this proxy statement is accurate as of any other date, nor should you assume that the information incorporated by reference into this proxy statement is accurate as of any date other than the date of such incorporated document. The mailing of this proxy statement to our stockholders will not create any implication to the contrary.

This proxy statement does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction in which or from any person to whom it is unlawful to make any such offer or solicitation in such jurisdiction.

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND THE MERGER	1
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS	9
THE ANNUAL MEETING	11
SUMMARY OF MERGER PROPOSAL	14
MARKET PRICE AND DIVIDEND INFORMATION	21
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION	22
RISK FACTORS	28
THE MERGER	40
INTERESTS OF THE PROCAP DIRECTORS, EXECUTIVE OFFICERS AND AFFILIATE STOCKHOLDERS IN THE MERGER	49
MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER	50
THE MERGER AGREEMENT	53
DESCRIPTION OF CFO SILVIA’S BUSINESS	57
MATTERS BEING SUBMITTED TO A VOTE OF PROCAP’S STOCKHOLDERS	59
PROPOSAL NO. 1: APPROVAL, FOR PURPOSES OF NASDAQ LISTING RULE 5635, OF THE ISSUANCE OF SHARES OF PROCAP’S COMMON STOCK PURSUANT TO THE TERMS OF THE MERGER AGREEMENT	59
PROPOSAL 2. ELECTION OF DIRECTOR	60
CORPORATE GOVERNANCE	61
DIRECTOR AND EXECUTIVE OFFICER COMPENSATION	66
EXECUTIVE OFFICERS AND DIRECTORS	73
PROPOSAL 3. APPROVAL FOR EQUITY PLAN AMENDMENT	76
PROCAP’S MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS	78
QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT PROCAP’S MARKET RISK	79
CFO SILVIA’S MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS	80
PRINCIPAL STOCKHOLDERS OF PROCAP FINANCIAL, INC.	83
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	85
FUTURE STOCKHOLDER PROPOSALS	87
AVAILABILITY OF ANNUAL REPORT ON FORM 10-K	87
STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS	88
WHERE YOU CAN FIND MORE INFORMATION	88
INFORMATION INCORPORATED BY REFERENCE	88
CFO SILVIA, INC AUDITED FINANCIAL STATEMENTS	F-1

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND THE MERGER

The following section provides answers to frequently asked questions about ProCap’s Annual Meeting, including with respect to the proposed Merger. This section, however, provides only summary information. For a more complete response to these questions and for additional information, please refer to the cross-referenced sections.

Q: When and where is the ProCap Annual Meeting?

A: The ProCap Annual Meeting will be held exclusively via live audio-only webcast at https://www.cstproxy.com/procapfinancial/2026 promptly at 9:00 a.m. Eastern Time. Please note that you will not be able to attend the ProCap Annual Meeting in person.

Q: Who is entitled to vote at the Annual Meeting?

A: The Board has fixed the close of business on February 10, 2026 as the Record Date for a determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there are 83,422,775 shares of Common Stock of the Company outstanding. Each share of the Common Stock represents one vote that may be voted on each matter that may come before the Annual Meeting.

Q: May I ask questions at the Annual Meeting?

A: Yes. We expect that most of our directors and executive officers will attend the Annual Meeting and may be available to answer questions and make a statement if they desire to do so. We will provide our stockholders the opportunity to ask questions and make statements. Instructions for submitting questions and making statements will be posted on the Annual Meeting website. The question-and-answer session will be conducted in accordance with certain Rules of Conduct. These Rules of Conduct will be posted on our investor relations website prior to the date of the Annual Meeting and may include certain procedural requirements.

To allow us to answer questions from as many stockholders as possible, we may limit each stockholder to two questions. Questions from multiple stockholders on the same topic or that are otherwise related may be grouped, summarized and answered together.

Q: How many shares are outstanding? What constitutes a quorum?

A: At the close of business on the Record Date for the Annual Meeting, 83,422,775 shares of Common Stock were outstanding and eligible to vote at the Annual Meeting.

Business may not be conducted at the Annual Meeting unless a quorum is present. Under the amended and restated bylaws of the Company (the “Bylaws”), a majority in voting power of the stock of the Company entitled to vote at the Annual Meeting constitutes a quorum with respect to all matters presented. If you submit a properly executed proxy or voting instruction card via mail or properly cast your vote via the Internet or the phone, your shares will be considered part of the quorum, even if you abstain from voting or withhold authority to vote as to a particular proposal.

Q: What is the deadline for voting?

The deadline for voting electronically is 11:59 p.m. (Eastern Time) on March 26, 2026. If voting by mail, we must have received your proxy card by this time. If you attend the Annual Meeting virtually, you may vote your shares electronically during the meeting. However, even if you plan to attend the Annual Meeting, we still encourage you to vote your shares ahead of time to ensure your voice is heard.

Q: What matters will be voted on at the Annual Meeting?

A: The proposals that are scheduled to be considered and voted on at the Annual Meeting are as follows:

1.	approve, for purposes of Nasdaq Listing Rule 5635, the issuance of shares of ProCap’s Common Stock pursuant to the terms of the Merger Agreement (the “Merger Proposal” or “Proposal No. 1”);

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2.	elect Eric Jackson, a Class I director, to the Board to hold office for a three-year term until our annual meeting of stockholders to be held in 2029 (“Director Appointment Proposal” or “Proposal No. 2);

3.	approve an amendment to the Company’s 2025 Equity Incentive Plan to increase the number of shares authorized for issuance thereunder, to enable the Company to continue to grant equity compensation awards to current and future employees in accordance with the Company’s compensation practices (“Equity Plan Amendment” or “Proposal No. 3”); and

4.

approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1, Proposal No. 2, or Proposal No. 3 (the “Adjournment Proposal” or “Proposal No. 4”).

Q: What are the Board’s voting recommendations?

A: The Board recommends that you vote “FOR” each of the Proposals.

Q: How can I find out the results of the voting at the ProCap Annual Meeting?

A: Final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the ProCap Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Q: What is the difference between holding shares as a record holder and as a beneficial owner?

A: If your shares are registered in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Q: Who may attend the Annual Meeting?

A: Record holders and beneficial owners may attend the Annual Meeting. If your shares are held in street name, you will need a “legal proxy” from your brokerage firm, bank, dealer or other similar organization when you register for the Annual Meeting showing your stock ownership as of the Record Date.

Q: How do I vote?

A: If you are a stockholder of record, you may:

1.	Vote by internet. Access www.cstproxyvote.com and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the meeting. Vote online until 11:59 p.m. Eastern Time the day before the Annual Meeting.

2.	Vote by mail. Mark, date, sign and mail promptly the enclosed proxy card.

3.	Vote at the Annual Meeting. Register, attend virtually and vote at the Annual Meeting at https://www.cstproxy.com/procapfinancial/2026 and please be sure to have your control number available.

If you vote by internet, please DO NOT mail your proxy card.

If you are a beneficial owner, you must follow the voting procedures of your nominee included with your proxy materials. If your shares are held by a nominee and you intend to vote at the Annual Meeting, please have a legal proxy from your nominee authorizing you to vote your shares when you register for the Annual Meeting.

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The proxy is fairly simple to complete, with specific instructions on the electronic ballot or card. By completing and submitting your proxy, you will direct the designated person (also known as a “proxy”) to vote your stock at the Annual Meeting in accordance with your instructions. The Board has appointed Anthony Pompliano and Renae Cormier to serve as proxies for the Annual Meeting.

Your proxy will be valid only if you complete and return it before the Annual Meeting. If you properly complete and transmit your proxy but do not provide voting instructions with respect to a proposal, then the designated proxy will vote your shares “FOR” each proposal as to which you provide no voting instructions in accordance with the Board’s recommendation in the manner described under “What if I do not specify how I want my shares voted?” below. We do not anticipate that any other matters will come before the Annual Meeting, but if any other matters properly come before the meeting, then the designated proxy will vote your shares in accordance with applicable law and his judgment.

If you hold your shares in “street name,” your bank, broker or other nominee should provide you with a voting instruction card along with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you fail to complete one or more of the voting instructions on the voting instruction card, then your nominee may be unable to vote your shares with respect to the proposal as to which you provided no voting instructions. See “What is a broker non-vote?” Alternatively, if you want to vote your shares in person at the Annual Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a stockholder is not the same as a nominee-issued proxy. If you fail to bring a nominee-issued proxy to the Annual Meeting, you will not be able to vote your nominee-held shares in person at the Annual Meeting.”

Q: What if I do not specify how I want my shares voted?

A: If you submit a signed proxy card or submit your proxy by internet and do not specify how you want to vote your shares, we will vote your shares FOR each of the Proposals.

Q: What constitutes a quorum?

A: To carry on the business of the Annual Meeting, we must have a quorum. A quorum is present when a majority of the voting power of the issued and outstanding capital stock of the Company, as of the Record Date, is represented in person or by proxy. Shares owned by the Company are not considered outstanding or considered to be present at the Annual Meeting. Broker non-votes and abstentions are counted as present for the purpose of determining the existence of a quorum.

Q: What happens if the Company is unable to obtain a quorum?

A: If a quorum is not present to transact business at the Annual Meeting or if we do not receive sufficient votes in favor of the proposals by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit continued solicitation of proxies.

Q: What is a “broker non-vote”?

A: Broker non-votes occur with respect to shares held in “street name,” in cases where the record owner (for instance, the brokerage firm or bank) does not receive voting instructions from the beneficial owner and the record owner does not have the authority to vote those shares on a proposal.

Various national and regional securities exchanges applicable to brokers, banks, and other holders of record determine whether the record owner (for instance, the brokerage firm, or bank) is able to vote on a proposal if the record owner does not receive voting instructions from the beneficial owner. The record owner may vote on proposals that are determined to be routine under these rules and may not vote on proposals that are determined to be non-routine under these rules. If a proposal is determined to be routine, your broker, bank, or other holder of record is permitted to vote on the proposal without receiving voting instructions from you.

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The Merger Proposal, Director Appointment Proposal, Equity Plan Amendment and Adjournment Proposal are non-routine and the record owner may not vote your shares on any of these proposals if it does not get instructions from you. If you do not provide voting instructions on these matters, a broker non-vote will occur. Broker non-votes, as well as abstentions, will each be counted towards the presence of a quorum but will not be counted towards the number of votes cast for any proposal.

Q: How many votes are needed for each proposal to pass?

Proposals		Vote Required
(1)	Merger Proposal	Majority of the voting power present in person or by proxy and entitled to vote on the matter
(2)	Director Appointment Proposal	Affirmative vote of a plurality of the shares of the voting power present. The persons receiving the greatest number of votes will be elected as director.
(3)	Equity Plan Amendment	Majority of the voting power present in person or by proxy and entitled to vote on the matter
(4)	Adjournment Proposal	Majority of the voting power present in person or by proxy and entitled to vote on the matter.

Q: Is broker discretionary voting allowed and what is the effect of broker non-votes?

Vote Allowed		Discretionary	Effect of Broker Non- Votes on the Proposal
(1)	Merger Proposal	No	None
(2)	Director Appointment Proposal	No	None
(3)	Equity Plan Amendment	No	None
(4)	Adjournment Proposal	No	None

Q: How are votes counted?

A: Votes will be counted by the inspector of elections appointed for the meeting, who will separately count votes “FOR” and “AGAINST,” abstentions and, if applicable, broker non-votes.

We do not expect that any matter other than Proposal Nos. 1, 2, 3 and 4 will be brought before the ProCap Annual Meeting.

Q: What will happen if I return my proxy or voting instruction form without indicating how to vote?

A: If you submit your proxy or voting instruction form without indicating how to vote your shares on any particular proposal, the shares of ProCap Common Stock represented by your proxy will be voted as recommended by the ProCap Board with respect to that proposal.

Q: May I change my vote after I have submitted a proxy or voting instruction form?

A: ProCap’s stockholders of record may change their vote at any time before their proxy is voted at the ProCap Annual Meeting in one of following ways:

●	by sending a written notice to the Secretary of ProCap stating that you would like to revoke your proxy.

●	by duly executing a subsequently dated proxy relating to the same shares of ProCap Common Stock and returning it in the postage-paid envelope provided, which subsequent proxy is received before the prior proxy is exercised at the ProCap Annual Meeting; and/or

●	by attending the ProCap Annual Meeting and voting such shares of ProCap Common Stock during the ProCap Annual Meeting.

If a stockholder who owns shares of ProCap Common Stock in “street name” has instructed a broker, bank or other nominee to vote its shares of ProCap Common Stock, the stockholder must follow directions received from its broker to change those instructions.

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Q: When are stockholder proposals due for the 2027 annual meeting of stockholders?

A: Any stockholder who intends to present a proposal for inclusion in our proxy materials for our 2027 annual meeting of stockholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must deliver the proposal to the Secretary of the Company at our principal executive offices, located at 600 Lexington Avenue, Floor 2, New York, New York 10022, not less than 120 days prior to the date of this proxy statement. However, if the date of next year’s annual meeting is changed by more than 30 days from the date of this year’s meeting, then the deadline is a reasonable time before the Company begins to print and send its proxy materials.

Any stockholder who intends to nominate a candidate for election to the Board at the 2027 annual meeting of stockholders or who intends to submit a proposal pursuant to our Bylaws without including such proposal in our proxy materials pursuant to Rule 14a-8 must deliver timely notice of the nomination or proposal to the Secretary of the Company at our principal executive offices, located at 600 Lexington Avenue, Floor 2, New York, New York 10022.

To be timely, a stockholder’s notice must be delivered to the Secretary at the principal executive offices of the Company not less than 90 days nor more than 120 days prior to the first anniversary of the date of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 90 days from such anniversary date, or if no annual meeting was held in the preceding year, notice by a stockholder to be timely must be delivered not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which the Company first makes a public announcement of the date of the annual meeting.

The written notice must include certain information and satisfy the requirements set forth in our Bylaws, a copy of which will be sent to any stockholder upon written request to the Secretary of the Company.

Q: Who is paying for this proxy solicitation?

A: ProCap is responsible for the cost of printing and filing of this proxy statement and the proxy card, including any fees paid to the U.S. Securities and Exchange Commission (“SEC”) in connection with filing the proxy statement, and any amendments and supplements thereto, with the SEC. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries who are record holders of ProCap Common Stock for the forwarding of solicitation materials to the beneficial owners of ProCap Common Stock. ProCap will reimburse these brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses they incur in connection with the forwarding of solicitation materials. In addition to these proxy materials, ProCap’s directors and employees may also solicit proxies in person, by telephone or by other means of communication.

Questions Relating to the Merger

Q: What is the Merger?

ProCap, Merger Sub, CFO Silvia, Inflection Points, and Shain Noor, in his individual capacity and as a representative of the stockholders of CFO Silvia, have entered into the Merger Agreement dated February 9, 2026.

Pursuant to the Merger Agreement, on the Closing Date: (a) Merger Sub will merge with and into CFO Silvia, with CFO Silvia continuing as the surviving entity, (b) each issued and outstanding share of capital stock of the Company will be converted into the right to receive shares of ProCap’s Common Stock; and (c) as a result of the Merger and the other transactions contemplated by the Merger Agreement, among other matters, CFO Silvia will become a wholly-owned subsidiary of ProCap.

At the effective time of the Merger (the “Effective Time”), each share of CFO Silvia Common Stock outstanding immediately prior to the Effective Time (other than dissenting shares and treasury shares) will be converted into the right to receive shares of Common Stock of the Company, consisting of (i) the per share merger consideration, and (ii) any per share earnout consideration, in each case as described in the Merger Agreement and related spreadsheet to be delivered prior to closing. In addition, each outstanding simple agreement for future equity (“SAFE”) will be terminated at the Effective Time, and each SAFE holder will be entitled to receive a portion of the total merger consideration and earnout shares (if any), in accordance with the Merger Agreement. A portion of the merger consideration otherwise payable to equityholders will be deposited into an escrow account for a period of twelve months to secure indemnification obligations. The shares of Company Common Stock issued in the Merger will be subject to transfer restrictions, including lock-up provisions, as further described in the Merger Agreement.

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Subject to the terms and conditions of the Merger Agreement, during the earnout period, if the volume-weighted trading price of the Company Common Stock equals or exceeds $9.00 on the applicable measurement date, the Company will issue the earnout shares within ten business days following such date; provided that any earnout shares deliverable to Shain Noor are conditioned upon his continued employment and good standing through the earnout release date, subject to certain exceptions. The earnout may only be achieved and paid once, and Company’s earnout obligations terminate upon issuance of the earnout shares or expiration of the earnout period.

Q: Why are we requesting stockholder approval for the Merger?

A: Pursuant to Nasdaq Listing Rule 5635(a)(2), a company listed on Nasdaq is required to obtain stockholder approval prior to the issuance of common stock or other securities into or exercisable for common stock, in connection with the acquisition of the stock or assets of another company, if any director, officer or substantial stockholder of the listed company has a 5% or greater interest (or such persons collectively have a 10% or greater interest), directly or indirectly, in the listed company or assets to be acquired or in the consideration to be paid in the transaction or series of related transactions and the present or potential issuance of common stock, or securities convertible into or exercisable for common stock, could result in an increase in outstanding shares of common stock or voting power of 5% or more.

Our Chief Executive Officer, Anthony Pompliano, is the Chief Executive Officer of Inflection Points, one of our stockholders, which is a greater than 5% stockholder of us before the closing of the Merger. Inflection Points, is considered a substantial stockholder pursuant to Nasdaq Listing Rule 5635(a)(2). Inflection Points is also a greater than 5% stockholder of CFO Silvia before the closing of the Merger, and as a result, upon the Effective Time of the Merger and pursuant to the Merger Agreement, Inflection Points is expected to receive shares of our Common Stock in exchange for the shares then-held in CFO Silvia. See section entitled “Summary of Merger Proposal—The Merger”.

Q: What will happen to ProCap if, for any reason, the Merger does not close?

A: If, for any reason, the Merger does not close, the Board may elect to, among other things, attempt to complete another strategic transaction similar to the Merger.

Q: Why are the two companies proposing to merge?

A: ProCap and CFO Silvia are merging to create a scaled, technology-enabled financial services platform purpose-built for independent investors. The transaction combines ProCap’s capital markets, and execution capabilities with CFO Silvia’s agentic artificial intelligence infrastructure to deliver an integrated solution across the full financial lifecycle of independent investors.

Management believes the combination enhances competitive positioning, accelerates organic growth, and creates a more diversified and recurring revenue profile, ultimately strengthening long-term stockholder value.

Q: Why am I receiving this proxy statement?

A: You are receiving this proxy statement because you have been identified as a holder of ProCap Common Stock as of the Record Date, and you are entitled to vote at the ProCap Annual Meeting to approve the matters described in this proxy statement. This proxy statement contains important information about the ProCap Annual Meeting, the Merger, the Merger Agreement and the other business to be considered by ProCap stockholders at the ProCap Annual Meeting and you should read it carefully and in its entirety. The enclosed voting materials allow you to authorize a proxy to vote your shares of ProCap Common Stock without attending the ProCap Annual Meeting. As promptly as practicable, please complete, sign, date and mail your proxy card in the pre-addressed postage-paid envelope provided or call the toll-free telephone number listed on your proxy card or access the internet website described in the instructions on the enclosed proxy card.

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Q: What is required to consummate the Merger?

A: To consummate the Merger, the holders of ProCap Common Stock must approve the Merger Proposal. Proposal Nos. 2, 3 and 4 are not a closing condition for the consummation of the Merger.

In addition to the requirement of obtaining stockholder approval of the Merger Proposal, each of the other closing conditions set forth in the Merger Agreement must be satisfied or, unless not waivable as a matter of law, waived. For a complete description of the closing conditions under the Merger Agreement, we urge you to read the section titled “The Merger Agreement-Conditions to the Merger.”

Q: Will holders of the ProCap Common Stock issued in the Merger be able to sell those shares without restriction?

A: The shares of ProCap Common Stock issued as consideration in the Merger will be issued in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on Section 4(a)(2) of the Securities Act and may not be offered or sold by the holders of those shares absent registration or an applicable exemption from the registration requirements. Pursuant to the Merger Agreement, the merger consideration will be issued but subject to a lock-up until such time as ProCap’s stock price reaches $9.00 per share and the Earn Out Shares (as defined in the Merger Agreement) are not issued unless and until ProCap’s stock price reaches $9.00 per share before the fifth anniversary of Closing. As a general matter, holders of such shares will not be able to transfer any of their shares until at least six months after receiving shares of ProCap Common Stock, which is when the shares would first be eligible to be sold under Rule 144 promulgated under the Securities Act, assuming the conditions thereof are otherwise satisfied. Holders of Common Stock issued in the Merger will have certain registration rights to register their securities as further described in the section entitled “Merger Agreement -Registration Rights Agreement.”

Q: What will ProCap’s stockholders receive in the Merger?

A: At the Effective Time, ProCap’s stockholders will continue to own and hold their existing shares of ProCap Common Stock.

Q: What will happen to ProCap’s options and restricted stock units in the Merger?

A: ProCap stock options and ProCap restricted stock units will remain outstanding and will not change in connection with the Merger.

Q: Who will be the directors of ProCap following the Merger?

A: At the Effective Time, the post-Merger company is expected to initially consist of all four (4) of the current members of ProCap’s board of directors, comprised of Anthony Pompliano, Gary Quin, Bill Koutsouras and Eric Jackson, each until their respective successors are duly elected or appointed and qualified or their earlier death, resignation or removal.

The aforementioned Board will have an audit committee, a compensation committee, treasury committee and a nominating and corporate governance committee, in accordance with the rules of Nasdaq.

Q: Who will be the executive officers of ProCap following the Merger?

A: Immediately following the Merger, the executive management team of the post-Merger company is expected to remain the same as ProCap pre-Merger, with the addition of a Chief Technology Officer, Shain Noor, whose appointment is subject to the approval of the Merger Proposal by our stockholders and the satisfaction of other closing conditions:

Name	Position with ProCap
Anthony Pompliano	Chief Executive Officer
Renae Cormier	Chief Financial Officer
Jeffrey Park	Chief Investment Officer
Megan Pacchia	Chief Operating Officer
Kyle Wood	Chief Legal Officer and Secretary
Shain Noor	Chief Technology Officer

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Q: What risks should I consider in deciding whether to vote in favor of Proposal No. 1?

A: You should carefully review the section of the proxy statement titled “Risk Factors,” which sets forth certain risks and uncertainties related to the Merger, risks and uncertainties to which the combined company’s business will be subject, and risks and uncertainties to which each of ProCap and CFO Silvia is subject.

Q: When do you expect the Merger to be consummated?

A: We anticipate that the Merger will be consummated during the second quarter of 2026, shortly after the ProCap Annual Meeting to be held on March 27, 2026, but we cannot predict the exact timing. For more information, please see the section titled “The Merger Agreement-Conditions to the Merger.”

Q: What are the material U.S. federal income tax consequences of the Merger to U.S. Holders of CFO Silvia shares?

A: The Merger is intended to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), as further discussed in the section entitled “Material U.S. Federal Income Tax Consequences of the Merger”.

The tax consequences to each CFO Silvia stockholder will depend on that stockholder’s particular circumstances. Each CFO Silvia stockholder should consult with its tax advisor for a full understanding of the tax consequences of the Merger to that stockholder.

Q: What do I need to do now?

A: ProCap and CFO Silvia urge you to read this proxy statement carefully, including its annexes and information incorporated herein, and to consider how the Merger affects you.

If you are a holder of ProCap Common Stock as of the Record Date, please vote your shares as soon as possible so that your shares will be represented at the ProCap Annual Meeting. Please follow the instructions set forth on the enclosed proxy card or on the voting instruction form provided by the record holder of your shares if your shares are held in the name of your bank, broker or other nominee.

Q: Have CFO Silvia’s stockholders agreed to adopt the Merger Agreement?

A: Yes. On February 9, 2026, CFO Silvia’s stockholders adopted the Merger Agreement and approved the Merger and the other Contemplated Transactions via the CFO Silvia stockholder vote. For more information on the matters approved by the stockholders of CFO Silvia please see the section titled “The Merger Agreement-Conditions to the Merger.”

Q: What are the interests of ProCap management and directors in the Merger?

A: Our Chief Executive Officer, Anthony Pompliano, is the Chief Executive Officer of Inflection Points, one of our stockholders, which is a greater than 5% stockholder of us before the closing of the Merger. Inflection Points is considered a substantial stockholder pursuant to Nasdaq Listing Rule 5635(a)(2). Inflection Points is also a greater than 5% stockholder of CFO Silvia before the closing of the Merger, and as a result, upon the Effective Time of the Merger and pursuant to the Merger Agreement, Inflection Points is expected to receive shares of our Common Stock in exchange for the shares then-held in CFO Silvia.

Q: Am I entitled to appraisal rights?

A: ProCap’s stockholders are not entitled to appraisal rights in connection with the Merger or any of the proposals to be voted on at the Annual Meeting.

Q: Who can help answer my questions?

A: If you are a holder of ProCap Common Stock as of the Record Date and would like additional copies, without charge, of this proxy statement or if you have questions about the Merger, including the procedures for voting your shares, you should contact ProCap at 600 Lexington Avenue, Floor 2, New York, New York 10022, (305) 938-0912.

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement may constitute “forward-looking statements” for purposes of the federal securities laws. Our forward-looking statements include, but are not limited to, statements as they relate to us and CFO Silvia, the management of either such company or the Merger between us and CFO Silvia, involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. All statements other than statements of historical facts contained in this proxy statement, including statements regarding the financial position, business strategy and the plans and objectives of management for our future operations, are forward-looking statements. When used in this proxy statement, the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward looking statements.

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the following risks, uncertainties (some of which are beyond our control) or other factors:

●	As the regulatory framework for artificial intelligence and machine learning technologies evolves, the business, financial condition, and results of operation of CFO Silvia may be adversely affected.

●	Uncertainty in the development, deployment, and use of artificial intelligence in CFO Silvia’s platform and products and by its customers may result in harm to its business and reputation.

●	CFO Silvia may not be successful in its artificial intelligence initiatives, which could adversely affect its business, reputation, or financial results.

●	The market for CFO Silvia’s artificial intelligence-based services is still emerging, and its artificial intelligence programs may not achieve the growth potential it expects.

●	CFO Silvia is exposed to risks related to the use of artificial intelligence by itself and its competitors.

●	Utilization of artificial intelligence agents by CFO Silvia’s users or its failure to incorporate artificial intelligence into its operations could adversely affect its business, reputation, or financial results.

●	CFO Silvia uses generative artificial intelligence including in its products and services, which may result in operational challenges, legal liability, reputational concerns, competitive risks and regulatory concerns that could adversely affect its business and results of operations.

●	There can be no assurance that CFO Silvia will successfully identify opportunities for new products and services, develop and bring new products and services to market in a timely manner, achieve market acceptance of its products and services, or that products, services, and technologies developed by others will not render its products, services, and technologies obsolete or noncompetitive.

●	Although CFO Silvia attempts to remedy any issues it observes in its products as effectively and rapidly as possible, such efforts may not be timely, may hamper production or may not completely satisfy its customers.

●	In addition, as CFO Silvia continues to develop its artificial intelligence services and products, it may face many additional challenges, including the availability and cost of computing access, energy, processing power limitations and the substantial power requirements for data centers.

●	If the conditions to the Merger are not satisfied or waived, the Merger may not be consummated.

●	The obligations and liabilities of CFO Silvia, some of which may be unanticipated or unknown, may be greater than we have anticipated, which may diminish the value of CFO Silvia to us.

●	If the Merger is not completed, our stock price may decline or fluctuate significantly.

●	Our existing stockholders will have reduced ownership and voting interests in ProCap following completion of the Merger.

●	The market price of our shares of Common Stock following the Merger may decline as a result of the Merger.

●	Because the lack of a public market for CFO Silvia’s capital stock makes it difficult to evaluate the fair market value of CFO Silvia’s capital stock, the value of our shares of Common Stock to be issued to CFO Silvia’s stockholders in connection with the Merger may be more or less than the fair market value of CFO Silvia’s capital stock.

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●	Potential litigation against us and CFO Silvia could result in substantial costs, an injunction preventing the completion of the Merger and/or a judgment resulting in the payment of damages.

●	We and CFO Silvia may incur significant acquisition-related costs in connection with the Merger, which may be in excess of those anticipated by us and CFO Silvia.

●	Prior to 2026, our primary business focus was on advertising and media operations, along with our Bitcoin treasury strategy. Recently we announced that our corporate strategy is going to focus on AI operations, and de-emphasizing our advertising and media operations, while maintaining our Bitcoin treasury strategy. This expansion to AI operations involves several risks.

●	The combined company will incur losses for the foreseeable future and might never achieve profitability.

●	The combined company may need to raise additional financing in the future to fund its operations, which may not be available to it on favorable terms or at all.

●	The combined company’s stock price is expected to be volatile, and the market price of its common stock may drop following the Merger.

●	Financial reporting obligations of being a public company in the United States are expensive and time-consuming, and the combined company’s management will be required to devote substantial time to compliance matters.

●	The sale or availability for sale of a substantial number of shares of common stock of the combined company after the Merger and after expiration of applicable lock-up periods could adversely affect the market price of such shares after the Merger.

●	The combined company will continue to be a smaller reporting company. The combined company cannot be certain whether the reduced disclosure requirements applicable to smaller reporting companies will make the combined company’s common stock less attractive to investors or otherwise limit the combined company’s ability to raise additional funds.

●	ProCap and CFO Silvia do not anticipate that the combined company will pay any cash dividends in the foreseeable future.

●	An active trading market for the combined company’s common stock may not develop and its stockholders may not be able to resell their shares of common stock for a profit, if at all.

●	If equity research analysts do not publish research or reports, or publish unfavorable research or reports, about the combined company, its business or its market, its stock price and trading volume could decline.

●	The combined company must maintain effective internal controls over financial reporting, and if the combined company is unable to do so, the accuracy and timeliness of the combined company’s financial reporting may be adversely affected, which could have a material adverse effect on the combined company’s business and stock price.

●	If the combined company fails to attract and retain management and other key personnel, it may be unable to continue to successfully develop or commercialize its product candidates or otherwise implement its business plan.

●	Unfavorable global economic conditions could adversely affect the combined company’s business, financial condition or results of operations.

●	Anthony Pompliano’s indirect ownership interests in CFO Silvia may create conflicts of interest, which could result in terms that are less favorable to the Company than those that could have been obtained otherwise.

●	The special committee of the Company’s Board established in connection with the Merger may not be effective in mitigating conflicts of interest.

These forward-looking statements are subject to a number of risks, uncertainties and assumptions. We operate in an evolving environment. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

You should read this proxy statement completely and with the understanding that our actual future results may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements.

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THE ANNUAL MEETING

Date, Time and Place

The Annual Meeting of ProCap’s stockholders will be held at 9:00 a.m. Eastern Time, on March 27, 2026 at https://www.cstproxy.com/procapfinancial/2026.

Purpose of the Annual Meeting

The purpose of the Annual Meeting is to consider and vote on the following proposals:

1.	to approve for purposes of Nasdaq Listing Rule 5635, the issuance of shares of ProCap’s Common Stock pursuant to the terms of the Merger Agreement;

2.	elect Eric Jackson, a Class I director, to the board of directors of the Company to hold office for a three-year term until our annual meeting of stockholders to be held in 2029;

3.	approve an amendment to the Company’s 2025 Equity Incentive Plan to increase the number of shares authorized for issuance thereunder, to enable the Company to continue to grant equity compensation awards to current and future employees in accordance with the Company’s compensation practices; and

4.	approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1, Proposal No. 2, or Proposal No. 3.

If ProCap is to complete the merger with CFO Silvia, stockholders must approve Proposal 1. The approval of Proposals 2, 3 or 4 is not a condition to the completion of the merger with CFO Silvia.

Record Date; Shares Outstanding and Entitled to Vote

The ProCap Board has fixed February 10, 2026 as the Record Date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. Only holders of record of shares of ProCap Common Stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. At the close of business on the Record Date, ProCap had 83,422,775 shares of ProCap Common Stock outstanding and entitled to vote at the Annual Meeting. Each holder of record of shares of Common Stock on the Record Date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

Quorum

Under the Bylaws, the holders of a majority in voting power of the shares of ProCap Common Stock issued and outstanding and entitled to vote at the meeting, present virtually or represented by proxy, shall constitute a quorum at any meeting of stockholders. If less than a quorum is present at a meeting, then either (i) the chair of the meeting or (ii) the stockholders by the affirmative vote of the holders of a majority of the voting power of the stock, present virtually or represented by proxy, shall have power to adjourn the meeting from time to time. The inspector of election appointed for the Annual Meeting will determine whether a quorum is present. The inspector of election will treat abstentions as present for purposes of determining the presence of a quorum.

If a beneficial owner of shares held in “street name” by a bank, broker or other nominee does not provide the organization that holds its shares with specific voting instructions, then, under applicable rules, the organization that holds its shares may generally vote on “discretionary” matters but cannot vote on “non-discretionary” matters. If the organization that holds the beneficial owner’s shares does not receive instructions from such stockholder on how to vote its shares on any proposal to be voted on at the Annual Meeting, that bank, broker or other nominee will inform the inspector of election at the Annual Meeting that it does not have authority to vote on any proposal at the Annual Meeting with respect to such shares, and, furthermore, such shares will not be deemed to be in attendance at the meeting. This is generally referred to as a “broker non-vote.” However, if the bank, broker or other nominee receives instructions from such stockholder on how to vote its shares as to at least one proposal but not all of the proposals, the shares will be voted as instructed on any proposal which voting instructions have been given but will not be voted on the other, uninstructed proposal(s).

If a quorum is not present, the only business that can be transacted at the Annual Meeting is the adjournment of the meeting to another date or time.

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How to Vote Your Shares

If you hold your shares in your own name, you may submit a proxy by telephone, via the internet or by mail or vote by attending the Annual Meeting via the Internet and voting during the Annual Meeting.

●	Submitting a Proxy by Telephone: You can submit a proxy for your shares by telephone until 11:59 p.m. Eastern Time on March 26, 2026 by calling the toll-free telephone number on the enclosed proxy card.

●	Submitting a Proxy via the internet: You can submit a proxy via the internet until 11:59 p.m. Eastern Time on March 26, 2026 by accessing the web site listed on your proxy card and following the instructions you will find on the web site.

●	Submitting a Proxy by Mail: If you choose to submit a proxy by mail, simply mark the enclosed proxy card, date and sign it, and return it in the postage paid envelope provided.

By casting your vote in any of the three ways listed above, you are authorizing the individuals listed on the proxy to vote your shares in accordance with your instructions.

If your shares are held in the name of a bank, broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted. Please follow the instructions from the holder of record carefully.

How to Change Your Vote

The proxy accompanying this proxy statement is solicited on behalf of the ProCap Board for use at the Annual Meeting.

Any ProCap stockholder of record voting by proxy, other than those ProCap stockholders who have executed a voting agreement and irrevocable proxy, has the right to revoke the proxy at any time before the polls close at the Annual Meeting by:

●	delivering a written notice stating that he, she or it would like to revoke his, her or its proxy to ProCap’s Secretary;

●	delivering a duly executed proxy card to ProCap’s Secretary bearing a later date than the proxy being revoked;

●	submitting a proxy on a later date by telephone or via the internet (only your last telephone or internet proxy will be counted), before 11:59 p.m. Eastern Time on March 26, 2026; or

●	attending the Annual Meeting, withdrawing his, her or its proxy, and voting during the Annual Meeting via the Internet. Attendance alone at the Annual Meeting will not revoke a proxy.

If a stockholder of ProCap has instructed a broker to vote its shares of ProCap Common Stock that are held in “street name,” the stockholder must follow directions received from its broker to change those instructions.

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Proxies; Counting Your Vote

A majority of the shares entitled to vote, present at the Annual Meeting or represented by proxy constitute a quorum at the Annual Meeting. Stockholders shall have one vote for each share of stock entitled to vote owned by them as of the Record Date. Assuming the presence of a quorum at the meeting:

●	Approve for purposes of Nasdaq Listing Rule 5635, the issuance of shares of ProCap’s Common Stock pursuant to the terms of the Merger Agreement, the affirmative vote of the holders of a majority of the voting power present in person or by proxy and entitled to vote on the matter is required. Broker non-votes, if any, will have no effect on the outcome of this proposal. Abstentions will have the same effect as a vote against the matter.

●	Elect Eric Jackson, a Class I director, to the Board of the Company to hold office for a three-year term until our annual meeting of stockholders to be held in 2029, the affirmative vote of a plurality of the shares of the voting power present is required. The persons receiving the greatest number of votes will be elected as director. Broker non-votes, if any, will have no effect on the outcome of this proposal. Abstentions will have the same effect as a vote against the matter.

●	Approve an amendment to the Company’s 2025 Equity Incentive Plan to increase the number of shares authorized for issuance thereunder, to enable the Company to continue to grant equity compensation awards to current and future employees in accordance with the Company’s compensation practices, the affirmative vote of the holders of a majority of the voting power present in person or by proxy and entitled to vote on the matter at the is required. Broker non-votes, if any, will have no effect on the outcome of this proposal. Abstentions will have the same effect as a vote against the matter.

●	Approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1, Proposal No. 2, or Proposal No. 3, the affirmative vote of the holders of a majority of the voting power present in person or by proxy and entitled to vote on the matter is required. Broker non-votes, if any, will have no effect on the outcome of this proposal. Abstentions will have the same effect as a vote against the matter.

Appraisal Rights

ProCap’s stockholders are not entitled to appraisal rights in connection with the Merger.

Solicitation of Proxies

ProCap will bear the cost of soliciting proxies, including the printing, mailing and filing of this proxy statement, the proxy card and any additional information furnished to ProCap’s stockholders. You will need to obtain your own internet access if you choose to access the proxy materials and/or vote over the internet. ProCap and CFO Silvia may use the services of its directors, officers and other employees to solicit proxies from ProCap’s stockholders without additional compensation. In addition, ProCap has engaged Sodali & Co., a proxy solicitation firm, to assist in the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of customary disbursements, which are not expected to exceed $35,000 in total. Arrangements will also be made with banks, brokers, nominees, custodians and fiduciaries who are record holders of ProCap Common Stock for the forwarding of solicitation materials to the beneficial owners of ProCap Common Stock. ProCap will reimburse these banks, brokers, nominees, custodians and fiduciaries for the reasonable out-of-pocket expenses they incur in connection with the forwarding of solicitation materials.

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SUMMARY OF MERGER PROPOSAL

This summary highlights selected information from this proxy statement and may not contain all of the information that is important to you. To better understand the Merger and the proposals being considered at the ProCap Annual Meeting, you should read this entire proxy statement carefully, including the Merger Agreement attached as Annex A and the fairness opinion for the Merger is attached as Annex B. For more information, please see the section titled “Where You Can Find More Information” beginning on page 88 of this proxy statement.

The Companies

ProCap Financial, Inc.

600 Lexington Avenue, Floor 2

New York, New York 10022

(305) 938-0912

Founded in 2025, ProCap Financial, Inc. (NASDAQ: BRR (Common Stock); NASDAQ: BRRWW (warrants)) is a U.S.-based, modern finance company. The Company’s mission is to help independent investors make money. The Company initially launched with Bitcoin-focused media products and Bitcoin holdings on its corporate balance sheet. In 2026, the Company added strategies related to the use of AI and automation to support the development and delivery of financial products and services.

The Company’s business is built upon a foundational belief that advances in AI may enable more scalable and efficient tools for portfolio analysis, financial planning, and investor decision support. Consistent with this approach, the Company expects to increasingly rely on software-based systems and automated processes as part of its operating model. ProCap further believes that Bitcoin represents a superior long-term store of value and a viable alternative to traditional fiat-based reserve assets. The Company believes Bitcoin will play an increasingly important role as a reserve asset for individuals, corporations, and governments worldwide. A key objective of the Company is to support the broader Bitcoin information ecosystem, including through audio podcasts, video interviews, and text-based articles designed to help individuals and organizations understand Bitcoin’s significance and utility of its mission. To support their operations, the Company has initiated its plan to accumulate and hold Bitcoin as a long-term treasury reserve asset.

CFO Silvia, Inc

535 Mission St., Office 1644

San Francisco, CA 94105

Overview

CFO Silvia has developed a consumer-facing AI platform that aggregates and organizes financial data to provide users with automated financial education, tracking and analytical tools. The CFO Silvia platform connects to more than 10,000 financial account integrations, including brokerage accounts, retirement accounts, crypto currency wallets, real estate valuation services, and alternative investment platforms, to deliver users a consolidated, real-time view of their net worth, holdings and liabilities. As of February 2026, the platform had approximately 12,000 users with approximately $30 billion in aggregate tracked assets.

The platform utilizes AI-driven analytical tools to perform portfolio tracking, concentration analysis, fee analysis, scenario modeling, and informational financial summaries through a conversational interface accessible via chat, email, and voice. The platform is designed to surface potential portfolio risks, including sector or asset class overconcentration, elevated fee structures, and inefficient cash allocation. The platform does not provide personalized investment advice within the meaning of the Investment Advisers Act of 1940 and is not intended to serve as a registered investment adviser or replace the judgment of a qualified financial professional.

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The Merger (see page 40)

ProCap, Merger Sub, CFO Silvia, Inflection Points, and Shain Noor, in his individual capacity and as a representative of the stockholders of CFO Silvia, have entered the Merger Agreement, dated February 9, 2026.

Pursuant to the Merger Agreement, subject to the terms and conditions thereof, among other matters, pursuant to the Closing Date: (a) Merger Sub will merge with and into CFO Silvia, with CFO Silvia continuing as the surviving entity, and equityholders of the Company will receive shares of ProCap’s Common Stock in exchange for the equity held by such holders in accordance with the Merger Agreement; and (b) as a result of the Merger and the other transactions contemplated by the Merger Agreement, among other matters, CFO Silvia will become a wholly-owned subsidiary of ProCap.

At the Effective Time of the Merger, each share of CFO Silvia common stock outstanding immediately prior to the Effective Time (other than dissenting shares and treasury shares) will be converted into the right to receive shares of Common Stock of the Company, consisting of (i) the per share merger consideration, and (ii) any per share earnout consideration, in each case as described in the Merger Agreement and related spreadsheet to be delivered prior to closing. In addition, each outstanding SAFE will be terminated at the Effective Time, and each SAFE holder will be entitled to receive a portion of the total merger consideration and earnout shares (if any), in accordance with the Merger Agreement. A portion of the merger consideration otherwise payable to equityholders will be deposited into an escrow account for a period of twelve months to secure indemnification obligations. The shares of Company Common Stock issued in the Merger will be subject to transfer restrictions, including lock-up provisions, as further described in the Merger Agreement.

Subject to the terms and conditions of the Merger Agreement, during the earnout period, if the volume-weighted trading price of the Company Common Stock equals or exceeds $9.00 on the applicable measurement date, the Company will issue the earnout shares within ten business days following such date; provided that any earnout shares deliverable to Shain Noor are conditioned upon his continued employment and good standing through the earnout release date, subject to certain exceptions. The earnout may only be achieved and paid once, and Company’s earnout obligations terminate upon issuance of the earnout shares or expiration of the earnout period. The aggregate consideration payable by us to the former stockholders of CFO Silvia in the Merger will be up to 18,000,000 shares of Common Stock.

Reasons for the Merger (see page 40)

The ProCap Board considered various reasons for the Merger, as described later in this proxy statement under the section titled “The Merger-Background of the Merger.”

Fairness Opinion of Northland Securities, Inc. (page 44)

On January 16, 2026, ProCap retained Northland Securities, Inc. (“Northland”), as a financial advisor in connection with the Merger to conduct an aggregate fair market valuation of CFO Silvia, and determination of the fairness of the Merger. In arriving at its opinion, Northland, among other things: (i) reviewed a draft of the Merger Agreement; (ii) reviewed public filings made by ProCap; (iii) reviewed certain non-public financial and business information provided by management of ProCap, CFO Silvia, and their respective advisors; (iv) reviewed certain financial information, estimates, and financial and operations forecasts for CFO Silvia, prepared by management of CFO Silvia or ProCap; (v) reviewed certain press releases issued by ProCap and CFO Silvia, (vi) reviewed certain industry and research reports; and (vii) reviewed reported historical price and trading activity for the securities of ProCap; (viii) reviewed certain financial stock market information for ProCap; (ix) reviewed certain financial stock market information for certain other publicly traded companies; (x) reviewed the financial terms of certain recent business combinations, and other studies and analyses deemed appropriate; (xi) and reviewed other documents made available in ProCap’s virtual data room. In addition to the above, Northland held discussions with certain members of the management of ProCap and CFO Silvia about the Merger, and business operations of ProCap and CFO Silvia, the financial condition and prospects and operations of ProCap and CFO Silvia, and certain other matters Northland believed necessary or appropriate for its inquiry.

For a summary of Northland’s fairness opinion, please see page 44.

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Overview of the Merger Agreement and Agreements Related to the Merger Agreement

Merger Consideration (see page 53)

Pursuant to the Merger Agreement, at the Effective Time of the Merger, each share of common stock of CFO Silvia (subject to certain exceptions) outstanding immediately prior to the Effective Time will be automatically converted solely into the right to receive the number of shares of ProCap Common Stock as determined in accordance with the terms of the Merger Agreement. Additionally, those certain holders of SAFEs issued by CFO Silvia will be entitled to receive a number of shares of ProCap Common Stock as determined in accordance with the terms of the Merger Agreement.

No fractional shares of ProCap Common Stock will be issued in connection with the Merger, and no certificates or scrip for any such fractional shares will be issued.

Immediately following the Merger, the pre-Merger equityholders of ProCap are expected to hold approximately 85% of the outstanding shares of ProCap Common Stock and the pre-Merger equity holders of CFO Silvia are expected to hold approximately 15% of the outstanding shares of ProCap Common Stock.

For a more complete description of the Merger, please see the section titled “The Merger Agreement -Merger Consideration.”

Conditions to the Merger (see page 54)

The obligations to consummate the Merger and the other Contemplated Transactions are subject to the satisfaction or waiver, on or prior to the Effective Time, of the conditions set forth in the section entitled “The Merger Agreement-Conditions to the Merger” below.

Termination (see page 54)

The Merger Agreement contains certain customary termination rights, including the right of either ProCap or CFO Silvia to terminate the Merger Agreement if the Closing has not occurred by June 30, 2026, if a governmental entity has issued a final ruling prohibiting the Closing, or by either party upon an uncured breach of the Merger Agreement. For a more complete description of the termination provisions, please see the section titled “The Merger Agreement-Termination.”

Registration Rights Agreement (see page 57)

In connection with the Merger, the Company and certain equityholders of CFO Silvia (including the Sellers (as defined in the registration rights agreement)) and holders of SAFEs who receive Company Common Stock at closing) (the “Holders”) will enter into a registration rights agreement (the “Registration Rights Agreement”). See the section entitled “The Merger Agreement-Registration Rights Agreement” below.

Lock-Up Agreements (see page 57)

At or prior to the closing, each of the Sellers and certain other investors receiving shares of Company Common Stock in the Merger will enter into a lock-up agreement with the Company (each, a “Lock-Up Agreement”). See the section entitled “The Merger Agreement-Lock-Up Agreements” below.

Management Following the Merger (see page 55)

Immediately following the Merger, the executive management team of the ProCap is expected to remain the same, with the addition of the Chief Technology Officer, Shain Noor, whose appointment is subject to the approval of the Merger Proposal by our stockholders and the satisfaction of other closing conditions, as prior to the Merger and be comprised of the following individuals with such additional officers as may be added by the combined company:

Name	Position with ProCap
Anthony Pompliano	Chief Executive Officer
Renae Cormier	Chief Financial Officer
Jeffrey Park	Chief Investment Officer
Megan Pacchia	Chief Operating Officer
Kyle Wood	Chief Legal Officer and Secretary
Shain Noor	Chief Technology Officer

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Directors Following the Merger (see page 55)

At the Effective Time, the post-Merger company is expected to initially consist of all four (4) of the current members of ProCap’s board of directors, comprised of Anthony Pompliano, Gary Quin, Bill Koutsouras and Eric Jackson, each until their respective successors are duly elected or appointed and qualified or their earlier death, resignation or removal.

The aforementioned Board will have an audit committee, a compensation committee, treasury committee and a nominating and corporate governance committee, in accordance with the rules of Nasdaq.

Interests of the ProCap Directors, Executive Officers and Affiliate Stockholders in the Merger (see page 49)

In considering the recommendation of the ProCap Board with respect to the issuance of ProCap Common Stock pursuant to the Merger Agreement and the other matters to be acted upon by ProCap’s stockholders at the ProCap Annual Meeting, ProCap’s stockholders should be aware that certain members of the ProCap Board and executive officers of ProCap have interests in the Merger that may be different from, or in addition to, interests of other ProCap stockholders. Anthony Pompliano is also the Chief Executive Officer of Inflection Points, a majority holder of CFO Silvia.

As of February 10, 2026, ProCap’s directors and executive officers (including affiliates) beneficially own in the aggregate approximately 14.5% of the outstanding shares of ProCap Common Stock.

The conflicts of interests of ProCap’s officers and directors in connection with the Merger are discussed in greater detail in the section titled “Interests of the ProCap Directors, Executive Officers and Affiliate Stockholders in the Merger” on page 49 of this proxy statement.

Accounting Treatment of Merger

The Merger will be accounted for as a business combination in accordance with Accounting Standards Codification (“ASC”) Topic 805, Business Combinations. ProCap will be treated as the accounting acquirer and CFO Silvia will be treated as the acquired company. Accordingly, at the Effective Time of the Merger, ProCap will recognize the identifiable assets acquired and liabilities assumed of CFO Silvia at their respective fair values as of the acquisition date. The aggregate consideration transferred will consist of the fair value of the shares of ProCap Common Stock issued in the Merger, including the estimated fair value of any contingent consideration (including earnout shares), measured as of the acquisition date in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Contingent consideration will be measured at fair value on the acquisition date using appropriate valuation methodologies that consider the probability-weighted outcomes of achieving the applicable performance conditions and other relevant assumptions. To the extent contingent consideration is classified as a liability under U.S. GAAP, it will be remeasured at fair value at each reporting date subsequent to the acquisition date, with changes in fair value recognized in earnings until the contingency is resolved. If the contingent consideration is classified as equity, it will not be remeasured after the acquisition date and subsequent settlement will be accounted for within equity.

Any excess of the purchase price over the fair value of the identifiable net assets acquired will be recorded as goodwill. Goodwill will not be amortized but will be tested for impairment at least annually, or more frequently if events or changes in circumstances indicate that it may be impaired. If the fair value of the identifiable net assets acquired exceeds the aggregate consideration transferred, a bargain purchase gain will be recognized in earnings on the acquisition date. Transaction costs associated with the Merger will be expensed as incurred and will not be included in the measurement of consideration transferred.

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Following the closing of the Merger, the financial statements of CFO Silvia will be consolidated with those of ProCap beginning on the acquisition date.

Regulatory Approvals Required for the Merger

We are not aware of any federal, state, local or foreign regulatory requirements that must be complied with or approvals that must be obtained prior to completion of the Merger pursuant to the Merger Agreement, other than compliance with applicable federal and state securities laws, the filing of articles of merger as required under the Delaware General Corporation Law (“DGCL”) and various state governmental authorizations.

For more information, please see the section titled “The Merger Agreement-Regulatory Approvals.”

Appraisal Rights

ProCap’s stockholders are not entitled to appraisal rights in connection with the Merger.

Summary of Risk Factors

Below is a summary of the principal factors that stockholders should consider when deciding whether to vote or instruct their vote to be cast to approve the proposals described in this proxy statement. This summary does not address all of the risks that ProCap faces. Additional discussion of the risks summarized in this risk factor summary, and other risks that ProCap faces, can be found below under the heading “Risk Factors” and should be carefully considered, together with other information in this proxy statement.

●	As the regulatory framework for artificial intelligence and machine learning technologies evolves, the business, financial condition, and results of operation of CFO Silvia may be adversely affected.

●	Uncertainty in the development, deployment, and use of artificial intelligence in CFO Silvia’s platform and products and by its customers may result in harm to its business and reputation.

●	CFO Silvia may not be successful in its artificial intelligence initiatives, which could adversely affect its business, reputation, or financial results.

●	The market for CFO Silvia’s artificial intelligence-based services is still emerging, and its artificial intelligence programs may not achieve the growth potential it expects.

●	CFO Silvia is exposed to risks related to the use of artificial intelligence by itself and its competitors.

●	Utilization of artificial intelligence agents by CFO Silvia’s users or its failure to incorporate artificial intelligence into its operations could adversely affect its business, reputation, or financial results.

●	CFO Silvia uses generative artificial intelligence including in its products and services, which may result in operational challenges, legal liability, reputational concerns, competitive risks and regulatory concerns that could adversely affect its business and results of operations.

●	There can be no assurance that CFO Silvia will successfully identify opportunities for new products and services, develop and bring new products and services to market in a timely manner, achieve market acceptance of its products and services, or that products, services, and technologies developed by others will not render its products, services, and technologies obsolete or noncompetitive.

●	Although CFO Silvia attempts to remedy any issues it observes in its products as effectively and rapidly as possible, such efforts may not be timely, may hamper production or may not completely satisfy its customers.

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●	In addition, as CFO Silvia continues to develop its artificial intelligence services and products, it may face many additional challenges, including the availability and cost of computing access, energy, processing power limitations and the substantial power requirements for data centers.

●	If the conditions to the Merger are not satisfied or waived, the Merger may not be consummated.

●	The obligations and liabilities of CFO Silvia, some of which may be unanticipated or unknown, may be greater than we have anticipated, which may diminish the value of CFO Silvia to us.

●	If the Merger is not completed, our stock price may decline or fluctuate significantly.

●	Our existing stockholders will have reduced ownership and voting interests in ProCap following completion of the Merger.

●	The market price of our shares of Common Stock following the Merger may decline as a result of the Merger.

●	Because the lack of a public market for CFO Silvia’s capital stock makes it difficult to evaluate the fair market value of CFO Silvia’s capital stock, the value of our shares of Common Stock to be issued to CFO Silvia’s stockholders in connection with the Merger may be more or less than the fair market value of CFO Silvia’s capital stock.

●	Potential litigation against us and CFO Silvia could result in substantial costs, an injunction preventing the completion of the Merger and/or a judgment resulting in the payment of damages.

●	We and CFO Silvia may incur significant acquisition-related costs in connection with the Merger, which may be in excess of those anticipated by us and CFO Silvia.

●	Prior to 2026, our primary business focus was on advertising and media operations, along with our Bitcoin treasury strategy. Recently we announced that our corporate strategy is going to focus on AI operations, and de-emphasizing our advertising and media operations, while maintaining our Bitcoin treasury strategy. This expansion to AI operations involves several risks.

●	The combined company will incur losses for the foreseeable future and might never achieve profitability.

●	The combined company may need to raise additional financing in the future to fund its operations, which may not be available to it on favorable terms or at all.

●	The combined company’s stock price is expected to be volatile, and the market price of its common stock may drop following the Merger.

●	Financial reporting obligations of being a public company in the United States are expensive and time-consuming, and the combined company’s management will be required to devote substantial time to compliance matters.

●	The sale or availability for sale of a substantial number of shares of common stock of the combined company after the Merger and after expiration of applicable lock-up periods could adversely affect the market price of such shares after the Merger.

●	The combined company will continue to be a smaller reporting company. The combined company cannot be certain whether the reduced disclosure requirements applicable to smaller reporting companies will make the combined company’s common stock less attractive to investors or otherwise limit the combined company’s ability to raise additional funds.

●	ProCap and CFO Silvia do not anticipate that the combined company will pay any cash dividends in the foreseeable future.

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●	An active trading market for the combined company’s common stock may not develop and its stockholders may not be able to resell their shares of common stock for a profit, if at all.

●	If equity research analysts do not publish research or reports, or publish unfavorable research or reports, about the combined company, its business or its market, its stock price and trading volume could decline.

●	The combined company must maintain effective internal controls over financial reporting, and if the combined company is unable to do so, the accuracy and timeliness of the combined company’s financial reporting may be adversely affected, which could have a material adverse effect on the combined company’s business and stock price.

●	If the combined company fails to attract and retain management and other key personnel, it may be unable to continue to successfully develop or commercialize its product candidates or otherwise implement its business plan.

●	Unfavorable global economic conditions could adversely affect the combined company’s business, financial condition or results of operations.

●	Anthony Pompliano’s indirect ownership interests in CFO Silvia may create conflicts of interest, which could result in terms that are less favorable to the Company than those that could have been obtained otherwise.

●	The special committee of the Company’s Board established in connection with the Merger may not be effective in mitigating conflicts of interest.

ProCap Annual Meeting (see page 11)

The ProCap Annual Meeting will be held exclusively online via audio-only webcast at 9:00 a.m. Eastern Time, unless postponed or adjourned to a later date. The Annual Meeting can be accessed by visiting www.voteproxy.com, where you will be able to vote your shares and submit questions during the ProCap Annual Meeting webcast by logging in to the website listed above using the control number included in your proxy card. Online check-in will begin at 8:45 a.m. Eastern Time, and we encourage you to allow ample time for the online check-in procedures. Please note that you will not be able to attend the ProCap Annual Meeting in person.

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MARKET PRICE AND DIVIDEND INFORMATION

ProCap’s Common Stock is currently listed on The Nasdaq Global Market under the symbol “BRR.” ProCap’s warrants are currently listed on The Nasdaq Capital Market under the symbol “BRRWW.” CFO Silvia is a private company and its shares are not publicly traded.

ProCap Common Stock

The closing price of ProCap Common Stock on February 6, 2026, the trading day immediately prior to the public announcement of the Merger on February 9, 2026, as reported on The Nasdaq Global Market, was $2.17 per share. The closing price of ProCap Common Stock on February 27, 2026, as reported on The Nasdaq Global Market, was $2.65 per share. As of February 10, 2026, the Record Date for the ProCap Annual Meeting, there were 160 holders of record of the 83,422,775 shares of Common Stock.

Dividends

ProCap has never declared or paid any cash dividends on its capital stock. ProCap currently intends to retain all available funds and future earnings, if any, to fund the development and growth of the business, to purchase Bitcoin, and therefore, do not anticipate declaring or paying any cash dividends on its Common Stock in the foreseeable future. Any future determination related to its dividend policy will be made at the discretion of its Board after considering its business prospects, results of operations, financial condition, cash requirements and availability, debt repayment obligations, capital expenditure needs, contractual restrictions, covenants in the agreements governing current and future indebtedness, industry trends, the provisions of Delaware law affecting the payment of dividends and distributions to stockholders and any other factors or considerations the Board deems relevant.

CFO Silvia has never declared or paid any cash dividends on its shares, and CFO Silvia does not anticipate paying any cash dividends on shares of its common stock in the foreseeable future.

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UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Summary of Transaction

On February 9, 2026, ProCap entered into the Merger Agreement with Merger Sub, CFO Silvia, Inflection Points, Shain Noor, in his individual capacity and as a representative of the stockholders of CFO Silvia. Under the Merger Agreement, Merger Sub will merge with and into CFO Silvia, with CFO Silvia continuing as the surviving entity.

At the Effective Time of the Merger, each share of CFO Silvia common stock outstanding immediately prior to the Effective Time (other than dissenting shares and treasury shares) will be converted into the right to receive shares of Common Stock of the Company, consisting of (i) the per share merger consideration, and (ii) any per share earnout consideration, in each case as described in the Merger Agreement and related spreadsheet to be delivered prior to closing. In addition, each outstanding SAFE will be terminated at the Effective Time, and each SAFE holder will be entitled to receive a portion of the total merger consideration and earnout shares (if any), in accordance with the Merger Agreement. A portion of the merger consideration otherwise payable to equityholders will be deposited into an escrow account for a period of twelve months to secure indemnification obligations. The shares of Company Common Stock issued in the Merger will be subject to transfer restrictions, including lock-up provisions, as further described in the Merger Agreement.

Subject to the terms and conditions of the Merger Agreement, during the earnout period, if the volume-weighted trading price of the Company Common Stock equals or exceeds $9.00 on the applicable measurement date, the Company will issue the earnout shares within ten business days following such date; provided that any earnout shares deliverable to Shain Noor are conditioned upon his continued employment and good standing through the earnout release date, subject to certain exceptions. The earnout may only be achieved and paid once, and Company’s earnout obligations terminate upon issuance of the earnout shares or expiration of the earnout period. The aggregate consideration payable by the Company to the former stockholder of CFO Silvia in the Merger will be up to 18,000,000 shares of Common Stock.

The acquisition of CFO Silvia was determined to constitute a business combination in accordance with ASC 805 under U.S. GAAP.

Pro Forma Information

The unaudited pro forma condensed combined financial statements have been prepared in accordance with Article 11 of Regulation S-X under the Securities Act, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses,” and have been adjusted to include estimated transaction accounting adjustments which give effect to the CFO Silvia acquisition and the application of the acquisition method of accounting under U.S. GAAP. Under the acquisition method of accounting, the preliminary purchase price is allocated to the underlying tangible and intangible assets acquired and liabilities assumed based on their estimated fair values as of the acquisition date, with any excess purchase price allocated to goodwill. The pro forma adjustments are based on preliminary estimates and currently available information and assumptions that ProCap’s management believes are reasonable. The notes to the unaudited pro forma condensed combined financial statements provide a discussion of how such adjustments were derived and presented in the unaudited pro forma condensed combined financial statements (“Acquisition Adjustments”). Changes in facts and circumstances or discovery of new information may result in revised estimates. Actual results and valuations may differ materially from the assumptions within the accompanying unaudited pro forma condensed combined financial information.

The accompanying unaudited pro forma condensed combined statements of operations for the year ended December 31, 2025 combine the historical consolidated statements of operations for ProCap and the historical statements of operations for CFO Silvia for the same period.

The unaudited pro forma condensed combined balance sheet as of December 31, 2025 gives effect to the CFO Silvia acquisition as if it occurred on December 31, 2025. The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2025 give effect to the acquisition as if it occurred on January 1, 2025.

The unaudited pro forma condensed combined financial statements are for illustrative and informational purposes only and are not intended to represent what ProCap’s results of operations or financial position would have been had the acquisition occurred on the dates indicated, or what they will be for any future periods. The unaudited pro forma condensed combined financial statements do not reflect the realization of any expected cost savings, other synergies as a result of the acquisition, or integration costs.

The unaudited pro forma condensed combined financial statements and related notes have been derived from, and should be read in conjunction with:

(i)	the historical audited consolidated financial statements of ProCap Financial and accompanying notes included in ProCap Financial’s Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the Securities and Exchange Commission (“SEC”) on February 18, 2026;
(ii)	the historical audited financial statements of CFO Silvia and accompanying notes for the years ended December 31, 2025, appearing within this Preliminary Proxy Statement on Schedule 14A

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PROCAP FINANCIAL, INC.

Unaudited Pro Forma Condensed Combined Balance Sheet

As of December 31, 2025

	ProCap Historical	CFO Silvia Historical	Acquisition Adjustments (Note 4)	Note	Pro Forma
ASSETS
Current assets:
Cash	$19,973,574	$21,039	$-		$19,994,613
Cash equivalents	25,002,553	-	-		25,002,553
Restricted Cash	149,885,332	-	-		149,885,332
Accounts receivable	45,000	-	-		45,000
Prepaid expenses and other current assets	2,120,605	16,204	-		2,136,809
Total current assets	197,027,064	37,243	-		197,064,307
Digital assets	441,791,316	-	-		441,791,316
Fixed assets, net	52,113	-	-		52,113
Intangible assets, net	-	-	31,400,000	4(a)	31,400,000
Goodwill	-	-	2,171,419	4(b)	2,171,419
Other assets, noncurrent	16,250	9,280	-		25,530
Total assets	$638,886,743	$46,523	$33,571,419		$672,504,685

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable and accrued expenses	$1,829,984	$421,217	$1,486,509	4(g)	$3,737,710
Derivative securities liabilities	428,236	-	-		428,236
Deferred Revenue	1,000	-	-		1,000
Other current liabilities	-	3,988	-		3,988
Total current liabilities	2,259,220	425,205	-		4,170,934
Conversion feature liability – convertible notes	2,278,940	-	-		2,278,940
Convertible notes, net	214,171,908	-	-		214,171,908
Promissory Note – Related Party	-	440,839	(440,839)	4(c)	-
Contingent Consideration	-	-	9,792,737	4(f)	9,792,737
SAFE notes	-	425,000	(425,000)	4(c)	-
Total liabilities	218,710,068	1,291,044	10,413,407		230,414,519

Commitments and contingencies
Stockholders’ equity (deficit):
Preferred stock	-	-	-		-
Common stock, $0.001 par value per share	85,167	-	9,000	4(d)	94,167
CFO Silvia Preferred stock, $0.001 par value per share	-	-	-		-
CFO Silvia Common stock, $0.001 par value per share	-	8,000	(8,000)	4(e)	-
Additional paid-in capital	451,913,639	30,208	23,391,000	4(d)	475,304,639
			(30,208)	4(e)
Subscription Receivable	-	(8,000)	8,000	4(e)	-
Treasury Stock, at cost	(2,846,627)	-			(2,846,627)
Accumulated deficit	(28,975,504)	(1,274,729)	1,274,729	4(e)	(30,462,013)
			(1,486,509)	4(g)
Total stockholders’ equity (deficit)	420,176,675	(1,244,521)	23,158,012		442,090,166
Total liabilities and stockholders’ equity (deficit)	$638,886,743	$46,523	$33,571,419		$672,504,685

See accompanying notes to the unaudited condensed combined pro forma financial information.

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PROCAP FINANCIAL, INC.

Unaudited Pro Forma Condensed Combined Statement of Operations

Year Ended December 31, 2025

	ProCap Historical	CFO Silvia Historical	Acquisition Adjustments (Note 5)	Note	Pro Forma

Revenue	85,000	-	-		85,000
Operating expenses:
General and administrative	7,630,335	489,983	1,486,509	5(a)	9,606,827
Stock-based compensation	442,043	-	-		442,043
Amortization expense	-	-	9,766,667	5(b)	9,766,667
Research and development	-	784,746	-		784,746
Total operating expenses	8,072,378	1,274,729	11,253,176		20,600,283
Operating (loss) income	(7,987,378)	(1,274,729)	(11,253,176)		(20,515,283)
Other income (expense):
Realized loss on sale of digital assets	(54,463,684)	-	-		(54,463,684)
Change in fair value of digital assets	(25,005,384)	-	-		(25,005,384)
Change in fair value of conversion feature - preferred units	56,298,500	-	-		56,298,500
Change in fair value of convertible note conversion feature	2,350,290	-	-		2,350,290
Change in fair value of derivative securities	106,264	-	-		106,264
Interest expense, net	(274,112)	-	-		(274,112)
Other expense, net	(20,988,126)	-	-		(20,988,126)
Income tax expense	-	-	-	5(c)	-
Net loss	$(28,975,504)	$(1,274,729)	$(11,253,176)		$(41,503,409)

Net loss per share (basic and diluted)	$(0.39)				$(0.50)
Weighted average number of shares of Common Stock outstanding (basic and diluted)	73,685,031		9,000,000	5(d)	82,685,031

See accompanying notes to the unaudited condensed combined pro forma financial information.

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PROCAP FINANCIAL, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Note 1 – Description of the Merger

On February 9, 2026, ProCap Financial, Inc. (the “Company” or “ProCap Financial”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Silvia Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of the Company (“Merger Sub”), CFO Silvia, Inc, a Delaware corporation (“CFO Silvia”), and certain equityholders of CFO Silvia (including the Sellers (as defined in the registration rights agreement) , Shain Noor (“Noor” and, together with Inflection Points, the “Merger Sellers”), and Shain Noor, solely in his capacity as the stockholder representative. Under the Merger Agreement, Merger Sub will merge with and into CFO Silvia, with CFO Silvia surviving as a direct wholly owned subsidiary of the Company (the “Merger” or the “Proposed Transaction”).

At the effective time of the Merger (the “Effective Time”), each share of CFO Silvia common stock outstanding immediately prior to the Effective Time (other than dissenting shares and treasury shares) will be converted into the right to receive shares of common stock of the Company, par value $0.001 per share (the “Company Common Stock”), consisting of (i) the per share merger consideration, and (ii) any per share earnout consideration, in each case as described in the Merger Agreement and related spreadsheet to be delivered prior to closing. In addition, each outstanding simple agreement for future equity (“SAFE”) will be terminated at the Effective Time, and each SAFE holder will be entitled to receive a portion of the total merger consideration and earnout shares (if any), in accordance with the Merger Agreement. A portion of the merger consideration otherwise payable to equityholders will be deposited into an escrow account for a period of twelve months to secure indemnification obligations. The shares of Company Common Stock issued in the Merger will be subject to transfer restrictions, including lock-up provisions, as further described in the Merger Agreement.

Subject to the terms and conditions of the Merger Agreement, during the earnout period, if the volume-weighted trading price of the Company Common Stock equals or exceeds $9.00 on the applicable measurement date, the Company will issue the earnout shares within ten business days following such date; provided that any earnout shares deliverable to Noor are conditioned upon his continued employment and good standing through the earnout release date, subject to certain exceptions. The earnout may only be achieved and paid once, and Company’s earnout obligations terminate upon issuance of the earnout shares or expiration of the earnout period. The aggregate consideration payable by the Company to the former stockholder of CFO Silvia in the Merger will be up to 18,000,000 shares of common stock.

Note 2 – Basis of Presentation

The CFO Silvia Acquisition is being accounted for as a business combination using the acquisition method of accounting under US GAAP, in accordance with the provisions of ASC 805, Business Combinations, (“ASC 805”) which requires assets acquired and liabilities assumed to be recorded at their acquisition date fair value. ASC 820, Fair Value Measurements, defines the term “fair value” as “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.” Fair value measurements can be highly subjective, and it is possible the application of reasonable judgement could develop different assumptions resulting in a range of alternative estimates using the same facts and circumstances.

ProCap Financial and CFO Silvia’s historical financial statements were prepared in accordance with US GAAP. Based on an analysis of ProCap Financial and CFO Silvia’s significant accounting policies, the Company has not identified any material differences in accounting policies that would have an impact on the unaudited pro forma condensed combined financial statements. As a result, the unaudited pro forma condensed combined financial statements do not assume any differences in accounting policies.

The pro forma adjustments presented in this unaudited pro forma condensed combined financial information represent management’s estimates based on information available as of the date of this Form 8-K and such estimates are subject to revision as further information is obtained. Accordingly, the pro forma adjustments for the CFO Silvia Acquisition are preliminary and subject to further adjustment as additional information becomes available and the various analyses and other valuations are performed. Any adjustments may have a significant effect on total assets, total liabilities, total equity, operating expenses, and depreciation and amortization expenses, and such results may be significant.

The assumptions underlying the pro forma adjustments are described in the accompanying notes to this unaudited pro forma condensed combined financial information.

The unaudited pro forma condensed combined financial information may not be indicative of ProCap Financial’s future performance and does not necessarily reflect what ProCap Financial’s financial position and results of operations would have been had these transactions occurred at the beginning of the period presented.

Further, the unaudited pro forma condensed combined financial information does not purport to project the future operating results or financial position of ProCap Financial following the completion of the CFO Silvia Acquisition. Additionally, the unaudited pro forma condensed combined financial information does not reflect any revenue enhancements, anticipated synergies, operating efficiencies, or cost savings that may be achieved related to the CFO Silvia Acquisition, nor does it reflect any costs or expenditures that may be required to achieve any possible synergies.

ProCap Financial will finalize the accounting for the acquisition as soon as practicable within the measurement period, but in no event later than one year from the acquisition date, in accordance with ASC 805.

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Note 3 – Preliminary Purchase Price Allocation

Preliminary Purchase Consideration

The estimated fair value of the consideration transferred is $33.2 million, and is comprised of the following components:

Fair value of common stock consideration	$23,400,000
Fair value of contingent equity consideration	9,792,737
Total fair value of consideration transferred	$33,192,737

Fair value of common stock consideration: Represents 9,000,000 shares of ProCap Financial restricted common stock equal to $23.4 million based on the stock price on February 24, 2026 of the common stock on the most recent practicable date.

Fair value of contingent equity consideration: Reflects the obligation to issue Earnout Shares to stockholders (excluding Earnout Shares to be issued to the chief executive officer) if during the earn-out period, ProCap Financial’s trading price equals or exceeds $9.00. The fair value of the contingent equity consideration was derived using a Monte Carlo simulation which utilizes several assumptions including the Company’s stock price ($2.40) and Volatility (60%).

Preliminary Estimates of Fair Value

The following table summarizes the tangible and identifiable intangible assets acquired, and liabilities assumed used to prepare pro forma adjustments in the unaudited pro forma condensed combined balance sheet and statements of operations.

Consideration:
Unregistered common stock	$23,400,000
Contingent Consideration	9,792,737
Total fair value of consideration transferred	$33,192,737

Identifiable assets acquired and liabilities assumed:
Cash	$21,039
Prepaid expenses and other assets	16,204
Intangible assets	31,400,000
Other assets, noncurrent	9,280
Accounts payable and other current liabilities	(425,205)
Net identifiable assets acquired	$31,021,318
Goodwill	2,171,419
Net assets acquired	$33,192,737

The final estimates of fair value will be determined when the Company has completed the detailed valuations and necessary calculations. The final allocation could differ materially from the preliminary calculation used in the pro forma adjustments. The final estimates of fair value may include (i) changes in allocations to intangible assets including goodwill, (ii) other changes to assets and liabilities, and (iii) changes to the assessment of tax positions and tax rates.

Intangible Assets

Preliminary identifiable intangible assets in the unaudited pro forma condensed combined financial information consist of the following:

	Approximate Fair Value	Estimated Useful Lives	Valuation Methodology
Trademark	$3,000,000	10 years	Relief from royalty method
Non-compete	3,800,000	3 years	Lost Profit method
User Platform	24,600,000	3 years	Multi-period excess earnings method
Total intangible assets	$31,400,000

The amortization related to the identifiable intangible assets is reflected as an Acquisition Adjustment in the unaudited pro forma condensed combined statements of operations based on the estimated useful lives above as further described in Note 5. The fair values of the identifiable intangible assets are preliminary and are based on Management’s estimates as of the Closing Date. The Company applied judgement in estimating the fair value of these intangibles which involved the use of significant assumptions with respect to revenue forecasts, revenue growth, attrition rates, royalty rates, discount rates, and economic lives.

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Note 4 – Acquisition Adjustments to Unaudited Pro Forma Condensed Combined Balance Sheet

Acquisition Adjustments include the following adjustments, which are based on the Company’s preliminary estimates and assumptions, related to the unaudited pro forma condensed combined balance sheet as of December 31, 2025.

(a)	Represents the recognition of the fair value of intangible assets in accordance with purchase accounting as described in Note 3.

(b)	Represents the purchase accounting adjustment to goodwill based on the acquisition method.

(c)	Represents the conversion of the SAFE notes and Promissory Note-related party to equity as part of the merger consideration.

(d)	Adjustment to record the issuance of common stock at par and additional paid-in capital for the issuance of the Company’s Class A Common Stock of $23.4 million, as part of purchase price consideration.

(e)	Adjustment eliminates CFO Silvia’s historical shareholders’ equity.

(f)	Represents the purchase accounting adjustment to record the fair value of the contingent equity consideration.

(g)	Reflects an adjustment for $1.5 million of transaction costs incurred by ProCap Financial that are not included in the historical financial statements of ProCap Financial and CFO Silvia.

Note 5 – Acquisition Adjustments to Unaudited Pro Forma Condensed Combined Statements of Operations

(a)	Reflects an adjustment for $1.5 million of transaction costs incurred by ProCap Financial that are not included in the historical financial statements of ProCap Financial and CFO Silvia.

(b)	The following table summarizes the estimated fair values of the CFO Silvia’s identifiable intangible assets and their estimated useful lives including the amortization for the periods presented calculated on a straight-line basis.

	Estimated Fair Value	Estimated Useful Life (months)	Amortization Expense - Year Ended December 31, 2025
Trademark	$3,000,000	120	$300,000
Non-compete	3,800,000	36	1,266,667
User Platform	24,600,000	36	8,200,000
Total	$31,400,000		$9,766,667

(c)	No income tax adjustment is reflected for the year ended December 31, 2025 based on ProCap Financial’s estimated annual effective tax rate of 0%, and ProCap Financial having a full valuation allowance on its net deferred tax asset.

(d)	Represents the issuance of 9,000,000 shares of ProCap Financial’s common stock paid to the Merger Sellers as described in Note 1.

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RISK FACTORS

Following the Merger, ProCap will be faced with a market environment that cannot be predicted and that involves significant risks, many of which will be beyond its control. In addition to the other information contained in this proxy statement, you should carefully consider the material risks described below before deciding how to vote your shares of ProCap Common Stock. You should also read and consider the other information in this proxy statement. Please see the section titled “Where You Can Find More Information.”

If any of the following risks and uncertainties develop into actual events, these events could have a material adverse effect on the business, financial condition and results of operations of ProCap. In addition, past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results or trends in future periods.

Risks Related to CFO Silvia

As the regulatory framework for artificial intelligence and machine learning technology evolves, the business, financial condition and results of operations of CFO Silvia may be adversely affected.

The regulatory framework for artificial intelligence (“AI”) and machine learning technology is evolving and remains uncertain. For example, in April 2023, the Federal Trade Commission, U.S. Department of Justice, U.S. Equal Employment Opportunity Commission and Consumer Financial Protection Bureau (“CFPB”) released a joint statement on potential “threats” posed by AI, such as contributing to discriminatory outcomes. Additionally, the CFPB published statements in May 2022 and September 2023 on the applicability of Equal Credit Opportunity Act (“ECOA”) to AI and machine learning underwriting models when generating adverse action notices. Several federal agencies including the CFPB and U.S. Department of Treasury have issued requests for information to investigate the impacts of AI on the provision of financial goods and services.

There is also a significant amount of proposed legislation at the state and federal levels addressing the use and development of AI and on AI governance and oversight. For example, the Colorado Artificial Intelligence Act (the “CAIA”), the first comprehensive state AI regulation, went into effect in February 2026. Among other things, the CAIA imposes a duty of reasonable care on developers and deployers to avoid “algorithmic discrimination” in high-risk AI systems, and sets forth various disclosure, risk assessment, and governance requirements.

However, the language of the primary fair lending regulation (i.e. ECOA) remains unaltered. Therefore, it is possible that new laws and regulations will be adopted in the United States, or existing laws and regulations may be interpreted in new ways that would affect the operation of CFO Silvia’s marketplace and the way in which it uses AI and machine learning technology, including with respect to fair lending laws. Further, the cost to comply with such laws or regulations could be significant and would increase CFO Silvia’s operating expenses, which could adversely affect its business, financial condition and results of operations.

Uncertainty in the development, deployment, and use of AI in CFO Silvia’s platform and products and by its customers may result in harm to its business and reputation.

CFO Silvia continues to build and invest in systems and tools that incorporate AI technologies, including Generative AI (“GenAI”) for customers, experts, and its workforce. CFO Silvia also uses third parties to support this work. As with many innovations, AI presents risks, uncertainties, and challenges that could adversely impact its business. The development, adoption, and use for GenAI technologies are still in their early stages, and ineffective or inadequate AI development or deployment practices by Intuit or third-party developers or vendors could result in unintended consequences. For example, AI algorithms that CFO Silvia uses may be flawed or may be based on datasets that are biased or insufficient. In addition, any latency, disruption, or failure in its AI systems or infrastructure could result in delays or errors in CFO Silvia’s offerings. Developing, testing, and deploying resource-intensive AI systems may require additional investment and increase our costs. There also may be real or perceived social harm, unfairness, or other outcomes that undermine public confidence in the use and deployment of AI. In addition, third parties may deploy AI technologies in a manner that reduces customer demand for CFO Silvia’s products and services. Any of the foregoing may result in decreased demand for CFO Silvia’s products or harm to its business, results of operations or reputation.

The legal and regulatory landscape surrounding AI technologies is rapidly evolving and uncertain including in the areas of intellectual property, cybersecurity, and privacy and data protection. In addition, there is uncertainty around the validity and enforceability of intellectual property rights related to CFO Silvia’s use, development, and deployment of AI. Compliance with new or changing laws, regulations, or industry standards relating to AI may impose significant operational costs and may limit CFO Silvia’s ability to develop, deploy, or use AI technologies. Failure to appropriately respond to this evolving landscape may result in legal liability, regulatory action, or brand and reputational harm.

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CFO Silvia may not be successful in its AI initiatives, which could adversely affect its business, reputation, or financial results.

CFO Silvia is making significant investments in AI initiatives, including GenAI, to, among other things, recommend relevant content across its products, enhance its advertising tools, develop new products, and develop new features for existing products. In particular, CFO Silvia expects its AI initiatives will require increased investment in infrastructure and headcount. If its investments are not successful longer-term, CFO Silvia’s business and financial performance could be harmed.

There are significant risks involved in developing and deploying AI and there can be no assurance that the usage of AI will enhance CFO Silvia’s products or services or be beneficial to its business, including its efficiency or profitability. For example, CFO Silvia’s AI-related efforts, particularly those related to GenAI, subject CFO Silvia to risks related to harmful or illegal content, accuracy, misinformation and deepfakes (including related to elections), bias, discrimination, toxicity, consumer protection, intellectual property infringement or misappropriation, defamation, data privacy, cybersecurity, and sanctions and export controls, among others. It is also uncertain how various laws related to online services, intermediary liability, and other issues will apply to content generated by AI. In addition, CFO Silvia is subject to the risks of new or enhanced governmental or regulatory scrutiny, litigation, or other legal liability, ethical concerns, negative consumer perceptions as to automation and AI, activities that threaten people’s safety or well-being on- or offline, or other complications that could adversely affect our business, reputation, or financial results.

As a result of the complexity and rapid development of AI, it is also the subject of evolving review by various governmental and regulatory agencies in jurisdictions around the world, which are applying, or are considering applying, platform moderation, intellectual property, cybersecurity, export controls, and data protection laws to AI and/or are considering general legal frameworks on AI (such as the recently passed European Union AI Act). CFO Silvia may not always be able to anticipate how courts and regulators will apply existing laws to AI, predict how new legal frameworks will develop to address AI, or otherwise respond to these frameworks as they are still rapidly evolving. CFO Silvia may also have to expend resources to adapt to new legal frameworks and adjust its offerings in certain jurisdictions if the legal frameworks on AI are not consistent across jurisdictions.

Further, CFO Silvia faces significant competition from other companies that are developing their own AI features and technologies. Other companies may develop AI features and technologies that are similar or superior to CFO Silvia’s technologies or are more cost-effective to develop and deploy. Given the long history of development in the AI sector, other parties may have (or in the future may obtain) patents or other proprietary rights that would prevent, limit, or interfere with CFO Silvia’s ability to make, use, or sell its own AI features. CFO Silvia’s AI initiatives also depend on its access to data to effectively train their models. Further, CFO Silvia’s ability to continue to develop and effectively deploy AI technologies is dependent on access to specific third-party equipment and other technical and physical infrastructure, such as processing hardware, network capacity, computing power, and related energy requirements, as to which CFO Silvia cannot control the availability or pricing, especially in a highly competitive environment.

CFO Silvia is also developing AI technology that it makes available via open source, commercial, and non-commercial license agreements to third-parties that can use this technology for use in their own products and services. CFO Silvia may not have insight into, or control over, the practices of third parties who may utilize such AI technologies. As such, CFO Silvia cannot guarantee that third parties will not use such AI technologies for improper purposes, including through the dissemination of illegal, inaccurate, defamatory or harmful content, intellectual property infringement or misappropriation, furthering bias or discrimination, cybersecurity attacks including spear phishing attacks, data privacy violations, other activities that threaten people’s safety or well-being on- or offline, or to develop competing technologies. While CFO Silvia may mitigate certain risks associated with the improper use of its AI models through both technical measures and the inclusion of contractual restrictions on third-party use in any agreement between it and any third party, it cannot guarantee that such measures will be effective. Such improper use by any third party could adversely affect CFO Silvia’s business, reputation, or financial results or subject it to legal liability.

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It is not possible to predict all of the risks related to the use of AI and changes in laws, rules, directives, and regulations or other regulatory developments regarding the use of AI, including restrictions around the collection and use of data, may adversely affect CFO Silvia’s ability to develop and use AI or subject us to legal liability.

The market for CFO Silvia’s AI-based services is still emerging, and its AI programs may not achieve the growth potential it expects.

CFO Silvia is seeking to accelerate its pace of innovation by utilizing AI across the spectrum of its business, using proprietary AI models and agents to analyze and track portfolios, provide personalized financial insights, conduct scenario planning, analyze documents, and more in real time. AI and the application of AI is a new and emerging field, characterized by rapidly changing technology and evolving government regulations and industry standards and presents additional risks, costs, and challenges, including those discussed in these risk factors. CFO Silvia’s ability to derive revenue from providing AI-based services will depend on the growth and acceptance of these AI-based programs generally, and CFO Silvia’s ability to successfully develop and train AI models for use in these programs. In addition, developing AI-based models requires significant computing power, which can require significant capital resources and may be difficult to procure. The implementation of AI can be costly and there is no guarantee that CFO Silvia’s use of AI will enhance our technologies, benefit our business operations, or produce products and services that are preferred by its customers.

CFO Silvia is exposed to risks related to the use of AI by itself and its competitors.

CFO Silvia is increasingly incorporating AI capabilities into the development of technologies, products and services. AI technology is complex and rapidly evolving, and may subject CFO Silvia to significant competitive, legal, regulatory, operational and other risks. The implementation of AI can be costly, and there is no guarantee that CFO Silvia’s use of AI will enhance its technologies, benefit its business operations, or produce products and services that are preferred by its customers. CFO Silvia’s competitors may be more successful in their AI strategy and develop superior products and services with the aid of AI technology. Additionally, AI algorithms or training methodologies may be flawed, and datasets may contain irrelevant, insufficient or biased information, which can cause errors in outputs. This may give rise to legal liability, damage CFO Silvia’s reputation, and materially harm its business. The use of AI in the development of CFO Silvia’s products and services could also cause loss of intellectual property, as well as subject us to risks related to intellectual property infringement or misappropriation, data privacy and cybersecurity. Additionally, AI technology may also create ethical issues, which could impair market adoption of such technology and impair demand for CFO Silvia’s products and services. Furthermore, the United States and other countries may adopt laws and regulations related to AI. Such laws and regulations could cause us to incur greater compliance costs and limit the use of AI in the development of our products and services. Any failure or perceived failure by us to comply with such regulatory requirements could subject us to legal liabilities, damage our reputation, or otherwise have a material and adverse impact on our business.

Utilization of AI agents by CFO Silvia’s users or its failure to incorporate AI into its operations could adversely affect its business, reputation, or financial results.

AI agents have developed significantly in recent years and continue to advance. CFO Silvia believes its technology has the potential to impact the finance industry automating simple, repeatable tasks, and even streamlining some more sophisticated workflows. Certain of CFO Silvia’s users have begun experimenting with this technology. As this technology develops, demand for certain offerings could not materialize or decrease, which could have a negative impact on its ability to generate revenue in the future.

Additionally, although CFO Silvia has been using AI agents and believes the future of this technology is one of augmentation in addition to automation, there can be no assurance that they will successfully develop and employ AI initiatives for users. A failure to realize CFO Silvia’s investments in AI may adversely impact its user engagement and have a material adverse impact on its business. Moreover, other risks related to the use of AI include the possibility of new or enhanced governmental or regulatory scrutiny, litigation, or other legal liability, ethical concerns, negative user perceptions as to automation and AI, or other complications that could adversely affect our business, reputation, or financial results. Further, CFO Silvia faces significant competition from other companies that are developing their own AI products and technologies. Those other companies may develop AI products and technologies that are similar or superior to CFO Silvia’s technologies or are more cost-effective to develop and deploy.

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CFO Silvia uses GenAI including in its products and services, which may result in operational challenges, legal liability, reputational concerns, competitive risks and regulatory concerns that could adversely affect its business and results of operations.

CFO Silvia uses GenAI processes and algorithms, including by deploying GenAI features in its products and services, which may result in adverse effects to its operations, legal liability, reputation and competitive risks. The use of generative and agentic AI at scale is relatively new, and may lead to challenges, concerns and risks that are significant or that they may not be able to predict. For example, AI algorithms use machine learning and predictive analytics which may be insufficient, biased, inaccurate or of poor quality, which could result in user rejection or skepticism of CFO Silvia’s products, adversely impact the rights of individuals, affect CFO Silvia’s reputation or brand, and negatively affect its financial results. Additionally, CFO Silvia relies on third parties for certain AI features of its products and if such third parties do not provide it with those features (or do not do so on acceptable terms), experience interruptions, or cease operating, CFO Silvia may need to work with another provider, which may take time or may not be possible, and could result in the disruption of certain of its products or services, affect its reputation or brand, and negatively affect its financial results. CFO Silvia could also face claims from third parties claiming infringement of its intellectual property or other proprietary rights with respect to materials used or created by generative or agentic AI tools or features that CFO Silvia believed to be available for use and not subject to such rights. The investment required to bring AI features to market and the costs associated with providing these features to CFO Silvia’s users may be significant. CFO Silvia currently offers AI features at no cost, as it believes the AI features will ultimately enhance user satisfaction and retention, ultimately driving revenue. If such benefits are not realized, the associated investment costs could further negatively impact CFO Silvia’s margins. Further, use of GenAI tools by CFO Silvia’s employees or others could result in disclosure of confidential or sensitive company and customer data, reputational harm, and legal liability.

There can be no assurance that CFO Silvia will successfully identify opportunities for new products and services, develop and bring new products and services to market in a timely manner, achieve market acceptance of its products and services, or that products, services, and technologies developed by others will not render its products, services, and technologies obsolete or noncompetitive.

The success of new features depends on several factors, including appropriate new product definition, differentiation of new products, subscriptions, and features from those of CFO Silvia’s competitors, and market acceptance of these products, services, and features. Moreover, successful new product introduction and transition depends on a number of factors, including CFO Silvia’s ability to manage the risks associated with new product production ramp-up issues, the availability of application software for new products, the effective management of purchase commitments and inventory, the availability of products in appropriate quantities and costs to meet anticipated demand, and the risk that new products may have quality or other defects or deficiencies, especially in the early stages of introduction.

Although CFO Silvia attempts to remedy any issues it observes in its products as effectively and rapidly as possible, such efforts may not be timely, may hamper production or may not completely satisfy its customers.

CFO Silvia has performed, and continues to perform, extensive internal testing on its products and features, though, like the rest of the industry, it currently has a limited frame of reference by which to evaluate certain aspects of its long-term quality, reliability, durability and performance characteristics, including exposure to or consequence of external attacks. While CFO Silvia attempts to identify and address or remedy defects it identifies pre-production and sale, there may be latent defects that it may be unable to detect or control for in its products, and thereby address, prior to its sale to customers.

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In addition, as CFO Silvia continues to develop its artificial intelligence services and products, it may face many additional challenges, including the availability and cost of computing access, energy, processing power limitations and the substantial power requirements for data centers.

Any delay or other complication in ramping the production of current artificial intelligence products or development, manufacture, launch and production ramp of its future artificial intelligence products, features and services, or in doing so cost-effectively and with high quality, may harm CFO Silvia’s brand, business, prospects, financial condition and operating results.

Risks Related to ProCap

For risks related to the business of ProCap, please refer to the section entitled “Item 1A. Risk Factors” set forth in ProCap’s Annual Report on Form 10-K for the year ended December 31, 2025 as filed with the SEC on February 18, 2026.

Risks Related to the Merger

If the conditions to the Merger are not satisfied or waived, the Merger may not be consummated.

The closing of the Merger is subject to a number of conditions as set forth in the Merger Agreement that must be satisfied or waived, including, among others, the approval of the Merger Proposal by our stockholders at the Annual Meeting and the other conditions described in the Merger Agreement.

There can be no assurance as to whether or when the conditions to the closing of the Merger will be satisfied or waived or as to whether or when the Merger will be consummated. If the conditions are not satisfied or waived, the Merger may not be consummated or the closing may be delayed, and we and CFO Silvia may each lose some or all of the intended benefits of the Merger.

There is no assurance when or if the Merger will be completed.

The obligations and liabilities of CFO Silvia, some of which may be unanticipated or unknown, may be greater than we have anticipated, which may diminish the value of CFO Silvia to us.

CFO Silvia’s obligations and liabilities, some of which may not have been disclosed to us or may not be reflected or reserved for in CFO Silvia’s historical financial statements, may be greater than we have anticipated despite having conducted diligence on CFO Silvia. The obligations and liabilities of CFO Silvia could have a material adverse effect on its business or its value to us or on our business, financial condition, or results of operations.

In addition, even in cases where we are able to obtain indemnification, we may discover liabilities greater than the contractual limits or the financial resources of the indemnifying party. In the event that we are responsible for liabilities substantially in excess of any amounts recovered through rights to indemnification or alternative remedies that might be available to us, or any applicable insurance, we could suffer severe consequences that would substantially reduce our earnings and cash flows or otherwise materially and adversely affect our business, financial condition, or results of operations.

If the Merger is not completed, our stock price may decline or fluctuate significantly.

The market price of our Common Stock is subject to significant fluctuations. The market price of our shares of Common Stock will likely be volatile based on whether stockholders and other investors believe that we can complete the Merger. In addition, our shares of Common Stock are expected to be subject to such significant fluctuations even if the Merger is completed.

The volatility of the market price of our shares of Common Stock may be exacerbated by low trading volume or other factors. Moreover, the stock markets in general have experienced substantial volatility that has often been unrelated to the operating performance of individual companies. These broad market fluctuations may also adversely affect the trading price of our Common Stock. In the past, following periods of volatility in the market price of a company’s securities, stockholders have often instituted class action securities litigation against such companies.

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Our existing stockholders will have reduced ownership and voting interests in ProCap following completion of the Merger.

We will issue up to 9,000,000 shares of our Common Stock upon completion of the Merger; further, we may issue up to 9,000,000 additional earnout shares in a five-year period. Based on the number of shares of Common Stock of ProCap outstanding on February 10, 2026, the Record Date for our Annual Meeting, upon the completion of the Merger, current ProCap stockholders and former CFO Silvia stockholders would own approximately 90.3% and 9.7% of our Common Stock, respectively.

Our stockholders currently have the right to vote for the directors of ProCap and on other matters affecting ProCap. When the Merger occurs, each CFO Silvia stockholder who receives shares of our Common Stock will become a stockholder of ProCap. As a result, the percentage ownership of ProCap held by each of our current stockholders will be smaller than such stockholder’s percentage ownership of ProCap prior to the Merger. Our current stockholders will, therefore, have proportionately less ownership and voting interests in ProCap following the Merger than they have now.

The market price of our shares of Common Stock following the Merger may decline as a result of the Merger.

The market price of our shares of Common Stock may decline as a result of the Merger for a number of reasons, including if:

●	investors react negatively to the prospects of the combined company’s business and prospects following the closing of the Merger;

●	the effect of the Merger on the combined company’s business and prospects following the closing of the Merger is not consistent with the expectations of financial or industry analysts; or

●	the combined company does not achieve the perceived benefits of the Merger as rapidly or to the extent anticipated by stockholders or financial or industry analysts.

Because the lack of a public market for CFO Silvia’s capital stock makes it difficult to evaluate the fair market value of CFO Silvia’s capital stock, the value of our shares of Common Stock to be issued to CFO Silvia’s stockholders in connection with the Merger may be more or less than the fair market value of CFO Silvia’s capital stock.

The outstanding capital stock of CFO Silvia is privately held and is not traded in any public market. The lack of a public market makes it difficult to determine the fair market value of CFO Silvia’s capital stock. Because the percentage of our equity to be issued to CFO Silvia’s stockholders in the Merger was determined based on negotiations between the parties, it is possible that the value of our shares of Common Stock to be issued to CFO Silvia’s stockholders in connection with the Merger will be more or less than the fair market value of CFO Silvia’s capital stock.

Potential litigation against us and CFO Silvia could result in substantial costs, an injunction preventing the completion of the Merger and/or a judgment resulting in the payment of damages.

Securities class action lawsuits and derivative lawsuits are often brought against public companies that have entered into merger agreements. Even if such lawsuits are unsuccessful, defending against them can result in substantial costs.

Our stockholders may file lawsuits against us and CFO Silvia and/or the directors and officers of either company in connection with the Merger. Potential lawsuits could prevent or delay the completion of the Merger and result in significant costs to us and/or CFO Silvia, including any costs associated with the indemnification of directors and officers. There can be no assurance that any of the defendants will be successful in the outcome of any potential lawsuits.

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We and CFO Silvia may incur significant merger-related costs in connection with the Merger, which may be in excess of those anticipated by us and CFO Silvia.

We and CFO Silvia expect to incur a number of non-recurring costs associated with the Merger. The significant, non-recurring costs associated with the Merger include, among others, fees and expenses of financial, legal, accounting and other advisors and representatives, certain severance and employment-related costs relating to employees of ours and printing and mailing costs for the public filings. Some of these costs have already been incurred or may be incurred regardless of whether the Merger is completed, including a portion of the fees and expenses of financial advisors and other advisors and representatives and filing fees for the public filings. We and CFO Silvia will also incur transaction fees and costs related to integrating the corporate infrastructure and administrative functions of the companies. We and CFO Silvia continue to assess the magnitude of these costs, and additional unanticipated costs may be incurred in the Merger. Any substantial unanticipated costs could have an adverse effect on our and CFO Silvia’s financial positions, results of operations and cash flows following the completion of the Merger. Moreover, the expected benefits of the Merger may not outweigh these costs in the near term, or at all.

Prior to 2026, our primary business focus was on advertising and media operations, along with our Bitcoin treasury strategy. Recently we announced that our corporate strategy is going to focus on AI operations, and de-emphasizing our advertising and media operations, while maintaining our Bitcoin treasury strategy. This expansion to AI operations involves several risks.

●	Abandonment of Established Revenue Streams: By focusing on AI, while de-emphasizing our advertising and media operations, we are moving away from industry-specific revenue streams that provided a degree of predictability. Our future financial performance will now primarily depend on our ability to develop, commercialize, and scale AI products and services, the availability and cost of compute and data, customer adoption, and evolving regulations, which are factors that are rapidly changing and are in many cases outside of our control.

●	Legacy Liabilities: Despite our expansion to AI operations, we remain subject to potential “tail” liabilities related to our former advertising and media operations, including alleged intellectual property infringement, defamation or right-of-publicity claims, privacy and consumer protection investigations or actions, advertising standards and disclosure issues, contractual disputes, and employment-related matters. The costs associated with defending or settling these legacy claims could diminish the cash reserves we intend to allocate toward our AI operations strategy.

●	Investor Base Misalignment: Investors who purchased our stock for exposure to the advertising and media sector may sell their shares as a result of our AI strategy, leading to increased downward pressure on our stock price and heightened volatility during the expansion period.

●	Execution Risk: We may be unable to successfully develop, commercialize or scale our AI products and services, which could impair or delay our AI strategy.

If we are unable to successfully manage this transition, our financial condition and the market price of our Common Stock could decline significantly.

Risks Related to the Combined Company

The combined company will incur losses for the foreseeable future and might never achieve profitability.

The combined company may never become profitable. The combined company will need to successfully complete significant research, development, and regulatory compliance activities that, together with projected general and administrative expenses, is expected to result in substantial increased operating losses for at least the next several years. Even if the combined company does achieve profitability, it may not be able to sustain or increase profitability on a quarterly or annual basis.

The combined company may need to raise additional financing in the future to fund its operations, which may not be available to it on favorable terms or at all.

The combined company may require substantial additional funds to conduct the resource-intensive and time-consuming research, development, and deployment necessary to advance its AI platforms and digital asset treasury operations. The combined company’s future capital requirements will depend upon a number of factors, including: the number and timing of future AI products and digital asset strategies in the pipeline; progress with and results from algorithm development, model training, and testing initiatives; the ability to acquire and maintain sufficient computing infrastructure, data resources, and custody solutions to support AI operations and digital asset holdings; the costs involved in preparing, filing, acquiring, prosecuting, maintaining, and enforcing patent and other intellectual property claims related to proprietary AI models and technologies; the evolving regulatory landscape governing digital assets, cryptocurrency custody, and AI applications; and the time and costs involved in obtaining regulatory approvals, compliance certifications, and achieving favorable institutional adoption and market acceptance.

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Raising additional capital may be costly or difficult to obtain and could significantly dilute stockholders’ ownership interests or inhibit the combined company’s ability to achieve its business objectives. If the combined company raises additional funds through public or private equity offerings, the terms of these securities may include liquidation or other preferences that adversely affect the rights of its common stockholders. Further, to the extent that the combined company raises additional capital through the sale of common stock or securities convertible or exchangeable into common stock, its stockholder’s ownership interest in the combined company will be diluted. In addition, any debt financing may subject the combined company to fixed payment obligations and covenants limiting or restricting its ability to take specific actions, such as incurring additional debt, making capital expenditures or declaring dividends. If the combined company raises additional capital through marketing and distribution arrangements or other collaborations, strategic alliances or licensing arrangements with third parties, the combined company may have to relinquish certain valuable intellectual property or other rights to its product candidates, technologies, future revenue streams or research programs or grant licenses on terms that may not be favorable to it. Even if the combined company were to obtain sufficient funding, there can be no assurance that it will be available on terms acceptable to the combined company or its stockholders.

The combined company’s stock price is expected to be volatile, and the market price of its common stock may drop following the Merger.

The market price of the combined company’s common stock following the merger could be subject to significant fluctuations. Market prices for securities of AI companies and digital asset treasury companies have historically been particularly volatile. Some of the factors that may cause the market price of the combined company’s common stock to fluctuate following the Merger include:

●	the ability of the combined company to obtain regulatory approvals for its AI products and digital asset offerings, and delays or failures to obtain such approvals;

●	the failure of any of the combined company’s AI products, if approved for marketing and commercialization, to achieve commercial success;

●	any inability to obtain adequate computing infrastructure, data resources, or blockchain network capacity for the combined company’s products, or the inability to do so at acceptable prices;

●	the entry into, or termination of, key agreements, including key licensing, technology partnership, data access, or collaboration agreements;

●	the initiation of material developments in, or conclusion of, disputes or litigation to enforce or defend any of the combined company’s intellectual property rights or defend against the intellectual property rights of others;

●	changes in laws or regulations applicable to the combined company’s AI products or digital asset strategies, including data privacy laws, securities regulations, and emerging AI governance frameworks;

●	the results of current, and any future, performance benchmarks, security audits, or third-party evaluations of the combined company’s AI models and digital asset platforms;

●	announcements by commercial partners or competitors of new AI products, digital asset offerings, technological advancements (or the lack thereof), significant contracts, commercial relationships, or capital commitments;

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●	failure to meet or exceed financial and development projections the combined company may provide to the public;

●	failure to meet or exceed the financial and development projections of the investment community;

●	the perception of the AI and digital asset industries by the public, legislatures, regulators and the investment community;

●	adverse publicity relating to the combined company’s markets, including with respect to other AI products, digital asset platforms, and potential products in such markets;

●	the introduction of technological innovations new AI architectures, or competing digital asset solutions

●	that compete with potential products of the combined company;

●	announcements of significant acquisitions, strategic collaborations, joint ventures or capital commitments by the combined company or its competitors;

●	disputes or other developments relating to proprietary rights, including patents, trade secrets, algorithmic intellectual property, litigation matters, and the combined company’s ability to obtain intellectual property protection for its technologies;

●	the loss of key employees;

●	significant lawsuits, including patent or stockholder litigation;

●	if securities or industry analysts do not publish research or reports about the combined company’s business, or if they issue an adverse or misleading opinion regarding its business and stock;

●	changes in the market valuations of similar companies;

●	general and industry-specific economic conditions potentially affecting the combined company’s research and development expenditures;

●	sales of its common stock by the combined company or its stockholders in the future;

●	trading volume of the combined company’s common stock;

●	changes in the structure of health care payment systems;

●	adverse regulatory decisions;

●	trading volume of the combined company’s common stock; and

●	period-to-period fluctuations in the combined company’s financial results.

Moreover, the stock markets in general have experienced substantial volatility that has often been unrelated to the operating performance of individual companies or the sector. These broad market fluctuations may also adversely affect the trading price of the combined company’s common stock.

In the past, following periods of volatility in the market price of a company’s securities, stockholders have often instituted class action securities litigation against those companies. Regardless of the merits or the ultimate results of such litigation, if instituted, such litigation could result in substantial costs and diversion of management’s attention and resources, which could significantly harm the combined company’s profitability and reputation.

Additionally, a decrease in the stock price of the combined company may cause the combined company’s common stock to no longer satisfy the continued listing standards of Nasdaq. If the combined company is not able to maintain the requirements for listing on Nasdaq, it could be delisted, which could have a materially adverse effect on its ability to raise additional funds as well as the price and liquidity of its common stock.

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Financial reporting obligations of being a public company in the United States are expensive and time-consuming, and the combined company’s management will be required to devote substantial time to compliance matters.

As a publicly-traded company, the combined company will incur significant additional legal, accounting and other expenses that CFO Silvia did not incur as a privately-held company, including costs associated with public company reporting requirements. The obligations of being a public company in the United States require significant expenditures and will place significant demands on the combined company’s management and other personnel, including costs resulting from public company reporting obligations under the Exchange Act and the rules and regulations regarding corporate governance practices, including those under the Sarbanes-Oxley Act of 2002 (referred to as the “Sarbanes-Oxley Act”), the Dodd-Frank Wall Street Reform and Consumer Protection Act and the listing requirements of the stock exchange on which the combined company’s securities are listed. These rules require the establishment and maintenance of effective disclosure and financial controls and procedures, internal control over financial reporting and changes in corporate governance practices, among many other complex rules that are often difficult to implement, monitor and maintain compliance with. In addition, the combined company expects these rules and regulations to make it more difficult and more expensive for the combined company to obtain director and officer liability insurance and the combined company may be required to incur substantial costs to maintain the same or similar coverage that CFO Silvia had as a privately-held company. The combined company’s management and other personnel will need to devote a substantial amount of time to ensure that the combined company complies with all of these requirements and to keep pace with new regulations, otherwise the combined company may fall out of compliance and risk becoming subject to litigation or being delisted, among other potential problems.

The sale or availability for sale of a substantial number of shares of common stock of the combined company after the Merger and after expiration of applicable lock-up periods could adversely affect the market price of such shares after the Merger.

Sales of a substantial number of shares of common stock of the combined company in the public market after the Merger, or if existing stockholders of ProCap and CFO Silvia sell, or indicate an intention to sell, substantial amounts of the combined company’s common stock in the public market after expiration of applicable lock-up periods and other legal restrictions on resale, or the perception that these sales could occur, could adversely affect the market price of such shares and could materially impair the combined company’s ability to raise capital through equity offerings in the future. ProCap and CFO Silvia are unable to predict what effect, if any, market sales of securities held by significant stockholders, directors or officers of the combined company or the availability of these securities for future sale will have on the market price of the combined company’s common stock after the Merger.

The combined company will continue to be a smaller reporting company. The combined company cannot be certain whether the reduced disclosure requirements applicable to smaller reporting companies will make the combined company’s common stock less attractive to investors or otherwise limit the combined company’s ability to raise additional funds.

ProCap is currently, and the combined company will continue to be upon completion of the Merger, a “smaller reporting company” under applicable securities regulations. A smaller reporting company is a company that, as of the last business day of its most recently completed second fiscal quarter, has an aggregate market value of the company’s voting stock held by non-affiliates, or public float, of less than $250 million, or has at least $100 million in revenue and at least $700 million in public float. SEC rules provide that companies with a non-affiliate public float of less than $75 million may only sell shares under a Form S-3 shelf registration statement, during any 12-month period, in an amount less than or equal to one-third of the public float. If the combined company does not meet this public float requirement, any offering by the combined company under a Form S-3 will be limited to raising an aggregate of one-third of the combined company’s public float in any 12-month period. In addition, a smaller reporting company is able to provide simplified executive compensation disclosures in its filings, is exempt from the provisions of Section 404(b) of the Sarbanes-Oxley Act requiring that an independent registered public accounting firm provide an attestation report on the effectiveness of internal control over financial reporting if its public float is less than $75 million, and has certain other reduced disclosure obligations in their SEC filings, including, among other things, only being required to provide two years of audited financial statements in annual reports. Reduced disclosure in the combined company’s SEC filings due to its status as a smaller reporting company may make it harder for investors to analyze its results of operations and financial prospects.

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ProCap and CFO Silvia do not anticipate that the combined company will pay any cash dividends in the foreseeable future.

The current expectation is the combined company will retain its future earnings, if any, to fund the development and growth of the combined company’s business. As a result, capital appreciation, if any, of the combined company’s common stock will be stockholders’ sole source of gain, if any, for the foreseeable future.

An active trading market for the combined company’s common stock may not develop and its stockholders may not be able to resell their shares of common stock for a profit, if at all.

Prior to the Merger, there had been no public market for CFO Silvia’s common stock. An active trading market for the combined company’s shares of common stock may never develop or be sustained. If an active market for its common stock does not develop or is not sustained, it may be difficult for its stockholders to sell their shares at an attractive price or at all.

If equity research analysts do not publish research or reports, or publish unfavorable research or reports, about the combined company, its business or its market, its stock price and trading volume could decline.

The trading market for the combined company’s common stock will be influenced by the research and reports that industry or equity research analysts publish about it and its business. Equity research analysts may elect not to provide research coverage of the combined company’s common stock after the completion of the merger, and such lack of research coverage may adversely affect the market price of its common stock. In the event it does have equity research analyst coverage, the combined company will not have any control over the analysts, or the content and opinions included in their reports. The price of the combined company’s common stock could decline if one or more equity research analysts downgrade its stock or issue other unfavorable commentary or research. If one or more equity research analysts ceases coverage of the combined company or fails to publish reports on it regularly, demand for its common stock could decrease, which in turn could cause its stock price or trading volume to decline.

The combined company must maintain effective internal controls over financial reporting, and if the combined company is unable to do so, the accuracy and timeliness of the combined company’s financial reporting may be adversely affected, which could have a material adverse effect on the combined company’s business and stock price.

The combined company is expected to continue to be an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act, and therefore will be able to take advantage of certain exemptions from various reporting requirements that are applicable to other companies that are not “emerging growth companies” including not being required to comply with the auditor attestation requirements of Section 404(b) of the Sarbanes-Oxley Act.

The combined company must maintain effective internal control over financial reporting in order to accurately and timely report its results of operations and financial condition. In addition, as a public company, the Sarbanes-Oxley Act requires, among other things, that the combined company assess the effectiveness of its disclosure controls and procedures quarterly and the effectiveness of the combined company’s internal control over financial reporting at the end of each fiscal year.

The rules governing the standards that must be met for the combined company management to assess the combined company’s internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act are complex and require significant documentation, testing and possible remediation. These stringent standards require that the combined company’s audit committee be advised and regularly updated on management’s review of internal control over financial reporting. The combined company’s management may not be able to effectively and timely implement controls and procedures that adequately respond to the increased regulatory compliance and reporting requirements that are applicable to the combined company as a public company. If the combined company fails to staff the combined company’s accounting, finance and information technology functions adequately or maintain internal control over financial reporting adequate to meet the demands that will be placed upon the combined company as a public company, including the requirements of the Sarbanes-Oxley Act, the combined company’s business and reputation may be harmed and its stock price may decline. Furthermore, investor perceptions of the combined company may be adversely affected, which could cause a decline in the market price of its common stock.

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If the combined company fails to attract and retain management and other key personnel, it may be unable to continue to successfully develop or commercialize its product candidates or otherwise implement its business plan.

The combined company’s ability to compete in the highly competitive AI and digital asset treasury industry depends on its ability to attract and retain highly qualified managerial, technical, engineering, legal, compliance, financial, sales and marketing and other personnel. The combined company will be highly dependent on its management and technical personnel. The loss of the services of any of these individuals could impede, delay or prevent the successful development of the combined company’s AI product pipeline, execution of its digital asset treasury strategies, commercialization of its AI solutions or acquisition of new technologies or digital assets and could impact negatively its ability to implement successfully its business plan. If the combined company loses the services of any of these individuals, it might not be able to find suitable replacements on a timely basis or at all, and its business could be harmed as a result. The combined company might not be able to attract or retain qualified management and other key personnel in the future due to the intense competition for qualified personnel among AI technology, fintech, blockchain, finance, and other businesses.

Unfavorable global economic conditions could adversely affect the combined company’s business, financial condition or results of operations.

The combined company’s results of operations could be adversely affected by general conditions in the global economy and in the global financial markets. A severe or prolonged economic downturn could result in a variety of risks to the combined company’s business, including weakened demand for the combined company’s product candidates and the combined company’s ability to raise additional capital when needed on acceptable terms, if at all. A weak or declining economy could also strain the combined company’s suppliers, possibly resulting in supply disruption, or cause the combined company’s customers to delay making payments for its services. Any of the foregoing could harm the combined company’s business and the combined company cannot anticipate all of the ways in which the current economic climate and financial market conditions could adversely impact its business.

Risks Related to Interested Parties and Conflicts of Interests

Anthony Pompliano’s indirect ownership interests in CFO Silvia may create conflicts of interest, which could result in terms that are less favorable to the Company than those that could have been obtained otherwise.

Anthony Pompliano has interests in the Merger that may be different from, or in addition to, those of CFO Silvia stockholders. Certain of CFO Silvia’s directors and executive officers negotiated the terms of the Merger Agreement and some of them hold executive positions in the Company. Some of such relations may create conflicts with the interests of CFO Silvia or us. For example, Anthony Pompliano is also the Chief Executive Officer of Inflection Points, a majority holder of CFO Silvia. Further, certain of our stockholders also hold shares of CFO Silvia. Inflection Points holds shares of us and is a majority holder of CFO Silvia.

The members of our Board were aware of and considered these interests in evaluating the Merger and in making our recommendation. The interests of our directors and executive officers are described in more detail in “Interests of the ProCap Directors, Executive Officers and Affiliate Stockholders in the Merger” on page 49 of this proxy statement.

The Special Committee of the Company’s Board established in connection with the Merger may not be effective in mitigating conflicts of interest.

The Board established a Special Committee composed of independent and disinterested directors to evaluate the Merger and make a recommendation to the Board regarding whether the Merger is fair to, and in the best interests of the Company and its unaffiliated stockholders. While the Special Committee was formed to address potential conflicts of interest arising from the Merger, there can be no assurance that the Special Committee will be effective in eliminating or adequately mitigating all conflicts of interest or that the processes and procedures adopted by the Special Committee will result in outcomes equivalent to those that would have been achieved in the absence of such conflicts.

Certain members of the Company’s management and Board may have interests in the Merger that are different from, or in addition to, those of the Company’s stockholders generally. These interests may create actual or potential conflicts of interest and could influence the perspectives and recommendations of individuals involved in evaluating, negotiating, or approving the Merger. Although the Special Committee has retained independent legal and financial advisors to assist in its evaluation of the Merger, the effectiveness of the Special Committee depends on numerous factors, including the quality and completeness of information provided to the Special Committee, the expertise and diligence of the Special Committee members and their advisors, the limitations inherent in the Special Committee’s mandate and authority, and the ability of the Special Committee to identify and address conflicts that may not be immediately apparent.

Furthermore, the Special Committee’s evaluation and recommendation were not necessarily based on the information available at the time of its deliberations and may not account for developments or risks that materialize after the Special Committee completed its work. The measures undertaken by the Special Committee, while designed to protect the interests of unaffiliated stockholders, may prove insufficient if conflicts of interest were not fully identified, disclosed, or addressed, or if the processes employed by the Special Committee contained limitations or deficiencies that were not recognized at the time. Accordingly, notwithstanding the establishment and work of the Special Committee, stockholders may not receive the same level of protection or outcomes that would exist in a transaction negotiated entirely at arm’s length between unrelated parties.

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THE MERGER

This section and the section titled “The Merger Agreement” in this proxy statement describes the material aspects of the Merger, including the Merger Agreement. While ProCap believes that this description covers the material terms of the Merger and the Merger Agreement, it may not contain all of the information that is important to you. You should carefully read this entire proxy statement for a more complete understanding of the Merger and the Merger Agreement, including the Merger Agreement attached as Annex A and the fairness opinion for the Merger attached as Annex B to this proxy statement, and the other documents to which you are referred herein. See the section titled “Where You Can Find More Information” in this proxy statement.

Background of the Merger

From August 2025 to December 2025, the management team held multiple weekly meetings to discuss the future of ProCap and the desire to build or acquire an operating business to support its Bitcoin treasury business. During these meetings the management team considered multiple approaches and dozens of potential acquisition targets.

In September of 2025, the management team narrowed down its scope to focus on asset-light financial technology companies that would complement the existing ProCap business. Over the following months, the management team executed non-disclosure agreements with at least four potential targets and performed due diligence on multiple potential acquisition targets in the financial technology industry.

In October 2025, several members of ProCap’s management independently, and informally, spoke with Anthony Pompliano, Chief Executive Officer of ProCap about the possibility of CFO Silvia being acquired by ProCap. These discussions focused on the market opportunities and market advantages of acquiring a high-growth, asset-light financial technology company. Mr. Pompliano was initially reluctant to pursue this opportunity due to the early stage of operations of CFO Silvia.

In October and November of 2025, the management team continued to explore acquisition targets but none of the options moved beyond initial due diligence, mostly due to pricing concerns, lack of product market fit, or low growth potential.

On or about December 12, 2025, Anthony Pompliano, Chief Executive Officer of ProCap proposed that the management team reconsider acquiring CFO Silvia due to CFO Silvia’s continuous growth, the expansion of AI, and the Company’s strategy of incorporating a finance-based operating company to fuel revenue. He discussed the opportunity with Shain Noor, Chief Executive Officer of CFO Silvia and he stated that they were amenable to exploring a transaction in lieu of pursuing third-party venture capital financing. Mr. Noor indicated that CFO Silvia had been having informal discussions with potential investors, however, they had not advanced beyond the discussion stage due to the terms presented thereby. The possible combination of CFO Silvia with the Company was attractive to CFO Silvia due to the Company’s access to public markets and the potential to rapidly scale its business.

On December 16, 2025, the management team commenced legal and commercial due diligence of CFO Silvia. In connection with due diligence, ProCap engaged its law firm, Reed Smith, to provide advice and guidance. Due to Anthony Pompliano’s company, Inflection Points owning a majority interest in CFO Silvia, management appointed a Special Committee of independent, disinterested members of the Board to oversee and evaluate the process, consider the potential conflict and determine whether the Proposed Transactions would be in the best interests of the Company and its stockholders. Bill Koutsouras, William H. Miller IV, and Eric Jackson were appointed to the Special Committee. William H. Miller IV resigned from the Board of Directors on January 20, 2026. Mr. Miller’s resignation was not the result of any dispute or disagreement with the Company or the Company’s Board on any matter relating to the operations, policies or practices of the Company.

Between December 19, 2025 and December 30, 2025, the Special Committee interviewed two financial services providers, ultimately selecting Northland to provide the fairness opinion on the Merger. The Special Committee considered a number of factors in their selection, including but not limited to expertise in the financial technology industry.

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During the period between commencement of the due diligence process and January 5, 2026, the management team conducted multiple weekly meetings to discuss the due diligence findings, the proposed transaction structure, business strategy, and related items. Management also met with the Special Committee by phone multiple times to discuss matters related to the Merger, including due diligence, special counsel, and significance test to determine whether a stockholder approval was required.

On January 7, 2026, the management team delivered its preliminary due diligence report and recommendation to proceed with negotiation of a letter of intent with CFO Silvia. The report confirmed that there were no material legal, regulatory, or operational risks identified that would impair its ongoing stability or growth prospects. On January 8, 2026, the Special Committee, ProCap’s management team, including Jeff Park, Renae Cormier, Kyle Wood, and Megan Pacchia, and CFO Silvia’s Chief Executive Officer, Shain Noor, met via video conference to discuss CFO Silvia’s product and service offerings, historical growth, and future roadmap. On or about January 7, 2026, the Special Committee engaged Royer Cooper Cohen Braunfeld as independent legal counsel (“RCCB”) to the Special Committee. On January 9, 2026, the Special Committee, upon review of the due diligence findings and in consultation with RCCB, voted to recommend to the management team to move forward with pursuing a letter of intent for the acquisition of CFO Silvia.

Using a market approach, management reviewed valuation multiples of comparable private and publicly traded companies and, where relevant, recent transactions involving similar businesses. The selected valuation range was further evaluated in light of the company’s competitive position, customer concentration, and growth prospects. The Special Committee reviewed and approved the valuation, taking into account management’s analysis, the assumptions underlying the financial projections, and prevailing market conditions at the time of the transaction.

Following approval from the Special Committee, management exchanged term sheets with CFO Silvia multiple times during the following week. The Special Committee reviewed the drafts and provided comments on, among other things, the aggregate share consideration and milestone-based delivery structure, the specific product development and revenue milestones conditioning the deferred consideration, the size and terms of the indemnification escrow including the deductible threshold, the proposed employment terms and sign-on bonus for CFO Silvia’s Chief Executive Officer, the treatment of CFO Silvia’s outstanding indebtedness and working capital obligations, and the scope and duration of the restrictive covenant agreements. On January 14, 2026, the Special Committee met with the ProCap management team to discuss the terms of the letter of intent, including the allocation of consideration between closing and post-closing milestone payments, the sufficiency of the proposed product development and revenue milestones as conditions to the deferred share deliveries, the proposed compensation package for CFO Silvia’s Chief Executive Officer in connection with his anticipated role as ProCap’s Chief Technology Officer, and the requirement that the transaction be conditioned upon receipt of a fairness opinion from an independent financial advisor. On January 15, 2026, the Special Committee and RCCB met with Anthony Pompliano to discuss the Merger and to understand ProCap’s strategy related to CFO Silvia. The discussion was focused primarily on the strategic rationale for the acquisition in light of CFO Silvia’s rapid revenue growth, the broader expansion of AI applications in financial services, and the complementary nature of CFO Silvia’s technology roadmap with the Company’s long-term growth strategy.

On January 19, 2026, the Company entered into a non-binding letter of intent to acquire 100% of the equity interests of CFO Silvia in a stock-for-stock transaction intended to qualify as a tax-free reorganization under Section 368 of the Internal Revenue Code. The proposed consideration consists of approximately 15 million shares of the Company’s common stock, of which 50% would be delivered at closing, 25% on the first anniversary subject to certain product development milestones, and 25% on the second anniversary subject to achievement of revenue milestones, with 5% of total consideration held in indemnification escrow for twelve months. The transaction would be subject to customary closing conditions, including completion of due diligence, execution of definitive agreements, board and stockholder approvals, receipt of a fairness opinion, and regulatory approvals.

On January 23, 2026, after consultation with ProCap’s outside counsel, ProCap delivered the Merger Agreement to CFO Silvia’s counsel. On the same day, the Special Committee and ProCap’s Chief Legal Officer met with Northland to discuss the fairness opinion.

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During the week of January 26, 2026, the parties discussed and negotiated revisions to the Merger Agreement, which ultimately resulted in several significant changes from the terms contemplated by the letter of intent. As originally proposed in the letter of intent, the transaction was structured as a direct acquisition of 100% of the equity interests of CFO Silvia in exchange for approximately 15 million shares of the Company’s common stock, with 50% of such shares deliverable at closing, 25% deliverable on the first anniversary of closing subject to the launch of a usage-based application programming interface product, and 25% deliverable on the second anniversary of closing subject to the achievement of revenue milestones. Through negotiations during this period, the parties negotiated a revised consideration structure that replaced the milestone-based deferred share delivery mechanism with per-share merger consideration payable at closing together with earnout shares contingent upon ProCap’s Common Stock achieving a trading price of $9.00 per share during a defined earnout period. Additional provisions negotiated during this period included the treatment of outstanding SAFE instruments held by certain investors, including the requirement for SAFE termination agreements and joinders as conditions to closing, the allocation of transaction expenses, the terms of Lock-Up Agreements, a Registration Rights Agreement for shares issued as merger consideration, the procurement of a six-year tail directors’ and officers’ liability insurance policy, and the mechanics for assumption and discharge of Company indebtedness at closing through formal pay-off letters. The Special Committee met via video conference on several occasions during this period to review and discuss the evolving terms and ultimately approved the resulting Merger structure as described herein.

On January 30, 2026, ProCap received CFO Silvia’s audited financials. These financials were shared with the Special Committee and ProCap’s outside counsel and Northland.

During the week of February 2, 2026, counsel for the Company and CFO Silvia negotiated the definitive Merger Agreement through multiple exchanges of drafts and teleconferences, with negotiations focused principally on the terms and conditions governing the earnout shares, including the $9.00 per share trading price threshold required to trigger issuance and the duration of the earnout period, as well as the Lock-Up Agreements, including the scope of transfer restrictions and a two-year prohibition on Seller participation in any Company share buyback program. Upon finalization of the Merger Agreement on February 4, 2026, the agreement was submitted to the Special Committee for review.

On February 4, 2026, Northland, the independent financial advisor to the Special Committee, delivered its opinion to the Special Committee that, as of such date and based upon and subject to the assumptions, qualifications, limitations, and other matters set forth therein, the consideration to be paid by the Company in connection with the Merger was fair, from a financial point of view, to the Company and its stockholders. The Special Committee had the opportunity to review and discuss the opinion and the underlying analyses with Northland prior to the Special Committee’s approval of the Merger.

On February 5, 2026, the Special Committee held a meeting via video conference where they discussed the Merger Agreement and voted to recommend signing the Merger Agreement. In their discussions, the Special Committee discussions considered the factors described below. Following the Special Committee meeting, the Board conducted a meeting via video conference to discuss the Special Committee’s findings and discuss the Merger. After discussion, the interested members of the Board, Anthony Pompliano and Gary Quin, recused themselves and the disinterested members of the Board voted unanimously to approve the Merger.

On February 9, 2026, the parties entered into the Merger Agreement.

The ProCap Board considered the following reasons in reaching its conclusion to approve the Merger Agreement and the Merger:

In evaluating and ultimately approving the proposed acquisition of CFO Silvia, the ProCap Board considered a number of factors that it believed supported the transaction and the best interests of the Company and its stockholders. In reaching its determination, the Board consulted with management and its financial and legal advisors and considered the following material factors, among others:

●	Strategic Expansion into High Growth Fintech Segment. The Board considered that CFO Silvia operates at the intersection of personal finance, wealth management, and AI, a segment characterized by rapid technological innovation and expanding consumer adoption. The Board believed that acquiring CFO Silvia would position the Company to participate in the long term growth of AI enabled financial intelligence platforms.

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●	Access to a Scalable, Technology Driven Platform. The Board evaluated CFO Silvia’s AI first architecture and asset light operating model. The Board determined that the platform’s ability to deliver personalized financial analysis at scale, without custody of assets or a traditional advisory workforce, presented an opportunity for high operating leverage and attractive unit economics over time.

●	Large and Expanding Addressable Market. The Board considered the increasing fragmentation of individual financial accounts across brokerage platforms, banks, retirement vehicles, and digital asset providers. The Board concluded that demand for unified aggregation and intelligent financial analysis is likely to increase as individuals assume greater responsibility for investment and retirement planning.

●	Product Differentiation and Competitive Positioning. The Board reviewed CFO Silvia’s proprietary AI agents and unified aggregation capabilities. The Board believed that the Company’s conversational interface and real time analytical functionality differentiate the platform from budgeting tools and traditional wealth management services.

●	Potential Revenue and Monetization Opportunities. Although CFO Silvia currently offers a free core product, the Board considered management’s plans for future monetization initiatives, including premium features and other potential revenue models. The Board determined that the existing user engagement and connected asset base create a foundation for future revenue generation.

●	Complementary Capabilities and Synergies. The Board evaluated the potential operational, technological, and commercial synergies between CFO Silvia and the Company’s existing business. The Board believed that integration of CFO Silvia’s platform could enhance the Company’s digital capabilities and strengthen its competitive position.

●	Risk Profile. The Board considered the regulatory profile of CFO Silvia’s asset light model, including that it does not act as a bank, broker dealer, or registered investment adviser and does not take custody of user assets. The Board determined that this structure reduces certain regulatory and balance sheet risks relative to traditional financial institutions.

After weighing these and other factors, the Board concluded that the acquisition of CFO Silvia is fair to and in the best interests of the Company and its stockholders and approved the Merger Agreement. The foregoing discussion of factors considered by the Board is not intended to be exhaustive but summarizes the material considerations underlying the Board’s determination.

In the course of its deliberations, the ProCap Board also considered a variety of risks and other countervailing factors related to entering into the Merger, including:

●	The risk that AI poses to CFO Silvia and its competitors;

●	The uncertainty in the development, deployment, and use of AI in CFO Silvia’s platform and products may harm its business and reputation;

●	The risk that CFO Silvia uses GenAI in its products and services which may result in operational challenges, legal liability, and other concerns that could adversely affect its business and results of operations;

●	The risk that stockholders may not approve the Merger;

●	The risk that the Merger may not be consummated if the conditions to the Merger are not satisfied or waived;

●	The lack of a public market for CFO Silvia’s capital stock makes it difficult to evaluate the fair market value of CFO Silvia’s capital stock, the value of our shares of Common Stock to be issued to CFO Silvia’s stockholders in connection with the Merger may be more or less than the fair market value of CFO Silvia’s capital stock;

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●	The risk of potential litigation against us and CFO Silvia could result in substantial costs or an injunction;

●	The expansion into AI and de-emphasis of advertising and media operations could result in risks;

●	The combined company will incur losses for the foreseeable future and might never achieve profitability;

●	The sale of shares of common stock of the combined company after the Merger and after the expiration of the lock-up periods could adversely affect the market price of the shares of common stock;

●	Anthony Pompliano’s conflict of interest in CFO Silvia;

●	The risk that the Special Committee may not be effective in mitigating risks; and

●	various other risks associated with the combined company and the Merger, including those described in the section titled “Risk Factors.”

Fairness Opinion of Northland

On January 12, 2026, the Special Committee retained Northland to provide a fairness opinion in connection with the Merger. The Special Committee decided to obtain such fairness opinion to determine the fairness, from a financial point of view, to us and our stockholders of the Merger consideration under the Merger Agreement.

In selecting Northland, the Special Committee considered, among other things, Northland’s qualifications, expertise, and reputation, as well as Northland’s knowledge of ProCap and CFO Silvia, the businesses of ProCap and CFO Silvia, and the industries in which ProCap and CFO Silvia operate.

On February 8, 2026, Northland rendered its opinion to the Special Committee, stating that, as of February 8, 2026, and subject to and based on and assumptions made, procedures followed, matters considered, limitations of the review undertaken and qualifications set forth therein, the Merger consideration to be paid under the Merger Agreement is fair, from a financial point of view, to ProCap and its stockholders.

The full text of Northland’s written opinion, dated February 8, 2026, is attached as Annex B to this proxy statement. You should read Northland’s opinion letter carefully and in its entirety for a discussion of, among other things, the scope of the review undertaken and the assumptions made, procedures followed, matters considered, and qualifications and limitations of the review undertaken by Northland in connection with its opinion. Northland’s opinion was directed to the Special Committee, in its capacity as the special committee of the Board of ProCap, and addressed only the fairness, from a financial point of view, to ProCap and its stockholders of the Merger consideration to be paid pursuant to the Merger Agreement. Northland’s opinion does not constitute a recommendation as to how any stockholder of ProCap should vote with respect to the approval of the Merger or any other matter and does not in any manner indicate the price at which ProCap’s securities will trade at any time.

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In connection with reviewing the Merger and rendering its opinion, Northland has informed ProCap that, among other things, it has reviewed:

1.	a draft of the Merger Agreement, dated February 9, 2026;

2.	certain documents filed by ProCap with the SEC;

3.	the Quarterly Report on Form 10-Q, and other reports filed by ProCap with the SEC pursuant to the Exchange Act;

4.	CFO Silvia’s projected financial information for the calendar year ended December 31, 2026;

5.	certain non-public financial and business information provided to us by management of ProCap, CFO Silvia, and their respective advisors;

6.	certain internal financial information, estimates, and financial and operations forecasts for CFO Silvia, prepared by the management of CFO Silvia or ProCap;

7.	certain press releases issued by ProCap and CFO Silvia;

8.	certain industry and research reports; and

9.	(i) the reported historical price and trading activity for the securities of ProCap, (ii) certain financial stock market information for ProCap, (iii) certain financial stock market information for certain other publicly traded companies, (iv) reviewed the financial terms of certain recent business combinations, and (v) other studies and analyses we deemed appropriate; and

10.	other documents made available in CFO Silvia’s virtual data room.

In addition, Northland held discussions with certain members of the management of ProCap and certain of their respective advisors and representatives regarding the business, operations, financial condition and prospects of CFO Silvia, the Merger, and related matters. Northland also participated in financial and business diligence calls with executive management of ProCap regarding, among other things, the business and financial results and outlook of CFO Silvia and the Merger structure and background. Northland also compared the financial and operating performance of CFO Silvia with companies with publicly traded equity securities that it deemed to be relevant. Northland also conducted such other analyses, examinations, and inquiries and considered such other financial, economic and market criteria as it deemed necessary and appropriate in arriving at its opinion.

With the consent of the Special Committee, and in connection with its review and analysis and in arriving at its opinion, Northland assumed and relied upon the accuracy and completeness of the financial and other information furnished to, discussed with, or otherwise made available to Northland or that was publicly available. Northland was not engaged to, and did not independently attempt to, verify any of such information. Northland did not conduct a physical inspection, valuation, or appraisal of any of the assets or properties of CFO Silvia, and Northland was not furnished with any such valuation or appraisal. The credit, financial, and stock markets have from time-to-time experienced unusual volatility, and Northland was not asked to and expressed no opinion or view as to any potential effects of such volatility on the Merger and did not address potential developments in any such markets.

Northland was not asked to, nor did Northland, offer any opinion as to the material terms of the Merger Agreement or the form of the Merger. Northland was not requested to opine as to, and its opinion did not address, the basic business decision to proceed with or effect the Merger. In rendering its opinion, Northland assumed, with the consent of the Special Committee, that the final executed form of the Merger Agreement would not differ in any material respect from the drafts that Northland examined, and that the conditions to the Merger set forth in the Merger Agreement will be satisfied or waived and that the Merger will be consummated in a manner consistent with that contemplated by the Merger Agreement. Northland also assumed that all regulatory approvals and consents necessary for the consummation of the Merger would be obtained without any adverse effect on ProCap or CFO Silvia or alter the terms of the Merger.

Northland’s opinion was based on financial, market, economic and other conditions existing on, and information made available to Northland as of February 8, 2026, and does not address any matters subsequent to such date. Northland’s opinion was limited to the fairness, from a financial point of view, to ProCap and its stockholders of the Merger consideration paid by ProCap to the equityholders of CFO Silvia pursuant to the Merger Agreement. Although subsequent developments may affect Northland’s opinion, Northland does not have any obligation to update, revise or reaffirm its opinion. Northland’s opinion was approved by the Northland Fairness Opinion Committee.

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Financial Analyses

The following is a summary of the material financial analyses performed by Northland in arriving at its opinion. Northland’s opinion was only one of many factors considered by the Special Committee in evaluating the Merger. Neither Northland’s opinion nor its financial analyses were determinative of the terms of the Merger or of the views of the Special Committee or ProCap management with respect to the Merger. None of the analyses performed by Northland were necessarily assigned a greater significance by Northland than any other, nor does the order of the analyses described represent relative importance or weight given to those analyses by Northland. The summary text describing each financial analysis does not purport to constitute a complete description of Northland’s financial analyses, including the methodologies and assumptions underlying the analyses, and, if viewed in isolation, could create a misleading or incomplete view of financial analyses performed by Northland. The summary text set forth below does not represent and should not be viewed by anyone as constituting or purporting to constitute the conclusions reached by Northland with respect to any of the analyses performed by it in connection with its opinion.

As the Special Committee was aware, Northland did not conduct a discounted cash flow analysis of CFO Silvia given, based on discussions with the management of ProCap, the unavailability of adequate long-term financial projections and estimates.

Analysis of Selected Publicly Traded Companies

As part of its financial analyses, Northland reviewed and compared certain publicly available financial data, ratios and trading multiples for certain publicly traded companies within the technology industry that Northland determined, based on its professional judgment, to be similar to CFO Silvia in one or more respects, including (but not limited to) the nature of the business, size, diversification, geographic locations, growth rates, and financial performance, for purposes of this analysis, including the following five companies (collectively, the “Selected Publicly Traded Companies”):

●	BigBear.ai Holdings, Inc.

●	C3.ai, Inc.

●	SoFi Technologies, Inc.

●	SoundHound AI, Inc.

●	Veritone, Inc.

Financial data for the Selected Publicly Traded Companies was based on public filings and other publicly available information. Northland reviewed data, including implied market capitalization, implied enterprise value (“EV”), EV/Calendar Year (“CY”) 2026E revenue (including total debt, preferred equity, and non-controlling interests (as applicable) less cash and cash equivalents, as multiples of such companies’ 2026 estimated revenue) and EV/CY 2026E gross profit.

The multiples for both of the above-mentioned financial metrics for each of the Selected Publicly Traded Companies were calculated using their respective closing prices on February 6, 2026, and were based on the most recent publicly available information and information available via S&P Capital IQ, Pitchbook, Bloomberg, and Dealogic on that date. Financial data for CFO Silvia used to compare to the Selected Publicly Traded Companies was based on estimates provided by ProCap management, CFO Silvia and their advisors and historical financial results were provided by ProCap management, CFO Silvia and their advisors. Based on its professional judgement and experience, Northland applied a 20.0% size and liquidity discount to the equity value of the Selected Publicly Traded Companies.

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The following summarizes the results of these analyses with respect to the financial results and metrics of the Selected Publicly Traded Companies after applying the discounted multiples as set forth above, including:

●	EV/CY 2026E revenue multiples: The Selected Publicly Traded Companies had EV/CY 2026E revenue multiples ranging from a low of 2.2x to a high of 11.4x. The mean EV/CY 2026E revenue multiple was 5.5x and the median EV/CY 2026E revenue multiple was 4.2x.

●	EV/CY 2026E gross profit multiples: The Selected Publicly Traded Companies had EV/CY 2026E gross profit multiples ranging from a low of 3.9x to a high of 26.4x. The mean EV/CY 2026E gross profit multiple was 15.9x and the median EV/CY 2026E gross profit multiple was 17.4x.

Northland then applied the low to high CY 2026E revenue and CY 2026E gross profit multiples described above derived from the Selected Publicly Traded Companies to the corresponding data of CFO Silvia. This analysis indicated approximate aggregate implied enterprise value reference ranges for CFO Silvia of approximately $29 million to $153 million and $51 million to $340 million based on CY 2026E revenue and CY 2026E gross profit, respectively.

Analysis of Selected Precedent Transactions

As part of its financial analyses, Northland reviewed and compared certain publicly available financial data, ratios and multiples for certain transactions that closed between January 1, 2023, and the date of the opinion, involving companies within the technology industry that Northland determined, based on its professional judgment, to be similar to CFO Silvia in one or more respects, including (but not limited to) the nature of the business, size, diversification, geographic locations, growth rates, and financial performance, for purposes of this analysis, including the following nine transactions (collectively, the “Selected Precedent Transactions”):

●	Meta Platforms, Inc. announced acquisition of Butterfly Effect Pte. Ltd.

●	BigBear.ai Holdings, Inc. acquisition of Ask Sage, Inc.

●	ServiceNow, Inc. acquisition of Moveworks, Inc.

●	NICE Ltd. acquisition of Cognigy GmbH

●	BlackRock, Inc. acquisition of Preqin Holding Limited

●	Blackstone LP, Vista Equity Partners, Abu Dhabi Investment Authority acquisition of Smartsheet Inc.

●	Bain Capital, BlackRock, Fidelity, Franklin Templeton, Reverence Capital Partners, State Street acquisition of Envestnet, Inc.

●	SAP SE acquisition of WalkMe Ltd.

●	Cisco Systems, Inc. acquisition of Splunk Inc.

Financial data for the Selected Precedent Transactions was based on public filings and other publicly available information. Northland reviewed data, including implied market capitalization, implied EV, EV/ next 12 months (“NTM”) revenue.

The multiples for the above-mentioned financial metric for each of the Selected Precedent Transactions was calculated using the most recent publicly available information and information available via S&P Capital IQ, Pitchbook, Bloomberg, Dealogic, and the Selected Precedent Transactions company websites. Financial data for CFO Silvia used to compare to the Selected Precedent Transactions was based on estimates provided by ProCap management, CFO Silvia and their advisors.

The following summarizes the results of these analyses with respect to the financial results and metrics of the Selected Precedent Transactions:

●	EV/NTM revenue multiples: The Selected Precedent Transactions had EV/NTM revenue multiples ranging from a low of 3.1x to a high of 28.5x. The mean EV/NTM revenue multiple was 11.0x and the median EV/NTM revenue multiple was 10.0x.

Northland then applied the low to high NTM revenue multiples described above derived from the Selected Precedent Transactions to the corresponding data of CFO Silvia. This analysis indicated approximate aggregate implied enterprise value reference ranges for CFO Silvia of approximately $41 million to $381 million, respectively.

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Analysis of Selected Precedent Capital Raises

As part of its financial analyses, Northland reviewed and compared certain publicly available financial data, ratios and multiples for certain capital raises within the technology industry that Northland determined, based on its professional judgment, to be similar to CFO Silvia in one or more respects, including (but not limited to) the nature of the business, size, diversification, geographic locations, growth rates, and financial performance, for purposes of this analysis, including the following seven capital raises (collectively, the “Selected Precedent Capital Raises”):

●	DataRails Ltd.’s Series C capital raise

●	Parloa GmbH’s Series D capital raise

●	Harvey AI Corporation’s Series F capital raise

●	AppZen, Inc.’s Series D capital raise

●	Ramp Business Corporation’s Series E-2 capital raise

●	Kintsugi AI, Inc.’s Series A capital raise

●	Copilot Money, Inc.’s Series A capital raise

Financial data for the Selected Precedent Capital Raises were based on public filings and other publicly available information. Northland reviewed data, including implied market capitalization, implied EV, EV/ NTM revenue.

The multiples for the above-mentioned financial metric for each of the Selected Precedent Capital Raises was calculated using the most recent publicly available information and information available via S&P Capital IQ and Pitchbook. Financial data for CFO Silvia used to compare to the Selected Precedent Capital Raises was based on estimates provided by ProCap management, CFO Silvia and their advisors.

The following summarizes the results of these analyses with respect to the financial results and metrics of the Selected Precedent Capital Raises:

●	EV/NTM revenue multiples: The Selected Precedent Capital Raises had EV/NTM revenue multiples ranging from a low of 5.3x to a high of 60.0x. The mean EV/NTM revenue multiple was 24.0x and the median EV/NTM revenue multiple was 15.0x.

Northland then applied the low to high NTM revenue multiples described above derived from the Selected Precedent Capital Raises to the corresponding data of CFO Silvia. This analysis indicated approximate aggregate implied enterprise value reference ranges for CFO Silvia of approximately $71 million to $802 million, respectively.

Miscellaneous

The preparation of a fairness opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a fairness opinion is not readily susceptible to summary description. In arriving at its opinion, Northland did not draw, in isolation, conclusions from or with regard to any factor or analysis that it considered. Rather, Northland made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all the analyses.

ProCap agreed to pay Northland a cash fee of $300,000, of which $50,000 was due upon delivery of the fairness opinion and $250,000 is due upon closing of the Merger. In addition, ProCap has agreed to reimburse certain of Northland’s expenses related to its engagement and to indemnify Northland against certain liabilities that may arise from services provided in connection with rendering its opinion.

Northland, as a customary part of its investment banking business, is continually engaged in performing financial analyses regarding businesses and their securities in connection with acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and other transactions for estate, corporate and other purposes.

Stockholders are urged to review the section entitled “Risk Factors — Risks Related to CFO Silvia” in this proxy statement for a description of the risks relating to CFO Silvia’s business. Stockholders should also read the section entitled “Cautionary Note Regarding Forward-looking Statements” in this proxy statement for additional information regarding the risks inherent in forward-looking information.

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INTERESTS OF THE PROCAP DIRECTORS, EXECUTIVE OFFICERS AND AFFILIATE STOCKHOLDERS IN THE MERGER

In considering the recommendation of the ProCap Board with respect to the approval of the Merger Agreement, the Merger and the issuance of shares of ProCap Common Stock as contemplated by the Merger Agreement, and the other matters to be acted upon by the ProCap stockholders at the ProCap Annual Meeting, the ProCap stockholders should be aware that certain current members of the ProCap Board and current executive officers of ProCap, and current holders shares of ProCap have interests in the Merger that may be different from, or in addition to, the interests of the ProCap stockholders.

The ProCap Board was aware of these potential conflicts of interest and considered them, among other matters, in reaching their respective decisions to approve the Merger Agreement and the Merger, and to recommend, as applicable, that ProCap’s stockholders approve the proposals to be presented to ProCap’s stockholders for consideration at the ProCap Annual Meeting as contemplated by this proxy statement.

Ownership Interests

As of February 27, 2026, ProCap’s Chief Executive Officer and Chairman is the Chief Executive Officer of Inflection Points, a 51% majority owner of CFO Silvia. Assuming vesting of the full earn-out pursuant to the Merger Agreement, ProCap’s Chief Executive Officer, Anthony Pompliano, will have beneficial interest of up to 19.1% shares of Common Stock of ProCap after the consummation of the Merger and Inflection Points will have beneficial interest of up to 18.8% shares of Common Stock of ProCap after the consummation of the Merger. Certain members of the Company’s management and Board may have interests in the Merger that are different from, or in addition to, those of the Company’s stockholders generally. These interests may create actual or potential conflicts of interest and could influence the perspectives and recommendations of individuals involved in evaluating, negotiating, or approving the Merger.

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MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

This summary is based upon current provisions of the Code, existing U.S. Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the Internal Revenue Service (“IRS”), all in effect as of the date hereof and all of which are subject to differing interpretations or change. Any such change or differing interpretation, which may be retroactive, could alter the tax consequences to CFO Silvia stockholders as described in this summary.

This discussion applies only to CFO Silvia stockholders who hold their CFO Silvia capital stock as a “capital asset” within the meaning of Section 1221 of the Code, and does not address all U.S. federal income tax consequences relevant to a CFO Silvia stockholder. In addition, it does not address consequences relevant to CFO Silvia stockholders that are subject to particular U.S. or non-U.S. tax rules, including, without limitation to CFO Silvia stockholders that are:

●	brokers, dealers or traders in securities; banks; insurance companies; other financial institutions; mutual funds;

●	estate investment trusts; regulated investment companies; tax-exempt organizations or governmental organizations;

●	pass-through entities for U.S. federal income tax purposes such as partnerships, S corporations, disregarded entities for federal income tax purposes and limited liability companies (and investors therein);

●	persons who are not U.S. Holders (as defined below);

●	subject to the alternative minimum tax provisions of the Code;

●	persons who hold their shares as part of a hedge, wash sale, synthetic security, conversion transaction, or other integrated transaction;

●	persons that have a functional currency other than the U.S. dollar;

●	persons who hold shares of CFO Silvia capital stock that may constitute “qualified small business stock” under Section 1202 of the Code or as “Section 1244 stock” for purposes of Section 1244 of the Code;

●	persons who elect to apply the provisions of Section 1400Z-2 to any gains realized in the Merger;

●	persons who acquired their shares of CFO Silvia capital stock in a transaction subject to the gain rollover provisions of Section 1045 of the Code;

●	persons subject to special tax accounting rules as a result of any item of gross income with respect to CFO Silvia capital stock being taken into account in an “applicable financial statement” (as defined in the Code);

●	persons deemed to sell CFO Silvia capital stock under the constructive sale provisions of the Code;

●	persons who acquired their shares of CFO Silvia capital stock pursuant to the exercise of options or otherwise as compensation or through a tax-qualified retirement plan or through the exercise of a warrant or conversion rights under convertible instruments; and

●	certain expatriates or former citizens or long-term residents of the United States.

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CFO Silvia stockholders subject to particular U.S. or non-U.S. tax rules that are described in this paragraph are urged to consult their own tax advisors regarding the consequences to them of the Merger.

If an entity that is treated as a partnership for U.S. federal income tax purposes holds CFO Silvia capital stock, the U.S. federal income tax treatment of a partner in the partnership will depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partnership or a partner of a partnership holding CFO Silvia capital stock or any other person not addressed by this discussion, you should consult your tax advisors regarding the tax consequences of the Merger.

In addition, the following discussion does not address: (a) the tax consequences of transactions effectuated before, after or at the same time as the Merger, whether or not they are in connection with the Merger, including, without limitation, transactions in which shares of CFO Silvia capital stock are acquired or disposed of other than in exchange for shares of ProCap Common Stock in the Merger; (b) the tax consequences to CFO Silvia stockholders who receive ProCap Common Stock as compensation; (c) the tax consequences of the ownership of shares of ProCap Common Stock following the Merger; (d) any U.S. federal non-income tax consequences of the Merger, including estate, gift or other tax consequences; (e) any state, local or non-U.S. tax consequences of the Merger; or (f) the Medicare contribution tax on net investment income.

We have not sought, and do not intend to seek, any rulings from the IRS as to any U.S. federal income tax considerations described herein. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

Definition of “U.S. Holder”

For purposes of this discussion, a “U.S. Holder” is a beneficial owner of CFO Silvia capital stock or SAFE that is, for U.S. federal income tax purposes:

●	an individual who is a citizen or resident of the United States;

●	a corporation or any other entity taxable as a corporation created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

●	a trust if either (i) a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more United States persons (within the meaning of Section 7701(a)(30) of the Code) are authorized or have the authority to control all substantial decisions of such trust, or (ii) the trust has a valid election in effect under applicable treasury regulations to be treated as a United States person for U.S. federal income tax purposes; or

●	an estate, the income of which is subject to U.S. federal income tax regardless of its source.

Treatment of U.S. Holders in the Merger

The Merger Agreement provides that ProCap and CFO Silvia intend to take the position that the Merger qualifies as a reorganization under Section 368(a) of the Code. If the Merger qualifies as a reorganization under Section 368(a) of the Code, CFO Silvia stockholders and holders of SAFEs will not recognize gain or loss upon the exchange of their CFO Silvia capital stock or SAFEs for ProCap Common Stock. CFO Silvia stockholders and holders of SAFEs will obtain a basis in the ProCap Common Stock they receive in the Merger equal to their basis in the CFO Silvia capital stock or SAFEs exchanged therefor. The holding period of the shares of ProCap Common Stock received by CFO Silvia stockholders and holders of SAFEs in the Merger will include the holding period of the shares of CFO Silvia capital stock or SAFEs surrendered in exchange therefor. Notwithstanding the foregoing, a portion of the ProCap Common Stock received by CFO Silvia stockholders and holders of SAFEs as Earnout Shares will be treated as imputed interest income pursuant to the Code and U.S. Treasury Regulations promulgated thereunder.

If the Merger does not qualify as a reorganization within the meaning of Section 368(a) of the Code, then each U.S. Holder will be treated as exchanging its CFO Silvia capital or SAFE for ProCap Common Stock in a taxable transaction. U.S. Holders of CFO Silvia capital stock or SAFEs generally will recognize capital gain or loss in such exchange equal to the difference between (i) the sum of the fair market value of the ProCap Common Stock received in the Merger and (ii) their tax basis in the CFO Silvia capital stock of SAFE surrendered in the Merger. The aggregate tax basis of a U.S. Holder in the ProCap Common Stock received in the Merger will equal its fair market value at the Effective Time, and the holding period of ProCap Common Stock received in the Merger will begin on the day after the Effective Time of the Merger.

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For purposes of the above discussion of the bases and holding periods for shares of CFO Silvia capital stock acquired by CFO Silvia stockholders at different times for different prices, such CFO Silvia stockholders must calculate their gains and losses and holding periods separately for each identifiable block of such CFO Silvia capital stock exchanged in the Merger.

Information Reporting and Backup Withholding

Each U.S. Holder who receives shares of ProCap Common Stock in the Merger is required to retain permanent records pertaining to the Merger and make such records available to any authorized IRS officers and employees. Such records should specifically include information regarding the amount, basis, and fair market value of all transferred property, and relevant facts regarding any liabilities assumed or extinguished as part of such reorganization. CFO Silvia stockholders and holders of SAFEs are urged to consult their own tax advisors regarding their reporting requirements in connection with the Merger.

Payments made in exchange for shares of our common stock pursuant to the Merger may be subject, under certain circumstances, to information reporting and backup withholding (currently at a rate of 24%). To avoid backup withholding, a U.S. Holder that does not otherwise establish an exemption from backup withholding should complete and return an IRS Form W-9, certifying under penalties of perjury that such U.S. Holder is a “United States person” (within the meaning of the Code), that the taxpayer identification number provided is correct, and that such U.S. Holder is not subject to backup withholding.

Backup withholding is not an additional tax. Amounts withheld under the backup withholding rules may be refunded or credited against a holder’s U.S. federal income tax liability, provided that the required information is timely furnished to the IRS.

Nasdaq Stock Market Listing

ProCap Common Stock currently is listed on The Nasdaq Global Market under the symbol “BRR.” ProCap has agreed to use commercially reasonable efforts (i) to maintain its existing listing on Nasdaq until the effective time and obtain approval of the listing of the combined company on Nasdaq, (ii) to the extent required by the rules and regulations of Nasdaq, to prepare and submit to Nasdaq a notification form for the listing of the shares of ProCap Common Stock to be issued in connection with the Merger, and to cause such shares to be approved for listing (subject to official notice of issuance), and (iii) to the extent required by Nasdaq Marketplace Rule 5110, to file an initial Nasdaq Listing Application for the ProCap Common Stock on Nasdaq and to cause such listing application to be conditionally approved prior to the Effective Time.

In addition, under the Merger Agreement, each of CFO Silvia’s and ProCap’s obligation to complete the Merger is subject to the satisfaction or waiver by each of the parties, at or prior to the Closing, of various conditions, including that the shares of ProCap Common Stock to be issued in the Merger have been approved for listing (subject to official notice of issuance) on Nasdaq as of the Closing.

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THE MERGER AGREEMENT

The following is a summary of the material terms of the Merger Agreement. A copy of the Merger Agreement is attached as Annex A to this proxy statement and is incorporated by reference. The Merger Agreement has been attached to this proxy statement to provide you with information regarding its terms. It is not intended to provide any other factual information about ProCap, CFO Silvia or Merger Sub. The following description does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement. You should refer to the full text of the Merger Agreement for details of the Merger and the terms and conditions of the Merger Agreement.

Parties to the Merger

The Merger Agreement, dated February 9, 2026, is entered into by and among ProCap, Merger Sub, CFO Silvia, Inflection Points, and Shain Noor, in his individual capacity and as a representative of the stockholders of CFO Silvia under the Agreement.

Form of the Merger

Pursuant to the Merger Agreement, subject to the terms and conditions set forth therein upon the consummation of the transactions contemplated by the Merger Agreement, Merger Sub with and into CFO Silvia, pursuant to which CFO Silvia would become a wholly-owned subsidiary of ProCap. In the Merger, all of the issued and outstanding shares of common stock of CFO Silvia immediately prior to the Effective Time (except for any shares of common stock (i) held by those stockholders of CFO Silvia who exercise their appraisal rights under the DGCL or (ii) that are owned by CFO Silvia as treasury stock) shall no longer be outstanding and shall be automatically converted into the right to receive, subject to and in accordance with the terms of the Merger Agreement, that certain number of fully paid and nonassessable ProCap Common Stock as calculated in accordance with the terms of the Merger Agreement. Additionally, those certain holders of SAFEs will be entitled to receive a number of shares of ProCap Common Stock as determined in accordance with the terms of the Merger Agreement. It is anticipated that, pursuant to the terms of the Merger Agreement, CFO Silvia holders will hold approximately 15% of the issued and outstanding shares of ProCap Common Stock.

Merger Consideration

At the Effective Time, (i) each outstanding share of common stock of CFO Silvia will be converted into the right to receive such number of shares of ProCap Common Stock as calculated pursuant to the terms of the Merger Agreement and (ii) those certain holders of SAFEs will be entitled to receive a number of shares of ProCap Common Stock as determined in accordance with the terms of the Merger Agreement. The number of shares to be issued to the holders of common stock and SAFEs of CFO Silvia is calculated on a fully diluted basis of all outstanding equity of CFO Silvia prior to the Effective Time. Pursuant to the Lock-Up Agreement, 50% of the equity consideration to be received by the CFO Silvia holders will be subject to a lock up. In accordance with the terms of the Lock-Up Agreement, the CFO Silvia holders will not be able to freely trade such shares of ProCap Common Stock until the share price of ProCap Common Stock reaches $9.00.

After giving effect to the Closing, the CFO Silvia holders will hold not more than 50% of the issued and outstanding shares of ProCap Common Stock. The aggregate consideration payable by the Company to the former stockholders of CFO Silvia in the Merger will be up to 18,000,000 shares of Common Stock.

Contingent Consideration

Pursuant to the terms of the Merger Agreement, 50% of the equity consideration to be received by the CFO Silvia holders is subject to an earn out. In accordance with the terms of the earn out, such 50% of the shares of ProCap Common Stock will not be issued to the holders until the share price of ProCap Common Stock reaches $9.00 within five years of the Closing (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the ProCap Common Stock).

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Exchange Procedures

At the Effective Time, the stock transfer books of CFO Silvia shall be closed and there shall be no further registration of transfers on the records of CFO Silvia of shares of common stock of CFO Silvia which were issued and outstanding immediately prior to the Effective Time.

Completion and Effectiveness of the Merger

The Merger will be completed as promptly as practicable after all of the conditions to Closing are satisfied or waived, including the approval of the stockholders of ProCap, unless earlier terminated in accordance with the terms of the Merger Agreement. For more information on termination rights, see the section titled “The Merger Agreement-Termination.” ProCap and CFO Silvia cannot predict the exact timing of the Closing because it is subject to various conditions.

Conditions to the Merger

The completion of the Merger is subject to customary closing conditions, including but not limited to:

●	Approval of the Merger by each of the stockholders of ProCap and the stockholders of CFO Silvia;

●	Receipt of all necessary regulatory approvals;

●	No requirement under applicable law (whether temporary, preliminary or permanent) that has the effect of making the Merger or any of the other Contemplated Transactions illegal or otherwise prohibiting or preventing consummation of the Merger;

●	No material adverse changes occurring to the business or financial condition of CFO Silvia;

●	Repayment of all relevant indebtedness by CFO Silvia;

●	Receipt of a fairness opinion by ProCap; and

●	Execution and delivery of all applicable ancillary agreements contemplated by the Merger Agreement.

Approvals

The board of directors of CFO Silvia has unanimously approved the Merger Agreement. Similarly, the Board of ProCap, upon recommendation of the Special Committee has approved the Merger and recommends that its stockholders vote “FOR” the issuance of shares in connection with the Merger.

Termination

The Merger Agreement provides for termination under certain circumstances, including:

●	Mutual written consent of ProCap and CFO Silvia;

●	If the Closing has not occurred by June 30, 2026;

●	If a governmental entity has issued a final ruling prohibiting the Closing; and

●	By one party upon an uncured breach of the Merger Agreement by the other party, subject to certain exceptions.

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Treatment of ProCap Options, Restricted Stock Units (“RSUs”) and Warrants

ProCap’s outstanding options, RSUs and warrants will not be affected by the Merger

Representations and Warranties

The Merger Agreement contains representations and warranties that ProCap and Merger Sub, on the one hand, and CFO Silvia, on the other hand, have made to one another as of specific dates. These representations and warranties have been made for the benefit of the other parties to the Merger Agreement and may be intended not as statements of fact but rather as a way of allocating the risk to one of the parties if such statements made in the representations and warranties prove to be incorrect. In addition, the assertions made in the representations and warranties are qualified by the information in confidential disclosure schedules exchanged by the parties in connection with the signing of the Merger Agreement. While ProCap and CFO Silvia do not believe that these disclosure schedules contain information required to be publicly disclosed under the applicable securities laws, other than information that has already been so disclosed, the disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Accordingly, you should not rely on the representations and warranties as current characterizations of factual information about ProCap, CFO Silvia or Merger Sub, because they were made as of specific dates, may be intended merely as a risk allocation mechanism between ProCap and Merger Sub on the one hand, and CFO Silvia on the other hand, and are modified by the disclosure schedules.

Directors Following the Merger

At the Effective Time, the post-Merger company is expected to initially consist of all four (4) of the current members of ProCap’s board of directors, comprised of Anthony Pompliano, Gary Quin, Bill Koutsouras and Eric Jackson, each until their respective successors are duly elected or appointed and qualified or their earlier death, resignation or removal.

The aforementioned Board will have an audit committee, a compensation committee, treasury committee and a nominating and corporate governance committee, in accordance with the rules of the Nasdaq.

Management Following the Merger

Immediately following the Merger, the executive management team of the post-Merger company is expected to remain the same as ProCap pre-Merger, with the addition of a Chief Technology Officer, Shain Noor, whose appointment is subject to the approval of the Merger Proposal by our stockholders and the satisfaction of other closing conditions:

Name	Position with ProCap
Anthony Pompliano	Chief Executive Officer
Renae Cormier	Chief Financial Officer
Jeffrey Park	Chief Investment Officer
Megan Pacchia	Chief Operating Officer
Kyle Wood	Chief Legal Officer and Secretary
Shain Noor	Chief Technology Officer

Regulatory Approvals

We are not aware of any federal, state, local or foreign regulatory requirements that must be complied with or approvals that must be obtained prior to completion of the Merger pursuant to the Merger Agreement, other than compliance with applicable federal and state securities laws, the filing of articles of merger as required under the DGCL and various state governmental authorizations.

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Additional Information

For a detailed description of the Merger Agreement, including representations, warranties, covenants, and other terms, please refer to the full text of the Merger Agreement filed as Annex A to this Proxy Statement.

Registration Rights Agreement

In connection with the Merger, the Company and certain Holders will enter into the Registration Rights Agreement. Pursuant to the Registration Rights Agreement, a majority-in-interest of the then outstanding Registrable Securities (as defined in the Registration Rights Agreement) may make a written demand for registration of all or part of their Registrable Securities as soon as practicable, but not more than 45 days after the Company’s receipt of the demand for registration. The Company will not be obligated to effect more than three registrations pursuant to a demand registration. The Holders of Registrable Securities may at any time, request in writing that the Company register the resale of any or all of the Registrable Securities on Form S-3 or any similar short-form registration statement; within 30 days provided, however, that the Company will not be obligated to effect such request through an underwritten offering or if Form S-3 is not available. The Registration Rights Agreement also provides customary piggyback registration rights (subject to underwriter cutbacks) and allows the Company to postpone or withdraw the filing or effectiveness of a piggyback registration at any time in its sole discretion. Furthermore, the Registration Rights Agreement includes certain restrictions on registration rights if in the Company’s good faith the registration would be seriously detrimental to the Company. In such case, the Company will have the right to defer such filing for a period of not more than 30 days; provided, however, that the Company will not defer its obligation in this manner more than once in any 12-month period. The Registration Rights Agreement includes customary indemnification and contribution provisions and provides that the Company will bear registration expenses (excluding underwriting discounts and commissions and fees of selling holders’ counsel above an agreed cap). Registration rights will terminate with respect to a holder when such holder’s shares may be sold without restriction under Rule 144, subject to customary conditions.

Lock-Up Agreements

At or prior to the closing, each of the Sellers and certain other investors receiving shares of Company Common Stock in the Merger will enter into the Lock-Up Agreement. Under the Lock-Up Agreements, such holders will agree that, (i) with respect to the shares of Company Common Stock issued at the closing, until the longer of (x) the six month period following the closing and (y) the date on which the volume-weighted trading price of the Company Common Stock equals or exceeds $9.00 and (ii) with respect to the Earnout Shares, the six month period following issuance of such Earnout Shares (the “Lock-Up Period”), they will not, directly or indirectly, offer, sell, contract to sell, pledge, grant any option to purchase or otherwise dispose of, or engage in any hedging or derivative transactions with respect to, any shares of Company Common Stock received in the Merger (including any escrow releases and earnout shares when issued), subject to customary permitted transfers (including transfers to affiliates, family members and trusts for estate planning purposes, to charitable organizations, and pursuant to will or intestacy), provided that the transferee agrees in writing to be bound by the Lock-Up Agreement for the remainder of the Lock-Up Period.

SAFE Termination Agreements

At or prior to the Effective Time, each outstanding SAFE of CFO Silvia will be terminated pursuant to a SAFE termination agreement among the Company, CFO Silvia and the applicable SAFE holder (each, a “SAFE Termination Agreement”). Under the SAFE Termination Agreements, each SAFE will be canceled and of no further force or effect in exchange for the right to receive the portion of the merger consideration allocable to such SAFE in accordance with the Merger Agreement and the final allocation schedule (including any earnout and escrow shares when and if issued), and each SAFE holder will release claims arising under the applicable SAFE, subject to customary exceptions (including fraud and willful misconduct). The SAFE Termination Agreements are expected to include customary representations and acknowledgments of the SAFE holders (including ownership and authority), tax forms, and covenants to deliver any additional instruments reasonably requested to evidence the termination, and will provide that no additional consideration is payable and that any most-favored-nations, anti-dilution or valuation cap provisions under the SAFEs are waived to the extent inconsistent with the Merger Agreement.

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DESCRIPTION OF CFO SILVIA’S BUSINESS

Overview

CFO Silvia has developed a consumer-facing AI platform that aggregates and organizes financial data to provide users with automated financial education, tracking and analytical tools. The CFO Silvia platform connects to more than 10,000 financial account integrations, including brokerage accounts, retirement accounts, crypto currency wallets, real estate valuation services, and alternative investment platforms, to deliver users a consolidated, real-time view of their net worth, holdings and liabilities. As of February 2026, the platform had approximately 12,000 users with approximately $30 billion in aggregate tracked assets.

The platform utilizes AI-driven analytical tools to perform portfolio tracking, concentration analysis, fee analysis, scenario modeling, and informational financial summaries through a conversational interface accessible via chat, email, and voice. The platform is designed to surface potential portfolio risks, including sector or asset class overconcentration, elevated fee structures, and inefficient cash allocation. The platform does not provide personalized investment advice within the meaning of the Investment Advisers Act of 1940 and is not intended to serve as a registered investment adviser or replace the judgment of a qualified financial professional.

Our Market Opportunity and Market Advantage

Market Opportunity

CFO Silvia operates at the intersection of personal finance, wealth management, and AI. The addressable market includes retail investors and digitally engaged consumers who manage assets across multiple financial institutions, including brokerage accounts, retirement accounts, private investments, and digital assets. This population continues to grow as access to trading platforms, alternative investments, and cryptocurrency expands and as individuals assume greater responsibility for retirement planning and wealth management.

Traditional financial advisory services remain costly, capacity constrained, and generally oriented toward higher net worth households. At the same time, personal finance applications typically focus on budgeting and expense tracking rather than portfolio level analysis, risk management, or forward-looking financial strategy. CFO Silvia targets this structural gap by delivering institutional grade financial visibility and analysis through an automated, scalable software platform.

The increasing fragmentation of individual financial lives across banks, brokers, digital asset platforms, and private markets creates demand for unified aggregation and intelligent interpretation. Advances in AI, particularly large language models and agent based systems, enable real time contextual analysis at scale. CFO Silvia is positioned to capitalize on these trends by offering continuous, data driven financial oversight without the economic friction of traditional advisory models.

Market Advantage

CFO Silvia’s primary market advantages include:

1.	AI First Architecture. The platform is designed around proprietary AI agents that interpret and analyze aggregated financial data, rather than relying solely on static dashboards or rule-based alerts. This enables dynamic insights, contextual explanations, and conversational financial analysis.

2.	Unified Financial Aggregation. The platform integrates multiple asset classes and account types into a single interface, providing a comprehensive view of net worth, exposure, and performance across traditional and digital assets.

3.	Scalable Personalization. Unlike traditional advisory models that rely on human capacity, CFO Silvia’s software driven approach allows personalized financial analysis to scale across a broad user base without proportional increases in operating costs.

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4.	Asset Light Model. The company does not take custody of assets or act as a regulated financial intermediary, which reduces balance sheet risk and regulatory capital requirements relative to traditional financial institutions.

5.	Data Network Effects. As the user base grows and more financial data is aggregated, the company has the opportunity to refine its analytical models, enhance predictive capabilities, and improve product performance.

Collectively, these factors position CFO Silvia to compete as a technology platform rather than a traditional financial services firm, targeting a large and expanding market of individuals seeking sophisticated financial oversight delivered through a digital interface.

Regulation

CFO Silvia is subject to a wide range of laws, regulations, and legal requirements in the U.S. and globally, including those that may apply to its products and online services offerings, and those that impose requirements related to user privacy, telecommunications, data storage and protection, advertising, and online content. These requirements are continually evolving, and they can be unclear and vary significantly across jurisdictions. CFO Silvia has implemented compliance programs across its operations to adapt to these changes and to maintain customer and regulator confidence. CFO Silvia monitors regulatory developments around the world and implements policies, controls, and technical safeguards so that its operations, products, and services meet applicable legal standards. CFO Silvia’s business teams, with legal support, manage the compliance programs and its internal team conducts reviews of the programs and processes.

Intellectual Property

CFO Silvia has the following intellectual property: (i) zero granted patents or patent applications, (ii) one U.S. trademark application, “CFO Silvia” (Ser. No. 99460785), and (iii) zero copyright registrations or applications. CFO Silvia relies on trade secret protection for its proprietary source code base and open source and third-party licenses for other code used by the company.

Properties

CFO Silvia’s current business address is 535 Mission Street, Office 1644, San Francisco, CA 94105.

Employees

As of February 27, 2026, CFO Silvia had four full-time employees and various consultants providing support. None of CFO Silvia’s employees are represented by a labor union or are covered by a collective bargaining agreement. CFO Silvia considers its relationship with its employees to be satisfactory.

Legal Proceedings

From time to time, CFO Silvia may be named in claims arising in the ordinary course of business. Currently, no legal proceedings, government actions, administrative actions, investigations, or claims are pending against CFO Silvia or involves CFO Silvia that, in the opinion of its management, could reasonably be expected to have a material adverse effect on its business and financial condition.

CFO Silvia anticipates that it will expend significant financial and managerial resources in the defense of its intellectual property rights in the future if it believes that its rights have been violated. CFO Silvia also anticipates that it will expend significant financial and managerial resources to defend against claims that its products and services infringe upon the intellectual property rights of third parties.

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MATTERS BEING SUBMITTED TO A VOTE OF PROCAP’S STOCKHOLDERS

PROPOSAL NO. 1:

APPROVAL, FOR PURPOSES OF NASDAQ LISTING RULE 5635, OF THE ISSUANCE OF SHARES OF PROCAP’S COMMON STOCK PURSUANT TO THE TERMS OF THE MERGER AGREEMENT

General

At the Annual Meeting, our stockholders will be asked to approve, in accordance with applicable rules of the Nasdaq Stock Market, the issuance of shares of our Common Stock pursuant to the terms of the Merger Agreement.

The aggregate consideration payable by us to the former stockholders of CFO Silvia in the Merger will be up to 18,000,000 shares of Common Stock.

The terms of, reasons for and other aspects of the Merger and the Merger Agreement are described in detail in the other sections in this proxy statement. A copy of the Merger Agreement is attached as Annex A to this proxy statement.

Nasdaq Listing Rule 5635(a)(2)

Pursuant to Nasdaq Listing Rule 5635(a)(2), a company listed on Nasdaq is required to obtain stockholder approval prior to the issuance of common stock or other securities into or exercisable for common stock, in connection with the acquisition of the stock or assets of another company, if any director, officer or substantial stockholder of the listed company has a 5% or greater interest (or such persons collectively have a 10% or greater interest), directly or indirectly, in the listed company or assets to be acquired or in the consideration to be paid in the transaction or series of related transactions and the present or potential issuance of common stock, or securities convertible into or exercisable for common stock, could result in an increase in outstanding shares of common stock or voting power of 5% or more. Nasdaq Listing Rule 5635(e)(3) defines a substantial stockholder as the holder of an interest of 5% or more of either the number of shares of common stock or the voting power outstanding of a Nasdaq-listed company.

Our stockholder, Inflection Points, is a greater than 5% stockholder of us before the closing of the Merger. Inflection Points is considered a substantial stockholder CFO Silvia pursuant to Nasdaq Listing Rule 5635(a)(2). For more information about Inflection Point’s beneficial ownership in our Company, please see the section titled “Principal Stockholders of ProCap Financial, Inc.” of this proxy statement.

Inflection Points is also a greater than 5% stockholder of CFO Silvia before the closing of the Merger, and as a result, upon the Effective Time of the Merger and pursuant to the Merger Agreement, Inflection Points is expected to receive shares of our Common Stock in exchange for the shares then-held in CFO Silvia.

Because Inflection Points has a 5% or greater interest in the shares of our Common Stock to be issued in the Merger and the Merger will result in an increase in our outstanding shares of Common Stock of by 5% or more, we are seeking the approval of our stockholders for the issuance of shares of our Common Stock pursuant to the Merger Agreement pursuant to Nasdaq Listing Rule 5635(a)(2).

Reasons for the Transaction

After consideration and consultation with our senior management and our financial and legal advisors, the Board determined that the Merger Agreement and the Merger are advisable and in the best interests of our Company and its stockholders. The Board considered various reasons to reach its determination, as discussed elsewhere in this proxy statement, including, but not limited to, “The Merger” beginning on page 40 of this proxy statement.

The closing of the Merger is subject to the satisfaction or waiver of customary conditions to closing, including receipt of approval of this Proposal No. 1 by our stockholders at the Annual Meeting.

In the event that this Proposal No. 1 is not approved by our stockholders, the Merger cannot be consummated.

Financial Statements

Our consolidated financial statements and other information required by Item 13(a) of Schedule 14A under the Exchange Act are incorporated by reference from our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on February 18, 2026.

Required Vote

For purposes of Nasdaq Listing Rule 5635, the approval of issuance of shares of our Common Stock pursuant to the terms of the Merger Agreement requires the votes cast in favor of the proposal to exceed the number of votes cast against the proposal at the Annual Meeting.

OUR BOARD RECOMMENDS A VOTE “FOR” THIS PROPOSAL NO. 1 TO APPROVE, FOR PURPOSES OF NASDAQ LISTING RULE 5635, THE ISSUANCE OF SHARES OF OUR COMMON STOCK PURSUANT TO THE TERMS OF THE MERGER AGREEMENT.

Unless otherwise instructed, it is the intention of the persons named in the accompanying proxy card to vote shares represented by properly executed proxy cards “FOR” the approval, for purposes of Nasdaq Listing Rule 5635, of the issuance of shares of our Common Stock pursuant to the terms of the Merger Agreement.

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PROPOSAL 2. ELECTION OF DIRECTOR

Our Board is currently composed of two (2) Class I members. Class I directors’ initial terms expire at the first annual meeting of the stockholders of the Company following the business combination or until their earlier death, resignation, or removal, or until their successors are elected and qualified. William H. Miller IV resigned on January 20, 2026, he was a Class I director. There will be a vacancy in the Class I members until the Board determines to fill the position.

Information Regarding our Directors

Our Nominating and Corporate Governance Committee (the “Nominating Committee”) recommended, and our Board approved Eric Jackson as the nominee for election as directors at the 2026 Annual Meeting to hold office for a staggered three-year term until our annual meeting of stockholders to be held in 2029.

The director nominee has consented to be named as nominee in this proxy statement and has agreed to serve as director if elected. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominee named below. If the director nominee of the Company is unable or declines to serve as a director at the Annual Meeting, the proxies will be voted for any nominee designated by the present Board to fill the vacancy. The Board has no reason to believe that the nominee will be unavailable for election. The elected director will hold office until the 2029 annual meeting of stockholders or until his earlier death, resignation, or removal, or until his successors are elected and qualified. There are no arrangements or understandings between any of our directors and any other person under which any director was selected to serve as a director of our Company. There are no family relationships among our directors or officers.

The following sets forth the person nominated by the Board for election and certain information concerning this individual:

Name	Age	Position
Eric Jackson	54	Director

The following is a brief biography of the current director nominee:

Eric M. Jackson, 53, Mr. Jackson long advocated for shareholder value at Yahoo! from 2006 to 2016 and has led the Rising Dynasty and OPEN Army, the retail shareholder movement, since July 2025. He is the founder and president of EMJ Capital Ltd, a position he has held since October 2016, where he serves as portfolio manager of a technology-focused hedge fund. He served as a managing director and portfolio manager at SpringOwl Event Driven Partners from September 2015 to October 2016, where he led shareholder activist campaigns. Mr. Jackson was also the founder and Managing Member of Ironfire Capital LLC, from February 2008 to August 2015. Before that, he served as president of Jackson Leadership Systems Inc. from February 2004 to June 2010, and as Vice President of Business Development & Strategy at VoiceGenie Technologies Inc. from March 2000 to February 2004. Mr. Jackson received a Ph.D. and master’s degree in Strategy from Columbia Business School and a B.A. in English from McGill University. Mr. Jackson is well-qualified to serve as director due to his extensive experience as hedge fund portfolio manager and as an activist investor.

Vote Required

If a quorum is present, the Company nominees will be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors at the Annual Meeting. Abstentions and broker non-votes have no effect on the vote. The two Company nominees receiving the highest number of affirmative votes will be elected directors of the Company.

THE BOARD RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES FOR ELECTION AS DIRECTOR.

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CORPORATE GOVERNANCE

Board Composition

Our business and affairs are managed under the direction of our Board, which currently consists of four members as William H. Miller IV resigned effective January 20, 2026. The number of directors is determined by our Board, subject to the terms of our amended and restated certificate of incorporation and Bylaws. Our directors are elected for staggered three-year terms.

Family Relationships

There are no family relationships among any of our directors and executive officers.

Director Independence

Our Board has undertaken a review of the independence of each director. Based on information provided by each director concerning his or her background, employment, and affiliations, our Board has determined that William H. Miller IV, Bill Koutsouras, and Eric M. Jackson do not have any relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and are independent directors under the Nasdaq Listing Rules.

In making these determinations, our Board considered the current and prior relationships that each non-employee director has with our Company and all other facts and circumstances our Board deemed relevant in determining their independence.

Committees of the Board of Directors

Our Board has established an audit committee, a compensation committee, a treasury committee and a Nominating Committee. The functions of these committees are described below. Members will serve on these committees until their resignation or until otherwise determined by our Board. Our Board may establish other committees as it deems necessary or appropriate from time to time.

Audit Committee

The audit committee consists of Bill Koutsouras, William H. Miller IV and Eric Jackson. The Board determined that each of the members of the audit committee satisfies the independence requirements of the Nasdaq Rules and Rule 10A-3 under the Exchange Act. Each member of the audit committee can read and understand fundamental financial statements in accordance with applicable audit committee requirements. In arriving at this determination, the Board examined each candidate’s scope of experience and the nature of their prior and/or current employment. Mr. Miller resigned effective January 20, 2026, so there will be a vacancy on the audit committee until the Board determines to fill the position.

Bill Koutsouras serves as the chair of the audit committee and the Board determined that Mr. Koutsouras qualifies as an audit committee financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of the Nasdaq Rules. In making this determination, the Board considered his Bachelor’s degree in Economics from the University of Toronto, his certified public accountant and chartered financial analyst certifications and his extensive financial, audit, and capital markets expertise, executive leadership experience, and long-standing service on public company boards. Both our independent registered public accounting firm and management periodically will meet privately with the audit committee.

The audit committee does the following, among other things:

●	select, retain, compensate, evaluate, oversee and, where appropriate, terminate our independent registered public accounting firm;

●	review and approve the scope and plans for the audits and the audit fees and approve all non-audit and tax services to be performed by the independent registered public accounting firm;

●	evaluate the independence and qualifications of our independent registered public accounting firm;

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●	received the written disclosure and the letter from our independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications concerning independence, and have discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence;

●	review our consolidated financial statements, and discuss with management and our independent registered public accounting firm the results of the annual audit and the quarterly reviews;

●	review and discuss with management and our independent registered public accounting firm the quality and adequacy of our internal controls and our disclosure controls and procedures;

●	discuss with management our procedures regarding the presentation of our financial information, and review earnings press releases and guidance;

●	oversee the design, implementation and performance of our internal audit function, if any;

●	set hiring policies with regard to the hiring of employees and former employees of our independent registered public accounting firm and oversee compliance with such policies;

●	review, approve and monitor related party transactions;

●	review and monitor compliance with our Code of Business Conduct and Ethics and consider questions of actual or possible conflicts of interest of our directors and officers;

●	adopt and oversee procedures to address complaints regarding accounting, internal accounting controls and auditing matters, including confidential, anonymous submissions by our employees of concerns regarding questionable accounting or auditing matters;

●	review and discuss with management and our independent registered public accounting firm the adequacy and effectiveness of our legal, regulatory and ethical compliance programs; and

●	review and discuss with management and our independent registered public accounting firm our guidelines and policies to identify, monitor and address enterprise risks.

●	recommend to the Board that the audited financial statements and the disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” to be included in our annual report on Form 10-K and whether the annual report on Form 10-K should be filed with the SEC; and to produce the audit committee report required to be included in our proxy statement.

Our audit committee operates under a written charter, a copy of which is posted on the Corporate Governance section of our website, at www.procapfinancial.com.

Compensation Committee

Our compensation committee consists of Eric Jackson, William H. Miller IV and Bill Koutsouras. Eric Jackson serves as the chair of the compensation committee. The Board determined that each of the members of the Compensation Committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act and satisfies the independence requirements of Nasdaq. Mr. Miller resigned effective January 20, 2026, so there will be a vacancy on the compensation committee until the Board determines to fill the position.

The compensation committee does the following, among other things:

●	review and approve or recommend to the Board for approval the compensation for our executive officers, including the chief executive officer;

●	review, approve and administer the employee benefit and equity incentive plans;

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●	advise the Board on stockholder proposals related to executive compensation matters;

●	establish and review the compensation plans and programs of our employees, and ensure that they are consistent with our general compensation strategy;

●	oversee the management of risks relating to executive compensation plans and arrangements;

●	monitor compliance with any stock ownership guidelines;

●	approve the creation or revision of any clawback policy;

●	review and approve or recommend to the Board for approval non-employee director compensation; and

●	review executive compensation disclosure in our SEC filings and prepare the compensation committee report required to be included in our annual proxy statement.

Our compensation committee operates under a written charter, a copy of which is posted on the Corporate Governance section of our website, at www.procapfinancial.com.

Nominating Committee

Our Nominating Committee consists of William H. Miller IV, Eric Jackson and Bill Koutsouras. William H. Miller IV served as the chair of the Nominating Committee until January 20, 2026, the effective date of his resignation. The Board determined that each of the members of the Nominating Committee satisfies the independence requirements of Nasdaq. Effective January 20, 2026, there will be a vacancy on the Nominating Committee, and no chair of such committee, until the Board determines to fill the position.

Our Nominating Committee does the following, among other things:

●	review, assess and make recommendations to the Board regarding desired qualifications, expertise and characteristics sought of members of the Board;

●	identify, evaluate, select or make recommendations to the Board regarding nominees for election to the Board;

●	develop policies and procedures for considering stockholder nominees for election to the Board;

●	review our succession planning process for our chief executive officer and any other members of our executive management team;

●	review and make recommendations to the Board regarding the composition, organization and governance the Board and its committees;

●	review and make recommendations to the Board regarding the corporate governance guidelines and corporate governance framework;

●	oversee director orientation for new directors and continuing education for our directors;

●	oversee our environmental, social and governance programs and related disclosures and communications;

●	oversee the evaluation of the performance of the Board and its committees; and

●	administer policies and procedures for communications with the non-management members of the Board.

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Our Nominating Committee operates under a written charter, a copy of which is posted on the Corporate Governance section of our website, at www.procapfinancial.com.

Treasury Committee

The treasury committee is comprised of William H. Miller IV, Anthony Pompliano and Jeff Park. William H. Miller IV served as the chair of the treasury committee until January 20, 2026, the effective date of his resignation. Effective January 20, 2026, there will be a vacancy on the treasury committee, and no chair of such committee, until the Board determines to fill the position.

Our treasury committee does the following, among other things:

●	oversees the Company’s compliance with the treasury reserve assets and investment policy as the Board-designated committee, providing governance over designated officers’ management of treasury reserve assets;

●	reviews and grants prior written approval for transactions between approved custodians, including the ability to condition approvals and withdraw them prior to execution if material changes occur;

●	approves the initial list of approved providers and must approve entry into, termination of, and material amendments to agreements with such providers; changes to the provider list require its approval following consultation by designated officers with legal, finance, and tax advisors;

●	sets maximum and minimum percentage thresholds for categories of treasury reserve assets (fiat assets, BTC, BTC-linked instruments, and non-core Assets) to manage concentration risk and align with strategic objectives;

●	reviews the working capital threshold at least semi-annually, including liquidity stress-testing under adverse market or operational conditions, with results documented and reported to the Board;

●	reviews treasury reserve asset allocations at least quarterly based on fair-value accounting and may authorize rebalancing to restore the desired risk profile when holdings deviate materially from targets; and

●	reviews insurance coverage for treasury reserve assets, including provider-provided insurance and corporate cyber liability policies, with annual reassessment of coverage limits.

Compensation Committee Interlocks and Insider Participation

None of the members of our compensation committee have ever been an executive officer or employee of the Company. None of our executive officers currently serve, or have served during the last completed fiscal year, on the compensation committee or board of directors of any other entity that has one or more executive officers that will serve as a member of the Board or our compensation committee.

Communications with the Board

Stockholders and other interested parties can send communications to one or more members of the Board by writing to the Board or specific directors or group of directors at the following address: ProCap Financial, Inc. Board of Directors, c/o Chief Legal Officer, 600 Lexington Avenue, New York, New York 10022. Any communication will be promptly distributed by our Chief Legal Officer to the individual director or directors named in the communication or to all directors if addressed to the entire Board.

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Role of the Board in Risk Oversight

One of the key functions of the Board is informed oversight of our risk management process. The Board does not anticipate having a standing risk management committee but rather anticipates administering this oversight function directly through the Board as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas of oversight. In particular, the Board will be responsible for monitoring and assessing strategic risk exposure and audit committee will have the responsibility to consider and discuss our major financial risk exposures and the steps its management will take to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. Our audit committee will also monitor compliance with legal and regulatory requirements. Our compensation committee will assess and monitor whether our compensation plans, policies and programs comply with applicable legal and regulatory requirements.

Board and Committee Meetings and Director Attendance

During the year ended December 31, 2025, the Board held one regular meeting and no committee meetings because it is a newly formed Company. During 2025, each director attended more than 75% of the combined meetings of the Board and each committee on which he or she served.

Code of Business Conduct and Ethics for Employees, Executive Officers and Directors

The Board adopted a code of conduct, applicable to all of our employees, executive officers and directors. The code of conduct is available on our website at https://www.procapfinancial.com/. Information contained on or accessible through our website is not a part of this proxy statement, and the inclusion of our website address in this proxy statement is an inactive textual reference only. The Nominating Committee of the Board is responsible for overseeing the code of conduct and must approve any waivers of the code of conduct for employees, executive officers and directors. We expect that any amendments to the code of conduct, or any waivers of its requirements, will be disclosed on its website.

Insider Trading Policy

Our Board has adopted an insider trading policy filed as Exhibit 19.1 to our Form 10-K and is incorporated herein by this reference.

Clawback Policy

Our Board adopted a clawback policy (the “Clawback Policy”) designed to comply with Section 10D of the Exchange Act, the rules promulgated thereunder, and the listing standards of Nasdaq. The Clawback Policy is available on our website at https://www.procapfinancial.com/.The Clawback Policy provides for the recoupment of certain executive compensation in the event that we are required to prepare an accounting restatement of its financial statements due to material noncompliance with any financial reporting requirement under the federal securities laws. The compensation committee administers the Clawback Policy, and any determinations made by our compensation committee will be final and binding on all affected individuals. The Clawback Policy applies to our current and former executive officers (as determined by the compensation committee in accordance with Section 10D of the Exchange Act, the rules promulgated thereunder, and the listing standards of Nasdaq) and such other senior executives or employees who may from time to time be deemed subject to the Clawback Policy by the compensation committee.

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DIRECTOR AND EXECUTIVE OFFICER COMPENSATION

Explanatory Note

We are currently considered an “emerging growth company” within the meaning of the Securities Act for purposes of the SEC’s executive compensation disclosure rules. Accordingly, we are required to provide a Summary Compensation Table and an Outstanding Equity Awards at Fiscal Year End Table, as well as limited narrative disclosures regarding executive compensation for our last completed fiscal year. Further, our reporting obligations extend only to named executive officers (“NEOs”) which are the individuals who served as principal executive officers and the next two most highly compensated executive officers at the end of the most recent fiscal year.

The Company was formed in 2025 and, therefore, did not have executive compensation for the year ended December 31, 2024. As this Proxy Statement relates to fiscal year 2025, we discuss the compensation that ProCap paid to the 2025 NEOs and 2025 non-executive directors

Summary Compensation Table

The following table shows the compensation paid by us during the initial partial 2025 fiscal year to our named executive officers.

Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(2)	Total ($)
Anthony Pompliano, CEO(1)	2025	-	-	-	-	-	-	-	-

Renae Cormier, CFO(2)	2025	58,333	25,000	-	-	-	-	-	83,333

Megan Pacchia, COO(3)	2025	236,364	600,000	-	-	–	–	–	836,364

Jeffrey Park, CIO(4)	2025	289,015	300,000	-	-	-	-		592,618

(1) Mr. Pompliano was appointed CEO of ProCap on October 17, 2025 and was paid less than $1.

(2) Ms. Cormier was appointed CFO of ProCap on December 1, 2025.

(3) Ms. Pacchia was appointed COO of ProCap on August 25, 2025.

(4) Mr. Park was appointed as the CIO of ProCap on July 25, 2025. The amount included in “All Other Compensation” includes $3,603 in health insurance premiums paid on behalf of Mr. Park.

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The Company has health insurance benefits for our employees, including our executive officers. The Company does not have pension, annuity, profit sharing or similar benefit plans at this time, but the Company may decide to enact such plans in the future.

Narrative Disclosure to Summary Compensation Table

Base Salary

The base salary for Mesdames Cormier and Pacchia was $700,000 per year and $800,000 per year, respectively, and for Messrs. Pompliano and Park was $1 per year and $700,000 per year, respectively.

Annual Bonuses

Each of Ms. Cormier and Mr. Park are eligible for an annual bonus opportunity with a target amount equal to $300,000, subject to approval of the compensation committee of the ProCap Board in its sole discretion. Ms. Pacchia is eligible for an annual cash retention bonus opportunity equal to $600,000.

Equity Compensation Awards

The Company did not grant any equity awards as of December 31, 2025.

Employment Agreement with Anthony Pompliano

On October 17, 2025, ProCap entered into an employment agreement with Mr. Pompliano setting forth the terms and conditions of his employment with us. The employment agreement provides for Mr. Pompliano to serve as our Chief Executive Officer. Under the terms of his employment agreement, Mr. Pompliano’s initial base salary is $1, subject to review and adjustment by the Company from time to time. Mr. Pompliano is also eligible to receive a grant of 8,000,000 restricted stock units that vest upon certain ProCap stock price milestones, subject to ProCap Board (or its compensation committee) approval, vesting conditions established by the ProCap Board (or its compensation committee) and other conditions.

Employment Agreement with Renae Cormier

On October 15, 2025, ProCap entered into an employment agreement with Ms. Cormier setting forth the terms and conditions of her employment with us. The employment agreement provides for Ms. Cormier to serve as our Chief Financial Officer. Under the terms of her employment agreement, Ms. Cormier’s initial base salary is $700,000, subject to review and adjustment by the Company from time to time. Ms. Cormier is also eligible for an annual bonus opportunity with a target amount equal to $300,000 (prorated for the initial year of the employment agreement), subject to approval of the compensation committee of the ProCap Board in its sole discretion, and is also eligible to receive annual grants of time-based and/or performance-based restricted stock units with a grant date fair value equal to $1,650,000, subject to ProCap Board (or its compensation committee) approval, vesting conditions established by the ProCap Board (or its compensation committee) and other conditions.

Employment Agreement with Megan Pacchia

On August 25, 2025, ProCap entered into an employment agreement with Ms. Pacchia setting forth the terms and conditions of her employment with us. The employment agreement provides for Ms. Pacchia to serve as our Chief Operating Officer. Under the terms of her employment agreement, Ms. Pacchia’s initial base salary is $800,000, subject to review and adjustment by the Company from time to time. Ms. Pacchia is also eligible for an annual cash retention bonus opportunity equal to $600,000, and annual grants of 220,000 time-based restricted stock units, for four years, subject to vesting conditions and other conditions.

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Employment Agreement with Jeffrey Park

On July 25, 2025, ProCap entered into an employment agreement with Mr. Park setting forth the terms and conditions of his employment with us. The employment agreement provides for Mr. Park to serve as our Chief Investment Officer. Under the terms of his employment agreement, Mr. Park’s initial base salary is $700,000, subject to review and adjustment by the Company from time to time. Mr. Park is also eligible for an annual bonus opportunity with a target amount equal to $300,000, subject to approval by the compensation committee of the ProCap Board in its sole discretion, and annual grants of 400,000 in restricted stock units, for four years, which are time-based and/or performance-based and subject to approval by the ProCap Board (or its compensation committee), vesting conditions established by the ProCap Board (or its compensation committee) and other conditions.

Severance

The employment agreement for Mr. Pompliano provides that in the event the executive terminates his employment for “good reason” or we terminate his employment without “cause” (in each case defined in his employment agreement), he is entitled to receive the following benefits, in addition to any accrued obligations and subject to his execution of a general release of claims in our favor and obligations regarding solicitation, return of property, and restrictive covenants, non-solicitation of customers, non-solicitation of employees, non-disparagement and the expiration of any applicable expiration period with respect to the release: (i) any base salary earned through the date of termination; (ii) unpaid expense reimbursement in accordance with our policy; (iii) unused vacation and sick leave that accrued through the date of termination in accordance with our policy; and (iv) a $10,000,000 lump sum cash payment. The amounts payable will be paid out in accordance with our payroll practice commencing on the first regularly scheduled payroll date following the effective date of the release.

The employment agreement for Ms. Cormier provides that in the event the executive terminates her employment for “good reason” or we terminate her employment without “cause” (in each case defined in her employment agreement), she is entitled to receive the following benefits, in addition to any accrued obligations and subject to her execution of a general release of claims in our favor and obligations regarding solicitation, return of property, restrictive covenants, non-solicitation of customers, non-solicitation of employees, non-disparagement and the expiration of any applicable expiration period with respect to the release: (i) any base salary earned through the date of termination; (ii) unpaid expense reimbursement in accordance with our policy; (iii) unused vacation and sick leave that accrued through the date of termination in accordance with our policy; (iv) six months of base salary; (v) continued time-vesting of any unvested restricted stock units for six months following the date of termination (provided that, for any performance-based awards, any applicable performance metrics are satisfied). The amounts payable will be paid out in substantially equal installments in accordance with our payroll practice commencing on the first regularly scheduled payroll date following the effective date of the release.

The employment agreement for Mr. Park provides that in the event the executive terminates his employment for “good reason” or we terminate his employment without “cause” (in each case defined in his employment agreement), he is entitled to receive the following benefits, in addition to any accrued obligations and subject to his execution of a general release of claims in our favor and obligations regarding solicitation, return of property, restrictive covenants, non-solicitation of customers, non-solicitation of employees, non-disparagement and the expiration of any applicable expiration period with respect to the release: (i) any base salary earned through the date of termination; (ii) unpaid expense reimbursement in accordance with our policy; (iii) unused vacation and sick leave that accrued through the date of termination in accordance with our policy; (iv) six months of base salary; (v) continued time-vesting of any unvested restricted stock units for six months following the date of termination; provided, however, that if the executive terminates for “good reason” or is terminated by the Company for “cause” within six months following a change in control (in each case defined in his employment agreement), all unvested time-based restricted stock units accelerate and vest in full; and (vi) COBRA continuation coverage costs for up to six months, subject to conditions. The amounts payable will be paid out in substantially equal installments in accordance with our payroll practice commencing on the first regularly scheduled payroll date following the effective date of the release.

The employment agreement for Ms. Pacchia provides that in the event the executive terminates her employment for “good reason” or we terminate her employment without “cause” (in each case defined in her employment agreement), she is entitled to receive the following benefits, in addition to any accrued obligations and subject to her execution of a general release of claims in our favor and obligations regarding solicitation, return of property, and restrictive covenants, non-solicitation of customers, non-solicitation of employees, non-disparagement and the expiration of any applicable expiration period with respect to the release:

(A) during the one-year period from her September 15, 2025 start date until the first anniversary thereof (the “Initial Term”), (i) base salary continuation for the greater of the six (6) month period following the date of termination or the number of months remaining in the Initial Term (the greater of such periods, the “Tail Period”); (ii) continued eligibility for an annual cash retention bonus and a pro-rated portion of the annual cash retention bonus for a period of time equal to the Tail Period; (iii) continued time-vesting of any unvested restricted stock units for a period of time equal to the Tail Period; (iv) any base salary earned through the date of termination; (v) unpaid expense reimbursement in accordance with our policy; and (vi) unused vacation and sick leave that accrued through the date of termination in accordance with our policy. The amounts payable will be paid out in substantially equal installments in accordance with our payroll practice commencing on the first regularly scheduled payroll date following the effective date of the release; or

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(B) after the Initial Term, (i) any base salary earned through the date of termination; (ii) unpaid expense reimbursement in accordance with our policy; (iii) unused vacation and sick leave that accrued through the date of termination in accordance with our policy; (iv) six months of base salary; and (v) continued time-vesting of any unvested restricted stock units for six months following the date of termination. The amounts payable will be paid out in substantially equal installments in accordance with our payroll practice commencing on the first regularly scheduled payroll date following the effective date of the release.

In the event the executive voluntarily resigns other than for “good reason” or executive’s employment is terminated by us for “cause,” such executive will be entitled to (i) any base salary earned through the date of termination; (ii) unpaid expense reimbursement in accordance with our policy; and (iii) unused vacation and sick leave that accrued through the date of termination in accordance with our policy.

Each executive’s employment agreement defines “cause” to mean the occurrence of any one or more of the following subject to certain notice and cure rights: (i) willful misconduct, gross negligence, or material failure to perform the duties and responsibilities of his position; (ii) violation of any policy(ies); (iii) commission of, or participation in, any act of fraud, dishonesty, embezzlement, misappropriation, or other act of material misconduct with respect to the Company; (iv) indictment for, conviction of, or plea of guilty or nolo contender to a felony or any crime involving moral turpitude, dishonesty, or theft; (v) material breach of his employment agreement or any other written agreement with the Company or breach of any fiduciary duty owed to the Company; or (vi) unauthorized use or disclosure of any confidential or proprietary information of the Company.

Mr. Pompliano’s employment agreement defines “good reason” to mean the occurrence of any one or more of the following without the executive’s consent and subject to certain notice and cure rights: (i) a material diminution in authority, duties or responsibilities (other than during a suspension or investigation of grounds that may constitute cause); or (ii) a required relocation of executive’s primary work location to a facility or location that would increase his one way commute distance by more than twenty five miles.

Mr. Park’s and Ms. Cormier’s employment agreements define “good reason” to mean the occurrence of any one or more of the following subject to certain notice and cure rights: (i) a material diminution in their base salary; (ii) a material diminution in their authority, duties, or responsibilities; or (iii) a required relocation of their primary work location to a facility or location that would increase their one way commute distance by more than twenty five miles.

Ms. Pacchia’s employment agreement defines “good reason” to mean the occurrence of any one or more of the following without the executive’s consent: (i) a material reduction in base salary by more than ten percent (10%); (ii) a material diminution in job title; or (iii) a material change in the geographic location of executive’s work facility or location that is requested or initiated by us.

Mr. Park’s employment agreement defines “change in control” to mean and include each of the following: (i) a transaction or series of transactions (other than an offering of common stock to the general public) whereby any person or related group of persons (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act directly or indirectly acquires beneficial ownership of securities of ProCap possessing more than fifty percent (50%) of the total combined voting power of ProCap’s securities outstanding immediately after such acquisition (except for certain acquisitions that are expressly excluded); (ii) the incumbent directors cease for any reason to constitute a majority of the ProCap Board; (iii) the consummation by ProCap (whether directly or indirectly) of (x) a merger, consolidation, reorganization, or business combination, (y) a sale or other disposition of all or substantially all of ProCap’s assets in any single transaction or series of related transactions, or (z) the acquisition of assets or stock of another entity, in each case other than a certain transactions that are expressly excluded; or (iv) the date which is ten (10) business days prior to the completion of a liquidation or dissolution of ProCap.

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Outstanding Equity Awards at Fiscal Year End

The following table sets forth the outstanding equity awards for our named executive officers as of the fiscal year ended December 31, 2025.

Name and Principal Position	Grant Date(1)	Number of Securities Underlying Unexercised RSUs (#) Exercisable	Number of Securities Underlying Unexercised RSUs (#) Unexercisable	Expiration Date

Anthony Pompliano, CEO	-	-	-	-
Renea Cormier, CFO	-	-	-	-
Megan Pacchia, COO	-	-	-	-
Jeffrey Park, CIO(2)	-	-	-	-

(1) No equity awards have been granted to our named executive officers as of December 31, 2025.

(2) Mr. Park’s employment agreement provides for enhanced severance (all unvested time-based restricted stock units accelerate and vest in full) if he terminates for “good reason” or we terminate his employment for “cause” within six months following a “change in control” (in each case defined in his employment agreement), which is summarized above.

Non-Executive Director Compensation

Our directors play a critical role in guiding our strategic direction and overseeing the management of our Company. Ongoing developments in corporate governance and financial reporting have resulted in an increased demand for such highly qualified and productive public company directors. The many responsibilities and risks and the substantial time commitment of being a director of a public company require that we provide adequate incentives for our directors’ continued performance by paying compensation for their services. Our director compensation is overseen by the Compensation Committee, which makes recommendations to our Board on the appropriate structure for our director compensation program and the appropriate amount of compensation. Our Board is responsible for final approval of our director compensation program and the compensation paid to our directors.

The ProCap Board adopted a director compensation program under which each non-employee director is eligible to receive (i) an annual fee of $100,000, paid quarterly in accordance with our standard director payment practices and procedure; and (ii) annual performance-based restricted stock units with a grant date fair value equal to $166,667 that vest subject to the achievement of certain share price vesting conditions and continuous service.

Director Compensation Table

The following table sets forth the compensation earned and paid to each member of our Board for service as a director during the fiscal year ending 2025:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	All Other Compensation ($)	Total ($)
Bill Koutsouras	$7,337	$-	$-	$-	$-
Gary Quin	$7,337	$-	$-	$-	$-
Eric Jackson	$7,337	$-	$-	$-	$-

(1) No performance-based equity awards have been granted to our Board directors as of December 31, 2025.

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Annual Cash Fees

Our directors are entitled to annual fees equal to $100,000 for serving on the board.

Reimbursement.

Our directors are entitled to reimbursement for their reasonable travel and lodging expenses for attending Board and Board committee meetings.

Incentive Stock Plan

2025 Equity Incentive Plan

On October 29, 2025, the Board approved the Company’s 2025 Equity Incentive Plan (the “2025 Equity Incentive Plan”), effective upon the Closing. The 2025 Equity Incentive Plan was also approved by a majority of the Company’s stockholders on October 29, 2025, in accordance with the requirements of The Nasdaq Stock Market Listing Rules. Additionally, the grant of incentive stock options under the 2025 Equity Incentive Plan is subject to approval by a majority of the Company’s stockholders.

The 2025 Equity Incentive Plan provides for the grant of incentive stock options (to eligible employees only), nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance stock, performance stock units, other stock- or cash-based awards, and dividend equivalents, subject to the terms and conditions of the 2025 Equity Incentive Plan and any applicable award agreements. Incentive stock options granted under the 2025 Equity Incentive Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “IRS Code”). Nonqualified stock options and other awards granted under the 2025 Equity Incentive Plan are not intended to qualify as incentive stock options under the IRS Code.

A total of ten percent (10%) of the shares of Common Stock of the Company outstanding post-Closing are reserved for awards under the 2025 Equity Incentive Plan.

Equity Award Grant Policies and Practices

In accordance with Item 402(x) of Regulation S-K, the Company’s policy on a go-forward basis will be to grant equity awards, including stock options and stock appreciation rights, at times that are not proximate to the release of material nonpublic information. The compensation committee of the ProCap Board intends to schedule meetings to approve equity awards in advance and without regard to the timing of the release of earnings or other material nonpublic information. ProCap does not intend to time the granting of equity awards to take advantage of any material nonpublic information.

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If equity awards ultimately are granted at a time when ProCap is in possession of material nonpublic information, such awards will only be made after careful consideration is given by the compensation committee, and the good-faith rationale and legitimate business reasons for the timing of making the award are documented in the committee’s minutes. ProCap does not intend to have a practice of coordinating the timing of equity award grants with the release of material nonpublic information, and any such coincidence would be incidental.

The exercise price of all stock options and stock appreciation rights shall be set at the closing price of the ProCap Common Stock on the date preceding the date of the grant, which is the date the compensation committee approves the award. ProCap does not and will not have a policy or practice of retroactively selecting grant dates or of granting equity awards with exercise prices that are based on a date other than the actual grant date.

Indemnification

ProCap shall indemnify any and all of its directors, officers, former directors, former officers and any person who may have served at its request as a director or officer of another company in which it owns shares or of which it is a creditor, who were or are made a party or are threatened to be made a party to or are involved in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative (each a “Proceeding”), or any appeal in such a Proceeding or any inquiry or investigation that could lead to such a Proceeding, against any and all liabilities, damages, reasonable and documented expenses (including reasonably incurred and substantiated attorneys’ fees), financial effects of judgments, fines, penalties (including excise and similar taxes and punitive damages) and amounts paid in settlement in connection with such Proceeding by any of them. Such indemnification shall not be deemed exclusive of any other rights to which those indemnified may be entitled otherwise.

To the extent that indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling our Company pursuant to the foregoing provisions, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. If a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person of our Company in the successful defense of any action, suit or proceeding) is asserted by any of our directors, officers or controlling persons in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of that issue.

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EXECUTIVE OFFICERS AND DIRECTORS

The following sets forth certain information, as of March 2, 2026, concerning the persons who serve as our executive officers and directors.

Name(5)	Age	Title
Anthony J. Pompliano III(4)	37	Chief Executive Officer and Chairman
Renae Cormier	54	Chief Financial Officer and Treasurer
Jeffrey Park(4)	39	Chief Investment Officer
Megan Pacchia	41	Chief Operating Officer
Kyle Wood	49	Chief Legal Officer and Secretary
Shain Noor(6)	26	Chief Technology Officer
Gary Quin	55	Director
Bill Koutsouras(1)(2)(3)	53	Director
Eric M. Jackson(1)(2)(3)	53	Director

(1)	Member of audit committee.

(2)	Member of compensation committee.

(3)	Member of nominating committee.

(4)	Member of treasury committee.

(5)	Mr. Miller resigned effective January 20, 2026, so there will be a vacancy on our Board, as well as the audit, compensation, Nominating and treasury committees, until the Board determines to fill those positions.

(6)	Shain Noor will be the Chief Technology Officer if the Merger is approved by the ProCap stockholders.

Executive Officers

Anthony J. Pompliano III, 37, has served as our Chief Executive Officer and Chairman of the Board since June 2025. Additionally, Mr. Pompliano has served as the chief executive officer and sole Manager of ProCap since June 2025 and the Chief Executive Officer and member of the board of directors of ProCap Acquisition Corp., a special purpose acquisition company, since May 2025. He is also the founder and has served as the Chief Executive Officer of Inflection Points since January 2022. Inflection Points is a global investment firm backed by leading venture capitalists and business executives. The organization leverages a large social media following to create and acquire cash-flow positive businesses. The profits from the operating companies are then invested across the public and private market. Prior to founding Inflection Points, Mr. Pompliano has been an entrepreneur and private investor for more than 14 years, having invested in more than 300 companies.

Mr. Pompliano currently hosts podcasts in business and investing on “The Pomp Podcast,” while also writing a daily letter to 260,000+ investors each morning. Mr. Pompliano was a co-founder and managing partner at Full Tilt Capital from 2016 until it was acquired by Morgan Creek Digital Assets in 2018. Mr. Pompliano was a co-founder and managing partner of Morgan Creek Digital Assets from 2018 to 2020.

Prior to his investment career, Mr. Pompliano ran product and growth teams at Facebook and served as a sergeant in the US Army. Mr. Pompliano graduated from Bucknell University with a degree in economics. Mr. Pompliano is well qualified to serve as a member of the ProCap Board due to his operational, financial, and Bitcoin experience.

Renae Cormier, 54, has served as our Chief Financial Officer since December 1, 2025. Ms. Cormier previously served as Chief Financial Officer of Semler Scientific, Inc. (“Semler Scientific”) since July 2023, where she led and managed all Bitcoin treasury, accounting, finance, investor relations, business development, and legal and human resources functions for the publicly traded Bitcoin treasury and healthcare technology company. In that capacity, she has been responsible for Bitcoin treasury, SEC reporting, Sarbanes-Oxley Act compliance, tax compliance, budgeting, financial planning and analysis, corporate development and mergers and acquisitions. From April 2025 to October 2025, she also served as Treasurer and Secretary and as a director of CardioVanta, Inc., a wholly owned subsidiary of Semler Scientific. From May 2022 to July 2023, she served as Semler Scientific’s head of corporate communications and business strategy. From September 2013 to March 2022, Ms. Cormier was a Partner and investment professional at Aravt Global LLC, an investment fund that focused on global public equity investments in high-growth companies across multiple sectors. From 2001 to 2010, Ms. Cormier was an equity analyst and director of financial research at Ziff Brothers Investments. From 1997 to 2001 she was an auditor and transaction advisory professional in the Transaction Services practice at PricewaterhouseCoopers. Ms. Cormier holds a Bachelor of Science degree in Accounting and Finance from the University of Colorado Denver.

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Jeffrey Park, 39, has served as our Chief Investment Officer since August 4, 2025. He served as Head of Alpha Strategies and Portfolio Manager at Bitwise Asset Management, one of the world’s largest crypto-specialist asset managers, from February 2022 to August 2025, where he was responsible for business development initiatives, developing new investment products and managing asset portfolios. Prior to Bitwise, he was a Partner at Corbin Capital Partners, a multi-billion dollar alternative asset management firm that specializes in multi-strategy hedge fund and opportunistic credit investing, where he led the firm’s digital asset investing efforts. He is a graduate of Stanford University with a B.A. in Economics and International Relations.

Megan Pacchia, 41, has served as our Chief Operating Officer since September 15, 2025. Prior to joining ProCap, Ms. Pacchia spent 14 years at McKinsey & Company, where she was Partner from January 2018 to September 2025. While at McKinsey & Company, Ms. Pacchia provided strategic consulting services to Fortune 500 Consumer clients in the areas of digital innovation, transformation, and growth strategy. From 2006 to 2009, she worked as an Analyst and Senior Analyst at Morgan Stanley in the Capital Markets and Global Wealth Management Divisions. Ms. Pacchia is a Co-Founder of PubKey, Inc., where she has served as non-operating partner since May 2022. Ms. Pacchia holds a Bachelor’s degree in History from Wesleyan University and a Master of Business Administration from Harvard Business School.

Kyle Wood, 49, has served as our Chief Legal Officer, Chief Compliance Officer and Secretary since August 25, 2025. He served as the Chief Legal Officer of Pishevar Family Office, LLC from January 2020 to July 2025, where he acted as Chief Legal Officer of its affiliated private fund, Sofreh Capital LP. Mr. Wood specializes in corporate governance, regulatory compliance, and risk management. Before his most recent roles, he was a partner at Perkins Coie, where he was involved in the law firm’s blockchain technology and digital assets group. Mr. Wood holds a Bachelor’s degree in Economics from the University of Virginia and a Juris Doctor from Santa Clara University School of Law.

Shain Noor, 26, is expected to serve as our Chief Technology Officer upon the closing of the Company’s proposed acquisition of CFO Silvia. will serve as our Chief Technology Officer if the Merger is approved by the ProCap stockholders. Mr. Noor is the Co-Founder and Chief Executive Officer of CFO Silvia, an AI-powered personal chief financial officer he founded in 2025. In that capacity, he has led the development of the company’s technology platform, including product architecture, engineering, data infrastructure, and AI systems. He has also overseen strategic partnerships and capital formation initiatives. From August 2021 to February 2024, Mr. Noor served as software engineer for Influur where he focused on full-stack web development and the design and implementation of scalable consumer-facing technology platforms. His experience includes building and deploying modern web applications and data-driven systems across multiple technology stacks. Prior to Influur, Mr. Noor served as Director of Blockchain Engineering at YDY from May 2022 to May 2023. Mr. Noor studied Computer Science and Economics at Georgia State University.

Non-Employee Directors

Gary Quin, 55, has served as a member of the Board since December 5, 2025. Mr. Quin served as the Chairman of the Board and Chief Executive Officer CCCM from April 2025 to December 2025. He has over 30 years of corporate and financial experience and has executed approximately $65 billion in M&A and capital market transactions throughout his career. Mr. Quin is currently the Vice Chairman of Cohen Capital Markets, a position he has held since 2024. He is responsible for leading and expanding the firm’s investment banking operations throughout the European, Middle Eastern, and African regions and has extensive connections in the global financial sponsor community. He also has deep sectoral expertise in telecoms, media (including sports and media rights), digital infrastructure, real estate, and financial services (including fintech). His expertise spans a wide array of industries, enabling him to provide strategic counsel and execution support to clients across diverse sectors. Mr. Quin is also currently a board member of Venturerock BV, a Dutch venture capital firm. In October 2020, Mr. Quin became the Chief Executive Officer of North Atlantic Acquisition Corp (“NAAC”), which completed a $330 million initial public offering and raised a total of $383 million. In January 2023, NAAC announced its dissolution and the liquidation and return of assets held in trust to its shareholders. Prior to NAAC, Mr. Quin was Vice Chairman of Credit Suisse Group investment banking division in Europe from 2010 to December 2019, where he advised Europe’s corporates, governments, financial sponsors and family offices across M&A, private and public capital raising. Prior to this, Mr. Quin also served as Senior Advisor to The Blackstone Group from 2011 to 2012, during which time Blackstone acquired Eircom Limited for $3.8 billion. Mr. Quin received his bachelor’s degree from the University College Cork, Ireland and his M.B.A. from Trinity College Dublin, Ireland. Mr. Quin is well-qualified to serve as a director due to his extensive finance and operational experience in a variety of industries and sectors.

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Bill Koutsouras, 53, has served as lead independent director and the chair of the audit committee of the Board since December 5, 2025. Mr. Koutsouras is a seasoned finance executive and director with more than 20 years of public company board experience across governance, strategy, audit, and capital markets. He currently serves as Lead Independent Director and Chair of the Audit Committee of Galaxy Digital Inc. (Nasdaq: GLXY) since 2018 and as an Independent Director of Wheaton Precious Metals International, a subsidiary of Wheaton Precious Metals (NYSE: WPM) since 2004. Since 2011, Mr. Koutsouras has served as President and Director of Kouts Capital, an investment and advisory services company that provides strategic advice and assistance to companies with corporate finance and capital markets transactions. Previously, Mr. Koutsouras was Executive Vice President, Chief Financial Officer and a Director of Endeavour Financial from 2002 to 2011, where he was involved in over $25 billion of mergers and acquisition transactions and more than $4 billion of financing transactions. He also served as Independent Director and Chairman of the board for WonderFi Technologies from November 2021 to September 2022, as Independent Director for Norsemont Mining from July 2020 to September 2021, and as Independent Director for Aton Resources from May 2014 to September 2021. Mr. Koutsouras also previously worked as a Senior Associate at PricewaterhouseCoopers and EvansMartins Chartered Accountants. Mr. Koutsouras holds a Bachelor’s degree in Economics from the University of Toronto and is a Chartered Professional Accountant (CPA) and Chartered Financial Analyst (CFA). Mr. Koutsouras is well-qualified to serve as a director due to his extensive financial, audit, and capital markets expertise, executive leadership experience, and long-standing service on public company boards.

Eric M. Jackson, 53, has served as an independent director and chair of the compensation committee of the Board since December 5, 2025. Mr. Jackson long advocated for shareholder value at Yahoo! from 2006 to 2016 and has led the Rising Dynasty and OPEN Army, the retail shareholder movement, since July 2025. He is the founder and president of EMJ Capital Ltd, a position he has held since October 2016, where he serves as portfolio manager of a technology-focused hedge fund. He served as a managing director and portfolio manager at SpringOwl Event Driven Partners from September 2015 to October 2016, where he led shareholder activist campaigns. Mr. Jackson was also the founder and Managing Member of Ironfire Capital LLC, from February 2008 to August 2015. Before that, he served as president of Jackson Leadership Systems Inc. from February 2004 to June 2010, and as Vice President of Business Development & Strategy at VoiceGenie Technologies Inc. from March 2000 to February 2004. Mr. Jackson received a Ph.D. and master’s degree in Strategy from Columbia Business School and a B.A. in English from McGill University. Mr. Jackson is well-qualified to serve as director due to his extensive experience as hedge fund portfolio manager and as an activist investor.

Family Relationships

There are no family relationships among any of our directors and executive officers.

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PROPOSAL 3. APPROVAL FOR EQUITY PLAN AMENDMENT

The Company’s 2025 Equity Incentive Plan (the “Plan”) currently provides for an initial share reserve equal to ten percent (10%) of the Company’s outstanding Common Stock post-closing, subject to annual increases beginning in 2026 and ending in 2035 equal to the lesser of five percent (5%) of the Company’s outstanding Common Stock as of the last day of the prior fiscal year or a smaller number of shares determined by the Board.

The proposed amendment would increase the maximum number of shares authorized for issuance under the Plan by 12,000,000 additional shares, increasing the aggregate share pool available for equity awards.

Purpose of the Amendment

The Plan share reserve was established based on the Company’s expected needs as a newly public company. Since that time, the Company has continued to scale its operations, expand its product roadmap, and prepare for the anticipated closing of the proposed Merger. The Board believes that additional share capacity is necessary to support these strategic initiatives.

As a modern financial services firm offering AI-powered products and services, operating in a highly competitive talent market, the Company relies on time and performance-based equity compensation, in the form of RSUs, as a core component of its total rewards program. Equity awards are designed to align the interests of employees, directors, and consultants with those of stockholders by linking compensation to long-term stock price performance and sustained value creation. The Board believes that equity incentives are particularly important at the Company’s current stage, where value creation depends on continued innovation, product execution, and disciplined growth.

As of the Record Date, approximately 81% of the shares authorized under the Plan have been granted or reserved for outstanding awards. In connection with the Company’s transition to the public markets, the compensation committee approved equity awards to executive officers that were intended to establish long term alignment with stockholders and support retention during the initial post business combination period. These awards were one time in nature and were granted in the form of RSUs vesting over four years. The Company does not expect to make similar transition grants in future years and anticipates that annual equity awards will normalize consistent with market practice for similarly situated public technology companies. In addition, a substantial portion of the Chief Executive Officer’s award is subject to rigorous stock price performance milestones, reinforcing the Company’s commitment to linking executive compensation to sustained stockholder value creation.

Based on projected hiring needs, anticipated retention initiatives associated with the proposed Merger, and expected annual grant practices consistent with similarly situated public technology companies, the Board has determined that the remaining share reserve will not be sufficient to support the Company’s equity compensation program over the next year.

The Board expects to continue managing equity usage with attention to stockholder dilution and long-term value creation.

Board Considerations

In recommending approval of the amendment, the Board and the compensation committee considered multiple factors, including:

●	the Company’s equity usage since going public;
●	projected hiring and retention needs as a growing public technology company;
●	anticipated integration and performance incentives related to the proposed Merger;
●	competitive equity practices among similarly situated public technology companies; and
●	the potential dilutive impact of the proposed share increase.

If the amendment is approved and all additional shares are issued, the incremental dilution would be approximately 14% based on shares outstanding as of the Record Date. The Board recognizes that dilution is an important consideration for stockholders, particularly in the Company’s first year as a public company, and carefully weighed this impact against the need to maintain competitive and performance-oriented compensation practices.

The compensation committee, which is composed entirely of independent directors, reviewed equity overhang, burn rate, and reserve levels of comparable publicly traded technology companies. The compensation committee believes the proposed share increase is reasonable in light of the Company’s stage of growth and is consistent with market practice for recently public technology companies.

The Board expects that future equity awards will continue to emphasize multi-year vesting and performance alignment, reinforcing retention and long term stockholder value creation as the Company transitions into its first full year as a public company.

Board Considerations

In evaluating the proposed amendment, the Board considered the potential dilutive impact on existing stockholders. If the amendment is approved and all additional shares authorized under the Plan were ultimately issued, the incremental dilution would be approximately 14%, based on the number of shares of Common Stock outstanding as of the Record Date.

The Board also considered the Plan’s built-in limitations, including the annual increase cap, the recycling provisions, and the prohibition on increasing the share reserve without stockholder approval, which collectively operate to manage dilution over time.

Vote Required

The affirmative vote of a majority of the voting power present or represented by proxy is required to approve the Equity Plan Proposal. Abstentions represent the voting power present under the Company’s Bylaws and accordingly will have the same effect as a vote “AGAINST” the outcome of this Proposal 3.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE EQUITY PLAN.

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PROPOSAL NO. 4:

APPROVAL OF POSSIBLE ADJOURNMENT OF THE PROCAP ANNUAL MEETING

If ProCap fails to receive a sufficient number of votes to approve Proposal No. 1, 2, or 3, ProCap may propose to adjourn the ProCap Annual Meeting, for a period of not more than 30 days, for the purpose of soliciting additional proxies to approve Proposal No. 1, 2, or 3. ProCap currently does not intend to propose adjournment at the ProCap Annual Meeting if there are sufficient votes to approve Proposal No. 1, 2, or 3.

The affirmative vote of a majority of the votes cast virtually or by proxy at the ProCap Annual Meeting is required to approve Proposal No. 4. Abstentions will have the same effect as a vote “AGAINST” Proposal No. 4. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal.

THE PROCAP BOARD RECOMMENDS THAT PROCAP’S STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 4 TO ADJOURN THE PROCAP ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF PROPOSAL NO. 1, 2, OR 3.

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PROCAP’S MANAGEMENT’S DISCUSSION AND ANALYSIS
OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

For ProCap’s management’s discussion and analysis of financial condition and results of operations, please refer to the section entitled “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” set forth in ProCap’s Annual Report on Form 10-K for the year ended December 31, 2025 as filed with the SEC on February 18, 2026.

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QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT PROCAP’S MARKET RISK

For quantitative and qualitative disclosures about ProCap’s market risk, please refer to the section entitled “Item 7A. Quantitative and Qualitative Disclosures About Market Risk” set forth in ProCap’s Annual Report on Form 10-K for the year ended December 31, 2025 as filed with the SEC on February 18, 2026.

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CFO SILVIA’S MANAGEMENT’S DISCUSSION AND ANALYSIS

OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Unless the context otherwise requires, all references in this section to the “Company,”, “CFO Silvia,” “we,” “us,” or “our” refer to CFO Silvia Inc., a Delaware corporation. This Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) should be read in conjunction with the Company’s audited financial statements and the related notes thereto as of and for the period from September 19, 2025 (inception) to December 31, 2025.

This MD&A contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by such statements. Words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” and similar expressions are intended to identify forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements.

Overview

CFO Silvia was incorporated in the state of Delaware on September 19, 2025. The Company is a development-stage enterprise focused on building a personal AI chief financial officer (“CFO”) platform designed to deliver personalized financial guidance to high-net-worth individuals, families, and self-directed independent investors. Prior to the Company’s incorporation, certain start-up costs were expensed through Foot Labs, LLC, a common control entity that has since ceased operations. All historical expenses from that entity have been included in the Company’s statement of operations.

Since inception, the Company has been engaged primarily in organizational activities, product research and development, securing initial financing, and assembling its management team. The Company has not yet generated any revenue and does not expect to generate revenue until its AI CFO platform is developed and commercialized. The Company’s activities since inception have been funded through SAFE note proceeds and a promissory note from its principal shareholder, Inflection Points.

CFO Silvia has developed a consumer-facing AI platform that aggregates and organizes financial data to provide users with automated financial education, tracking and analytical tools. The CFO Silvia platform connects to more than 10,000 financial account integrations, including brokerage accounts, retirement accounts, crypto currency wallets, real estate valuation services, and alternative investment platforms, to deliver users a consolidated, real-time view of their net worth, holdings and liabilities. As of February 2026, the platform had approximately 12,000 users with approximately $30 billion in aggregate tracked assets.

The platform utilizes AI-driven analytical tools to perform portfolio tracking, concentration analysis, fee analysis, scenario modeling, and informational financial summaries through a conversational interface accessible via chat, email, and voice. The platform is designed to surface potential portfolio risks, including sector or asset class overconcentration, elevated fee structures, and inefficient cash allocation. The platform does not provide personalized investment advice within the meaning of the Investment Advisers Act of 1940 and is not intended to serve as a registered investment adviser or replace the judgment of a qualified financial professional.

Merger and Recent Developments

Merger

On February 9, 2026, ProCap entered into the Merger Agreement with Merger Sub, CFO Silvia, Inflection Points, Shain Noor, in his individual capacity and as a representative of the stockholders of CFO Silvia. Under the Merger Agreement, Merger Sub will merge with and into CFO Silvia, with CFO Silvia continuing as the surviving entity.

At the Effective Time of the Merger, each share of CFO Silvia common stock outstanding immediately prior to the Effective Time (other than dissenting shares and treasury shares) will be converted into the right to receive shares of Common Stock of ProCap, consisting of (i) the per share merger consideration, and (ii) any per share earnout consideration, in each case as described in the Merger Agreement and related spreadsheet to be delivered prior to closing. In addition, each outstanding SAFE will be terminated at the Effective Time, and each SAFE holder will be entitled to receive a portion of the total merger consideration and earnout shares (if any), in accordance with the Merger Agreement. A portion of the merger consideration otherwise payable to equityholders will be deposited into an escrow account for a period of twelve months to secure indemnification obligations. The shares of Procap Common Stock issued in the Merger will be subject to transfer restrictions, including lock-up provisions, as further described in the Merger Agreement.

Subject to the terms and conditions of the Merger Agreement, during the earnout period, if the volume-weighted trading price of ProCap Common Stock equals or exceeds $9.00 on the applicable measurement date, ProCap will issue the earnout shares within ten business days following such date; provided that any earnout shares deliverable to Shain Noor are conditioned upon his continued employment and good standing through the earnout release date, subject to certain exceptions. The earnout may only be achieved and paid once, and ProCap’s earnout obligations terminate upon issuance of the earnout shares or expiration of the earnout period.

The closing of the Merger is subject to customary closing conditions, including the filing of a certificate of merger with the Delaware Secretary of State, specified regulatory approvals (including any required filings under the Hart-Scott-Rodino Antitrust Improvements Act, if applicable), and the receipt of requisite approvals from CFO Silvia stockholders and Company stockholders, among other conditions set forth in the Merger Agreement.

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Promissory Note – Related Party

On January 1, 2026 and February 1, 2026, the Company amended its promissory note with Inflection Points to allow the Company to borrow up to $1,000,000 and $1,385,000, respectively. All other terms remained the same.

Results of Operations

The following table summarizes our results of operations for the period. This information should be read together with our audited financial statements and related notes:

For the period from September 19, 2025 (Inception) to December 31, 2025
General and Administrative Expenses	$489,983
Research and Development Expenses	$784,746
Loss from Operations	$(1,274,729)
Provision for Income Taxes	$—
Net Loss	$(1,274,729)

General and Administrative Expenses

General and administrative (“G&A”) expenses totaled $489,983 for the period from inception to December 31, 2025. G&A expenses consisted primarily of payroll costs of $213,737, consulting fees of $183,967, stock-based compensation expenses of $30,208 related to restricted stock awards granted under the Company’s equity incentive plan, and other general corporate expenses incurred during the start-up phase. These costs reflect the establishment of the Company’s corporate infrastructure, legal and accounting services related to the Company’s formation and initial financing activities, and other administrative functions necessary to support the Company’s operations.

Research and Development Expenses

Research and development (“R&D”) expenses totaled $784,746 for the period from inception to December 31, 2025, representing approximately 61.6% of total operating expenses. R&D costs were primarily associated with the design, development, and testing of the Company’s AI CFO platform, including personnel costs, technology infrastructure, and third-party development services. All R&D costs have been expensed as incurred in accordance with ASC Topic 730. The Company expects R&D expenditures to continue to represent a significant portion of total operating expenses as development of the platform continues.

Income Taxes

No provision for income taxes was recorded for the period from September 19, 2025 (inception) to December 31, 2025. The Company has generated net operating losses since inception. Given the uncertainty regarding the recoverability of these net operating losses, a full valuation allowance has been recorded against the Company’s deferred tax assets, resulting in a zero tax provision. The Company expects to file its first tax return for the period ending December 31, 2025 in 2026.

Liquidity and Capital Resources

As of December 31, 2025, the Company had cash and cash equivalents of $21,039, total current assets of $37,243 (including $16,204 in prepaid expenses), a net working capital deficit of $(387,962), and an accumulated deficit of $(1,274,729). These conditions, together with the Company’s limited operating history and ongoing losses, initially raised substantial doubt about the Company’s ability to continue as a going concern.

The Company assesses its liquidity in terms of its ability to generate adequate amounts of cash to meet current and future needs. Its expected primary uses of cash on a short and long-term basis are for working capital requirements, business acquisitions and other liquidity needs. The Company’s management expects that future operating losses and negative operating cash flows may increase from historical levels because of additional costs and expenses related to the business operations and the development of market and strategic relationships with other businesses.

The Company received SAFE proceeds of $425,000. On January 20, 2026, the Company entered into a funding support letter with Inflection Points, the principal shareholder of CFO Silvia. Pursuant to the letter agreement, Inflection Points irrevocably and unconditionally committed to provide financial support to the Company, sufficient to fund the working capital needs through March 15, 2027. The funding may be provided by Inflection Points in the form of direct payments to third parties, advances or intercompany loans, or capital contributions, as mutually determined by the parties. Unless otherwise agreed in writing, any such advances will be non-interest bearing and repayable only at such time as determined by the board of directors, and only to the extent such repayment would not impair the Company’s liquidity or ability to continue as a going concern. The agreement may not be terminated by Inflection Points prior to the twelve-month period from the date of release of these financial statements.

Management has determined that the agreement with Inflection Points, along with its existing cash and additional insider investments and financing has alleviated the substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time, which is considered to be one year from the issuance of the financial statements.

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Cash flows for the period from September 19, 2025 (inception) through December 31, 2025.

The following table summarizes our cash flows for the period:

Net Cash Used in Operating Activities	$(733,961)
Net Cash Provided by Financing Activities	$755,000

Cash flows Used in Operating Activities

Net cash used in operating activities was $(733,961) for the period from inception to December 31, 2025. The primary driver of cash usage was the net loss of $(1,274,729), partially offset by non-cash adjustments including stock-based compensation of $30,208 and direct payment of expenses by the majority shareholder of $110,839. Changes in working capital provided a net inflow of $399,721, primarily from increases in accounts payable of $407,777 and accrued expenses of $13,440, partially offset by increases in prepaid expenses of $(16,204) and security deposits of $(9,280).

Cash flows provided by Financing Activities

Net cash provided by financing activities was $755,000 for the period from inception to December 31, 2025, consisting of $330,000 in cash advances from the majority shareholder, Inflection Points, under the Company’s promissory note arrangement, and $425,000 in proceeds from the issuance of SAFE notes.

Critical Accounting Policies and Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements, as well as the reported amounts of expenses during the reporting period. The Company’s significant accounting estimates and policies are described in Note 3 to the audited financial statements. The following areas involve the most significant judgments and estimates:

SAFE Note Classification

The classification of SAFE notes requires significant judgment in evaluating applicable guidance under ASC 480, ASC 815-10, and ASC 815-40. The Company concluded that liability classification was appropriate at inception due to variable settlement provisions. Management will reassess classification at each reporting date based on changes in facts and circumstances.

Stock-Based Compensation

The Company estimates the fair value of common stock for purposes of determining the grant date fair value of equity awards. As a private company without an active trading market for its shares, the determination of fair value requires management judgment and consideration of various factors. The estimated fair value of common stock at the time of grant was $5.00 per share.

Income Taxes

The Company evaluates the realizability of its deferred tax assets on a quarterly basis and establishes a valuation allowance when it is more likely than not that all or a portion of the deferred tax assets will not be realized. Given the Company’s limited operating history and cumulative losses, a full valuation allowance has been established.

Off-Balance Sheet Arrangements

We do not have any off-balance sheet arrangements that have, or are reasonably likely to have, a material current or future effect on its financial condition, changes in financial condition, revenues, expenses, results of operations, liquidity, capital expenditures or capital resources.

Recent Accounting Pronouncements

See “Recent Accounting Pronouncements” described in Note 3 of our financial statements included elsewhere in this proxy statement.

Risk Factors and Uncertainties

The Company is subject to a number of risks and uncertainties that could significantly impact its financial condition and results of operations, including but not limited to: the Company’s limited operating history and development-stage status; dependence on the successful development and commercialization of its AI CFO platform; reliance on its principal shareholder for ongoing financial support; the need for additional capital to fund operations; competition from established financial technology companies and traditional financial advisory firms; regulatory risks associated with providing financial guidance and handling personal financial data; the ability to attract and retain qualified personnel; and general economic and market conditions affecting the financial technology sector. See the section of the proxy statement titled “Risks Related to CFO Silvia” for more information regarding the risks related to the Company.

The Company has not yet generated any revenue and may not achieve profitability for an extended period, if at all. There can be no assurance that the Company will successfully develop its platform, obtain additional financing on favorable terms, or achieve its business objectives.

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PRINCIPAL STOCKHOLDERS OF PROCAP FINANCIAL, INC.

The following table sets forth, as of the date of this proxy statement, the ownership of our securities by: (i) each of our directors, (ii) all persons who, to our knowledge, are the beneficial owners of more than 5% of the outstanding shares of Common Stock, (iii) each of the executive officers, and (iv) all of our directors and executive officers, as a group. Each person named in this table has sole investment power and sole voting power with respect to the shares of Common Stock set forth opposite such person’s name, except as otherwise indicated.

The following table is based upon information supplied by officers, directors and principal stockholders and Schedules 13G filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, ProCap believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 83,422,775 shares outstanding on February 10, 2026, adjusted as required by rules promulgated by the SEC.

Common Stock
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class
Anthony Pompliano(2)(3)	10,860,501	13.0%
Renae Cormier	-	-
Jeffrey Park(4)	508,250	*
Megan Pacchia	-	-
Kyle Wood	-	-
Gary Quin(5)	700,000	*
William H. Miller IV	30,000	*
Bill Koutsouras	-	-
Eric Jackson	-	-
All officers and directors as a group (9 individuals)	12,098,751	14.5%
Other 5% Shareholders
Inflection Points, Inc., d/b/a Professional Capital Management(2)	10,562,500	12.7%
Jane Street Global Trading, LLC(6)	5,618,339	6.7%
Anson Management GP LLC(7)	7,451,776	8.9%

* Represents beneficial ownership of less than 1%

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is 600 Lexington Avenue, Floor 2, New York, New York 10022.

(2)	Includes (i) 9,500,000 shares of Common Stock received in exchange for an equal number of Common Units and (ii) 1,062,500 shares of Common Stock received in exchange for 850,000 Preferred Units, held by Inflection Points. Anthony Pompliano is the controlling person and Chief Executive Officer of Inflection Points. Accordingly, Mr. Pompliano is deemed to have voting and investment control over the shares of Common Stock held by Inflection Points.

(3)	Includes 298,000 shares of Common Stock purchased in open market transaction(s) by Mr. Pompliano.

(4)	Includes (i) 500,000 shares of Common Stock received in exchange for an equal number of Common Units, transferred to Mr. Park by Inflection Points pursuant to that certain transfer agreement, entered into by Inflection Points and Mr. Park on August 27, 2025 (the “Park Transfer Agreement”) and (ii) 8,250 shares of Common Stock purchased in open market transaction(s) by Mr. Park.

(5)	Represents 700,000 shares of Common Stock received in exchange for equal number of shares of Class B common stock of CCCM (the “Class B Common Stock”) that Mr. Quin received upon conversion of an equal number of Class B Ordinary Shares of CCCM (the “Class B Ordinary Shares”) pursuant to the Domestication, because Mr. Quin received such Class B Ordinary Shares pursuant to the distribution of CCCM securities held by the Sponsor prior to the Domestication (the “Sponsor Distribution”).

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(6)	Represents (i) 5,618,339 shares of Common Stock, (ii) 1,538,000 shares of Common Stock underlying the Convertible Notes purchased by the holder, (iii) 1,902 Warrants to purchase shares of Common Stock, and (iv) 87,200 shares which the holder (or its affiliates) would be entitled to receive upon the exercise of certain call options currently held. The holder’s Convertible Notes are subject to a 9.99% beneficial ownership blocker. Jane Street Global Trading, LLC is a wholly owned subsidiary of Jane Street Group, LLC. Turner Batty and Matthew Berger are the members of Jane Street Group’s Management Committee who exercise dispositive power over the shares. Mr. Batty and Mr. Berger disclaim any beneficial ownership of the shares of Common Stock held by Jane Street Global Trading, LLC. The address of Jane Street Global Trading, LLC is 250 Vesey Street, 6th Floor, New York, New York 10281.

(7)	Represents 7,451,776 shares of Common Stock beneficially owned by Anson Funds Management LP (d/b/a Anson Funds), a Texas limited partnership, Anson Management GP LLC, a Texas limited liability company, Mr. Tony Moore, the principal of Anson Funds Management LP and Anson Management GP LLC, Anson Advisors Inc., an Ontario, Canada corporation, Mr. Amin Nathoo, a director of Anson Advisors Inc., and Mr. Moez Kassam, a director of Anson Advisors Inc. The shares held relate to the Common Stock of the Issuer purchased by one or more private funds to which Anson Funds Management LP and Anson Advisors Inc. serve as coinvestment advisors (collectively, the “Funds”). Anson Funds Management LP and Anson Advisors Inc. serve as coinvestment advisors to the Funds and may direct the vote and disposition of the 7,451,776 shares of Common Stock held by the Funds. As the general partner of Anson Funds Management LP, Anson Management GP LLC may direct the vote and disposition of the 7,451,776 shares of Common Stock held by the Funds. As the principal of Anson Fund Management LP and Anson Management GP LLC, Mr. Moore may direct the vote and disposition of the 7,451,776 shares of Common Stock held by the Funds. As directors of Anson Advisors Inc., Mr. Nathoo and Mr. Kassam may each direct the vote and disposition of the 7,451,776 shares of Common Stock held by the Funds. The address or principal business office for Anson Funds Management LP, Anson Management GP LLC and Mr. Moore: 16000 Dallas Parkway, Suite 800 Dallas, Texas 75248. For Anson Advisors Inc., Mr. Nathoo and Mr. Kassam: 181 Bay Street, Suite 4200 Toronto, ON M5J 2T3. Anson Funds Management LP is a limited partnership organized under the laws of the State of Texas. Anson Management GP LLC is a limited liability company organized under the laws of the State of Texas. Mr. Moore is a United States citizen. Anson Advisors Inc. is a corporation organized under the laws of Ontario, Canada. Mr. Nathoo and Mr. Kassam are Canadian citizens.

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides information as of December 31, 2025, regarding our compensation plans under which equity securities are authorized for issuance:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	-	-	8,516,660
Equity compensation plans not approved by security holders	-	-	-
Total	-	-	8,516,660

The Company’s stockholders approved the 2025 Equity Incentive Plan (“2025 Plan”) on December 5, 2025. Under the 2025 Plan, as modified, 8,516,660 shares of Common Stock are authorized for issuance to employees, officers, directors, consultants. The 2025 Plan authorizes the grant of nonqualified stock options and incentive stock options, restricted stock awards, restricted stock units, stock appreciation rights, under the 2025 Plan. The Company does not intend to make any additional grants under the 2025 Plan. There were no securities outstanding as of December 31, 2025 because nothing had been granted. There is no equity compensation plan not approved by the Company’s stockholders.

84

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Policies and Procedures for Related Party Transactions

Under Item 404 of SEC Regulation S-K, a related person transaction is any actual or proposed transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, including those involving indebtedness not in the ordinary course of business, to which we or our subsidiaries were or are a party, or in which we or our subsidiaries were or are a participant, in which the amount involved exceeded or exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years and in which any of our directors, nominees for director, executive officers, beneficial owners of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest.

We recognize that transactions between us and any of our directors or executives or with a third party in which one of our officers, directors or significant stockholders has an interest can present potential or actual conflicts of interest and create the appearance that our decisions are based on considerations other than the best interests of our Company and stockholders.

The audit committee of the Board is charged with responsibility for reviewing, approving and overseeing any transaction between the Company and any related person (as defined in Item 404 of Regulation S-K), including the propriety and ethical implications of any such transactions, as reported or disclosed to the audit committee by the independent auditors, employees, officers, members of the Board or otherwise, and to determine whether the terms of the transaction are not less favorable to us than could be obtained from an unaffiliated party

From time to time, we engage in transactions with related parties. The following is a summary of the related party transactions since January 1, 2024 requiring disclosure pursuant to Item 404 of Regulation S-K.

As part of the preferred equity subscription agreements, Inflection Points purchased 850,000 preferred units for $8,500,000.

On June 30, 2025, the Company entered into a promissory note (the “Promissory Note”) with Inflection Points, an entity under common control, for a principal sum of up to $1,000,000. On July 11, 2025, the Company entered into an amended and restated promissory note, to ensure the Company and Pubco are listed as recipients of the funds. On October 5, 2025, the Company entered into the second amended and restated the promissory note, to increase the allowable principal draws to be up to $2,000,000. During the period from June 17, 2025 (inception) through December 31, 2025, the Company received $1,878,004 of proceeds from the related-party Promissory Note and made $1,889,562 of repayments, as reflected in the accompanying consolidated statements of cash flows. In addition, $11,558 of amounts due to a related party were converted into the Promissory Note, which is presented as a non-cash financing activity. The Promissory Note bears no stated interest and was payable on the earlier of May 31, 2026 or the date on which the Company consummated the business combination. On December 5, 2025, in connection with the closing of the Business Combination, the Company repaid the outstanding balance of the Promissory Note. As of December 31, 2025, the outstanding balance on the Promissory Note was $0.

On October 1, 2025, the Company entered into a commercial sublease agreement with Inflection Points. The sublease terms allow the Company to occupy the premises on a month-to month arrangement starting on October 1, 2025, and ending upon notice of 60 days from either party to the other party. The monthly rent payment under the agreement is $19,600. For the period from June 17, 2025 (Inception) through December 31, 2025, the Company recorded $58,800 of rent expense in the consolidated statement of operations.

Director Independence

Our Common Stock is listed on the Nasdaq Global Market. Under applicable rules of the Nasdaq Global Market, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries.

The Company’s Board has affirmatively determined that currently two of its four directors (Anthony Pompliano and Gary Quin) are non-independent directors of the Company and two of its four directors (Bill Koutsouras and Eric M. Jackson) are independent directors of the Company as defined in the Nasdaq standards. Mr. Miller resigned effective January 20, 2026, so a majority of the members of our Board are not independent. The Board is looking to fill Mr. Miller’s vacancy.

85

AUDIT MATTERS

Report of the Audit Committee

The audit committee oversees the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the audit committee reviewed and discussed with management the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, including a discussion of the quality, not just the acceptability, of the accounting principles; the reasonableness of significant judgments; and the clarity of disclosures in the financial statements.

The audit committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the audit committee including, but not limited to, the standards under Public Company Accounting Oversight Board Rule 3526, and the audit committee has discussed any items required to be communicated to it by the independent auditors in accordance with regulations promulgated by the SEC and the Public Company Accounting Oversight Board and standards established by the American Institute of Certified Public Accountants and the Independence Standards Board.

The audit committee has received from the independent auditors a letter describing any relationships with the Company that may bear on their independence and has discussed with the independent auditors the auditors’ independence from the Company and its management. As part of this process, the audit committee has reviewed the audit fees of the independent auditors. It has also reviewed non-audit services and fees to assure compliance with regulations prohibiting the independent auditors from performing specified services that might impair their independence as well as compliance with the Company’s and the audit committee’s policies. The audit committee discussed with the Company’s internal and independent auditors the overall scope and plans for their respective audits. The audit committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC.

Audit Committee:

Bill Koutsouras, Chair

Eric Jackson

Policy for Pre-Approval of Audit and Non-Audit Services

The audit committee’s policy is to pre-approve all audit and permissible non-audit services to be provided by the independent auditors. These services include audit services, audit-related services, tax services and other services. During the year, circumstances may arise when it may become necessary to engage the independent auditors for additional services not contemplated in the original pre-approval. In those instances, the audit committee requires specific pre-approval before engagement.

The audit committee has delegated pre-approval authority to the Chair of the audit committee for those instances when pre-approval is needed prior to a scheduled audit committee meeting. The Chair of the audit committee must report on such pre-approvals at the next scheduled audit committee meeting.

Independent Auditors

MaloneBailey LLP (“MaloneBailey”), audited the Company’s financial statements included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2025. MaloneBailey has served as the independent auditors of the Company since June 17, 2025.

Audit and Non-Audit Fees

Set forth below are the fees billed by MaloneBailey in connection with services rendered to the Company during the fiscal year ended December 31, 2025:

FY2025
Audit Fees(1)	$344,060
Audit-Related Fees(2)	$-
Tax Fees(3)	$-
All Other Fees(4)	$-
Total	$344,060

(1)	Audit Fees. Audit Fees consist of professional services rendered in the audit of the Company’s annual financial statements, review of the Company’s quarterly financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, such as comfort letters, statutory audits, attest services, consents and assistance with reporting requirements.
(2)	Audit-Related Fees. Audit-Related Fees consist of assurance, attestation and other related services performed by the independent auditor that are reasonably related to the performance of the audit or review of financial statements and may include, among others, employee benefit plan audits, due diligence related to mergers and acquisitions, internal control reviews and consultation regarding financial accounting and reporting standards. No such fees were incurred during fiscal 2025.
(3)	Tax Fees. Tax Fees consist of services performed by the independent auditor for tax compliance, tax planning and tax advice. No such fees were incurred during fiscal 2025.
(4)	All Other Fees. All other fees consist of fees for products and services other than Audit, Audit-Related, and Tax services. No such fees were incurred during fiscal 2025.

86

FUTURE STOCKHOLDER PROPOSALS

ProCap’s stockholders may submit proposals on matters appropriate for stockholder action at meetings of ProCap’s stockholders in accordance with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be included in ProCap’s proxy materials relating to ProCap’s 2027 annual meeting of stockholders, all applicable requirements of Rule 14a-8 must be satisfied and such proposals must be received by ProCap no later than November 27, 2026. However, if ProCap’s 2027 annual meeting of stockholders is not held between February 25, 2027 and April 26, 2027, then the deadline will be a reasonable time prior to the time ProCap begins to print and mail its proxy materials.

To be considered for inclusion as a director nominee in the proxy statement relating to our 2027 annual meeting of stockholders, the notice must comply with Rule 14a-9 under the Exchange Act, and include certain information concerning the nominee or proposal, as the case may be, and information concerning the proposing or nominating stockholder’s ownership of and agreements related to our stock, the nominee’s name and qualifications for Board membership, information regarding the candidate as would be required to be included in a proxy statement filed pursuant to SEC regulations, and a written indication by the recommended candidate of her or his willingness to serve. For all business proposed to be brought to the 2027 annual meeting other than director nominations, a proposing stockholder’s notice must be delivered to or mailed and received at the Company’s principal office on or before December 27, 2026 (without regard to any postponements or adjournments of such meeting after the notice was first given). The notice must include a brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting, the text of any proposal or business, and any substantial interest in such business of such stockholder and the beneficial owner (within the meaning of Section 13(d) of the Exchange Act), and description of all agreements, arrangements or understandings between or among such stockholder, the beneficial owner, if any, on whose behalf the proposal is being made, any of their affiliates or associates, and any other person or persons (including their names) in connection with the proposal of such business. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. Proposals should be addressed to our Corporate Secretary at:

ProCap Financial, Inc.

600 Lexington Avenue

Floor 2

New York, NY 10022

(305) 938-0912

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

This proxy statement, the Notice of Annual Meeting of Stockholders, and our form of proxy card are available for viewing, printing and downloading at https://investors.procapfinancial.com/financial-information/sec-filings. To view these materials please have your control number(s) available that appears on your Notice or proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

Additionally, our Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended December 31, 2025, is available for viewing on the SEC at www.sec.gov, or in the “SEC Filings” section of the “Investor Relations” section of our website at https://www.procapfinancial.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to us at 600 Lexington Avenue, Floor 2, New York, NY 10022, Attention: Investor Relations. Exhibits will be provided upon written request and payment of an appropriate processing fee.

87

STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you currently receive multiple proxy statements and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by contacting us at 600 Lexington Avenue, Floor 2, New York, NY 10022, Attention: Corporate Secretary, phone number (305) 938-0912.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. Such filings are made available on our Internet website, www.procapfinancial.com, as soon as reasonably practicable after they are filed with, or furnished to, the SEC. The information on our website is not, and shall not be deemed to be, a part of this Proxy Statement or incorporated into any other filings we make with the SEC. The SEC maintains an Internet site, www.sec.gov, which contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC, including the Company.

INFORMATION INCORPORATED BY REFERENCE

This proxy statement incorporates by reference the documents listed below that ProCap has previously filed with the SEC (other than, in each case, documents or information deemed to have been furnished and not filed in accordance with SEC rules). They contain important information about ProCap and its financial condition.

●	Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on February 18, 2026.

●	Current Reports on Form 8-K filed with the SEC on January 23, 2026 and February 9, 2026.

●	the description of ProCap’s Capital Stock contained in its registration statement on Form 8-A, filed with the SEC on December 5, 2025, as the description therein has been updated and superseded by the description of ProCap’s Capital Stock contained in Exhibit 4.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the SEC on February 18, 2026, and including any amendments and reports filed for the purpose of updating such description.

To the extent that any information contained in any report on Form 8-K, or any exhibit thereto, was furnished to, rather than filed with, the SEC by ProCap, such information or exhibit is specifically not incorporated by reference.

In addition, ProCap incorporates by reference any future filings it may make with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and before the date of the ProCap Annual Meeting (excluding any current reports on Form 8-K to the extent disclosure is furnished and not filed). Those documents are considered to be a part of this proxy statement, effective as of the date they are filed. In the event of conflicting information in these documents, the information in the latest filed document should be considered correct.

ProCap has supplied all information contained in this proxy statement relating to ProCap, and CFO Silvia has supplied all information contained in this proxy statement relating to CFO Silvia.

If you would like to request documents from ProCap, please send a request in writing or by telephone to either ProCap or CFO Silvia at the following addresses:

ProCap Financial, Inc.

600 Lexington Avenue

Floor 2

New York, NY 10022

Telephone: (305) 938-0912

CFO Silvia, Inc

535 Mission Street, Office 1644

San Francisco, CA 94105

By Order of the Board of Directors,

/s/ Anthony Pompliano
Name:	Anthony Pompliano
Title:	Chairman & Chief Executive Officer
March 2, 2026

88

PROCAP’S AUDITED CONSOLIDATED FINANCIAL STATEMENTS

For ProCap’s audited consolidated financial statements, please refer to the section entitled “Financial Statements” set forth in ProCap’s Annual Report on Form 10-K for the year ended December 31, 2025 as filed with the SEC on February 18, 2026.

89

CFO SILVIA, INC AUDITED FINANCIAL STATEMENTS

CFO SILVIA INC.
FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2025 AND FOR THE PERIOD FROM SEPTEMBER 19, 2025 (INCEPTION) TO DECEMBER 31, 2025

F-1

CFO SILVIA INC.

INDEX TO THE FINANCIAL STATEMENTS

	Page
Report of Independent Registered Public Accounting Firm (PCAOB ID #0089)	1
Financial Statements:	
Balance sheet at December 31, 2025	2
Statement of Operations for the period from September 19, 2025 (inception) to December 31, 2025	3
Statement of Changes in Stockholders' Equity for the period from September 19, 2025 (inception) to December 31, 2025	4
Statement of Cash Flows for the period from September 19, 2025 (inception) to December 31, 2025	5
Notes to Financial Statements	6-13

F-2

ACCOUNTANTS + ADVISORS

ROSENBERG RICH BAKER BERMAN, P.A. www.rrbb.com

265 Davidson Avenue, Suite 210 • Somerset, NJ 08873-4120 • Phone 908-231-1000 • Fax 908-231-6894

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
CFO Silvia, Inc.

Opinion on the Financial Statements

We have audited the accompanying balance sheet of CFO Silvia, Inc. (the Company) as of December 31, 2025, and the related statement of operations, stockholders' equity, and cash flows for the year ended December 31, 2025, and the related notes (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2025, and the results of its operations and its cash flows for the year ended December 31, 2025 are in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB) and in accordance with auditing standards generally accepted in the United States of America (GAAS). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Company's auditor since 2025.

Rosenberg Rich Baker Berman, P.A.

Somerset, New Jersey
January 30, 2026

1

"RRBB" is the brand name under which Rosenberg Rich Baker Berman, P.A. and RRBB Advisors, LLC, and its subsidiary entities, including CFO Financial Partners LLC, provide professional services. Rosenberg Rich Baker Berman, P.A. and RRBB Advisors, LLC (and its subsidiary entities) practice as an alternative practice structure in accordance with the AICPA Code of Professional Conduct and applicable laws, regulations, and professional standards. Rosenberg Rich Baker Berman, P.A. is a licensed independent CPA firm that provides attest services to its clients, and RRBB Advisors, LLC, and its subsidiary entities provide tax and business consulting services to their clients. RRBB Advisors, LLC, and its subsidiary entities are not licensed CPA firms.

F-3

CFO SILVIA INC.
BALANCE SHEET
DECEMBER 31, 2025

ASSETS		
Current Assets		
Cash and cash equivalents	$	21,039
Prepaid expenses and other current assets		16,204
Total Current Assets		37,243
Security Deposits		9,280
TOTAL ASSETS		46,523
LIABILITIES AND STOCKHOLDERS' DEFICIT		
Current Liabilities		
Accounts payable		407,777
Accrued expenses		13,440
Other current liabilities		3,988
Total Current Liabilities		425,205
Promissory Note - Related Party		440,839
SAFE Notes		425,000
Total Liabilities		1,291,044
Commitments and Contingencies (See Note 7)		
Stockholders' Deficit		
Preferred Stock, $0.001 par value, 2,000,000 authorized, none issued and oustanding as of December 31, 2025		-
Common Stock, $0.001 par value, 10,000,000 authorized, 8,000,000 issued and outstanding as of December 31, 2025		8,000
Additional paid-in capital		30,208
Subscription receivable		(8,000)
Accumulated Deficiit		(1,274,729)
Total Stockholders' Deficit		(1,244,521)
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$	46,523

The accompanying notes are an integral part of these financial statements.

2

F-4

CFO SILVIA INC.

STATEMENT OF OPERATIONS

General and admininstrative expenses	$	$489,983
Research and development expenses		784,746
Loss from operations		(1,274,729)
Provision for income taxes		-
Net loss	$	(1,274,729)
Weighted average shares outstanding		8,000,000
Basic and diluted loss per share	$	(0.16)

The accompanying notes are an integral part of these financial statements.

3

F-5

CFO SILVIA INC.

STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIT

	Common stock					
	Shares	Amount	Additional paid-in Capital	Subscription Receivable	Accumulated Deficit	Total Stockholders' Deficit
Balance, September 19, 2025 (inception)	-	$ -	$ -	$ -	$ -	$ -
Issuance of founders' shares	8,000,000	8,000		(8,000)		-
Stock- based compensation			30,208			30,208
Net loss					(1,274,729)	(1,274,729)
Balance, December 31, 2025	8,000,000	$ 8,000	$ 30,208	$ (8,000)	$ (1,274,729)	$ (1,244,521)

The accompanying notes are an integral part of these financial statements.

4

F-6

CFO SILVIA INC.

STATEMENT OF CASH FLOWS

Cash Flows from Operating Activities:		
Net Income (Loss)	$	(1,274,729)
Adjustments to reconcile net loss to net cash used in operating activities:		
Stock-based compensation		30,208
Direct payment of expenses by majority shareholder		110,839
Changes in Working Capital accounts:		
Prepaid expenses and other current assets		(16,204)
Security deposits		(9,280)
Accounts Payable		407,777
Accrued expenses		13,440
Other current liability		3,988
Net cash used in operating activities		(733,961)
Cash flows from financing activities:		
Cash Advances from Majority Shareholder		330,000
Proceeds from SAFE Notes		425,000
Net cash provided by financing activities		755,000
NET CASH INCREASE FOR PERIOD		21,039
Cash at beginning of period		-
CASH AT END OF PERIOD	$	21,039
Non-cash financing and investing activities:		
Issuance of founders' shares for a subscription receivable	$	8,000

The accompanying notes are an integral part of these financial statements.

5

F-7

F-8

Note 3 — Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles ("GAAP"), expressed in U.S. dollars. References to GAAP issued by Financial Accounting Standards Board ("FASB") in these accompanying notes to the financial statements are to the FASB Accounting Standards Codification ("ASC"). The financial statements have been prepared assuming the Company will continue as a going concern.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires the Company's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Making estimates requires management to exercise significant judgment. Such estimates may be subject to change as more current information becomes available and accordingly the actual results could differ significantly from those estimates. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. The Company evaluates its estimates on an ongoing basis and makes revisions to these estimates.

Segment Information

ASC 280, "Segment Reporting" ("ASC 280"), defines operating segments as components of an enterprise where discrete financial information is available that is evaluated regularly by the chief operating decision-maker ("CODM") in deciding how to allocate resources and in assessing performance. The Company operates as a single operating segment. The Company's CODM is the chief executive officer, who has ultimate responsibility for the operating performance of the Company and the allocation of resources. The CODM uses cash flows and net income (loss) per the statement of operations as the primary measures to manage the business and does not segment the business for internal reporting or decision making.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution. Cash accounts in a financial institution may at times exceed the Federal Depository Insurance Corporation limit.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. At December 31, 2025, there were no cash equivalents.

Prepaid Expenses

Prepaid expenses represent costs incurred for goods or services that will be received in future periods. These costs are recorded as assets when payment is made in advance of the receipt of the related goods or services and are expensed systematically over the period in which the related economic benefits are consumed.

Fair Value of Financial Instruments

7

F-9

The fair value of the Company's cash, current assets and current liabilities approximate the carrying amounts represented in the accompanying balance sheet, due to their short-term nature.

Fair value is defined as the price which would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier fair value hierarchy which prioritizes the inputs used in the valuation methodologies is as follows:

Level 1 Inputs - Unadjusted quoted prices in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.

Level 2 Inputs - Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These might include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, volatilities, prepayment speeds, credit risks, etc.) or inputs that are derived principally from or corroborated by market data by correlation or other means.

Level 3 Inputs - Unobservable inputs for determining the fair values of assets or liabilities that reflect an entity's own assumptions about the assumptions that market participants would use in pricing the assets or liabilities.

As of December 31, 2025, the Company did not hold any financial assets or liabilities that were measured at fair value on a recurring or nonrecurring basis

Research and Development Cost

The Company accounts for research and development cost ("R&D") in accordance with ASC Topic 730, "Research and Development". R&D costs are expensed as incurred.

Loss Per Share

Basic loss per common share is computed by dividing the net loss by the weighted average common shares outstanding for the period. Diluted loss per share is computed by giving effect to all potential shares of common stock to the extent dilutive. For the period from September 19, 2025 (inception) to December 31, 2025, the Company's diluted weighted-average shares outstanding is equal to basic weighted-average shares. No common stock equivalents were included in the computation of diluted net loss per unit since such inclusion would have been antidilutive. At December 31, 2025, potentially dilutive securities include 60,000 restricted stock awards.

Related party and related-party transactions

Related parties, which can be a corporation or individual, are considered to be related if the Company has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions. Companies are also considered to be related if they are subject to common control or common significant influence, such as a family member or relative, shareholder, or a related corporation.

Transactions involving related parties cannot be presumed to be carried out on an arm's-length basis, as the requisite conditions of competitive, free-market dealings may not exist. Representations about transactions with related parties, if made, shall not imply that the related party transactions were consummated on terms equivalent to those that prevail in arm's-length transactions unless such

8

F-10

representations can be substantiated. It is not, however, practical to determine the fair value of amounts due to or from related parties due to their related-party nature.

Financial Instruments

The Company evaluates all of its financial instruments, including issued SAFE notes, to determine if such instruments should be liability classified and/or are derivatives or contain features that qualify as embedded derivatives, pursuant to *ASC 480, ASC 815-40* and *ASC 815-15*. The classification of financial instruments, including whether such instruments should be recorded as liabilities or as equity, is re-assessed at the end of each reporting period.

Income Taxes

The Company follows the asset and liability method of accounting for income taxes under ASC Topic 740, Income Taxes ("ASC 740"). Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

ASC740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits as of December 31, 2025.

In 2026, the Company expects to file its first tax return for the period ending December 31, 2025. To date, the Company has generated net operating losses. Given the recoverability of these net operating losses are uncertain, a full valuation allowance has been recorded, therefore the tax provision is zero.

Stock Based Compensation

The Company complies with ASC 718 Compensation — Stock Compensation regarding shares granted to directors, officers and vendors of the Company by measuring the grant date fair value of the award and recognizing the resulting expense over the period required to perform service in exchange for the award. Equity-based compensation expense is only recognized for awards subject to performance conditions if it is probable that the performance condition will be achieved. The Company accounts for forfeitures when they occur.

Leases

The Company accounts for leases in accordance with ASC Topic 842, Leases. The Company has elected the short-term lease practical expedient permitted by ASC 842 for leases that have a lease term of 12 months or less and do not include a purchase option that the Company is reasonably certain to exercise. As a result, the Company does not recognize right-of-use assets or lease liabilities for such leases and records lease payments as lease expense on a straight-line basis over the lease term in general and administrative expenses.

Recent Accounting Pronouncements

9

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On November 4, 2024, the FASB issued ASU 2024-03, Disaggregation of Income Statement Expenses (DISE), requiring additional disclosure of the nature of expenses included in the statement of operations. The new standard requires disclosures about specific types of expenses included in the expense captions presented on the face of the statement of operations as well as disclosures about selling expenses. The standard is effective for annual reporting periods beginning after December 15, 2026 and interim reporting periods within annual reporting periods beginning after December 15, 2027.

The Company's management does not believe that any other recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company's financial statements.

Note 4 — SAFE Notes

In October 2025, the Company executed four Simple Agreement for Future Equity ("*SAFEs*"), each with a $40,000,000 post-money valuation cap and no discount, for total proceeds of $425,000. The SAFEs provide investors with a contractual right to future equity upon specified triggering events (Equity Financing, Liquidity Event, Dissolution Event). Investors do not have voting or stockholder rights prior to conversion, transfer is restricted, and the instruments terminate upon conversion or payment in applicable events.

For accounting purposes: (1) each SAFE is freestanding and equity-linked, (2) not an ASC 480 liability at inception, (3) not a derivative within ASC 815-10, but (4) equity classification is precluded because of the variable settlement based on criterion 2 of ASC 815-40-15 paragraph 7. Accordingly, initial classification was a liability, with subsequent accounting analyzing considerations of reclassification between liability and equity based on future events and then ultimately reflecting extinguishment to equity upon conversion in an Equity Financing, or cash settlement in a qualifying Liquidity/Dissolution event, consistent with the liquidation priority specified (junior to debt, pari passu with SAFEs/Preferred, senior to common). As of December 31, 2025, the Company has recorded a SAFE liability of $425,000.

Note 5 — Stockholders' Deficit

Common Stock
The Company is authorized to issue 10,000,000 shares of $0.001 par value of common stock, and as of December 31, 2025, the Company had 8,000,000 shares of common stock issued and outstanding.

Preferred Stock
The Company is authorized to issue 2,000,000 shares of $0.001 par value of common stock. The board of directors (the "Board") is authorized to provide, out of the unissued shares of preferred stock, for one or more series of preferred stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers, if any, of the shares of such series, and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations, or restrictions thereof, of the shares of such series. The powers, preferences and relative, participating, optional and other special rights of each series of preferred stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. As of December 31, 2025, the Company had no shares of preferred stock issued and outstanding.

Note 6 — Stock-Based Compensation

Equity Incentive Plan

On September 19, 2025, the Company adopted an Equity Incentive Plan (the "Plan"). The purpose of the plan is to attract, retain, motivate, and reward employees, founders, directors, advisors, consultants, and other service providers by providing equity-based

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incentives aligned with stockholder interests. The Plan shall be administered by the Board of Directors or a duly authorized committee. Employees, founders, directors, advisors, consultants, and other service providers of the Company or its Affiliates are eligible to receive Awards. The maximum number of shares reserved under the Plan shall be 400,000 shares of Common Stock, subject to adjustment. Awards may include Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Restricted Stock Units, SARs, and other equity-based awards. Unless otherwise specified, Awards vest over four (4) years with a one (1) year cliff and monthly vesting thereafter, subject to continued service. Unvested Awards are forfeited upon termination of service, unless otherwise provided in an Award Agreement. The Company has made the policy election to account for forfeitures as they occur.

Restricted Stock Awards

		Awards		Weighted Average Grant Date fair value
Balance at September 19, 2025 (inception)		-	$	
Granted		80,000		5.00
Vested		-		
Forfeited		(20,000)	$	5.00
Balance at December 31, 2025	$	60,000	$	5.00

For the period from September 19, 2025 (inception) to December 31, 2025, the Company recorded stock-based compensation of $30,208 which has been recorded in general and administrative expenses in the accompanying statement of operations. As of December 31, 2025, the unrecognized compensation cost for RSAs issued was $269,792 and will be recognized over an estimated weighted-average amortization period of 4.7 years. The fair values of RSAs is based on the fair value of the Company's common stock on the date of the grant.

Note 7 — Commitments and Contingencies

The Company may, from time to time enter into contractual relationships that contain indemnification provisions in its normal course of business with other parties. The Company may agree to hold other parties harmless against specific losses, such as those that could arise from a breach of representation, covenant, or third party infringement claims. It may not be possible to determine the maximum potential amount of liability under such indemnification agreements due to the unique facts and circumstances that are likely to be involved in each particular claim and indemnification provision. Historically, there have been no such indemnification claims. Management believes any liability arising from these agreements will not be material to the Company's financial statements. As of December 31, 2025, there were no such contractual relationships.

The Company may, from time to time, be involved in legal proceedings, legal actions, and claims arising in the normal course of business, including proceedings relating to intellectual property, safety and health, employment and other matters. Management believes that the outcome of such legal proceedings, legal actions, and claims will not have a significant adverse effect, individually, or in the aggregate, on the Company's financial position, results of operations or cash flows. As of December 31, 2025, there were no such legal proceedings, legal actions or claims.

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Note 8 — Related Party Transactions

Promissory Note

On September 19, 2025, the Company entered into a promissory note with Inflection Points, the majority shareholder, which allows them to borrow up to $700,000. The note is non-interest bearing and has a maturity date of two years from the date of issuance. The outstanding Principal Amount shall become immediately due and payable upon the occurrence of a Qualifying Event, defined as: (a) a Change in Ownership of the Borrower, meaning any transaction or series of related transactions resulting in the transfer, directly or indirectly, of more than fifty percent (50%) of the voting power or equity interests of the Borrower; (b) a merger, consolidation, reorganization, or sale of all or substantially all of the assets of the Borrower; or (c) any transaction having a substantially similar economic effect. As of December 31, 2025, the amount outstanding was $440,839 and is shown as Promissory Note - Related Party on the accompanying balance sheet.

Subscription Receivable

The shareholders received their 8,000,000 founder shares at par value upon inception. As of December 31, 2025, the $8,000 had not yet been contributed by the shareholders and is shown as a subscription receivable in the statement of stockholders' deficit.

Note 9 — Segment Information

The CODM assesses performance for the single segment and decides how to allocate resources based on net loss that also is reported on the statements of operations as net loss. As the Company is in the start-up phase, the CODM currently reviews net income (loss) as reported on the statement of operations as the Company's measure of profit and loss, specifically general and administrative and research and development expenses to manage and forecast cash to ensure enough capital is available to achieve its business plan over the short-term period (i.e. less than a year). The CODM also reviews general and administrative costs and research and development expenses to manage, maintain and enforce all contractual agreements to ensure costs are aligned with all agreements and budget. General and administrative costs and research and development expenses, as reported on the statement of operations, are the significant segment expenses provided to the CODM on a regular basis.

Note 10 — Retirement Plan

The Company maintains a defined contribution retirement plan under Section 401(k) of the Internal Revenue Code (the "401(k) Plan"), which covers substantially all eligible employees. Employees may elect to contribute a portion of their eligible compensation to the 401(k) Plan, subject to annual limits established by the Internal Revenue Service. The Company does not make matching or discretionary contributions to the 401(k) Plan. Employee contributions are recorded as compensation expense in the period in which the related services are rendered.

Note 11 — Subsequent Events

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statements were available to be issued. Based upon this review, other than as described in Note 1 and below, the Company did not identify any other subsequent events that would have required adjustment or disclosure in the financial statements.

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Annex A

Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”.

Portions of this exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The Registrant undertakes to furnish a copy of all omitted schedules and exhibits to the U.S. Securities and Exchange Commission upon its request.

The omitted schedules and exhibits are (i) not material and (ii) customarily treated by the Registrant as private and confidential.

AGREEMENT AND PLAN OF MERGER

BY AND AMONG

PROCAP FINANCIAL, INC.,

CFO SILVIA, INC,

SILVIA MERGER SUB, INC.,

THE SELLERS PARTY HERETO,

AND

Shain Noor,

AS STOCKHOLDER REPRESENTATIVE

FEBRUARY 9, 2026

-i-

Article V Additional Agreements		26
5.1	280G Matters	26
5.2	Issuance of Purchaser Capital Stock	26
5.3	Access to Information	26
5.4	Expenses	27
5.5	Further Actions	27
5.6	Tax Matters	29
5.7	Employee Matters	31
5.8	Contract Notices, Consents	31
5.9	Company Closing Statement; Spreadsheet	31
5.10	Assumption/Payment of Debt; Release of Encumbrances	32
5.11	Confidentiality	32
5.12	Public Announcements	32
5.13	Closing Certificates	33
5.14	Noor Employment Agreement	33
5.15	Non-Competition Agreements	33
5.16	Lock-Up Agreements	33
5.17	Joinders	33
5.18	SAFE Termination Agreements	34
5.19	Registration Rights Agreement	34
5.20	Director and Officer Insurance	34

Article VI Conditions to the Merger		34
6.1	Conditions to the Obligations of Each Party to Effect the Merger	34
6.2	Conditions to the Obligations of Purchaser and Merger Sub	35
6.3	Conditions to the Obligations of the Company	37

Article VII Termination, Amendment and Waiver		37
7.1	Termination	37
7.2	Effect of Termination	38
7.3	Amendment	38
7.4	Extension; Waiver	38

Article VIII Survival; Indemnification		39
8.1	Survival of Representations, Warranties and Covenants	39
8.2	Indemnification	39
8.3	Limitations on Indemnification	39
8.4	Indemnification Claim Process for Third Party Claims	40
8.5	Indemnification Procedures for Non-Third Party Claims	41
8.6	Effect of Investigation	42
8.7	Clawback of Public Company Common Stock
8.8	Exclusive Remedy	42
8.9	Tax Treatment of Indemnity Payments	42

Article IX General Provisions		42
9.1	Notices	42
9.2	Interpretation	43
9.3	Counterparts	44
9.4	Entire Agreement; Parties in Interest	44
9.5	Assignment	44
9.6	Severability	44
9.7	Specific Performance and Other Remedies	45
9.8	Governing Law	45
9.9	Rules of Construction	45
9.10	WAIVER OF JURY TRIAL	45
9.11	Stockholder Representative	45

-ii-

Appendixes

Appendix A	-	Defined Terms

Exhibits and Schedules

Exhibit A	-	Form of Certificate of Merger
Exhibit B	-	Form of Lock-Up Agreement
Exhibit C	-	FIRPTA Certification
Exhibit D	-	FIRPTA Notification Letter

-iii-

Agreement and Plan of Merger

This Agreement and Plan of Merger (this “Agreement”) is made and entered into as of February 9, 2026 (the “Agreement Date”), by and among ProCap Financial, Inc., a Delaware corporation (“Purchaser”), Silvia Merger Sub, Inc., a Delaware corporation and direct wholly-owned Subsidiary of Purchaser (“Merger Sub”), CFO Silvia, Inc, a Delaware corporation (the “Company”), Inflection Points Inc, a Delaware corporation (“Inflection Points”), Shain Noor, an individual (“Noor” and, together with Inflection Points, “Sellers”), and Shain Noor, solely in his capacity as the agent for and on behalf of the Company Stockholders under this Agreement (the “Stockholder Representative”).

Recitals

Whereas, the board of directors (or authorized committee thereof) of each of Merger Sub, the Company and Purchaser have determined that it would be advisable and in the best interests of each corporation and its stockholders that Purchaser acquire the Company through the statutory merger of Merger Sub with and into the Company, pursuant to which the Company would become a wholly-owned Subsidiary of Purchaser (the “Merger”), upon the terms and conditions set forth in this Agreement and in accordance with the applicable provisions of Delaware Law, and in furtherance thereof, have approved this Agreement, the Merger and the other transactions contemplated by this Agreement and those of the Company Related Agreements to which their respective entities are a party;

Whereas, pursuant to the Merger, among other things, all of the issued and outstanding shares of Company Capital Stock shall be converted into the right to receive shares of Purchaser Capital Stock in the manner, and on the terms and subject to the conditions, set forth herein;

Whereas, the Company Stockholders representing all of the issued and outstanding shares of Company Capital Stock have approved this Agreement and the Merger;

Whereas, contemporaneously with the Closing, Shain Noor will enter into a Non-Competition and Non-Solicitation Agreement (the “Non-Competition Agreements”), in a form reasonably acceptable to Purchaser;

Whereas, Anthony Pompliano previously entered into that certain Non-Competition and Non-Solicitation Agreement, dated as of June 23, 2025, by and among Purchaser, Anthony Pompliano, Columbus Circle Capital Corp I, and the other parties thereto;

Whereas, contemporaneously with the Closing, each of the Equityholders will enter into a Lock-Up Agreement, in a form reasonably acceptable to Purchaser;

Whereas, for U.S. federal (and applicable state and local) income tax purposes, it is intended that (i) the Merger qualifies as a “reorganization” within the meaning of Section 368(a) of the Code and the Treasury Regulations promulgated thereunder, (ii) this Agreement constitutes and is hereby adopted as a “plan of reorganization” for purposes of Sections 354 and 361 and within the meaning of Section 368 of the Code and Treasury Regulations Sections 1.368-2(g) and 1.368-3(a), (iii) each of the parties hereto be a “party to the reorganization” within the meaning of Section 368(b) of the Code, and (iv) the Purchaser Capital Stock issued to the Company Stockholders and SAFE Holders at the Closing, the Escrow Shares, and the Earnout Shares issued to the Company Stockholders and SAFE Holders shall be treated as issued pursuant to such reorganization within the meaning of Section 368(a) of the Code; provided, however, that (i) a portion of the Earnout Shares shall be treated as imputed interest income pursuant to Section 483 of the Code, and (ii) any Earnout Shares issued to Noor shall be treated, in accordance with the principles of Rev. Rul. 2007-49, 2007-2 C.B. 237, as compensation for services (subject to all applicable withholding Taxes) to the extent that (x) the fair market value of such Earnout Shares as of the date such Earnout Shares become “substantially vested” is greater than (y) the fair market value of such Earnout Shares as of the Closing Date, in each case, determined by reference to the closing price of such Earnout Shares (collectively, the “Intended Tax Treatment”); and

Whereas, each of the Company and Purchaser desire to make certain representations, warranties, covenants and other agreements in connection with the Merger as set forth herein.

Now, Therefore, in consideration of the representations, warranties, covenants and other agreements of each party contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, the parties hereto hereby agree as follows:

Article I

The Merger

1.1 Certain Definitions. Unless specifically indicated otherwise, capitalized terms used in this Agreement, including the Schedules and Exhibits hereto, shall have the meanings assigned to such terms in this Agreement, including the Recitals, Appendix A and the Schedules hereto.

1.2 The Merger. At the Effective Time, on the terms and subject to the conditions set forth in this Agreement, the Certificate of Merger and the applicable provisions of Delaware Law, Merger Sub shall merge with and into the Company, the separate corporate existence of Merger Sub shall cease and the Company shall continue as the surviving corporation and shall become a direct wholly-owned Subsidiary of Purchaser. The Company, as the surviving corporation after the Merger, is hereinafter sometimes referred to as the “Surviving Corporation”.

1.3 Closing. Unless this Agreement is earlier terminated pursuant to Section 7.1 hereof, the closing of the Merger (the “Closing”) shall take place remotely by the electronic exchange and release of counterpart signature pages on the second (2nd) Business Day following the satisfaction or waiver (to the extent permitted hereunder) of the conditions set forth in Article VI hereof (other than those conditions that, by their nature, are to be satisfied at the Closing, but subject to the satisfaction or waiver (to the extent permitted hereunder) of such conditions at the Closing), unless another date or place is mutually agreed upon in writing by Purchaser and the Company. The date upon which the Closing actually occurs shall be referred to herein as the “Closing Date”.

1.4 Effective Time. At the Closing, Merger Sub and the Company shall cause a certificate and plan of merger to be executed and filed with the Secretary of State of the State of Delaware, in accordance with the relevant provisions of Delaware Law (the “Certificate of Merger”), and the Merger shall become effective upon the time of acceptance by the Secretary of State of the State of Delaware of such filing or such later time as may be agreed to by Purchaser and the Company in writing (and set forth in the Certificate of Merger). The date and time when the Merger shall become effective is referred to herein as the “Effective Time”.

1.5 Effect of the Merger. At the Effective Time, the effect of the Merger shall be as provided in this Agreement, the Certificate of Merger and the applicable provisions of Delaware Law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the property, rights, privileges, powers and franchises of the Company and Merger Sub shall vest in the Surviving Corporation, and all claims, obligations, liabilities, debts and duties of the Company and Merger Sub shall become claims, obligations, liabilities, debts and duties of the Surviving Corporation.

1.6 Certificate of Incorporation and Bylaws. At the Effective Time, the certificate of incorporation of the Surviving Corporation shall be amended and restated as of the Effective Time to be identical to the certificate of incorporation of Merger Sub as in effect immediately prior to the Effective Time, until thereafter amended in accordance with Delaware Law and as provided in such certificate of incorporation; provided, however, that at the Effective Time, Article I of the certificate of incorporation of the Surviving Corporation shall be amended and restated in its entirety to read as follows: “The name of the corporation is CFO Silvia, Inc”. At the Effective Time, the bylaws of the Surviving Corporation shall be amended and restated as of the Effective Time to be identical to the bylaws of Merger Sub, as in effect immediately prior to the Effective Time, until thereafter amended in accordance with Delaware Law and as provided in the certificate of incorporation of the Surviving Corporation and such bylaws.

1.7 Directors and Officers.

(a) Directors of Surviving Corporation. The directors of Merger Sub immediately prior to the Effective Time shall be the directors of the Surviving Corporation at the Effective Time, each to hold the office of a director of the Surviving Corporation in accordance with the provisions of Delaware Law and the certificate of incorporation and bylaws of the Surviving Corporation until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

(b) Officers of Surviving Corporation. The officers of the Company immediately prior to the Effective Time shall be the officers of the Surviving Corporation at the Effective Time, each to hold such office of the Surviving Corporation in accordance with the provisions of Delaware Law and the certificate of incorporation and bylaws of the Surviving Corporation until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

1.8 Effect on Company Capital Stock and SAFEs.

(a) Company Common Stock. On the terms and subject to the conditions set forth in this Agreement, by virtue of the Merger and without any further action on the part of any holder of Company Common Stock or any other Person, at the Effective Time each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than Dissenting Shares and Treasury Shares) shall be automatically converted into the right to receive, subject to and in accordance with Section 1.9, (i) the Per Share Merger Consideration, (ii) the Per Share Earnout Consideration, if any, and (iii) the Per Share Escrow Consideration, if any.

(b) Company Preferred Stock. As of the date of this Agreement and as of immediately prior to the Effective Time, there are and there shall be no shares of Company Preferred Stock issued and outstanding. Accordingly, no shares of Company Preferred Stock shall be automatically converted into the right to receive any consideration in the Merger, and any shares of Company Preferred Stock that may be outstanding immediately prior to the Effective Time, if any, shall be canceled at the Effective Time without any conversion thereof and without any payment or other consideration therefor.

(c) SAFEs. On the terms and subject to the conditions set forth in this Agreement, by virtue of the Merger and without any further action on the part of the Company or any SAFE Holder, each SAFE outstanding immediately prior to the Effective Time shall be terminated and each SAFE Holder will automatically be entitled to receive a portion of (i) the Total Merger Consideration, and (ii) the Earnout Shares, if any, in each case, as set forth opposite such SAFE Holder’s name on the Spreadsheet and payable in accordance with the terms set forth herein.

(d) Capital Stock of Merger Sub. Each share of capital stock of Merger Sub that is issued and outstanding immediately prior to the Effective Time will, by virtue of the Merger and without further action on the part of any holder of any shares of capital stock of Purchaser, Merger Sub or the Company, be converted into and become one validly issued, fully paid and non-assessable share of Company Common Stock (and the shares of the Company into which the shares of Merger Sub capital stock are so converted shall be the only shares of the Company’s capital stock that are issued and outstanding immediately after the Effective Time). The certificate evidencing ownership of shares of Merger Sub capital stock will evidence ownership of such share of Company Common Stock.

(e) Treasury Shares. At the Effective Time, all shares of Company Capital Stock that are owned by the Company as treasury stock (“Treasury Shares”) immediately prior to the Effective Time shall automatically be canceled and extinguished without any conversion thereof, and no cash, stock or other consideration shall be delivered or deliverable in exchange therefor.

(f) Transfer Restrictions. The shares of Purchaser Capital Stock to which the Equityholders are entitled to receive in the Merger shall be subject to certain transfer and other restrictions (including certain lock-up restrictions), terms and conditions.

(g) Calculation of Consideration. For purposes of calculating the aggregate amount of shares of Purchaser Capital Stock issuable at any particular time pursuant to this Section 1.8, the aggregate number of shares of Purchaser Capital Stock to be issued to such Person in respect of a certificate or SAFE at such time shall be rounded down to the nearest whole number.

(h) Appraisal Rights. Notwithstanding anything contained herein to the contrary, any Dissenting Shares shall not be converted into the right to receive the consideration provided for in Section 1.8(a), but shall instead be converted into the right to receive such consideration as may be determined to be due with respect to any such Dissenting Shares pursuant to Delaware Law. Each holder of Dissenting Shares who, pursuant to the provisions of Delaware Law, becomes entitled to payment thereunder for such shares shall receive payment therefor in accordance with Delaware Law (but only after the value therefor shall have been agreed upon or finally determined pursuant to such provisions). If, after the Effective Time, any Dissenting Shares shall lose their status as Dissenting Shares, then any such shares shall immediately be converted into the right to receive the consideration payable pursuant to this Section 1.8 in respect of such shares as if such shares never had been Dissenting Shares, and Purchaser shall pay and deliver (or cause to be paid and delivered) to the holder thereof, at (or as promptly as reasonably practicable after) the applicable time or times specified in Section 1.9, following the satisfaction of the applicable conditions set forth in Section 1.9, the number of shares of Purchaser Capital Stock to which such holder would be entitled in respect thereof under this Section 1.8 as if such shares of Company Common Stock never had been Dissenting Shares. The Company shall give Purchaser prompt notice of any demands for appraisal or purchase received by the Company, withdrawals of such demands, and any other instruments served pursuant to Delaware Law and received by the Company, and Purchaser shall have the right to direct all negotiations and proceedings with respect to demands for appraisal or purchase under Delaware Law. The Company shall not, except with the prior written consent of Purchaser, or as otherwise required under Delaware Law, voluntarily make any payment or offer to make any payment with respect to, or settle or offer to settle, any claim or demand in respect of any Dissenting Shares. Notwithstanding the foregoing, to the extent that Purchaser, the Surviving Corporation, or the Company (i) makes any payment or payments in respect of any Dissenting Shares in excess of the value of all the shares of Purchaser Capital Stock that otherwise would have been owed in respect of such shares in accordance with this Agreement or (ii) incurs any losses (including reasonable attorneys’ and reasonable consultants’ fees, costs and expenses and including such reasonable fees, costs and expenses incurred in connection with investigating, defending against or settling any action or proceeding) in respect of any Dissenting Shares (excluding payments for such shares) ((i) and (ii) together, the “Dissenting Share Payments”), Purchaser shall be entitled to recover the amount of such Dissenting Share Payments from the Sellers.

(i) Escrow. At the Effective Time, nine hundred thousand (900,000) shares of Purchaser Capital Stock shall be withheld from the Total Merger Consideration otherwise payable to the Equityholders pursuant to this Section 1.8 (the “Escrow Shares”) and shall be deposited into an account (the “Escrow Account”), which Escrow Shares shall serve exclusively as security for, and be available to Purchaser, solely to pay amounts owed to Purchaser pursuant to Article VIII, for a period of twelve (12) months until released and distributed in accordance with the terms of the Escrow Agreement.

1.9 Exchange Procedures.

(a) No Further Ownership Rights in the Company Securities. All consideration paid or payable following the surrender for exchange of Company Securities in accordance with the terms hereof shall be so paid or payable in full satisfaction of all rights pertaining to such Company Securities. At the Effective Time, the stock transfer books of the Company shall be closed and there shall be no further registration of transfers on the records of the Company of shares of Company Capital Stock which were issued and outstanding immediately prior to the Effective Time.

(b) Lost, Stolen or Destroyed Certificates. In the event any certificates representing shares of Company Capital Stock shall have been lost, stolen or destroyed, Purchaser shall deliver, in exchange for such lost, stolen or destroyed certificates, upon the making of an affidavit of that fact by the holder thereof in form and substance reasonably satisfactory to the Purchaser (a “Lost Stock Affidavit”), such consideration, if any, as may be required pursuant to Section 1.8 hereof in respect thereof.

(c) No Liability. None of Purchaser or the Surviving Corporation shall be liable to any Equityholder for any amount paid to a public official pursuant to any applicable abandoned property, escheat or similar Legal Requirement.

(d) Legends. Each certificate or book-entry security entitlement representing any shares of Purchaser Capital Stock (or any other securities issued in respect of such shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event) issued to or held by any Equityholder in accordance with the terms hereof shall bear the following legend (in addition to any other legends required by any Legal Requirement, the Purchaser Restated Certificate, Purchaser’s bylaws or any other agreement to which such Equityholder is a party):

THE OFFER AND SALE OF THE SECURITIES EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR SUCH OTHER APPLICABLE LEGAL REQUIREMENT.

1.10 Withholding Rights. Purchaser, the Company, the Surviving Corporation, and any Affiliate of any of the foregoing shall be entitled to deduct and withhold from any consideration payable or otherwise deliverable pursuant to this Agreement to any Person such amounts as may be required to be deducted or withheld therefrom under any provision of any Tax law or under any Legal Requirements. Prior to the Closing Date and prior to the issuance of the Earnout Shares, Purchaser shall provide the Stockholder Representative with written notice of any proposed withholding pursuant to this Section 1.10 and will reasonably cooperate with the applicable Company Stockholders subject to such proposed withholding to mitigate such withholding to the extent permitted by applicable Legal Requirements. To the extent such amounts are so deducted or withheld and remitted to the applicable Governmental Entity, such amounts shall be treated for all purposes of this Agreement as having been delivered and paid to the Person in respect of which such deduction and withholding was made.

1.11 Earnout Shares.

(a) Earnout Shares. If, during the Earnout Period, the Purchaser Trading Price equals or exceeds nine dollars ($9.00) (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Purchaser Capital Stock) (such date, the “Earnout Target Date”), within ten (10) Business Days following the Earnout Target Date (such date, the “Earnout Release Date”), Purchaser shall issue or cause to be issued to the Equityholders the Earnout Shares as set forth in the Spreadsheet; provided, that Purchaser shall only cause the Earnout Shares to be delivered to Noor in accordance with this Section 1.11 if (i) Noor remains employed by the Company or its Affiliates on the Earnout Release Date and (x) has not provided notice of resignation as of such date and (y) has not taken any action or failed to take any action that gives rise to the ability of the Company or its Affiliates to terminate Noor for cause or (ii) Noor’s employment with the Company or its Affiliates is terminated by the Company or its Affiliates without cause.

(b) Termination of Obligations. Notwithstanding anything in this Section 1.11 to the contrary, (i) Purchaser’s obligation under this Section 1.11 (including any obligation to issue the Earnout Shares) shall terminate on the earlier of (x) the issuance of the Earnout Shares on the Earnout Release Date, and (y) expiration of the Earnout Period, and (ii) the Equityholders shall only be entitled to receive the Earnout Shares one time.

Article II

Representations and Warranties of the Company

Subject to such exceptions as are specifically set forth in the appropriate section, subsection or subclause of the disclosure schedule supplied to Purchaser on the Agreement Date (the “Disclosure Schedule”) or in any other section, subsection or subclause of the Disclosure Schedule solely if and to the extent that it is readily apparent on the face of such disclosure that it applies to such other section, subsection or subclause of this Article II without reference to the documents referenced therein, the Company hereby represents and warrants to Purchaser and Merger Sub, as of the Agreement Date and as of the Closing Date, as though made at the Closing Date, the following:

2.1 Organization and Good Standing.

(a) The Company is duly incorporated and organized, and is validly existing in good standing, under the Legal Requirements of the State of Delaware. The Company has the requisite corporate power and authority to own, lease and operate its material assets and properties and to carry on its business as currently conducted. The Company is duly qualified or licensed to do business, and is in good standing, to the extent such concept is applicable, in each jurisdiction in which the character or location of its assets or properties (whether owned, leased or licensed) or the nature of its business make such qualification or license necessary to the Company’s business as currently conducted, except where the failure to be so licensed, qualified or in good standing would not have a Company Material Adverse Effect. The Company has made available a true and correct copy of its certificate of incorporation, as amended to date (the “Certificate of Incorporation”), and of its bylaws, as amended to date, each in full force and effect on the Agreement Date (collectively, as amended to date, the “Company Charter Documents”).

(b) The Company has no Subsidiaries.

(c) Section 2.1(c) of the Disclosure Schedule lists, as of the Agreement Date, the directors and officers of the Company. No indemnification claims have ever been asserted by any current or former director or officer of the Company which have not been fully resolved.

2.2 Authority and Enforceability. The Company has all requisite corporate power and authority to enter into, execute and deliver this Agreement and the Company Related Agreements to which it is a party, to perform its obligations hereunder and thereunder, and to consummate the Merger and the other transactions contemplated hereby and thereby. The entry into and execution and delivery of this Agreement and the Company Related Agreements to which the Company is a party, the performance of the obligations hereunder and thereunder, and the consummation of the Merger and the other transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action on the part of the Company, and no further action is required on the part of the Company to authorize the Agreement and the Company Related Agreements to which the Company is a party and the transactions contemplated hereby and thereby, subject only to receipt of the Required Stockholder Approval. Aside from the Purchaser Stockholder Approval being required from Purchaser, the Required Stockholder Approval is the only vote or consent of the Equityholders required to adopt this Agreement and approve the Merger, and the other transactions contemplated hereby and by the Company Related Agreements to which the Company is a party under applicable Legal Requirements, the Company Charter Documents and any other Contract to which the Company is a party. The Company Board has (a) unanimously resolved that the Merger is advisable and in the best interests of the Company and its stockholders, (b) unanimously approved this Agreement and the Merger, (c) directed that the adoption of this Agreement and approval of the Merger be submitted to the Company Stockholders for consideration, and (d) unanimously recommended that all of the Company Stockholders adopt this Agreement and approve the Merger and the transaction contemplated herein and not exercise their dissenters’ or appraisal rights under the applicable provisions of Delaware Law in connection with the Merger. This Agreement and each Company Related Agreement has been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject only to the effect, if any, of (i) applicable bankruptcy and other similar Legal Requirements affecting the rights of creditors generally and (ii) Legal Requirements governing specific performance, injunctive relief and other equitable remedies.

2.3 Governmental Approvals and Consents. Except for the filing of the Certificate of Merger, no Permit, notice, waiver, approval, declaration, Order or authorization of, or filing with, any Governmental Entity (“Governmental Approval”), other than required filings under the HSR Act, is required by, or with respect to, the Company in connection with the entry into, execution or delivery of this Agreement or any Company Related Agreement to which the Company is a party, the performance of its obligations hereunder or thereunder, or the consummation of the Merger or any other transaction contemplated by this Agreement or any Company Related Agreement to which the Company is a party.

2.4 No Conflicts. The execution and delivery by the Company of this Agreement and the Company Related Agreements to which the Company is a party, the performance of its obligations hereunder and thereunder, and the consummation of the Merger and the other transactions contemplated by this Agreement and the Company Related Agreements to which the Company is a party, does not and will not conflict with or result in any violation of or default under (with or without notice or lapse of time, or both) or give rise to a payment obligation, consent, waiver, approval, termination, cancellation, modification, or acceleration of any obligation or loss of any benefit (or any right with respect to the foregoing) (any such event, a “Conflict”) under (a) any provision of the Company Charter Documents, as amended, (b) any Contract to which the Company is a party, or (c) any Legal Requirement applicable to the Company.

2.5 Company Capital Structure.

(a) The authorized capital stock of the Company consists solely of 12,000,000 shares, consisting of 10,000,000 shares of Company Common Stock, of which 8,060,000 shares are issued and outstanding as of the Agreement Date, and 2,000,000 shares of Company Preferred Stock, none of which are issued and outstanding as of the Agreement Date. There are no shares of Company Capital Stock owned by the Company, held by the Company in the Company’s treasury. All outstanding shares of Company Capital Stock are duly authorized, validly issued, fully paid and non-assessable. The Company has no liability for dividends accrued or declared but unpaid. The Company does not own, nor has it entered into an agreement to acquire, any Equity Interests in any Person. Other than as set forth in Section 2.5(a), Section 2.5(b) and Section 2.5(c) of the Disclosure Schedule, there are no authorized, issued or outstanding Equity Interests of the Company.

(b) As of the Agreement Date, the Company Capital Stock is held by the Persons with the domicile addresses set forth in Section 2.5(b) of the Disclosure Schedule which further sets forth for each such Person: (i) an indication as to whether such Person is an Accredited Investor or an Unaccredited Investor, to the extent known by the Company; (ii) the number, class, status as book-entry, and series of shares of Company Capital Stock held by such Person, and whether such person is the record and/or beneficial owner of such shares; (iii) the date of acquisition of such shares; (iv) the applicable stock certificate(s) representing such shares; (v) the number of shares subject to repurchase; (vi) whether any such repurchase rights will lapse, in whole or in part, as a result of this Agreement and the transactions contemplated hereby; and (vii) the vesting schedule for such shares, if applicable. Except as set forth in Section 2.5(b) of the Disclosure Schedule, the Company has no other capital stock or other Equity Interests authorized, issued or outstanding.

(c) The Company has issued the Simple Agreements for Future Equity listed on the Section 2.5(c) of the Disclosure Schedule (collectively, the “SAFEs”) which further sets forth for each such SAFE Holder: (i) the holder’s name and contact information; (ii) date of issuance; (iii) form of SAFE (including whether pre-money or post-money); (iv) original purchase amount; (v) current outstanding purchase amount (if different); (vi) valuation cap, discount rate and any other conversion mechanics; and (vii) any Most-Favored Nation, pro rata, information, or side-letter rights. Except as set forth on Section 2.5(c) of the Disclosure Schedule, (A) no Person holds, and there are no obligations of the Company under, any SAFE and (B) there are no amendments, side letters, waivers, consents, or other understandings with any SAFE Holder that modifies the terms of such SAFE. Each SAFE was duly authorized by all necessary corporate action of the Company and is a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject only to the effect, if any, of (x) applicable bankruptcy and other similar Legal Requirements affecting the rights of creditors generally and (y) Legal Requirements governing specific performance, injunctive relief and other equitable remedies. The offer, sale, and issuance of each SAFE complied in all material respects with applicable federal and state securities Legal Requirements and the organizational documents of the Company. All required notices, filings, and fees in connection with the issuance of the SAFEs have been made or paid on a timely basis to the extent required by applicable Legal Requirements, and all exemptions from registration were properly available and satisfied. The Company is not in breach of or default under any SAFE and no SAFE Holder is in breach of or default under any SAFE.

(d) Except for the Company Option Plan, the Company has never adopted, sponsored or maintained any stock option plan or any other plan or agreement providing for equity or equity-related compensation to any Person (whether payable in shares, cash or otherwise). The Company has reserved 400,000 shares of Company Capital Stock for issuance to employees, non-employee directors, advisors, consultants, and Persons engaged by the Company through a third party agency pursuant to the Company Option Plan, none of which have been issued upon the exercise of options granted under the Company Option Plan. The Company has not granted any Company Options to any Person.

(e) True and complete copies of all (i) SAFEs, including any side letters or ancillary arrangements with respect thereto, and (ii) Contracts relating to or issued under the Company Option Plan or otherwise with respect to Company Options, in each case, have been made available to Purchaser, and such agreements and instruments have not been amended, modified or supplemented other than as provided in this Agreement, and there are no agreements to amend, modify or supplement such agreements or instruments from the agreements made available to Purchaser.

(f) Section 2.5(f) of the Disclosure Schedule sets forth, as of the Agreement Date, all Company Indebtedness, including the amount of such Indebtedness, any assets securing such Indebtedness, and Person to whom such Indebtedness is owed, and, other than as set forth therein, the Company has no outstanding Indebtedness. No Company Indebtedness contains any restriction upon the prepayment of any such Indebtedness. With respect to each such item of Company Indebtedness, the Company is not in default and no payments are past due. After giving effect to the Closing, and assuming repayment of all of the Indebtedness set forth on Section 2.5(f) of the Disclosure Schedule, the Company will have no Indebtedness.

(g) The information contained in the Spreadsheet will be true, correct and complete in all respects as of the Closing Date and the payments to be made based on the information contained therein will be accurate and in accordance with applicable Legal Requirements, the terms of this Agreement, the Company Charter Documents, and all other Contracts among the Company and/or any holder of Company Securities and no holder of Company Securities or any other Person will be entitled to any portion of the aggregate consideration payable hereunder except as provided in the Spreadsheet.

2.6 Litigation. Except as set forth on Section 2.6 of the Disclosure Schedule, there is no Action pending, or, to the Company’s knowledge, threatened, against the Company, or any of its properties or assets (tangible or intangible). There is no Action by the Company currently pending. The Company is not a party to any Order or, to the knowledge of the Company, subject to the provisions of any Order, and there is no outstanding Order issued by a Governmental Entity which challenges or questions the legal right of the Company to conduct its operations as presently conducted.

2.7 Intellectual Property.

(a) As used in this Agreement, the following terms have the meanings indicated below:

(i) “Company Intellectual Property” means any and all Technology and Intellectual Property Rights that are owned or purported to be owned by the Company.

(ii) “Company Intellectual Property Rights” means any and all Intellectual Property Rights that are owned or purported to be owned by the Company, including any and all Company Registered Intellectual Property.

(iii) “Company Registered Intellectual Property” means all of the Registered Intellectual Property, owned by, or filed in the name of the Company.

(iv) “Copyright” means copyrights (whether or not registered in any jurisdiction) and applications for registration of copyright and similar or equivalent rights in works of authorship, including mask work rights, arising anywhere in the world.

(v) “Intellectual Property” means Technology and Intellectual Property Rights.

(vi) “Intellectual Property Rights” means any and all of the rights in or associated with the following throughout, or anywhere in, the world: (a) Patents, (b) Trademarks, (c) Copyrights, (d) Trade Secrets (e) website, addresses and domains, and (f) any equivalent right to any of the foregoing.

(vii) “Patents” means patents, statutory invention registrations, including reissues, divisions, continuations, continuations-in-part, extensions, and reexaminations thereof, and all rights therein provided by international treaties and conventions. Unless the context otherwise requires, the term “Patent” includes any Patent Application.

(viii) “Patent Application” means an application or filing for a Patent, including, provisional patent applications and regular patent applications, and claims of priority under any treaty or convention, anywhere in the world.

(ix) “Registered Intellectual Property” means any Intellectual Property Right that is subject to an application, filing or registration with any Governmental Entity (including the U.S. Patent and Trademark Office or the U.S. Copyright Office), including any Patent, registered Trademark, or any registered Copyright, or any application for the registration or issuance of any of the foregoing.

(x) “Software” means computer software, programs and applications, including firmware, insource code or object code form, and any scripts integral to the operation thereof.

(xi) “Technology” means tangible or intangible embodiments of Intellectual Property Rights including (i) Software, (ii) databases, compilations, collections of data and (iii) designs, manufacturing schematics, algorithms, methods and processes, databases, lab notebooks, prototypes, works of authorship, (whether or not copyrightable), models, know-how, and inventions (whether or not patentable) in whatever form and on whatever medium.

(xii) “Trademarks” means trademarks, service marks, trade dress, logos, trade names, corporate names, domains, websites and other indicia of source or origin, and including all common law rights thereto, registrations and applications for registration thereof throughout the world, and all rights therein provided by international treaties and conventions, together with the goodwill associated therewith.

(xiii) “Trade Secrets” means all common law and statutory rights in any jurisdiction in trade secrets (as such term is defined under applicable law), including trade secrets as defined under the Uniform Trade Secrets Act, as adopted by applicable states, and under the Defend Trade Secrets Act of 2016 (18 U.S.C. §§ 1836–1839), and without limiting the foregoing includes any information that (a) derives independent economic value, actual or potential, from not being generally known or readily ascertainable by proper means by other persons who can obtain economic value from its disclosure or use, and (b) is the subject of reasonable efforts under the circumstances to maintain its secrecy.

(b) Exclusive Ownership. The Company owns, possesses, has developed, or has acquired on commercially reasonable terms, legal rights to all Company Intellectual Property, free and clear of any liens. The Company has no knowledge of any facts or circumstances that would render any Company Intellectual Property Rights invalid or unenforceable. The Company has not received written notice of any official actions or other notices from any Governmental Entity that any of the subject matters or claims of pending applications for registration with respect to any of such Company Intellectual Property Rights are unregistrable. No Company Intellectual Property is subject to any proceeding or outstanding decree, order, judgment or settlement agreement or stipulation that restricts in any manner the Company’s ability to use, provide, transfer, assign or license, or may affect the validity, use or enforceability of, such Company Intellectual Property.

(c) IP Licenses.

(i) Other than pursuant to: (A) standard end-user license or services agreements for the Company’s products and services on substantially the Company’s standard forms made available to the Purchasers; (B) customary nondisclosure agreements entered into by the Company in the ordinary course of business (that do not include any terms (w) granting the right to use residuals, (x) assigning Intellectual Property Rights, (y) granting express license rights, or (z) constituting a covenant not to assert Intellectual Property Rights); (C) nonexclusive feedback licenses and nonexclusive licenses to use trademarks, in each case that are incidental to the subject matter of the applicable agreement in which they are incorporated; (D) licenses to a service provider solely for the purpose of allowing such service provider to provide services to the Company and (E) nonexclusive and nontransferable licenses granted by the Company in the ordinary course of Business permitting reproduction, distribution, and public display of identified Company editorial content with no grants of rights in any Trademarks included within Company Intellectual Property Rights, the Company has not granted to a third Person any options, licenses, covenants not to assert, agreements, claims, encumbrances or shared ownership interests of any kind relating to the Company Intellectual Property that are material to the Company’s business as now conducted.

(ii) Other than pursuant to: (A) standard license or services agreements for commercially available software products and cloud services non-exclusively licensed to Company under standard terms, which products and cloud services are not incorporated into the Company’s products or services; (B) backup licenses from employees and contractors granted in connection with providing services to the Company; (C) licenses to Open Source Software; (D) customary nondisclosure agreements entered into by the Company in the ordinary course of business that do not include any terms (w) granting the right to use residuals, (x) assigning Intellectual Property Rights, (y) granting express license rights, or (z) constituting a covenant not to assert Intellectual Property Rights; (E) nonexclusive feedback licenses and nonexclusive licenses to use trademarks, in each case that are incidental to the subject matter of the applicable agreement in which they are incorporated; and (F) licenses to the Company solely for the purpose of enabling the Company to provide services to the licensor, the Company is not bound by or a party to any options, licenses, covenants not to assert or other grants or agreements of any kind with respect to Intellectual Property Rights of any third Person that are material to the Company’s business as now conducted.

(d) Non-Infringement of Company Intellectual Property. To the knowledge of the Company, there is no, and there has not been, since the Lookback Date, any unauthorized use, unauthorized disclosure, or any infringement or misappropriation of any Company Intellectual Property. Since the Lookback Date, the Company has not brought any Actions against a third person for infringement of any Intellectual Property Rights.

(e) Effects of the Transaction. Neither this Agreement, nor the transactions contemplated hereby, including the assignment to Purchaser by operation of law or otherwise of any Contracts to which the Company is a party, will result in: (i) Purchaser, its Subsidiaries, or any of its Affiliates granting or assigning to any third party any right to or with respect to any Intellectual Property Rights owned by, or licensed to, any of them, (ii) Purchaser, its Subsidiaries, or any of its Affiliates, being bound by, or subject to, any non-compete or other material restriction on the operation or scope of their respective businesses, (iii) Purchaser, its Subsidiaries, or any of its Affiliates being obligated to pay any royalties or other material amounts, or offer any discounts, to any third party in excess of those payable by, or required to be offered by, any of them, respectively, in the absence of this Agreement or the transactions contemplated hereby, or (iv) any termination of, or other material adverse impact to any Company Intellectual Property.

(f) Confidential Information; Invention Assignment Agreements.

(i) The Company has taken reasonable steps to maintain, protect and preserve the Company’s rights in confidential information and Trade Secrets (including those provided by any other person directly or indirectly to the Company). There has been no unauthorized disclosure by any Person of any such confidential information and Trade Secrets. Each Company Employee and other Person, in each case, who has been involved in the creation, invention or development of Company Intellectual Property Rights or Technology for or on behalf of or for the benefit of the Company (each, a “Contributor”) has executed an agreement with the Company pursuant to which such Contributor has assigned all of its right, title and interest in and to the results and proceeds of the services that such Contributor provides to the Company.

(ii) No Company Employee has retained or is entitled to any rights in any Intellectual Property developed for the Company by such Company Employee, including, without limitation, any license rights or economic interests, and no payments are due and no Company Employee has any rights to receive any payments with respect to such Intellectual Property.

(g) Open Source. The Company has not embedded, used, linked or distributed any open source, software, technologies or other materials that are licensed or distributed under any license arrangement or other distribution model qualifying for the “Open Source” definition promulgated by the Open Source Initiative at www.opensource.org/osd or any other public domain or “community” (or similar) materials (collectively “Open Source Software”) in connection with any of its products or services or proprietary materials in any manner that requires, or purports to require, (i) any material software code owned or authored by or on behalf of the Company (“Company Code”) to be disclosed or distributed in source code form or be licensed for the purpose of making derivative works; (ii) any restriction on the consideration to be charged for the distribution of any such Company Code; (iii) the grant to any third Person of any rights or immunities under material Company Intellectual Property; or (iv) any other material limitation, restriction or condition on the right of the Company with respect to its use or distribution of any material Company Intellectual Property (other than attribution, warranty and liability disclaimer, and notice delivery conditions). The Company is in material compliance with all licenses for Open Source Software that it embeds, links to, uses or distributes.

2.8 Privacy and Data Protection.

(a) The Company is, and since the Lookback Date has been, in material compliance with all Legal Requirements, contractual obligations, applicable published industry standards (including, to the extent applicable, the PCI Data Security Standard), Company Privacy Policies, and applicable requirements of self-regulatory organizations (collectively, “Privacy Legal Requirements”) relating to (i) consumer protection and marketing, privacy, data, promotion, and text messaging, email, and other communications, and (ii) the use, collection, obtainment, interception, retention, storage, security, disclosure, transfer, disposal, and other processing of any Covered Data. No disclosure made or contained in any Company Privacy Policy is, or has been, inaccurate, incomplete, misleading, or deceptive in any way, or has violated Privacy Legal Requirements (including by omission). The Company does not sell any Covered Data to any third parties or shares it for valuable consideration of any kind.

(b) The Company maintains commercially reasonable physical, technical, administrative and organizational security measures to protect the confidentiality and security of Covered Data that the Company collects, uses, shares, transfers, stores, possesses, or controls. The Company contractually requires all third parties, including vendors, Affiliates, and other persons providing services to the Company that have access to or receive Covered Data from or on behalf of the Company to comply with all Privacy Legal Requirements, and to take all reasonable steps to ensure that all Covered Data in such third parties’ possession or control is protected against damage, loss, and against unauthorized access, acquisition, use, modification, disclosure or other misuse.

(c) Since the Lookback Date, the Company has not suffered any data security breach or other data incident with respect to the Covered Data in its possession or control and Technology used by the Company, which resulted in any unauthorized access to, or any unauthorized use, modification, disclosure, transfer, or other processing of, any such information or Technology. Since January 1, 2020, the Company has not received any notice (whether formal or informal) (A) from any Governmental Entity or any other person regarding any actual, alleged or potential violation of, or failure to comply with, any Privacy Legal Requirements, or (B) of any actual or threatened proceeding or judgment relating to actual or alleged non-compliance by the Company with respect to its data practices.

(d) To the extent the Company uses AI Tools to conduct their operations, the Company and any Person acting for or on behalf of any member of the Company in connection with AI Tools, have at all times been in material compliance with all contractual obligations, written policies and procedures, and Legal Requirements in connection with the user and/or development of AI Tools and the use of Covered Data in such AI Tools. The Company has implemented and maintains commercially reasonable policies and procedures governing any use and/or development of AI Tools by any Company employees. The Company has not included and does not currently include any “sensitive personal information” or “sensitive personal data” or “special categories of personal data” (as such terms are defined under Privacy Legal Requirements), material Trade Secrets or material confidential or proprietary information of the Company or of any third Person under an obligation of confidentiality by the Company as training data or in any prompts or inputs into any AI Tools.

(e) The execution, delivery, and performance of this Agreement and the Transactions will not result in a material breach or violation of any Privacy Legal Requirements. The Company has full rights to transfer to Purchaser all Covered Data maintained or processed by or for the Company without violating any Privacy Legal Requirement and without obtaining any separate consent.

2.9 Compliance with Legal Requirements and Documents; Permits.

(a) General. The Company is and has been in compliance in all material respects with all applicable Legal Requirements. The Company has not, in connection with or relating to the business of the Company, received from any Governmental Entity any written or, to the Company’s knowledge, oral notice inquiry, warning letter, request for information, or internal or external allegation, made any voluntary or involuntary disclosure to a Governmental Entity, or conducted any internal investigation or audit, in each case concerning any actual or potential violation or wrongdoing related to any such applicable Legal Requirement that remains unresolved. The Company has implemented policies, procedures, and internal controls reasonably designed to ensure compliance with all applicable Legal Requirements, including Ex-Im Laws, Anti-Corruption Laws, and Sanctions Laws.

(b) Permits. Section 2.9(b) of the Disclosure Schedule sets forth (i) all material Permits held by the Company and (ii) all Permits that are required for the operation of the businesses of the Company as currently conducted, in each case, as of the Agreement Date. All such listed Permits are in full force and effect, and the Company is in material compliance with the terms of such listed Permits. Since the Lookback Date, the Company has not received from any Governmental Entity any written, or to the Company’s knowledge, oral notice of any material violation, material default, suspension, or cancellation about any such listed Permit that remains unresolved. No additional Permits are required for the current operation of the businesses of the Company in any material respect, except for those that are ordinarily required and obtained in the ordinary course for particular events.

(c) Export Control Laws. Without limiting Section 2.9(a), the Company and, to the Company’s knowledge, anyone acting on the Company’s behalf, have conducted their operations in material compliance with all applicable Ex-Im Laws, including obtaining and complying with the terms of any required Ex-Im Approval. The Company has not received any written, or to the Company’s knowledge, oral notice of any pending or threatened claims by any Governmental Entity alleging violations of Ex-Im Laws by the Company. To the Company’s knowledge, no Ex-Im Approvals are required in connection with the Merger.

(d) Anti-Corruption Laws. Without limiting Section 2.9(a), the Company (including, to the Company’s knowledge, any Company Employee or other agents acting on the Company’s behalf) has materially violated any applicable Anti-Corruption Law or in violation of any Anti-Corruption Law: (i) directly or indirectly offered, authorized, paid, or given anything of value to any Government Official or commercial entity for the purpose of improperly obtaining or retaining business; (ii) directly or indirectly solicited, authorized, or accepted the receipt of anything of value from any Government Official or commercial entity for the purpose of improperly obtaining or retaining business; or (iii) created or caused the creation of any false or inaccurate entries in the Company’s Books and Records. To the Company’s knowledge, no Company director, officer, or employee is a Government Official or close family member of a Government Official.

(e) Sanctions Laws. Neither the Company nor, to the Company’s knowledge, any of its officers, managers, directors, employees, or agents is or has been a Sanctioned Person. Since its formation, the Company has not engaged in any dealings or transactions in material violation of applicable Sanction Laws, including transactions with any Sanctioned Person or involving any Sanctioned Country.

2.10 Tangible and Real Property. The material tangible and real property and assets that the Company owns are free and clear of all mortgages, deeds of trust, liens, loans and Encumbrances, except for statutory liens for the payment of current Taxes that are not yet delinquent and liens that arise in the ordinary course of business and do not materially impair the Company’s ownership or use of or operation or value of such property or assets. With respect to the leased tangible property (“Leased Tangible Property”) and leased real property (“Leased Real Property” and together with the Leased Tangible Property, the “Leased Property”) the Company leases, the Company is in compliance with such leases and holds a valid leasehold interest free of any liens and claims other than those of the lessors of such Leased Property. A true and complete list of all leases (including all amendments, modifications, supplements, guaranties, subordination and non-disturbance agreements, side letters, estoppels, material correspondence, and other material agreements related thereto) for each such Leased Property (collectively, the “Leases”) have been provided to Purchaser.

(b) Except as set forth in Section 2.10(b) of the Disclosure Schedule, with respect to the Leased Real Property, (i) each Lease is in full force and effect in all material respects and constitutes a legal, valid and binding obligation of the Company, (ii) there is and has been no breach or default by the Company or by any third party under any Lease and no event has occurred which, with default, or event or circumstance that, with or without notice, lapse of time or both, would constitute a breach, default, or cause or permit acceleration or other adverse changes of any right or obligation or the loss of any benefit under any of the Leases, (iii) the Company has performed all obligations required to be performed by it to date under such Leases and is not beyond all applicable notice and cure periods in breach or default thereunder, (iv) the Company enjoys peaceful and undisturbed possession under such Leases, (v) all rent and additional rent, including operating expenses and property taxes, payable under the Leases has been paid when due to date, (vi) there are no easements, covenants, rights of way, Encumbrances, or other restrictions encumbering the Leased Real Property that, individually or in the aggregate, would or could reasonably be expected to impair the continued use, occupancy, valuation, and operation of the Leased Real Property or the business conducted thereon, (vii) the Company has not subleased, or entered into any agreements to sublease or otherwise provide a right to occupy, any of the Leased Real Property to any other party, and (viii) the Company has not received any written notice of any, and no Leased Real Property is in, violation of any applicable fire, use, occupancy, construction, building, zoning, subdivision, health and safety and other land use laws. The Company does not own any real property.

2.11 Company Financial Statements.

(a) The Company has previously delivered to Purchaser the Company’s balance sheets as of, and the related unaudited statements of operations, stockholders’ equity of the Company for the fiscal year ended December 31, 2025 (the “Company Financial Statements”). The Company Financial Statements (x) are true and correct in all material respects, (y) have been prepared in accordance with GAAP consistently applied through the periods indicated, and (z) present fairly the financial condition of the Company at the date or dates therein indicated and the results of operations for the period or periods therein specified. The Company’s balance sheet as of December 31, 2025 (the “Company Balance Sheet Date”) is referred to hereinafter as the “Current Balance Sheet”.

(b) The Company maintains business records, financial books and records, personnel records, legers, sales accounting records, Tax records and related work papers and other books and records (collectively the “Books and Records”) which, in all material respects, reflect their respective assets and liabilities and maintains internal accounting controls that provide reasonable assurance that (i) transactions are executed with management’s authorization, (ii) transactions are recorded as necessary to permit preparation of the Company’s financial statements in conformity with GAAP and to maintain accountability of their assets, (iii) access to their assets is permitted only in accordance with management’s authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

2.12 Activities Since the Company Balance Sheet Date. Since the Company Balance Sheet Date, (i) the Company has conducted its business in the ordinary course of business consistent with past practice, (ii) there has not occurred a Company Material Adverse Effect, (iii) the Company has not suffered any loss, damage, destruction or other casualty affecting any of its material properties or assets, whether or not covered by insurance, and (iv) the Company has not taken, caused or permitted any of the actions described in Section 4.2.

2.13 Financial Advisors. Except as set forth on Section 2.13 of the Disclosure Schedule, the Company has not incurred any liability for brokerage or finders’ fees or agents’ commissions, fees related to investment banking or similar advisory services in connection with this Agreement, the Company Related Agreements, the Merger or any of the other transactions contemplated by the foregoing, nor will Purchaser or the Company incur, directly or indirectly, any such liability based on arrangements made by or on behalf of the Company or any Equityholder.

2.14 Insurance. Section 2.14 of the Disclosure Schedule sets forth a lists of all material insurance policies and fidelity bonds covering the assets, business, equipment, properties, operations, employees, officers and directors of the Company, including (a) the type of coverage, (b) the carrier, (c) the amount of coverage, (d) the term and (e) the annual premiums of such policies. There is no claim by the Company pending under any of such policies or bonds as to which coverage has been questioned, denied or disputed. To the Company’s knowledge there is no threatened termination of, or premium increase with respect to, any of such policies. The Company has never maintained, established, sponsored, participated in or contributed to any self-insurance plan.

2.15 Tax Matters. Except as set forth on Schedule 2.15:

(a) The Company has: (i) timely filed all income and other material Tax Returns required to be filed by it, and all such Tax Returns have been properly completed in compliance with all applicable Legal Requirements, and are true, correct and complete in all material respects; and (ii) timely paid all Taxes shown to be due on any such Tax Return, and all other Taxes due and payable except for Taxes being contested in good faith and for which adequate reserves have been established and maintained in accordance with GAAP on the Company Financial Statements.

(b) The liability of the Company for unpaid Taxes: (i) did not, as of the date of the Company Financial Statements, exceed the reserve for Tax liabilities (excluding any reserve for deferred Tax liabilities established to reflect timing differences between book and Tax income set forth on the face of the Company Financial Statements (rather than any notes thereto)), and (ii) will not exceed the reserve for Tax liabilities (excluding any reserve for deferred Taxes established to reflect timing differences between book and Tax income), as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of the Company in filing Tax Returns.

(c) The Company has timely withheld and paid over to the appropriate Governmental Entity all Taxes which it is required to withhold from amounts paid or owing to any employee, shareholders, creditor, holder of securities or other third party, and the Company has complied with all information reporting (including Internal Revenue Service Form 1099) and backup withholding requirements, including maintenance of required records with respect thereto.

(d) There are no Encumbrances relating or attributable to Taxes encumbering (and no Governmental Entity has threatened to encumber) the assets of the Company, except for statutory Encumbrances for current Taxes not yet due and payable and Taxes being contested in good faith in appropriate proceedings and for which adequate reserves have been established in accordance with GAAP on the Company Financial Statements. There are no Encumbrances relating or attributable to Taxes encumbering (and no Governmental Entity has threatened to encumber) the Company Capital Stock (or other equity interests in the Company).

(e) There are no: (i) pending or threatened claims by any Governmental Entity in writing with respect to Taxes relating or attributable to the Company, or (ii) deficiencies for any Tax, claim for additional Taxes, or other dispute or claim relating or attributable to any Tax liability of the Company claimed, issued or raised by any Governmental Entity that has not been properly reflected in the Company Financial Statements.

(f) The Company has not waived any statute of limitations for the period of assessment or collection of Taxes or agreed to or requested any extension of time for the period with respect to a Tax assessment or deficiency, which period (after giving effect to such extension or waiver) has not yet expired.

(g) The Company will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any period ending after the Closing Date as a result of any: (i) change in method of accounting for any period beginning on or prior to the Closing Date pursuant to Section 481 of the Code (or any similar provision of state, local or foreign Legal Requirements), (ii) use of an improper method of accounting for a taxable period ending on or prior to the Closing Date, (iii) “closing agreement” as described in Section 7121 of the Code (or any similar provision of state, local or foreign Legal Requirements) executed on or prior to the Closing Date, (iv) intercompany transactions or excess loss accounts described in Treasury Regulations Section 1.1502-13 or 1.1502-19 or otherwise pursuant to Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provisions of state, local or foreign Legal Requirements), (v) installment sale or open transaction disposition made on or prior to the Closing Date, (vi) prepaid income received or accrued on or prior to the Closing Date, (vii) method of accounting that defers the recognition of income to any period ending after the Closing Date, or (viii) modification or forgiveness of any indebtedness made on or prior to the Closing Date.

(h) The Company (i) is not a party to or bound by, or has any obligation under, any Tax Sharing Agreement, and (ii) does not have any potential liability or obligation (for Taxes or otherwise) to any Person as a result of, or pursuant to, any such Tax Sharing Agreement.

(i) The Company (i) is not a party to or bound by, or has any obligation under, any closing or similar agreement, Tax abatement or similar agreement or any other agreements with any Governmental Entity with respect to any period for which the statute of limitations has not expired, and (ii) does not have any potential liability or obligation (for Taxes or otherwise) to any Person as a result of, or pursuant to, any such agreement.

(j) No power of attorney related or attributable to Taxes that currently is in effect has been granted by the Company.

(k) The Company has no liability for the Taxes of any Person under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Legal Requirements), as a transferee, successor or as a result of similar liability, operation of Legal Requirements, by Contract (including any Tax Sharing Agreement) or otherwise.

(l) The Company has not participated in nor has any liability or obligation with respect to any “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b).

(m) The Company has not distributed stock of another Person, nor had its stock distributed by another Person in a transaction intended or purported to be governed, in whole or in part, by Section 355 of the Code or Section 361 of the Code.

(n) The Company is not and has not been a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.

(o) The Company is not a party to any joint venture, partnership, other arrangement or contract which may reasonably be expected to be treated as a partnership for U.S. federal income Tax purposes.

(p) None of the Company Capital Stock (i) was issued in connection with the performance of services (within the meaning of Section 83 of the Code), and (ii)(x) is “substantially unvested” (within the meaning of Section 83 of the Code and the Treasury Regulations promulgated thereunder) or (y) with respect to which a valid election under Section 83(b) of the Code was not made.

(q) The Company has never filed an election under Section 1362(a) of the Code to be treated as an “S corporation” under Section 1361(a)(1) of the Code.

(r) The Company has not taken or agreed to take any action, does not intend to take any action, and does not have knowledge of any fact or circumstance, in each case, that could reasonably be expected to prevent or impede the Merger from qualifying for, or to cause the Merger to fail to qualify for, the Intended Tax Treatment.

2.16 Contracts.

(a) Except for this Agreement and the agreements ancillary hereto or as otherwise set forth on Section 2.16(a) of the Disclosure Schedule, there are no agreements, understandings, instruments, contracts or proposed transactions to which the Company is a party or by which it is bound that involve (i) obligations (contingent or otherwise) of, or payments to, the Company in excess of $10,000 (other than employment agreements and offer letters); (ii) the grant of rights to its products, including in respect of any Intellectual Property Rights, to any other Person that limit the Company’s exclusive right to its products; or (iii) any “most favored” provisions, board of directors observer rights, or other side letter agreements not otherwise disclosed pursuant to any other representation.

(b) The Company is not a guarantor or indemnitor of any indebtedness of any other Person.

2.17 Employee Benefit Plans and Compensation.

(a) Section 2.17(a) of the Disclosure Schedule sets forth a list of all material employment, consulting, compensation, incentive or deferred compensation, severance, relocation, retention, transaction, change in control, termination, retirement, pension, supplemental retirement, deferred compensation, excess benefit, profit-sharing, bonus, incentive, performance award, stock option, restricted stock, deferred stock, phantom stock or other equity or equity-linked, savings, life, vacation, paid-time-off, cafeteria, insurance, flex spending, tuition, medical, health, welfare, disability, death, fringe benefit or other employee compensation or benefit plan, program, policy, practice, commitment, agreement, arrangement or Contract, including, in each case, each “employee benefit plan” within the meaning of Section 3(3) of the ERISA (whether or not subject to ERISA) or any other employee benefits plan under any other applicable Legal Requirement which is or has been maintained, contributed to, participated in, sponsored by or required to be contributed to by the Company, or any ERISA Affiliate thereof or with respect to which the Company or any ERISA Affiliate thereof has or may have any liability or obligation, whether actual or contingent (collectively, the “Company Employee Plans”). The Company has provided to Purchaser a complete and accurate copy, as of the date of this Agreement, of all written material Company Employee Plans sponsored, maintained, or contributed to (or required to be contributed to), by the Company for the benefit of any current or former employee or other individual service provider of the Company (or such employee or other individual service provider’s beneficiary) or with respect to which the Company has any liability.

(b) Administrative Compliance. Each Company Employee Plan is and has been established and administered in all material respects in accordance with ERISA, the Code and all other applicable Legal Requirements and the regulations thereunder and in accordance with its terms and of the Company has in all material respects met its obligations with respect to such Company Employee Plan and has made all required contributions thereto (or reserved such contributions on the Current Balance Sheet). There is no audit, investigation or other proceeding (including any voluntary correction application) pending against or involving any Company Employee Plan, and to the knowledge of Company, no such audit, investigation or other proceeding is threatened.

(c) No Material Benefit Obligations. With respect to Company Employee Plans, there are no material benefit obligations for which contributions have not been made or properly accrued and there are no material benefit obligations that have not been accounted for by reserves, or otherwise properly footnoted in accordance with GAAP, on the financial statements of the Company.

(d) Qualified Plan Compliance. All Company Employee Plans that are intended to be qualified under Section 401(a) of the Code are so qualified and have received determination or opinion letters from the IRS to the effect that such Company Employee Plans are qualified and the plans and trusts related thereto are exempt from federal income taxes under Sections 401(a) and 501(a), respectively, of the Code, no such determination or opinion letter has been revoked and, to the knowledge of Company, no revocation has been threatened.

(e) Effect of Transaction. Neither the execution of this Agreement nor the consummation of the Merger and other Transactions will (i) result in any payment (including any severance or bonus payment) becoming due to any current or former employee or other individual service provider of the Company, (ii) result in any forgiveness of Indebtedness to any current or former employee or other individual service provider of the Company, (iii) increase, or result in an acceleration of the time of payment or vesting of, the compensation or benefits otherwise due to any current or former employee or other individual service provider of the Company, or (iv) trigger any payment or funding of any compensation or benefits under any Company Employee Plan. No Company Employee Plan provides for the gross-up of Taxes with respect to Section 4999 or 409A of the Code.

(f) No Pension Plan. Neither the Company nor any of its ERISA Affiliates has (i) ever maintained a Company Employee Plan that was ever subject to Section 412 of the Code or Title IV of ERISA or (ii) ever been obligated to contribute to a “multiemployer plan” (as defined in Section 4001(a)(3) of ERISA). No Company Employee Plan is funded by, associated with or related to a “voluntary employees’ beneficiary association” within the meaning of Section 501(c)(9) of the Code. No Company Employee Plan is a “multiple employer plan” within the meaning of Section 413(c) of the Code or a “multiple employer welfare arrangement” as defined in Section 3(40) of ERISA.

(g) Nonqualified Deferred Compensation. Each Company Employee Plan that is a “nonqualified deferred compensation plan” (as defined in Section 409A(d)(1) of the Code) complies in all respects and has complied in form and operation with Section 409A of the Code and all IRS regulations and other guidance thereunder. No event has occurred that would be treated by Section 409A(b) of the Code as a transfer of property for purposes of Section 83 of the Code. Since January 1, 2005, no stock option or equity unit option granted under any Company Employee Plan has an exercise price that has been or may be less than the fair market value of the underlying stock or equity units (as the case may be) as of the date such option was granted or has any feature for the deferral of compensation other than the deferral of recognition of income until the later of exercise or disposition of such option. No nonqualified deferred compensation plan has been administered in a manner that would cause an excise tax to apply to payments to plan participants.

(h) No Post Employment Obligations. Neither the Company nor any ERISA Affiliate has any obligation or liability to provide, whether under any Company Employee Plan or otherwise, any post termination or retiree life insurance, health or other employee welfare benefits to any Person for any reason, except as may be required by COBRA or other applicable state Legal Requirement.

(i) Employment Matters. Since the Lookback Date, the Company has complied in all material respects with its own policies, practices, handbooks, work rules, and internal regulations and all applicable Legal Requirements, judgments or arbitration awards of any court, arbitrator or any Governmental Entity, extension orders and binding customs respecting labor and employment, including Legal Requirements relating to employment practices, terms and conditions of employment, discrimination, disability, fair labor standards, workers compensation, wrongful discharge, immigration, occupational safety and health, family and medical leave, wages and hours (including overtime wages), worker and independent contractor classification, equal opportunity, pay equity, meal and rest periods, and employee terminations, or the equivalent under applicable Legal Requirements, and in each case, with respect to any Company Employee: (i) has withheld and reported all amounts required by Legal Requirement or by agreement to be withheld and reported with respect to wages, salaries and other payments to Company Employees, (ii) is not liable for any arrears of wages, bonuses, commissions (other than routine payments to be made in the normal course of business and consistent with past practice), fees, severance pay or any Taxes or any penalty for failure to comply with any of the foregoing, and (iii) is not liable for any payment to any trust or other fund governed by or maintained by or on behalf of any Governmental Entity, with respect to unemployment compensation benefits, social security, other payroll Taxes or other benefits or obligations for Company Employees (other than routine payments to be made in the normal course of business and consistent with past practice). There are no Actions pending or, to the knowledge of the Company, threatened or reasonably anticipated against the Company with respect to any Company Employee or Company Employee Plan before any court, arbitrator, or government agency including the Equal Employment Opportunity Commission, Department of Labor, or their state counterparts. There are no pending or to the knowledge of the Company, threatened claims or actions against Company, or any Company trustee under any worker’s compensation policy or long term disability policy. The Company is not a party to a conciliation agreement, consent decree or other agreement or Order with any federal, state, or local agency or Governmental Entity with respect to employment practices. The services provided by each of the Company’s Employees are terminable at the will of the Company.

(j) Labor Matters. The Company is not a party to any collective bargaining agreements, union contract or other agreements with any union, works council, employee representative or other labor organization or group of employees with respect to Company Employees, and, to the Company’s knowledge there are no labor unions, works councils, employee representatives or other organizations representing, purporting to represent or attempting to represent, any employee, or group of employees, of the Company. The Company has not experienced any strikes, labor disputes, concerted refusal to work overtime, slowdowns, work stoppages, lockouts, or threats thereof, by or with respect to any employees of the Company and to the Company’s knowledge such conduct is not being threatened. The Company has not engaged in any unfair labor practices within the meaning of the National Labor Relations Act or similar Legal Requirement. The Company has no knowledge of any activities or proceedings of any labor union, works council, employee representative or other labor organization or group of employees to organize any current Company Employees. There are no Actions, labor disputes or grievances pending or to the Company’s knowledge threatened regarding any labor matters involving any Company Employee, including charges of unfair labor practices under any applicable Legal Requirement or otherwise.

(k) WARN Act. Since the Lookback Date, the Company has not taken any action which would constitute a “plant closing” or “mass layoff” within the meaning of the Worker Administration and Retraining Notification Act (“WARN”) or similar state or local Legal Requirement, issued any notification of a plant closing or mass layoff required by WARN or similar state or local Legal Requirement, or incurred any liability or obligation under WARN or any similar state or local Legal Requirement that remains unsatisfied.

(l) Company Employees. Section 2.17(l) of the Disclosure Schedule contains a list of Company Employees as of the Agreement Date who are employed or engaged by the Company and shows with respect to each such Person (i) the Person’s name, position held, work location, base salary, including each Person’s designation as either exempt or non-exempt from the overtime requirements of the Fair Labor Standards Act and applicable state and local wage Legal Requirements, (ii) the date of hire, (iii) vacation eligibility for the current calendar year, and (iv) leave status (including type of leave, expected return date for non-disability related leaves and expiration dates for disability leaves). To the knowledge of the Company, no Person listed on Section 2.17(l) of the Disclosure Schedule has indicated in writing to the Company, that he/she is, or will be prior to the Closing, terminating his or her employment for any reason.

(m) Immigration Law Compliance. The Company has made available to Purchaser the U.S. Citizenship and Immigration Services Form I-9 (Employment Eligibility Verification) and all other records, documents, or other papers that are required to be retained with Form I-9 by the Company, including E-Verify reports, that it has in its records for each employee of the Company located in the United States.

(n) Complaint Investigations. The Company has reasonably investigated all sexual harassment, or other harassment, discrimination or retaliation allegations against officers, directors, partners or employees of the Company that have been reported to any member of the Company which any member of the Company is otherwise aware. With respect to each such allegation with potential merit, the Company has taken prompt corrective action reasonably calculated to prevent further improper action. The Company does not reasonably expect any material liability with respect to any such allegations and is not aware of any allegations relating to the Company’s officers, directors, or employees, that, if known to the public, would bring the Company into material disrepute.

(o) Company Contractors. Section 2.17(o) of the Disclosure Schedule contains a list of (i) all current independent contractors, Persons that have a consulting or advisory relationship with the Company, and Persons engaged by the Company through a third party agency with a Contract value greater than ten thousand dollars ($10,000) within a calendar year and (ii) the location at which such independent contractors, consultants, advisors and Persons have been or are providing services; (iii) the rate of all regular, bonus or any other compensation payable to such independent contractors, consultants, advisors, and Persons; and (iv) the start and termination date of any agreement binding any Person that has a consulting or advisory relationship with the Company. Except as set forth in such written agreements or otherwise set forth on Section 2.17(o) of the Disclosure Schedule, all such independent contractors, consultants and advisors to the Company can be terminated immediately and without notice or liability on the part of the Company.

2.18 Environmental and Safety Legal Requirements. The Company is and has been in compliance with all Environmental Laws. The Company has obtained and holds all Permits required under Environmental Laws and there is no action pending or threatened that seeks the revocation, cancellation, suspension, non-renewal or modification of any such Permit. The consummation of the transactions contemplated by this Agreement will not require a material change in the terms or conditions of any Permits under any Environmental Law and such can be transferred or assigned pursuant to this Agreement without a material change in the terms or conditions of such Permits. The Company has not received any notice, citation, demand, letter, request for information, or claim from any Person claiming or asserting any violation of or liability under Environmental Laws or demanding payment, contribution, indemnification, remedial action, removal action, financial assurance or any other action or inaction with respect to any actual or alleged environmental damage, condition or event or injury to persons, property or natural resources. The Company has not received any written notice that any real property previously or now owned, operated or leased by the Company is listed or is proposed for listing on the National Priorities List pursuant to CERCLA, the Comprehensive Environmental Response, Compensation and Liability Information System List (“CERCLIS”), any registry of contaminated land sites or on any similar state or foreign list of sites requiring investigation or cleanup, and to the knowledge of the Company, no Encumbrances has been filed against either the personal or real property of the Company under any Environmental Law regulation promulgated thereunder or order issued with respect thereto. There has been no release of or exposure to use, generation, manufacture, sale, handling, treatment, recycling, storage, transportation, disposal of, arrangement for the disposal of, or placement of, or exposure of any Person to, a Hazardous Material that would result in liability for the Company pursuant to any Environmental Laws. The Company has made available to Purchaser true and correct copies of all reports, investigations, inspections, of environmental site assessments, environmental or health and safety compliance audits, environmental or health and safety investigations or remedial activity, and other similar documents containing material relating to Environmental Laws or Hazardous Materials with respect to the Company or real property previously or now owned, operated or leased by the Company.

2.19 Top Customers and Suppliers.

(a) The Company does not have and has never had any customers.

(b) Section 2.19(b) of the Disclosure Schedule contains a list of the top five (5) currently active suppliers and vendors of the Company by dollar volume of sales and purchases, respectively, for the calendar year ending December 31, 2025 (each such supplier, a “Top Supplier”). The Company has not received written notice that any Top Supplier intends to cancel, or otherwise materially and adversely modify its relationship with the Company (whether related to payment, price or otherwise) on account of the transactions contemplated by this Agreement or otherwise.

2.20 Interested Party Transactions. Except as set forth on Section 2.20 of the Disclosure Schedules, no officer, director, or Key Employee or, to the knowledge of the Company, Equityholder (nor any Affiliate or immediate family member of any of such Persons, or any trust, partnership or corporation in which any of such Persons has or has had an interest) (each, an “Interested Party”) has, directly or indirectly, (a) any interest in any Person that licensed or licenses from or to, purchased or purchases from, sold or sells or furnished or furnishes to the Company any Intellectual Property or goods or services or (b) any interest in, or is a party to, any Contract to which the Company is a party; provided, however, that ownership of no more than one percent (1%) of the outstanding voting stock of a publicly traded corporation shall not be deemed to be an “interest in any Person” for purposes of this Section 2.20.

2.21 Bank Accounts; Powers of Attorney. Section 2.21 of the Disclosure Schedule sets forth a list showing: (a) all banks in which the Company maintains a bank account or safe deposit box, together with, as to each such bank account, the account number, the names of all signatories thereof and, with respect to each such safe deposit box, the number thereof and the names of all Persons having access thereto; and (b) the names of all Persons holding powers of attorney from the Company.

2.22 Complete Copies of Materials. The Company has made available true and complete copies of each document (or summaries of the same) that has been requested by Purchaser or its counsel, including any contracts, agreements and documents listed on the Disclosure Schedule.

2.23 No Other Representations. EXCEPT AS EXPRESSLY SET FORTH IN THIS ARTICLE II, THE COMPANY MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AT LAW OR IN EQUITY, IN RESPECT OF THE COMPANY OR THE BUSINESS OR ANY OF ITS ASSETS, LIABILITIES OR OPERATIONS, INCLUDING WITH RESPECT TO MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE, AND ANY SUCH OTHER REPRESENTATIONS OR WARRANTIES ARE HEREBY EXPRESSLY DISCLAIMED, AND IF MADE, SUCH OTHER REPRESENTATIONS OR WARRANTIES MAY NOT BE RELIED UPON BY PURCHASER OR ANY OF ITS AFFILIATES OR REPRESENTATIVES.

Article III

Representations and Warranties of Purchaser and Merger Sub

Except (a) as disclosed in Purchaser SEC Reports prior to the date of this Agreement (but excluding any disclosures under the heading “Risk Factors” and any disclosure of risks included in any “forward looking statements” disclaimers or in any other section to the extent they are forward-looking statements or cautionary, predictive or forward-looking in nature) or (b) as expressly set forth herein or in the Disclosure Schedule delivered by Purchaser and Merger Sub to the Company on the date of this Agreement, Purchaser and Merger Sub hereby represent and warrant to Company as follows:

3.1 Organization and Standing. Each of Purchaser and Merger Sub is a corporation duly organized, validly existing and in good standing under the Legal Requirements of its state of incorporation. Each of Purchaser and Merger Sub has the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as currently conducted.

3.2 Authority and Enforceability. Each of Purchaser and Merger Sub has all requisite corporate power and authority to enter into this Agreement and all other agreements to be entered into by Purchaser and Merger Sub in connection with this Agreement and the Merger (“Purchaser Related Agreements”) and to consummate the Merger and the other transactions contemplated hereby and thereby. The entry into and the execution and delivery by each of Purchaser and Merger Sub of this Agreement and any Purchaser Related Agreements to which it is a party and the consummation of the Merger and the other transactions contemplated hereby and thereby have been duly authorized by all necessary corporate and other action on the part of each of Purchaser and Merger Sub, and no further action is required on the part of Purchaser or Merger Sub to authorize the Agreement and any Purchaser Related Agreements to which it is a party and the transactions contemplated hereby and thereby. This Agreement and any Purchaser Related Agreements have been or will be duly executed and delivered by Purchaser and Merger Sub, as applicable, and shall constitute the valid and binding obligations of Purchaser and Merger Sub, as applicable, enforceable in accordance with their terms, subject to (a) applicable bankruptcy and other similar Legal Requirements affecting the rights of creditors generally and (b) Legal Requirements governing specific performance, injunctive relief and other equitable remedies.

3.3 Governmental Approvals and Consents. No Governmental Approval is required, other than required filings under the HSR Act, by or with respect to Purchaser or Merger Sub in connection with the execution and delivery of this Agreement and any Purchaser Related Agreements or the consummation of the Merger and the other transactions contemplated hereby and thereby, except for such consents, waivers, approvals, Orders, authorizations, registrations, declarations and filings as may be required under applicable securities laws.

3.4 No Conflicts. The execution and delivery by Purchaser of this Agreement and the Purchaser Related Agreements to which it is a party, the performance of its obligations hereunder and thereunder, and the consummation of the Merger and the other transactions contemplated by this Agreement and the Purchaser Related Agreements to which it is a party, does not and will not Conflict with any Legal Requirement applicable to Purchaser or any of its properties or assets (whether tangible or intangible).

3.5 Valid Issuance. Assuming the accuracy of the Accredited Investor Questionnaires, the shares of Purchaser Capital Stock to be issued to Equityholders in the Merger pursuant to the terms hereof, when issued as provided in this Agreement, will be duly authorized, validly issued, fully paid and nonassessable, and will be free of Encumbrances and restrictions on transfer other than Encumbrances and restrictions on transfer under this Agreement, under applicable state and federal securities Legal Requirements, and any Encumbrances or restrictions imposed as a result of the nature or identity of the applicable Equityholder, and as otherwise set forth on Section 3.5 of the Disclosure Schedule.

3.6 Operations of Merger Sub. Merger Sub is wholly-owned directly by Purchaser, was formed solely for the purpose of effecting the Merger and has not engaged in any business activities or conducted any operations other than in connection with the transactions contemplated hereby.

3.7 Consideration Shares. Purchaser has no plan or intention to reacquire any Consideration Shares.

Article IV

Conduct Prior To The Effective Time

4.1 Affirmative Conduct of Company Business. During the period from the Agreement Date and continuing until the earlier of the termination of this Agreement or the Effective Time, except to the extent that Purchaser shall otherwise consent or request in writing, the Company shall conduct the business of the Company in the ordinary course of business consistent with past practice, all with the goal of preserving the goodwill and ongoing business of the Company through the Effective Time.

4.2 Restrictions on Conduct of Company Business. During the period from the Agreement Date and continuing until the earlier of the termination of this Agreement or the Effective Time, except as expressly set forth in Section 4.2 of the Disclosure Schedule, the Company shall not, without the prior written consent of Purchaser, which consent shall not be unreasonably withheld, delayed or conditioned:

(a) cause or permit any modifications, amendments or changes to the Company Charter Documents;

(b) declare, set aside, or pay any dividends on or make any other distributions (whether in cash, stock or property) in respect of its Equity Interests;

(c) issue, grant, deliver, sell or purchase any Company Capital Stock or equity-based awards (whether payable in cash, stock or otherwise) or any securities convertible into, exercisable or exchangeable for, or subscriptions, rights, warrants or options to acquire, or other agreements or commitments of any character obligating any of them to issue or purchase any such shares or other convertible securities;

(d) amend, waive or otherwise modify any SAFE;

(e) form a subsidiary or acquire an interest in any corporation, association, joint venture, partnership or other business entity or division thereof;

(f) make any capital expenditure exceeding $15,000 in the aggregate;

(g) other than in the ordinary course of business consistent with past practice, (i) dispose of any assets (whether tangible or intangible) of the Company or (ii) acquire any assets of any business enterprise or division thereof;

(h) abandon, cancel or commit any action or omission regarding the relinquishment or right to a patent, patent application, or other intellectual property right;

(i) incur any Indebtedness (or change any of the terms associated with the Assumed Indebtedness, including increasing the amount of principal or interest owed thereunder), issue or sell any debt securities, create an Encumbrance over any asset of the Company;

(j) fail to make any required payments with respect to the underlying documentation reflecting the Assumed Indebtedness;

(k) commence any Action or settle any Action or threat of any Action by or against the Company;

(l) adopt or change accounting methods or practices (including any change in depreciation or amortization policies or rates or any change to practices that would impact the methodology for recognizing revenue) other than as required by GAAP;

(m) make, revoke or amend any Tax election, change any annual accounting period, adopt or change any method of accounting or reverse of any accruals (except as required by a change in Legal Requirements or GAAP), file any amended Tax Returns, sign or enter into any closing agreement or settlement agreement with respect to any, or compromise any, claim or assessment of Tax liability, surrender any right to claim a refund, offset or other reduction in liability, consent to any extension or waiver of the limitations period applicable to any claim or assessment, in each case, with respect to Taxes, or act or omit to act where such action or omission to act could reasonably be expected to have the effect of increasing any present or future Tax liability or decreasing any present or future Tax benefit for the Company or Purchaser or its Affiliates;

(n) (i) adopt, amend or terminate, or start a termination process of, any Company Employee Plan, (ii) adopt, amend or terminate, or start a termination process of, any Company Employee Agreement, including any indemnification agreement, (iii) enter into or amend any Company Employee Agreement or (iv) otherwise hire any Person as a Company Employee;

(o) increase or make any other change that would result in increased cost to the Company to the salary, wage rate, employment status, title or other compensation (including equity based compensation) payable or to become payable by the Company to any current Company Employee;

(p) cancel, amend (other than in connection with the addition of customers and suppliers to such insurance policies from time to time in the ordinary course of business consistent with past practices) or fail to renew (on substantially similar terms) any insurance policy of the Company;

(q) (i) terminate, amend, waive, or modify in any material manner relative to such Contract or the Company’s business or operations, or violate, the terms of Contract material to the business of the Company, or (ii) enter into any Contract which would be material to the Company; or

(r) take, commit, authorize, propose, or agree or otherwise to take, any of the actions described in clauses (a) through (q) of this Section 4.2.

Article V

Additional Agreements

5.1 280G Matters.

(a) If the consummation of the Merger could, in the Company’s reasonable good faith judgment, reasonably be expected to constitute a “change in ownership or control” (within the meaning of Treas. Reg. Section 1.280G-1, Q/A-2(b)) of the Company and any “disqualified individual” (within the meaning of Section 280G(c) of the Code) with respect to the Company has the right to receive or retain any payments or benefits that could constitute “parachute payments” (within the meaning of Section 280G(b)(2)(A) of the Code), then the Company will (a) solicit and use commercially reasonable efforts to obtain from each such individual a waiver of such individual’s rights to receive or retain some or all of such payments and benefits (the “Waived Payments”) so that any remaining payments and benefits will not be “parachute payments,” and (b) with respect to each individual who agrees to such waiver, submit to a vote of holders of the equity interests of the Company entitled to vote on such matters, in the manner required under Section 280G(b)(5) of the Code and the regulations thereunder, the right of any such individual to receive or retain the Waived Payments. No later than three calendar days prior to soliciting such waivers and approval, Company will provide drafts of such waivers and disclosure and approval materials to Purchaser and its counsel for its reasonable review and comment, which comments will be considered in good faith by Company. To the extent applicable, prior to the Closing Date, Company will deliver to Purchaser evidence that a vote of holders of the equity interests of the Company was solicited in accordance with the provisions of Section 280G(b)(5) of the Code and the regulations thereunder and that either (i) the requisite number of votes of holders of the equity interests of the Company was obtained with respect to the Waived Payments or (ii) such requisite number of votes was not obtained and, as a result, no Waived Payments will be retained, made, or provided.

(b) The Company Board shall not alter, modify, change or revoke its unanimous approval of this Agreement, the Merger and the transactions contemplated hereby.

5.2 Issuance of Purchaser Capital Stock. The shares of Purchaser Capital Stock issuable in exchange for the Company Securities pursuant to this Agreement are intended to be issued pursuant to one or more exemptions from registration under Regulation D of the Securities Act and exemptions from qualification under applicable state securities laws. The Company and, following Closing, the Stockholder Representative shall assist Purchaser as may be necessary to comply with the securities and blue sky laws relating to the transactions contemplated by this Agreement. The Company shall use its commercially reasonable efforts to obtain from each Equityholder an Accredited Investor Questionnaire after the Agreement Date but prior to the Effective Time. The Company shall promptly deliver to Purchaser a copy of each executed Accredited Investor Questionnaire upon receipt thereof from any Equityholder pursuant to such solicitation.

5.3 Access to Information. To the fullest extent permitted by applicable Legal Requirements, the Company shall afford Purchaser and its Representatives reasonable access, upon reasonable notice, during the period from the Agreement Date to the Effective Time to (a) all of the properties, Books and Records, and Contracts of the Company during normal business hours for the purpose of conducting an investigation of the financial condition, status, business, properties and assets of the Company, (b) all other information concerning the business, properties and personnel (subject to restrictions imposed by applicable Legal Requirement) of the Company as Purchaser may reasonably request, and (c) all current Company Employees as identified by Purchaser. The Company shall make available to Purchaser and its Representatives copies of internal financial statements and other records (including Tax Returns and supporting documentation) promptly upon request; provided, however, that no information discovered through the access afforded by this Section 5.3 shall (i) limit or otherwise affect any remedies available to the party receiving such access or information, (ii) constitute an acknowledgment or admission of a breach of this Agreement or (iii) be deemed to amend, modify or supplement any representation, warranty, covenant, condition, or other agreement set forth herein, the Disclosure Schedule or otherwise prevent or cure any misrepresentations, breach of representation, warranty, covenant, or other agreement.

5.4 Expenses. Except as otherwise expressly provided in this Agreement or any Related Agreement, subject to the terms of Section 7.2, all fees and expenses (including the fees and expenses of financial advisors, accountants and legal counsel) incurred in connection with this Agreement and the Related Agreements and the Transactions shall be paid by the Purchaser; provided that any fees and expenses incurred by the Company and the Sellers shall be reasonable and customary for a transaction similar to the nature of the Merger and shall be disclosed in reasonable detail to Purchaser prior to Closing.

5.5 Further Actions.

(a) Upon the terms and subject to the conditions of this Agreement, each of the parties hereto shall use commercially reasonable efforts to take, or cause to be taken, all appropriate action, and to do, or cause to be done, all things necessary, proper or advisable under applicable Legal Requirements to consummate and make effective the Merger, including, without limitation, using its commercially reasonable efforts to obtain all permits, consents, approvals, authorizations, qualifications and Orders of Governmental Entities as are necessary for the consummation of the Merger (including required filings under the HSR Act) and to use commercially reasonable efforts to take such other actions to cause all of the conditions of the other party or parties hereto to consummate the Merger set forth in Article VI to be satisfied promptly.

(b) The Company and Purchaser shall, and shall cause each of their respective Subsidiaries to, promptly execute and file, or join in the execution and filing of, any application, notification or other document that may be necessary in order to obtain the authorization, approval or consent of any Governmental Entity that may be reasonably required to consummate the Merger and other Transactions as promptly as possible after the execution of this Agreement. Each of the Company and Purchaser shall use its commercially reasonable efforts to obtain all such authorizations, approvals and consents. To the extent permitted by applicable Legal Requirements, each of the Company and Purchaser shall promptly inform the other of any material communication between the Company or Purchaser and any Governmental Entity regarding the Merger and the other Transactions. If the Company or Purchaser shall receive any formal or informal request for supplemental information or documentary material from any Governmental Entity with respect to the Merger or any other transaction contemplated by this Agreement, then the Company or Purchaser (as applicable) shall make, or cause to be made, as soon as reasonably practicable, a response in compliance with such request, after consultation with the other (to the extent permitted by applicable Legal Requirements).

(c) Notwithstanding anything to the contrary contained in this Agreement, except with the written consent of Purchaser, the Company shall not take any action to, or cause any Person to, and none of Purchaser or its Subsidiaries or Affiliates shall be required to, consent or proffer to divest, hold separate, or enter into any license or other Contract with respect to, agree to restrict the ownership or operation of, or otherwise change or modify any business or asset of Purchaser or the Company in order to resolve any objections of the Federal Trade Commission, the Antitrust Division of the Department of Justice, any state antitrust enforcement authorities or competition authorities of any other nation or other jurisdiction asserted under relevant Competition Laws with respect to the Merger or any of the other Transactions (collectively, any “Anti-Trust Objections”). Notwithstanding anything to the contrary herein, in no event shall the Company or Purchaser be obligated to commence, defend, litigate, appeal, or participate in the commencement, defense, litigation or appeal of any Action, whether judicial or administrative in connection with any Anti-Trust Objection.

(d) Each party hereto, at the request of another party hereto, shall execute and deliver such other certificates, instruments, agreements and other documents, and do and perform such other acts and things, as may be reasonably necessary for purposes of effecting completely the consummation of the Merger and the other Transactions.

(e) As promptly as practicable after the date of this Agreement but in no event later than ten (10) days after the date of this Agreement (the “Audit Delivery Date”), the Company shall deliver to Purchaser, the audited and/or reviewed financial statements of the Company (including, in each case, any related notes thereto), that are required for the initial filing of the proxy statement pursuant to the Securities Act and the rules and regulations promulgated thereunder (the “Required Financial Statements”); provided, however, that the Audit Delivery Date shall be automatically extended for a period of fifteen (15) days (or such longer period as the Company and Purchaser may mutually agree in writing) if the Company is cooperating in good faith with its auditors to deliver the Required Financial Statements. Such financial statements shall fairly present the financial position and results of operations of the Company, as applicable, as of the dates or for the periods indicated, in accordance with GAAP. The required audited financial statements shall each be audited in accordance with Public Company Accounting Oversight Board (“PCAOB”) auditing standards by a PCAOB qualified auditor.

(f) During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement in accordance with Section 7.1 or the Closing (the “Interim Period”), as soon as reasonably practicable following the end of each three-month quarterly period of each fiscal year (other than the last three-month period), and in any event no later than forty-five (45) days thereafter, and to the extent required for the proxy statement, the Company shall deliver to Purchaser, the unaudited consolidated financial statements of the Company and Purchaser, as applicable, consisting of the consolidated balance sheet of the Company, as applicable, as of the end of such three-month period, and the related unaudited consolidated income statement, changes in shareholder equity and statement of cash flows for the three month quarterly period then ended.

(g) During the Interim Period, as soon as reasonably practicable following the end of each fiscal year, and in any event no later than sixty (60) days thereafter, and to the extent required for the proxy statement, the Company shall deliver to Purchaser, the audited consolidated financial statements of the Company, consisting of the balance sheet of the Company, as applicable, as of the end of such fiscal year, and the related audited consolidated income statement, changes in shareholder equity and statement of cash flows for the fiscal year then ended. Such audited financial statements shall be audited in accordance with PCAOB auditing standards by a PCAOB qualified auditor and shall fairly present the financial position and results of operations of the Company as of the date or for the periods indicated, in accordance with GAAP.

(h) As soon as reasonably practicable, Purchaser will prepare and mail proxy materials, call a meeting of the Purchaser’s stockholders or otherwise solicit written consents in order to obtain the Purchaser Stockholder Approval (the “Purchaser Meeting”), and Purchaser shall use its reasonable best efforts to solicit from Purchaser’s stockholders proxies in favor of the Purchaser Stockholder Approval prior to such Purchaser Meeting, and to take all other actions necessary or advisable to secure the Purchaser Stockholder Approval, including approving the Merger. In connection with preparing the proxy materials, Purchaser will file with the SEC a proxy statement in definitive form on Schedule 14A under the Exchange Act related to the Purchaser Meeting including all financial and other information about the Merger and the transactions contemplated hereby in accordance with applicable law and applicable proxy solicitation rules set forth in the bylaws of Purchaser, the Delaware General Corporation Law and the rules and regulations of the SEC and the Nasdaq Stock Market LLC (“Nasdaq”). Purchaser will use reasonable best efforts to ensure such proxy statement will not contain any untrue statement of material fact or omit to state a material fact required to be stated therein. Purchaser shall cooperate and provide the Company (and its counsel) with a reasonable opportunity to review and comment on the proxy statement and any amendment or supplement thereto prior to filing the same with the SEC. The Company shall provide Purchaser with such information concerning the Company and its respective equityholders, officers, directors, members, managers, employees, assets, liabilities, condition (financial or otherwise), business and operations that may be reasonably required or appropriate for inclusion in the proxy statement, or in any amendments or supplements thereto, which information provided by the Company shall be true and correct and not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not materially misleading.

5.6 Tax Matters.

(a) Conduct of Business with respect to Taxes. During the period from the date hereof to the Closing Date, the Company shall: (i) timely file all Tax Returns required to be filed by it and all such Tax Returns shall be prepared in a manner consistent with past practice, (ii) timely pay all Taxes due and payable, and (iii) promptly notify Purchaser of any income, franchise or similar (or other material) Tax claim, investigation or audit pending against or with respect to the Company in respect of any Tax matters (or any significant developments with respect to ongoing Tax matters), including material Tax liabilities and material Tax refund claims.

(b) Preparation and Filing of Tax Returns. Purchaser shall prepare and file (or cause to be prepared and filed) all Tax Returns for the Company relating to Pre-Closing Tax Periods and Straddle Periods that are filed after the Closing Date. All such Tax Returns shall be prepared in accordance with applicable Legal Requirements and in a manner consistent with the prior practice of the Company, unless otherwise required by applicable Legal Requirements. To the extent the Sellers are responsible for any Pre-Closing Taxes reflected on any such Tax Return, Purchaser shall permit the Stockholder Representative to review such Tax Return and Purchaser shall consult with the Stockholder Representative in good faith with respect to all reasonable comments the Stockholder Representative may have relating to such Tax Return.

(c) Tax Contests. Purchaser shall deliver a written notice to the Stockholder Representative in writing promptly following any demand, claim, or notice of commencement of a claim, proposed adjustment, assessment, audit, examination or other administrative or court proceeding with respect to Taxes of the Company for which the Sellers may reasonably be expected to be liable or with respect to the Intended Tax Treatment (“Tax Contest”) and shall describe in reasonable detail (to the extent known by Purchaser) the facts constituting the basis for such Tax Contest, the nature of the relief sought, and the amount of the claimed Purchaser Losses (including Taxes), if any; provided, however, that the failure or delay to so notify the Stockholder Representative shall not relieve the Sellers of any obligation or liability that the Sellers may have to Purchaser. Each Tax Contest shall be controlled by Purchaser; provided, however, that Purchaser shall (i) keep the Stockholder Representative informed of all material developments and events relating to such Tax Contest (including promptly forwarding copies to the Stockholder Representative of any related correspondence and shall provide the Stockholder Representative with an opportunity to review and comment on any material correspondence before Purchaser sends such correspondence to any Governmental Entity), and (ii) consult with the Stockholder Representative in connection with the defense or prosecution of any such Tax Contest. Purchaser shall not settle any such Tax Contest without the prior written consent of the Stockholder Representative, which consent shall not be unreasonably withheld, conditioned or delayed. Notwithstanding anything to the contrary contained in this Agreement, the procedures for all Tax Contests shall be governed exclusively by this Section 5.6(c) (and not Section 8.4).

(d) Transfer Taxes. Purchaser shall pay fifty percent (50%) of and the Sellers shall pay fifty percent (50%) of all transfer, real property transfer, documentary, sales, use, stamp, duty, recording and similar Taxes (including any penalties, interest and additions to Tax) incurred in connection with this Agreement and the transactions contemplated hereby (together, “Transfer Taxes”). Purchaser shall be responsible for preparing and filing all Tax Returns or other applicable documents in connection with all Transfer Taxes, to the extent permitted by applicable Legal Requirements; provided, however, that the Sellers shall cooperate with Purchaser in the preparation and filing of all Tax Returns or other applicable documents for or with respect to Transfer Taxes, including timely signing and delivering such Tax Returns, documents, and certificates as may be necessary or appropriate to file such Tax Returns or establish an exemption from (or otherwise reduce) Transfer Taxes.

(e) Cooperation. The Sellers and Purchaser shall reasonably cooperate, and shall cause their respective Affiliates, officers, employees, agents, auditors and representatives reasonably to cooperate, in preparing and filing all Tax Returns of the Company relating to any Pre-Closing Tax Period or Straddle Period, including maintaining and making available to each other all records necessary in connection with Taxes of the Company relating to any Pre-Closing Tax Period or Straddle Period, and in resolving all disputes and audits with respect to all such Pre-Closing Tax Periods and Straddle Periods.

(f) Computation of Liabilities. Whenever it is necessary to determine the liability for Taxes for a Straddle Period relating to:

(i) Taxes of the Company that are imposed on a periodic basis (such as real property Taxes or other ad valorem Taxes), the determination of the Taxes of the Company for the portion of the Straddle Period ending on and including, and the portion of the Straddle Period beginning and ending after, the Closing Date shall be calculated by allocating to the periods before and after the Closing Date pro rata, based on the number of days of the Straddle Period in the period before and ending on the Closing Date, on the one hand, and the number of days in the Straddle Period in the period after the Closing Date, on the other hand; and

(ii) Taxes of the Company not described in Section 5.6(f)(i) (such as (i) Taxes based on the income or receipts of the Company for a Straddle Period, (ii) Taxes imposed in connection with any sale or other transfer or assignment of property (including all sales and use Taxes) for a Straddle Period, other than Transfer Taxes described in Section 5.6(d), and (iii) withholding and employment Taxes relating to a Straddle Period), the determination of the Taxes of the Company for the portion of the Straddle Period ending on and including, and the portion of the Straddle Period beginning and ending after, the Closing Date shall be calculated by assuming that the Straddle Period consisted of two taxable periods, one which ended at the close of the Closing Date and the other which began at the beginning of the day following the Closing Date and items of income, gain, deduction, loss or credit of the Company for the Straddle Period shall be allocated between such two taxable years or periods on a “closing of the books basis” by assuming that the books of the Company were closed at the close of the Closing Date.

(g) Intended Tax Treatment. The parties hereto shall (and shall cause its Affiliates to), unless otherwise required by a final “determination” (within the meaning of Section 1313(a) of the Code), prepare and file all Tax Returns in a manner consistent with the Intended Tax Treatment and take no position in any Tax Return, audit, proceeding, or otherwise relating to Taxes that is inconsistent with the Intended Tax Treatment. If any Governmental Entity disputes the Intended Tax Treatment, the party receiving notice of such dispute shall promptly notify and consult with the other parties hereto concerning the resolution of such dispute.

(h) Amended Tax Returns, Etc. Without the prior written consent of the Stockholder Representative (which consent will not be unreasonably withheld, conditioned or delayed), Purchaser will not cause or permit the Company to (i) file or amend or otherwise modify any Tax Return that relates in whole or in part to any Pre-Closing Tax Period, (ii) make or change any election for, or that has retroactive effect to, any Pre-Closing Tax Period, (iii) settle, voluntarily approach, enter into voluntary disclosure agreement with, or file any ruling request with any Governmental Entity with respect to any Pre-Closing Tax Period or Taxes attributable to a Pre-Closing Tax Period, or (iv) extend or waive the statute of limitations with respect to any Pre-Closing Tax Period.

5.7 Employee Matters. No provision of this Agreement is intended, or shall be interpreted, to provide nor create any third party beneficiary rights or any other rights of any kind or nature whatsoever in any Equityholder, Company Employee, or any other Person, including any rights of employment for any specified period and/or any employee benefits, in favor of any Person, union, association, continuing employee, Company Employee, consultant or contractor or any other Person, other than the parties hereto and their respective successors and permitted assigns, and all provisions hereof will be personal solely among the parties to this Agreement.

5.8 Contract Notices, Consents. The Company shall provide obtain all consents and deliver all notices required under any Contract listed on Schedule 5.8 in connection with the Transaction, in each case in a form reasonably acceptable to Purchaser.

5.9 Company Closing Statement; Spreadsheet.

(a) The Company shall deliver to Purchaser at least five (5) Business Days (or such shorter time prior to the anticipated Closing Date as Purchaser may agree) prior to the anticipated Closing Date a good-faith draft of (i) the Company Closing Statement setting forth the Company’s good faith estimate of the components thereof, and (ii) pay-off letters or other evidence of payment in form and substance reasonably satisfactory to Purchaser in respect of each Transaction Expense listed on Company Closing Statement that has been paid immediately prior to the Closing (the “Closing Expense Pay-off Letters”). The Company shall cooperate with Purchaser in supplying any information Purchaser may reasonably request in order to verify the information and amounts reflected on the draft Company Closing Statement and draft Closing Expense Pay-off Letters, and shall update the draft Company Closing Statement and draft Closing Expense Pay-Off Letters prior to the Closing to reflect any of Purchaser’s reasonable good faith comments concerning the information and amounts set forth therein or any changes to the information or amounts set forth therein occurring between the time of delivery of such draft and the Closing. Prior to the Closing, the Company shall deliver the updated Company Closing Statement and Closing Expense Pay-off Letters to Purchaser. Nothing in this Section 5.9(a) shall in any way limit the right of any Person under this Section 5.9.

(b) The Company shall deliver a good-faith draft of the Spreadsheet to Purchaser at least five (5) Business Days (or such shorter time prior to the anticipated Closing Date as Purchaser may agree) prior to the anticipated Closing Date. The Company shall cooperate with Purchaser in supplying any information Purchaser may reasonably request in order to verify the information and amounts reflected on the draft Spreadsheet, and shall update the draft Spreadsheet prior to the Closing to reflect any of Purchaser’s reasonable good faith comments concerning the information and amounts set forth therein or any changes to the information or amounts set forth therein occurring between the time of delivery of such draft and the Closing. Prior to the Closing, the Company shall deliver to Purchaser the Spreadsheet, which shall be certified as complete and correct by the Chief Executive Officer and Chief Financial Officer of the Company as of the Closing Date. Nothing in this Section 5.9(b), including the fact that Purchaser may provide comments or request changes to the draft Spreadsheet or that Purchaser and the Company may agree to changes to the information or amounts on the Spreadsheet, shall in any way limit the right of any Person under this Section 5.9.

(c) Notwithstanding anything to the contrary in this Agreement or any investigation or examination conducted, or any knowledge possessed or acquired, by or on behalf of Purchaser or any of its Affiliates or its or their Representatives, or any disclosure made by or on behalf of the Company, (i) it is expressly acknowledged and agreed that Purchaser and its Affiliates shall be entitled to rely on the Company Closing Statement and the Spreadsheet, without any obligation to investigate or verify the accuracy or correctness thereof, and to make payments in accordance therewith, and (ii) in no event shall Purchaser or its Affiliates have any liability to any Person (including the Stockholder Representative and Equityholders) for any alleged inaccuracy or miscalculations in, or otherwise relating to, the preparation of the Company Closing Statement or the Spreadsheet and the allocation set forth therein, or payments made by any Person (including Purchaser, the Company and their respective Affiliates) in accordance with the Company Closing Statement and the Spreadsheet.

5.10 Assumption and Payment of Debt; Release of Encumbrances. Subject to Section 5.19, no later than three (3) Business Days prior to the Closing Date, the Company shall obtain (x) from each holder of Company Indebtedness listed on Schedule 5.10, a consent, in form and substance reasonably satisfactory to the Purchaser, of such holder to the transactions contemplated by this Agreement, including, but not limited to, the New Promissory Note (the “Assumed Indebtedness”), and (y) from each holder of Company Indebtedness not listed on Schedule 5.10, and deliver to Purchaser, an executed pay-off letter in form and substance reasonably acceptable to Purchaser, setting forth: (i) the amounts required to pay off in full and fully discharge on the Closing Date, the Indebtedness owing to such creditor (including the outstanding principal, accrued and unpaid interest and prepayment and other penalties) and wire transfer information for such payment; (ii) an acknowledgement that, upon payment of such amounts, all obligations of the Company relating to such Indebtedness will be terminated; (iii) the commitment of the creditor to release all Encumbrances, if any, that the creditor may hold on any of the assets of the Company upon payment of such amount (each, a “Closing Indebtedness Pay-off Letter”).

5.11 Confidentiality. The Company, the Stockholder Representative, and the Equityholders acknowledge that the Purchaser Capital Stock may be publicly traded and that any information obtained during the course of its due diligence could be considered to be material non-public information within the meaning of federal and state securities laws.

5.12 Public Announcements.

(a) Prior to the Closing and except as set forth in Section 5.12(b), each of the parties hereto agrees not to issue or cause the publication of any press release or other public announcement with respect to this Agreement or the transactions contemplated hereby; provided, however, that nothing herein shall prohibit any party hereto from issuing or causing publication of any press release or public announcement to the extent that such party reasonably determines such action to be required by applicable Legal Requirement, in which case the party hereto making such determination will, if practicable in the circumstances, use commercially reasonable efforts to allow the other parties hereto reasonable time to comment on such release or public announcement in advance of its issuance; provided, further, however, that if Purchaser determines that it is required by applicable Legal Requirement to make any such press release or public announcement, the contents thereof shall be determined by Purchaser in its sole discretion (even if comments thereto are provided by the Company). None of the Company, the Stockholder Representative, the Equityholders, nor any of their respective Representatives shall issue any statement or communication to any third party (other than its Representatives that are bound by confidentiality restrictions) regarding the subject matter of this Agreement, any Company Related Agreement, or any other Contract to which they are party in connection with the Merger, or the Merger or the other transactions contemplated hereby and thereby, without the prior written consent of Purchaser; provided, that after Closing the Stockholder Representative shall be permitted to communicate with the Equityholders in accordance with the terms of this Agreement and as required pursuant to Delaware Law.

(b) The parties shall mutually agree upon and, as promptly as practicable after the execution of this Agreement (but in any event within four (4) Business Days thereafter), Purchaser shall file a Current Report on Form 8-K (the “8-K”) and a description of this Agreement as required by federal securities laws, which the Company shall review, comment upon and approve (which approval shall not be unreasonably withheld, conditioned or delayed) prior to filing. In connection with the preparation of the 8-K, or any other report, statement, filing notice or application made by or on behalf of a party to any Governmental Entity or other third party in connection with the Merger or other transactions contemplated hereby, each party shall, upon request by any other party, furnish the parties with all information concerning themselves, their respective directors, officers and equity holders, and such other matters as may be reasonably necessary or advisable in connection with the Merger and other transactions contemplated hereby, or any other report, statement, filing, notice or application made by or on behalf of a party to any third party and/ or any Governmental Entity in connection with the Merger and other transactions contemplated hereby. Furthermore, nothing contained in this Section 5.12 shall prevent the parties from furnishing customary or other reasonable information concerning the Merger and other transactions to their investors and prospective investors that is substantively consistent with public statements previously consented to by the other parties in accordance with this Section 5.12.

5.13 No Participation in Buyback.

(a) Subject to applicable securities Legal Requirements, notwithstanding anything to the contrary contained in this Agreement or any Related Agreement, from and after the Closing until the date that is two (2) years following the Closing Date, in the event Purchaser or any of its Affiliates conducts or otherwise effects any issuer tender offer, share or stock repurchase, redemption, exchange offer, accelerated share repurchase, or other program, plan or transaction, whether open-market or privately negotiated, for the purchase, redemption or other acquisition of outstanding shares of Purchaser Capital Stock at the election of such shareholder (each, a “Purchaser Buyback”), each Equityholder hereby waives its right to, and shall not, directly or indirectly, participate in or otherwise dispose of any Consideration Shares in such Purchaser Buyback.

(b) Purchaser shall be entitled, and the Equityholders hereby authorize Purchaser, to implement customary stop-transfer instructions with its transfer agent and to cause appropriate legends and notations to be placed on the Consideration Shares to reflect the restrictions set forth in this Section 5.13, which legends may be in addition to the legends required herein and applicable securities Legal Requirements. Any attempted transfer, tender or other disposition of Consideration Shares in violation of this Section 5.13 shall be null and void ab initio and of no effect, and Purchaser shall have no obligation to accept or pay for any such Consideration Shares in any Purchaser Buyback.

(c) For the avoidance of doubt, nothing in this Section 5.13 restricts any Equityholder’s ability to sell Consideration Shares in an open-market transaction, subject to and in compliance with applicable securities Legal Requirements, the legends and transfer restrictions set forth herein, and any applicable Related Agreements.

5.14 Closing Certificates. At or prior to Closing, the Company shall deliver or cause to be delivered to Purchaser the certificates, notices, letters and other instruments and documentation to be delivered by the Company under Section 6.2, including those referenced in Sections 6.2(j), Section 6.2(k), Section 6.2(m), Section 6.2(n), and Section 6.2(o).

5.15 Noor Employment Agreement. At or prior to Closing, the Company shall deliver or cause to be delivered to Purchaser, an employment agreement with Noor in a form mutually satisfactory to Purchaser and Noor (the “Noor Employment Agreement”), duly executed by Noor.

5.16 Non-Competition Agreements. At or prior to Closing, the Company shall deliver or cause to be delivered to Purchaser, a Non-Competition Agreement with Noor in a form mutually satisfactory to the parties thereto, duly executed by Noor.

5.17 Lock-Up Agreements. At or prior to Closing, the Company shall deliver or cause to be delivered to Purchaser a Lock-Up Agreement with each of Anthony Pompliano, the Sellers, and the SAFE Holders, in a form mutually satisfactory to the parties thereto, duly executed by each of Anthony Pompliano, the Sellers, and the SAFE Holders.

5.18 Joinders. At or prior to Closing, the Company shall deliver or cause to be delivered to Purchaser joinders to this Agreement with each of the SAFE Holders (the “Joinders”), in a form mutually satisfactory to the parties thereto, duly executed by each of the SAFE Holders.

5.19 SAFE Termination Agreements. At or prior to Closing, the Company shall deliver or cause to be delivered to Purchaser a SAFE cancellation acknowledgement, in a form reasonably satisfactory to Purchaser (the “SAFE Termination Agreement”), duly executed by each SAFE Holder.

5.20 Registration Rights Agreement. At or prior to Closing, the Company shall deliver or cause to be delivered to Purchaser a registration rights agreement to register the shares of Purchaser Capital Stock issued pursuant to this Agreement (the “Registration Rights Agreement”) with the Equityholders, in a form mutually satisfactory to the parties thereto, duly executed by each of the Equityholders.

5.21 Director and Officer Insurance. Prior to the Closing, the Company shall obtain at its expense a fully prepaid “tail” directors’ and officers’ liability insurance policy, which (i) has an effective term of six (6) years from the Effective Time, (ii) covers only those persons who are currently covered by the Company’s existing directors’ and officers’ liability insurance policy in effect as of the Agreement Date and only for matters occurring at or prior to the Effective Time, and (iii) contains coverage terms comparable to those applicable to the current directors and officers of the Company (the “Company D&O Tail Policy”). The Surviving Corporation (following the Effective Time) and Purchaser shall not cancel (or permit to be cancelled) the Company D&O Tail Policy during its term. The cost of any Company D&O Tail Policy shall be considered a Transaction Expense for purposes hereof.

Article VI

Conditions to the Merger

6.1 Conditions to the Obligations of Each Party to Effect the Merger. The respective obligations of the Company, Purchaser and Merger Sub to commence with the Closing and effect the Merger shall be subject to the satisfaction, at or prior to the Effective Time, of the following conditions:

(a) Regulatory Approvals. All filings with and other consents or approvals of any Governmental Entity required to be made or obtained in connection with the Merger and the other Transactions, including required filings under the HSR Act (if applicable), shall have been made or obtained and shall be in full force and effect and any waiting period under any applicable antitrust or Competition Law, regulation or other Legal Requirement shall have expired or been terminated.

(b) No Legal Impediments. No Legal Requirement (whether temporary, preliminary or permanent) shall be in effect that has the effect of making the Merger or any of the other Transactions illegal or otherwise prohibiting or preventing consummation of the Merger.

(c) Required Stockholder Approval. The Required Stockholder Approval shall have been obtained.

6.2 Conditions to the Obligations of Purchaser and Merger Sub. The obligations of Purchaser and Merger Sub to commence with the Closing and effect the Merger shall be subject to the satisfaction at or prior to the Effective Time of each of the following conditions, any of which may be waived, in writing, exclusively by Purchaser and Merger Sub:

(a) Representations and Warranties. The representations and warranties of the Company in this Agreement (other than the Fundamental Representations) shall have been true and correct in all material respects (without giving effect to any limitation as to “materiality” set forth therein) on the date they were made and shall be true and correct (without giving effect to any limitation as to “materiality” set forth therein) on and as of the Closing Date as though such representations and warranties were made on and as of such date (other than such representations and warranties of the Company as of a specified date, which shall be true and correct in all material respects as of such date), except where the failure of such representations and warranties to be so true and correct would not be material to the Company. The Fundamental Representations of the Company in this Agreement shall have been true and correct in all respects on the date they were made and shall be true and correct in all respects on and as of the Closing Date as though such representations and warranties were made on and as of such date, except for any de minimis inaccuracies; provided that the representations set forth in Section 2.5 shall be true and correct in all respects on and as of the Closing Date as though such representations and warranties were made on and as of such date.

(b) Covenants. The Company shall have performed (or caused to have been performed) and complied in all material respects with each of the covenants and obligations under this Agreement relating to actions to be taken (or not taken) by the Company prior to the Closing.

(c) Purchaser Stockholder Approval. The stockholder approval matters that are submitted to the vote of the stockholders of Purchaser at the annual or special meeting of Purchaser in accordance with the proxy statement shall have been approved by the requisite vote of the stockholders of Purchaser at the annual meeting in accordance with Purchaser’s bylaws, applicable law and the proxy statement (the “Purchaser Stockholder Approval”).

(d) No Company Material Adverse Effect. There shall not have occurred a Company Material Adverse Effect.

(e) No Litigation. There shall be no Action of any nature pending, or threatened in writing, against Purchaser, the Company, or their respective properties or any of their respective officers or directors (in their respective capacities as officers and directors of Purchaser or the Company) by any Person (i) seeking to restrain, enjoin or otherwise prohibit the Merger or the Transactions, or (ii) arising out of or in any way connected with the Merger or the other Transactions.

(f) Appraisal Rights. The Company shall have provided evidence of the delivery of a notice in accordance with the applicable provisions of Delaware Law such that no stockholder of the Company will be able to exercise appraisal rights if such stockholder has not perfected such appraisal rights in accordance with Delaware Law.

(g) No Burdensome Regulatory Conditions. No Governmental Entity shall have enacted, issued, promulgated, enforced, entered or deemed applicable to the Merger any Legal Requirement (whether temporary, preliminary or permanent), and no such Legal Requirement (whether temporary, preliminary or permanent) is threatened, which is in effect and which requires, or, if enacted, issued, promulgated, enforced, entered or deemed applicable would reasonably be expected to require the Company or Purchaser, or any of their respective Subsidiaries to agree to any change to their respective businesses as currently conducted and as currently contemplated to be conducted.

(h) Accredited Investor Questionnaires. Purchaser shall have received from the Company all accredited investor questionnaires received by the Company from the Equityholders in connection with the transactions contemplated by this Agreement, in form and substance reasonably acceptable to Purchaser (each, an “Accredited Investor Questionnaire”).

(i) Resignation of Directors. Purchaser shall have received an executed resignation and release letter in a form reasonably acceptable to the Purchaser, effective as of immediately prior to the Effective Time, from each director of the Company.

(j) Company Closing Statement. Purchaser shall have received the Company Closing Statement, certified as complete and correct by the Chief Executive Officer and Chief Financial Officer of the Company as of the Closing Date.

(k) Spreadsheet. Purchaser shall have received the Spreadsheet, certified as complete and correct by the Chief Executive Officer and Chief Financial Officer of the Company as of the Closing Date.

(l) Closing Indebtedness Pay-off Letters; Closing Expense Pay-off Letters. Purchaser shall have received from the Company duly and validly executed Closing Indebtedness Pay-off Letters, and Closing Expense Pay-off Letters.

(m) Certificate of the Company. Purchaser shall have received a certificate from the Company, validly executed by the Chief Executive Officer of the Company for and on the Company’s behalf, certifying the satisfaction of the conditions set forth in Section 6.2(a) through Section 6.2(e).

(n) Certificate of Secretary of Company. Purchaser shall have received a certificate, validly executed by the Secretary of the Company certifying (i) as to the terms and effectiveness of the Company Charter Documents, (ii) as to the valid adoption of resolutions of the Company Board (whereby the Merger and the transactions contemplated hereunder were unanimously approved by the Company Board) and (iii) that the Required Stockholder Approval has been obtained.

(o) Certificate of Good Standing. Purchaser shall have received a certificate of good standing from the Secretary of State of the State of Delaware which is dated within five (5) Business Days prior to Closing with respect to the Company.

(p) Withholding Documentation. Purchaser shall have received a properly executed (A) statement, in substantially the form attached hereto as Exhibit C, dated as of the Closing Date and executed by the Company, certifying that the Company is not a “United States real property holding corporation” (within the meaning of Section 897(c)(2) of the Code), and (B) “FIRPTA Notification Letter,” in substantially the form attached hereto as Exhibit D, dated as of the Closing Date and executed by the Company.

(q) Certain Ancillary Documents. The Sellers shall have executed and delivered to Purchaser counterpart signatures to the Noor Employment Agreement, the Lock-Up Agreements, Joinders, the SAFE Termination Agreements, the Registration Rights Agreement, and the Non-Competition Agreements.

(r) Fairness Opinion. Purchaser shall have received a Fairness Opinion.

(s) Transaction Expenses. The Company shall have paid all Transaction Expenses.

(t) Escrow Agreement. Purchaser shall have received the Escrow Agreement, duly executed by the Escrow Agent and the Company.

6.3 Conditions to the Obligations of the Company. The obligations of the Company to commence with the Closing and to effect the Merger shall be subject to the satisfaction at or prior to the Effective Time of each of the following conditions, any of which may be waived, in writing, exclusively by the Company:

(a) Representations and Warranties. The representations and warranties of Purchaser and Merger Sub in this Agreement shall have been true and correct in all material respects (without giving effect to any limitation as to “materiality” set forth therein) on the date they were made and shall be true and correct in all material respects (without giving effect to any limitation as to “materiality” set forth therein) on and as of the Closing Date as though such representations and warranties were made on and as of such date (other than such representations and warranties of Purchaser and Merger Sub as of a specified date, which shall be true and correct in all material respects as of such date).

(b) Covenants. Each of Purchaser and Merger Sub shall have performed and complied in all material respects with all covenants and obligations under this Agreement required to be performed and complied with by the Company as of the Closing.

(c) Certain Ancillary Documents. The Purchaser shall have executed and delivered to Seller counterpart signatures to the Noor Employment Agreement, the Lock-Up Agreements, and the Registration Rights Agreement.

Article VII

Termination, Amendment and Waiver

7.1 Termination. At any time prior to the Closing, this Agreement may be terminated and the Merger abandoned by authorized action taken by the terminating party, whether before or after the Required Stockholder Approval or Purchaser Stockholder Approval:

(a) by mutual written consent of Purchaser and the Company;

(b) by either Purchaser or the Company, if the Closing shall not have occurred on or before June 30, 2026 or such other date that Purchaser and the Company may agree upon in writing (the “Termination Date”); provided, however, that the right to terminate this Agreement under this Section 7.1(b) shall not be available to any party whose breach of this Agreement has been a principal cause of or resulted in the failure of the Closing to occur on or before the Termination Date and such action or failure to act constitutes breach of this Agreement;

(c) by either Purchaser or the Company, if any Legal Requirement shall be in effect which has the effect of making the Merger or any other transaction contemplated by this Agreement illegal or otherwise prohibits the consummation of the Merger or any other transaction contemplated by this Agreement; provided, that, in the case of any such Legal Requirement that is an Order, such Order has become final and non-appealable;

(d) by Purchaser, if any Governmental Entity shall have taken any action, or enacted, issued, promulgated, enforced, entered or deemed applicable to the Merger any Legal Requirement, that would result in the Company or Purchaser or any of their respective Subsidiaries being required to change their respective businesses as currently conducted or as currently contemplated to be conducted;

(e) by Purchaser, if there shall have occurred any Company Material Adverse Effect; or

(f) by Purchaser (upon written notice from Purchaser to the Company), if there has been a breach of or inaccuracy in any representation, warranty, covenant or agreement of the Company set forth in this Agreement such that the conditions set forth in Section 6.2(a) or Section 6.2(b) hereof would not be satisfied; provided, that Purchaser shall not be entitled to terminate this Agreement pursuant to this Section 7.1(f) unless, in the case of the immediately preceding clause, such breach is not cured, if capable of being cured, by the applicable breaching party within ten (10) days after the Company receives written notice of such breach from Purchaser; or

(g) by the Company (upon written notice from the Company to Purchaser), if there has been a breach of or inaccuracy in any representation, warranty, covenant or agreement of Purchaser set forth in this Agreement such that the conditions set forth in Section 6.3(a) or Section 6.3(b) hereof would not be satisfied; provided, that Purchaser shall not be entitled to terminate this Agreement pursuant to this Section 7.1(g) unless, in the case of the immediately preceding clause, such breach is not cured, if capable of being cured, by the applicable breaching party within ten (10) days after Purchaser receives written notice of such breach from the Company.

7.2 Effect of Termination. In the event of termination of this Agreement as provided in Section 7.1, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of Purchaser, Merger Sub, the Company or their Affiliates or respective Representatives; provided, however, that each party hereto and each Person shall remain liable for any willful and material breaches of this Agreement; provided, further, however, that (i) the provisions of Section 5.4 (Expenses), Section 5.8 (Contract Notices, Consents), Section 5.11 (Confidentiality), this Section 7.2 (Effect of Termination), and Article IX (General Provisions) shall remain in full force and effect and survive any termination of this Agreement, and (ii) nothing herein shall relieve any party hereto from liability in connection with any knowing, intentional and material breach of such party’s representations, warranties or covenants contained herein.

7.3 Amendment. Subject to the provisions of applicable Legal Requirements, the parties hereto may amend this Agreement by authorized action at any time pursuant to an instrument in writing signed on behalf of each of the parties hereto. To the extent permitted by applicable Legal Requirements, Purchaser and the Stockholder Representative may cause this Agreement to be amended at any time after the Closing by execution of an instrument in writing signed on behalf of Purchaser and the Stockholder Representative.

7.4 Extension; Waiver. At any time at or prior to the Closing, any party hereto may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. At any time after the Closing, the Stockholder Representative and Purchaser may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other, (ii) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions for the benefit of such Person contained herein. Without limiting the generality or effect of the preceding sentence, no delay in exercising any right under this Agreement shall constitute a waiver of such right, and no waiver of any breach or default shall be deemed a waiver of any other breach or default of the same or any other provision in this Agreement.

Article VIII

Survival; Indemnification

8.1 Survival of Representations, Warranties and Covenants. All representations, warranties and certifications of the Company in this Agreement or in any certificate or other instrument delivered pursuant to this Agreement shall survive for a period of twelve (12) months following the Closing. The representations, warranties, and certifications of Purchaser contained in this Agreement or in any certificate or other instrument delivered pursuant to this Agreement shall terminate at the Closing. The covenants of the Company, Purchaser and the other parties hereto shall survive until the later of performance in accordance with the terms of this Agreement and the expiration of the applicable statute of limitations.

8.2 Indemnification. Subject to the limitations set forth herein, from and after the Closing, the Equityholders hereby agree to indemnify and hold harmless Purchaser and its representatives, successors and assigns (each, an “Indemnified Party”) on a pro rata basis as set forth on the Spreadsheet, from and against and in respect of any and all losses, liabilities, expenses of whatever kind (including reasonable attorneys’ fees and accounting fees and the cost of enforcing any right to indemnification hereunder and all reasonable amounts paid to investigation, defense or settlement), claims, suits, actions, judgments, damages, deficiencies, interest, awards, penalties, and fines, whether or not relating to or arising out of any claims by or on behalf of a third party (collectively, “Losses”) arising from, based upon or otherwise in connection with any:

(a) breach or inaccuracy of any representation or warranty made by the Company, or in any certificate delivered by the Company hereto;

(b) breach or nonfulfillment of any covenant or agreement of the Company or the Sellers that is required to be performed pursuant to this Agreement;

(c) any Unpaid Liabilities;

(d) any Pre-Closing Taxes; or

(e) any Equityholder Matters.

8.3 Limitations on Indemnification.

(a) Notwithstanding anything to the contrary set forth in this Agreement, except in the case of fraud, willful misconduct or intentional misrepresentation, the Equityholders shall not have any obligation to indemnify the Indemnified Parties pursuant to Section 8.2(a), until the aggregate amount of Losses that would otherwise be subject to indemnification pursuant to Section 8.2(a) exceeds $150,000 (the “Basket Amount”), whereupon the Indemnified Parties shall be entitled to recover all of its Losses from the first dollar (including the Basket Amount).

(b) Subject to Section 8.3(d), any amounts owing to any Indemnified Party pursuant to Losses claimed under Section 8.2(a) shall be recovered directly from the Equityholders and shall be paid with the Escrow Shares equal to the value of the Losses, with a per share value equal to the Purchaser Trading Price, after which the Sellers shall have no indemnification obligations for Losses claimed under Section 8.2(a). Any amounts owing to any Indemnified Party pursuant to Losses claimed under Section 8.2(b) through (e) shall be recovered directly from the Equityholders and may be offset by the Earnout Shares, to the extent payable, with a per share value equal to the Purchaser Trading Price.

(c) For purposes of determining the failure of any representations or warranties to be true and correct or the breach of any covenant and for calculating the amount of any Losses under this Article VIII, each such representation and warranty or covenant shall be read without regard to any qualification or reference to “materiality”, “material”, “Company Material Adverse Effect” or other similar materiality qualifications or references contained in or otherwise applicable to such representation or warranty or covenant.

(d) The amount of any Losses for which indemnification is provided under this Article VIII shall be reduced by any insurance proceeds actually received by an Indemnified Party under insurance policies in respect of such indemnifiable Losses (net of collection costs, enforcement costs, deductibles, premium increases and similar items incurred in connection with claiming and collecting such proceeds and net of any costs and expenses incurred by any Indemnified Party in analyzing coverage availability and pursuing any claims made under any insurance policy). To the extent that any amount is recovered by any Indemnified Party under an insurance policy or any other source of indemnification after the date that an indemnity payment is made hereunder, then such Indemnified Party shall pay over to the Sellers such amounts (less any costs of collection, enforcement and increases in premium) no later than ten (10) Business Days after such proceeds are received. Notwithstanding anything in this Agreement to the contrary, the foregoing limitations in this Section 8.3 shall not apply in the case of Fraud. In the event of any breach of a representation, warranty, covenant or agreement by the Sellers arising from or relating to Fraud, such representation, warranty, covenant or agreement shall survive consummation of the transactions contemplated hereby and continue in full force and effect without any time, economic, procedural or any other limitation.

8.4 Indemnification Claim Process for Third Party Claims.

(a) If any Indemnified Party receives notice of the assertion of any claim for Losses or the commencement of any Actions by a third party with respect to a matter subject to indemnity hereunder (a “Claim”), notice thereof (a “Third Party Claim Notice”) shall promptly be given to the Stockholder Representative. The failure of any Indemnified Party to give timely notice hereunder shall not affect such Indemnified Party’s rights to indemnification hereunder, except to the extent the Stockholder Representative forfeits rights or defenses by reason of such delay or failure, and the amount of reimbursement to which the Indemnified Party is entitled shall be reduced by the amount, if any, by which the Indemnified Party’s Losses would have been less had such Third Party Claim Notice been timely delivered. After receipt of a Third Party Claim Notice, if (x) the Stockholder Representative produces a notice of election within fifteen (15) days of receiving the Third Party Claim Notice, and (y) acknowledges in writing that it would be required to indemnify the Indemnified Party for all Losses in connection with such Third Party Claim Notice, Stockholder Representative shall have the right, but not the obligation to (i) take control of the defense and investigation of such Claim, (ii) employ and engage attorneys of its, his or her own choice (subject to the approval of the Indemnified Party, such approval not to be unreasonably withheld, conditioned or delayed) to handle and defend the same, at the Sellers’ sole cost and expense, and (iii) compromise or settle such Claim, which compromise or settlement shall be made only with the written consent of the Indemnified Party; provided, that such consent will not be required if such settlement (x) includes an irrevocable and unconditional release of the Indemnified Party, (y) provides solely for payment of monetary damages for which the Indemnified Party will be indemnified in full and (z) does not require or involve any admission of wrong doing. Notwithstanding the foregoing, the Stockholder Representative will not have the right to assume the defense of a Claim if (1) the Stockholder Representative fails to actively and diligently conduct the defense of the Claim (after notice of such failure from the Indemnified Party), (2) the Indemnified Party has received written advice from outside counsel that an actual or potential conflict exists between the Indemnified Party and the Stockholder Representative in connection with the defense of such Claim, (3) such Claim seeks a finding or admission of a violation of any criminal Law by the Indemnified Party or includes potential regulatory or tax matters, (4) such Claim seeks an injunction or other equitable remedies in respect of an Indemnified Party or its business, (5) such Claim relates to a material customer or material supplier or other significant relationship of the Indemnified Party, or (6) such Claim is reasonably likely to result in Losses that, taken with any other then existing claims under this Article VIII, would not be not be fully indemnified hereunder or the Indemnified Party reasonably determines that the Stockholder Representative does not have sufficient resources to satisfy its indemnity obligations or collecting on such obligations in full would be unlikely or impose a significant burden on the Indemnified Party.

(b) In the event that the Stockholder Representative defends the Indemnified Party against a Claim, the Indemnified Party shall cooperate in all reasonable respects, at the Stockholder Representative’s request, with the Stockholder Representative and its attorneys in the investigation, trial and defense of such Claim and any appeal arising therefrom, including, if appropriate and related to such Claim, in making any counterclaim against the third party claimant, or any cross complaint against any Person, in each case, at the expense of the Stockholder Representative. The Indemnified Party may, at its own sole cost and expense, monitor and further participate in (but not control) the investigation, trial and defense of such Claim and any appeal arising therefrom.

(c) Notwithstanding anything to the contrary herein, if the Stockholder Representative does not assume such defense and investigation or does not acknowledge in writing within a reasonable period, but no later than fifteen (15) days, after receipt of the Third Party Claim Notice its obligation to indemnify the Indemnified Party against any Losses arising from such Claim, then the Indemnified Party shall have the right to retain separate counsel of its choosing, defend such Claim and have the sole power to direct and control such defense (all at the cost and expense of the Stockholder Representative if it is ultimately determined that the Indemnified Party is entitled to indemnification hereunder); it being understood that the Indemnified Party’s right to indemnification for a Claim shall not be adversely affected by assuming the defense of such Claim. If the Stockholder Representative does not have the right to control the defense of a Claim or otherwise does not retain control of the defense of any such Claim pursuant to this Section 8.4, then the Indemnified Party shall have the right to control the defense of such Claim. Notwithstanding anything herein to the contrary, whether or not the Stockholder Representative shall have assumed the defense of such Claim, the Indemnified Party shall not settle, compromise or pay such Claim for which it seeks indemnification hereunder without the prior written consent of the Stockholder Representative, which consent shall not be unreasonably withheld, conditioned or delayed.

(d) The Indemnified Party and the Stockholder Representative shall use commercially reasonable efforts to avoid production of confidential information (consistent with applicable law), and to cause all communications among employees, counsel and others representing any party to a Claim to be made so as to preserve any applicable attorney-client or work-product privileges.

8.5 Indemnification Procedures for Non-Third Party Claims. If a Claim is to be made by any Indemnified Party that does not involve a third party, such Indemnified Party shall give written notice (a “Direct Claim Notice”) to the Stockholder Representative. If the Stockholder Representative notifies the Indemnified Party that they do not dispute the claim described in such Direct Claim Notice within thirty (30) days following receipt of such Direct Claim Notice, the Losses identified in the Direct Claim Notice will be conclusively deemed a liability of the Stockholder Representative under Section 8.2. If the Stockholder Representative rejects such claim or fails to respond during such thirty (30) day period (in which case the Stockholder Representative shall be deemed to have rejected such claim), then the Indemnified Party and the Stockholder Representative shall negotiate in good faith for a period of thirty (30) days to resolve such matter. If the Indemnified Party and the Stockholder Representative cannot resolve the dispute during such thirty (30) day period they shall have all rights and remedies available to them under applicable law.

8.6 Effect of Investigation. The right of an Indemnified Party to indemnification or to assert or recover on any claim shall not be affected by any investigation conducted with respect to, or any knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement, with respect to the accuracy of or compliance with any of the representations, warranties, covenants, or agreements set forth in this Agreement. The waiver of any condition based on the accuracy of any representation or warranty, or on the performance of or compliance with any covenant or agreement, shall not affect the right to indemnification or other remedy based on such representations, warranties, covenants or agreements.

8.7 Exclusive Remedy. Except (a) in the case where a party hereto seeks to obtain specific performance, injunctive relief or other equitable relief and (b) in the case of fraud, the rights of the parties hereto to indemnification pursuant to the provisions of this Article VIII shall be the sole and exclusive remedy for the parties hereto with respect to this Agreement.

8.8 Tax Treatment of Indemnity Payments. Unless otherwise required by applicable Legal Requirements, any indemnity payment made under this Agreement shall be treated by all parties hereto as an adjustment to the aggregate consideration paid under this Agreement for all federal, state, local and foreign Tax purposes.

Article IX

General Provisions

9.1 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial messenger or international courier service, or mailed by registered or certified mail (return receipt requested) or sent via facsimile or e-mail (with acknowledgment of complete transmission) to the parties at the following addresses; provided, however, that notices sent by mail will not be deemed given until received:

(a)	if to Purchaser, Merger Sub or the Surviving Corporation, to:

600 Lexington Ave., Floor 2

New York, NY 10022

Attention: Anthony Pompliano

E-mail: [***]

with a copy to (which copy shall not constitute notice):

Reed Smith LLP

2850 N. Harwood Street, Suite 1500

Dallas, TX 75201

Attention: Lynwood Reinhardt; Jennifer Riso; and Katie Geddes

E-mail: [***]; [***];

[***]

(b)	if to the Company prior to the Effective Time, to:

CFO Silvia, Inc

340 Fremont Street

Unit 409

San Francisco, CA 94105

Attention: Shain Noor, President & CEO

E-mail: [***]

and

CFO Silvia, Inc

600 Lexington Ave

Floor 2

New York, NY 10022

Attention: Anthony Pompliano

E-mail: [***]

with a copy (which shall not constitute notice) to:

Womble Bond Dickinson (US) LLP

301 South College Street

Suite 3500

Charlotte, NC 28201

Attention: Matthew Homan

E-mail: [***]

(c)	If to the Stockholder Representative, to:

340 Fremont Street

Unit 409

San Francisco, CA 94105

Attention: Shain Noor

E-mail: [***]

Any party hereto may change the address to which notices and other communications hereunder are to be delivered by giving the other parties notice in the manner herein set forth.

9.2 Interpretation. When a reference is made in this Agreement to an Appendix, Exhibit or Schedule, such reference shall be to an Appendix, Exhibit or Schedule to this Agreement unless otherwise indicated. When a reference is made in this Agreement to an Article or a Section, such reference shall be to an Article or a Section of this Agreement unless otherwise indicated. The words “hereof,” “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “or” is used in the inclusive sense of “and/or.” The terms “or,” “any” and “either” are not exclusive. When used herein, the words “to the extent” shall be deemed to be followed by the words “but only to the extent.” The words “include,” “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation.” “Writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any statute, rule or regulation shall be deemed to refer to such statute, rule or regulation as amended or supplemented from time to time, including through the promulgation of applicable rules or regulations. References to any Contract are to that Contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof; provided that with respect to any Contract listed on any Schedules hereto, all such amendments, modifications or supplements must also be listed in the appropriate Schedule. References to any Person include the successors and permitted assignees of that Person. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively. References to one gender include all genders. When used herein, references to “$” or “dollar” shall be deemed to be references to dollars of the United States of America. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

9.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be an original, but all of which shall be considered one and the same instrument. Any such counterpart, to the extent delivered by means of a facsimile machine or by .pdf, .tif, .gif, .jpeg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”) shall be treated in all manners and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent that such defense relates to lack of authenticity.

9.4 Entire Agreement; Parties in Interest. This Agreement, the Appendixes, Exhibits and Schedules hereto, the Disclosure Schedule, the Related Agreements, and the documents and instruments and other agreements among the parties hereto referenced herein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings both written and oral, among the parties with respect to the subject matter hereof, and are not intended to confer upon any other Person any rights or remedies hereunder (except that Section 5.21 is intended to benefit the Company’s directors and officers).

9.5 Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise by any of the parties hereto without the prior written consent of the other parties hereto, and any such assignment without such prior written consent shall be null and void. Notwithstanding the foregoing, (i) Purchaser may assign this Agreement and any of its rights, interests or obligations hereunder, in connection with a merger, acquisition, sale of all or substantially all of its assets or other change in control transaction, (ii) Purchaser may assign its rights and delegate its obligations hereunder to its Affiliates as long as Purchaser remains ultimately liable for all of Purchaser’s obligations hereunder, and (iii) Purchaser may collaterally assign any of its rights, but not its obligations, under this Agreement to any of its financing sources; provided, however, that no such assignment shall relieve Purchaser of any of its obligations hereunder.

9.6 Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement shall continue in full force and effect and shall be interpreted so as reasonably to effect the intent of the parties hereto. The parties hereto shall use all reasonable efforts to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that shall achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

9.7 Specific Performance and Other Remedies.

(a) The parties to this Agreement agree that, in the event of any breach or threatened breach by the other party or parties hereto, any Equityholder or the Stockholder Representative of any covenant, obligation or other agreement set forth in this Agreement or any Related Agreement, as the case may be, (i) each party shall be entitled, without any proof of actual damages (and in addition to any other remedy that may be available to it), to an Order of specific performance or mandamus to enforce the observance and performance of such covenant, obligation or other agreement and an injunction preventing or restraining such breach or threatened breach, and (ii) no party hereto shall be required to provide or post any bond or other security or collateral in connection with any such Order or injunction or in connection with any related action or legal proceeding.

(b) Any and all remedies herein expressly conferred herein upon a party hereto shall be deemed to be cumulative with, and not exclusive of, any other remedy conferred hereby, or by law or in equity upon such party, and the exercise by a party hereto of any one remedy will not preclude the exercise of any other remedy.

(c) Notwithstanding anything to the contrary herein, nothing in this Agreement shall be deemed to limit liability with respect to Fraud.

9.8 Governing Law. This Agreement shall be governed by and construed in accordance with the Legal Requirements of the State of Delaware without reference to such state’s principles of conflicts of law. Each of the parties hereto irrevocably consents to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware (or, in the case of a federal claim as to which federal courts have exclusive jurisdiction, the United States District Court for the District of Delaware) and to the appellate courts therefrom in connection with any matter based upon or arising out of this Agreement or the matters contemplated herein, agrees that process may be served upon them in any manner authorized by the Legal Requirements of the State of Delaware for such persons and waives and covenants not to assert or plead any objection which they might otherwise have to such jurisdiction, venue and such process. Each party agrees not to commence any legal proceedings related hereto except in such courts.

9.9 Rules of Construction. The parties hereto have been represented by counsel during the negotiation, preparation and execution of this Agreement and, therefore, hereby waive, with respect to this Agreement, each Schedule, each Appendix and each Exhibit attached hereto, the application of any Legal Requirement or rule of construction providing that ambiguities in an agreement or other document shall be construed against the party drafting such agreement or document.

9.10 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF, RELATING TO, OR IN CONNECTION WITH THIS AGREEMENT, THE RELATED AGREEMENTS, THE MERGER OR THE OTHER TRANSACTIONS, OR THE ACTIONS OF ANY PERSON ARISING OUT OF, RELATING TO, OR IN CONNECTION WITH THE NEGOTIATION, ADMINISTRATION, EXECUTION, DELIVERY, PERFORMANCE OR ENFORCEMENT OF THIS AGREEMENT OR THE RELATED AGREEMENTS.

9.11 Stockholder Representative.

(a) By virtue of execution and delivery of this Agreement and the approval of the Merger by the Equityholders, each of the Equityholders shall be deemed to have agreed to appoint Shain Noor as the Stockholder Representative, to act as its, his or her exclusive agent and attorney-in-fact with the authority (but subject to the limitations on authority set forth in this Agreement) to take any and all actions and execute any and all documents which the Stockholder Representative determines in its sole and absolute discretion may be necessary, convenient or appropriate to facilitate the consummation of the transactions contemplated by this Agreement or otherwise perform the duties or exercise the rights granted to the Stockholder Representative hereunder, including, to give and receive notices and communications to or from Purchaser relating to this Agreement or any of the transactions and other matters contemplated hereby or thereby (except to the extent that this Agreement expressly contemplates that any such notice or communication shall be given or received by the Equityholders individually), in each case without having to seek or obtain the consent of any Person under any circumstance. The Stockholder Representative shall only have the power and authority to act regarding matters pertaining to the Equityholders as a group and not individually, and shall not have power or authority to treat any particular Equityholders in a manner different from any other Equityholders (except as consistent with such Equityholder’s allocation of the consideration as set forth in the Spreadsheet). The Stockholder Representative may resign at any time in accordance with the terms of the Stockholder Representative’s engagement letter.

(b) The Stockholder Representative will incur no liability of any kind with respect to any action or omission by the Stockholder Representative in connection with its services pursuant to this Agreement and the agreements ancillary hereto, except in the event of liability directly resulting from the Stockholder Representative’s gross negligence, fraud, willful misconduct or bad faith. The Equityholders shall severally, but not jointly (in accordance with their respective allocations set forth in the Spreadsheet) indemnify the Stockholder Representative and hold the Stockholder Representative harmless against any and all losses, liabilities, damages, claims, penalties, fines, forfeitures, actions, fees, costs and expenses (including the fees and expenses of counsel and experts and their staffs and all expense of document location, duplication and shipment) (collectively, “Representative Losses”) arising out of or in connection with the Stockholder Representative’s execution and performance of this Agreement and any agreements ancillary hereto, in each case as such Representative Loss is suffered or incurred; provided, that in the event that any such Representative Loss is finally adjudicated to have been directly caused by the gross negligence, willful misconduct, fraud or bad faith of the Stockholder Representative, the Stockholder Representative will reimburse the Equityholders the amount of such indemnified Representative Loss to the extent attributable to such gross negligence, willful misconduct, fraud or bad faith. In no event will the Stockholder Representative be required to advance its own funds on behalf of the Equityholders or otherwise. Notwithstanding anything in this Agreement to the contrary, any restrictions or limitations on liability or indemnification obligations of the Equityholders set forth elsewhere in this Agreement are not intended to be applicable to the indemnities provided to the Stockholder Representative under this section. The foregoing indemnities will survive the Closing, the resignation or removal of the Stockholder Representative or the termination of this Agreement.

(c) Notwithstanding anything to the contrary in this Agreement or any Related Agreement, the Stockholder Representative shall only have the power or authority to act regarding matters pertaining to the Equityholders as a group and not individually and, shall not have power or authority to treat any particular Equityholder in a manner different from any other Equityholders (except to the extent expressly contemplated by this Agreement or such Related Agreement) without the particular Equityholder’s consent, which will not be unreasonably withheld, conditioned or delayed. For the avoidance of doubt, the Stockholder Representative entering into a settlement agreement with respect to any of the foregoing, in accordance with the procedures, limitations of liability and Stockholder Representative authority set forth in this Agreement (as of the Agreement Date and as amended in compliance with Section 7.3) shall not be deemed to implicate or require the prior written approval of a Equityholder pursuant to the previous sentence.

(d) After the Closing, any notice or communication given or received by, and any decision, action, failure to act within a designated period of time, agreement, consent, settlement, resolution or instruction of, the Stockholder Representative that is within the scope of the Stockholder Representative’s authority under this Agreement shall constitute a notice or communication to or by, or a decision, action, failure to act within a designated period of time, agreement, consent, settlement, resolution or instruction of the Equityholders and shall be final, binding and conclusive upon each such Equityholder; and Purchaser shall be entitled to rely upon any such notice, communication, decision, action, failure to act within a designated period of time, agreement, consent, settlement, resolution or instruction as being a notice or communication to or by, or a decision, action, failure to act within a designated period of time, agreement, consent, settlement, resolution or instruction of each and every such Equityholder.

9.12 Exclusive Dealing. Other than in connection with the transactions contemplated by this Agreement, during the period from the Agreement Date to the earlier of the Closing and the termination of this Agreement in accordance with Article VII, the Equityholders and the Company shall not, and shall direct each of the their Affiliates and their respective Representatives not to, directly or indirectly, (a) initiate or solicit the submission of any Acquisition Proposal with respect to, (b) participate in any discussions or negotiations regarding or relating to, or (c) enter into any letter of intent or agreement in principle with any third party relating to, any direct or indirect Acquisition Proposal. For purposes hereof, “Acquisition Proposal” means any inquiry, proposal or offer from any Person (other than Purchaser or any of its Affiliates) concerning (i) a merger, consolidation, liquidation, involving the Company; (ii) the issuance or acquisition of shares of equity securities of the Company; or (iii) the sale or other disposition or any significant portion of the Company’s properties or assets. In addition to the other obligations under this Section 9.12, the Company shall promptly (and in any event within three (3) Business Days after receipt thereof by the Seller or its representatives or agents) advise Purchaser orally and in writing of any Acquisition Proposal. The Company and the Equityholders agree that the rights and remedies for noncompliance with this Section 9.12 shall include having such provision specifically enforced by any court having equity jurisdiction, it being acknowledged and agreed that any such breach or threatened breach shall cause irreparable injury to Purchaser and that money damages would not provide an adequate remedy to Purchaser.

9.13 Release.

(a) Effective upon the Closing, each Equityholder, for itself and its administrators, executors, trustees, beneficiaries, successors and assigns (collectively, the “Releasing Parties”), hereby irrevocably, fully and unconditionally releases, forever discharges and covenants not to sue (i) the Company and (ii) Purchaser and its Affiliates (including, after the Closing, the Company), and each of their respective individual, joint or mutual, Representatives, direct and indirect equityholders, other controlling Persons, successors and assigns (collectively, the “Releasees”) from any and all manner of Actions, causes of actions, claims, obligations, demands, damages, costs, expenses, compensation or other relief, whether known or unknown, suspected or unsuspected, direct or indirect, in Contract, direct or indirect, or in law or equity, of any kind, which the Releasing Parties now have, have ever had or may hereafter have against the respective Releasees on account of or arising out of any matter, cause or occurrence occurring contemporaneously with or prior to the Closing including those pertaining to the Releasing Parties’ relationships, direct and indirect, with the Company (including with respect to equity ownership rights in the Company or rights arising by virtue of their status as directors, officers, partners, members, equityholders, employees or similar capacities of the Company and its Subsidiaries); in each case, other than with respect to any act of Fraud by such Person or their respective obligations under this Agreement and the other Company Related Agreements. Each Equityholder understands and agrees that it is expressly waiving all claims against the Releasees covered by this release including those claims that it may not know of or suspect to exist which, if known, may have materially affected the decision to provide this release, and such Equityholder expressly waives any rights under Legal Requirements that provide to the contrary.

(b) Each Releasing Party is aware that it may hereafter discover facts in addition to or different from those it now knows or believes to be true with respect to the subject matter of the release provided for in this Section 9.13; provided, however, it is the intention of each Releasing Party that such release shall be effective as a full and final accord and satisfactory release of each and every matter specifically or generally referred to in this Section 9.13. In furtherance of this intention, each Releasing Party expressly waives and relinquishes any and all claims, rights or benefits that it may have under Section 1542 of the California Civil Code (“Section 1542”), and any similar provision in any other jurisdiction, which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASEE.

(c) Each Releasing Party acknowledges and agrees that Section 1542, and any similar provision in any other jurisdiction, if they exist, are designed to protect a party from waiving claims which it does not know exist or may exist. Nonetheless, each Releasing Party agrees that the waiver of Section 1542 and any similar provision in any other jurisdiction is a material portion of the releases intended by this Section 9.13, and it therefore intends to waive all protection provided by Section 1542 and any other similar provision in any other jurisdiction. EACH RELEASING PARTY FURTHER ACKNOWLEDGES AND AGREES THAT IT IS AWARE THAT IT MAY HEREAFTER DISCOVER CLAIMS OR FACTS IN ADDITION TO OR DIFFERENT FROM THOSE IT NOW KNOWS OR BELIEVES TO BE TRUE WITH RESPECT TO THE MATTERS RELEASED HEREIN. NEVERTHELESS, IT INTENDS TO FULLY, FINALLY AND FOREVER RELEASE ALL SUCH MATTERS, AND ALL CLAIMS RELATIVE THERETO, WHICH DO NOW EXIST, MAY EXIST, OR HERETOFORE HAVE EXISTED BETWEEN SUCH PARTY, ON THE ONE HAND, AND THE RELEASEES, ON THE OTHER HAND. IN FURTHERANCE OF SUCH INTENTION, THE RELEASES GIVEN HEREIN SHALL BE AND REMAIN IN EFFECT AS FULL AND COMPLETE GENERAL RELEASES OF ALL SUCH MATTERS, NOTWITHSTANDING THE DISCOVERY OR EXISTENCE OF ANY ADDITIONAL OR DIFFERENT CLAIMS OR FACTS RELATIVE THERETO.

[Signature Page Next]

IN WITNESS WHEREOF, Purchaser, Merger Sub, the Company and the Stockholder Representative have each caused this Agreement to be executed and delivered individually or by their respective officers thereunto duly authorized, all as of the date first written above.

COMPANY:

CFO SILVIA, INC

By:	/s/ Shain Noor
Name:	Shain Noor
Title:	President and CEO

SELLERS:

INFLECTION POINTS INC

By:	/s/ Anthony Pompliano
Name:	Anthony Pompliano
Title:	Chief Executive Officer

/s/ Shain Noor
SHAIN NOOR

STOCKHOLDER REPRESENTATIVE:

/s/ Shain Noor
SHAIN NOOR

PURCHASER:

PROCAP FINANCIAL, INC.

By:	/s/ Anthony Pompliano
Name:	Anthony Pompliano
Title:	Chief Executive Officer

MERGER SUB:

SILVIA MERGER SUB, INC.

By:	/s/ Anthony Pompliano
Name:	Anthony Pompliano
Title:	Chief Executive Officer

[Agreement and Plan of Merger]

APPENDIX A

DEFINED TERMS

“Accredited Investor” means an Equityholder who completes and delivers to Purchaser an Accredited Investor Questionnaire in form and substance satisfactory to Purchaser certifying that such Equityholder is an “accredited investor” as set forth therein, or who Purchaser in its sole discretion determines to be an “accredited investor” (as such term is defined in Rule 501(a) under the Securities Act).

“Accredited Investor Questionnaire” has the meaning set forth in Section 6.2(h).

“Acquisition Proposal” has the meaning set forth in Section 9.12.

“Action” means any action, suit, claim, complaint, litigation, investigation, audit, legal proceeding, arbitration or other similar dispute.

“Affiliate” of any Person means another Person that directly or indirectly through one of more intermediaries controls, is controlled by or is under common control with, such first Person.

“Agreement” has the meaning set forth in the preamble hereto.

“Agreement Date” has the meaning set forth in the preamble hereto.

“AI Tools” means any IT systems, Technology, tools, products and services, that are built using, integrate, leverage, or otherwise interact with any machine-based system that, for explicit or implicit objectives, infers, from the input it receives, how to generate outputs such as predictions, content, recommendations, or decisions that may influence physical or virtual environments, and includes any definition provided by applicable Legal Requirements, and/or by the Company in any of its written policies, procedures and contracts, for “artificial intelligence,” “generative artificial intelligence,” “artificial general intelligence,” “large language model,” “foundation model,” “machine learning,” “algorithm,” and any similar term.

“Anti-Trust Objections” has the meaning set forth in Section 5.5(c).

“Assumed Indebtedness” has the meaning set forth in Section 5.10.

“Audit Delivery Date” has the meaning set forth in Section 5.5(e).

“Basket Amount” has the meaning set forth in Section 8.3(a).

“Behavioral Data” means data collected from an internet protocol address, web beacon, pixel tag, ad tag, cookie, local storage object, software, or by any other means, or from a particular computer, internet browser, mobile telephone, or other device or application, where such data (i) relates to internet viewing, interaction with content or users, or other activities; or (ii) is or may be used to identify, locate or contact an individual or device or application, to predict or infer the preferences, interests, or other characteristics of the device or application or of a user of such device or application, or to target advertisements or other content to a device or application, or to a user of such device or application.

“Bloomberg” means Bloomberg Financial Markets (or if not available, a similar service provider of national recognized standing).

“Books and Records” has the meaning set forth in Section 2.11(b).

“Business” means all of the operations and activities of the Company prior to the Closing Date, as operated after the Closing Date by the Surviving Corporation or Purchaser or any of its Affiliates.

“Business Day” means a day (a) other than Saturday or Sunday and (b) on which commercial banks are open for business in San Francisco, California.

“CERCLIS” has the meaning set forth in Section 2.18.

“Certificate of Incorporation” has the meaning set forth in Section 2.1(a).

“Certificate of Merger” has the meaning set forth in Section 1.4.

“Change in Control Payments” means any bonus, severance, termination, change in control, transaction, retention, profit-sharing or other similar compensation, benefits or payments to any Person (including payments with either “single-trigger” or “double-trigger” provisions) which are or may become payable by or on behalf of Purchaser or the Company in connection with the execution and delivery of this Agreement, the consummation of the Merger or any of the other transactions contemplated hereby or by the Company Related Agreements, in each case, including the employer portion of payroll Taxes.

“Claim” has the meaning set forth in Section 8.4(a).

“Closing” has the meaning set forth in Section 1.3.

“Closing Date” has the meaning set forth in Section 1.3.

“Closing Expense Pay-off Letters” has the meaning set forth in Section 5.9.

“Closing Indebtedness” means, other than Assumed Indebtedness, the aggregate amount of all Company Indebtedness that has not been repaid by, or on behalf of, the Company prior to, or concurrently with, the Closing.

“Closing Indebtedness Pay-off Letter” has the meaning set forth in Section 5.10.

“COBRA” means the Consolidated Omnibus Budget Reconciliation Act of 1985.

“Code” means the United States Internal Revenue Code of 1986, as amended.

“Company” has the meaning set forth in the preamble hereto.

“Company Balance Sheet Date” has the meaning set forth in Section 2.11(a).

“Company Board” means the board of directors of the Company.

“Company Capital Stock” means the Company Common Stock and Company Preferred Stock.

“Company Charter Documents” has the meaning set forth in Section 2.1(a).

Appendix A-2

“Company Closing Statement” means a statement, in form and substance reasonably satisfactory to Purchaser, setting forth in reasonable detail: (i) the Closing Indebtedness; (ii) all Transaction Expenses, and (iii) the Change in Control Payments incurred or anticipated to be incurred by or on behalf of the Company (including any Change in Control Payments anticipated to be incurred after the Closing), including an indication as to whether such amounts have been or will be paid by the Company prior to the Closing and those that will be paid concurrently with the Closing. The Company Closing Statement shall be certified as complete and correct by the Chief Executive Officer of the Company as of the Closing Date and delivered together with documentation reasonably satisfactory to Purchaser in support of the information, amounts, and calculations set forth therein.

“Company Code” has the meaning set forth in Section 2.7(g).

“Company Common Stock” means the common stock of the Company, par value $0.001 per share.

“Company D&O Tail Policy” has the meaning set forth in Section 5.21.

“Company Employee” means any current or former employee, consultant or independent contractor, consultant, officer or director of the Company, or any ERISA Affiliate, or Person engaged by the Company through a third party agency.

“Company Employee Agreement” means each management, employment, retention, change in control, severance, Tax gross-up, consulting, relocation, repatriation or expatriation agreement or other similar Contract between the Company and any Company Employee.

“Company Employee Plans” has the meaning set forth in Section 2.17(a).

“Company Financial Statements” has the meaning set forth in Section 2.11(a).

“Company Indebtedness” means the aggregate amount of all Indebtedness of the Company as of the particular date or time specified by the context, which shall include, for the avoidance of doubt, (i) any Indebtedness for borrowed money incurred by the Company on or after the date of this Agreement and prior to the Closing that is owed to Purchaser or any of its Affiliates and (ii) the Current Promissory Note.

“Company Intellectual Property” has the meaning set forth in Section 2.7(a).

“Company Intellectual Property Rights” has the meaning set forth in Section 2.7(a).

“Company Material Adverse Effect” means any change, event, act, condition, failure, violation, inaccuracy, circumstance or effect (any such item, an “Effect”), individually or when taken together with all other Effects that have occurred prior to the date of determination of the occurrence of the Company Material Adverse Effect, that is or is reasonably likely to (i) materially impede the authority of the Company to consummate the transactions contemplated by this Agreement in accordance with the terms hereof and Legal Requirements, or (ii) be materially adverse to the business, assets (including intangible assets), liabilities, capitalization, financial condition or results of operations of the Company taken as a whole, provided, however, that no such Effect shall be deemed to constitute, in and of itself, or be taken into account in determining whether there has been or will be a Company Material Adverse Effect to the extent resulting from any of the following: (A) changes or conditions affecting the industry in which the Company operates generally, or economic or political conditions or financial markets generally; (B) the announcement of this Agreement (other than any Conflict with (x) any provision of the Company Charter Documents, (y) any Contract to which the Company is a party or by which any of their respective properties or assets (whether tangible or intangible) are bound, or (z) any Legal Requirement applicable to the Company or any of its properties or assets (whether tangible or intangible)); (C) any failure by the Company to meet its internal budgets, plans or forecasts of its financial performance (but, in each case, not the underlying cause of such failure or the effects therefrom); or (D) changes in the trading price of Purchaser Capital Stock; or (E) natural disasters, pandemic, outbreak, acts of war, armed hostility or terrorism, provided that such Effects referenced in clauses (A) or (E) do not, individually or when taken together with all other such Effects, have a disproportionate or unique effect on the Company.

Appendix A-3

“Company Option” means an option to purchase Company Capital Stock granted pursuant to the Company Option Plan or granted outside of the Company Option Plan to any Person.

“Company Option Plan” means that certain Equity Incentive Plan of the Company, effective as of September 19, 2025.

“Company Preferred Stock” means the shares of preferred stock of the Company, par value $0.001 per share.

“Company Privacy Policy” means each external or internal, past or present privacy policy or representation, obligation, or promise of the Company relating to privacy, data security, or the collection, interception, obtainment, compilation, creation, retention, storage, security, disclosure, transfer, disposal, use, and other processing of any Covered Data.

“Company Product Data” means (i) all data and content uploaded or otherwise provided by or for customers or users (or their respective customers or users) of the Company to, or stored by or for customers or users (or their respective customers or users) of the Company on, the products of the Company; (ii) all data and content created, compiled, inferred, derived, or otherwise collected or obtained by or for the products of the Company or by or for the Company in its provision or operation of the products of the Company; and (iii) data and content compiled, inferred, or derived directly or indirectly from any of the data and content described in subclauses (i) and (ii) above.

“Company Registered Intellectual Property” has the meaning set forth in Section 2.7(a).

“Company Related Agreements” means all agreements and certificates entered into by the Company or any of the Equityholders in connection with this Agreement and the transactions contemplated hereby, including, but not limited to, the Lock-Up Agreements, the SAFE Termination Agreements, the Registration Rights Agreement, and the Non-Competition Agreements.

“Company Securities” means the Company Capital Stock, the SAFEs, and any other Equity Interest of the Company.

“Company Stockholders” means the holders of Company Capital Stock.

“Competition Law” means any merger control or similar Legal Requirement that is applicable to the Merger and the other Transactions.

“Conflict” has the meaning set forth in Section 2.4.

“Consideration Shares” means shares of Purchaser Capital Stock issued or issuable to any Equityholder as consideration pursuant to this Agreement.

“Contract” means any written or oral contract, agreement, instrument, commitment, undertaking, or understanding of any nature (including leases, licenses, mortgages, notes, guarantees, sublicenses, subcontracts, letters of intent and purchase orders), whether formal or informal.

“Contributor” has the meaning set forth in Section 2.7(f).

Appendix A-4

“Copyright” has the meaning set forth in Section 2.7(a).

“Covered Data” means Behavioral Data, Company Product Data, and Personal Data.

“Current Balance Sheet” has the meaning set forth in Section 2.11(a).

“Current Promissory Note” means that certain Interest-Free Promissory Note, dated as of September 19, 2025, by and between the Company and Inflection Points, Inc., as modified by that certain Addendums to the Promissory Note dated as of January 1, 2026 and February 1, 2026.

“Delaware Law” means the General Corporation Law of the State of Delaware.

“Direct Claim Notice” has the meaning set forth in Section 8.5.

“Disclosure Schedule” has the meaning set forth in Article II.

“Dissenting Shares” means any shares of Company Capital Stock that are issued and outstanding immediately prior to the Effective Time and in respect of which the holder thereof has properly demanded appraisal or dissenters’ rights in accordance with Delaware Law in connection with the Merger, and who has not effectively withdrawn or lost such holder’s appraisal or dissenters’ rights under Delaware Law.

“Earnout Period” means the period beginning on the Closing Date and ending on the five (5) year anniversary thereof.

“Earnout Release Date” has the meaning set forth in Section 1.11(a).

“Earnout Shares” means nine million (9,000,000) shares of Purchaser Capital Stock.

“Earnout Target Date” has the meaning set forth in Section 1.11(a).

“Effective Time” has the meaning set forth in Section 1.4.

“Encumbrance” means any lien, pledge, hypothecation, charge, claim, mortgage, security interest, encumbrance, right of way, right of refusal, right of first offer, easement, license, or similar restriction.

“Environmental Laws” means, whenever in effect, all foreign, Federal, state and local laws, statutes, regulations, ordinances, rules, rules of common law and similar provisions having the force or effect of law relating to human or worker health and safety, pollution or protection of the environment or natural resources, including those relating to fines, orders, injunctions, penalties, damages, contribution, cost recovery compensation, investigation, losses, or injuries resulting from the release or threatened release of Hazardous Materials and the generation, use, storage, transportation, emission of, recycling of, or disposal of or exposure to Hazardous Materials in any manner applicable to the Business, the Company or any of its assets, including the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. §§ 9601 et seq.) (“CERCLA”), the Hazardous Materials Transportation Act (49 U.S.C. §§ 1801 et seq.), the Resource Conservation and Recovery Act of 1976 (42 U.S.C. §§ 6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. §§ 1251 et seq.), the Clean Air Act (42 U.S.C. §§ 7401 et seq.), the Toxic Substances Control Act of 1976 (15 U.S.C. §§ 2601 et seq.) and the Safe Drinking Water Act (42 U.S.C. §§300f-§§ 300j-11 et seq.).

Appendix A-5

“Equity Interests” means, with respect to any Person, (i) any share of capital stock of, or other ownership, membership, partnership, joint venture or equity interest in, such Person, (ii) any indebtedness, securities, options, warrants, call, subscription or other rights of, or granted by, such Person or any of its Affiliates that are convertible into, or are exercisable or exchangeable for, or giving any Person any right to acquire any such share of capital stock or other ownership, partnership, joint venture or equity interest, in all cases, whether vested or unvested, (iii) any stock appreciation right, phantom stock, interest in the ownership or earnings of such Person or other equity equivalent or equity-based award or right, or (iv) any Indebtedness having the right to vote (or convertible into or exchangeable for securities having the right to vote) on any matters on which any holder of securities of such Person may vote.

“Equityholder” means a Company Stockholder or SAFE Holder, in each case, immediately prior to the Effective Time.

“Equityholder Matters” means any claim by any current, former or purported Equityholder or other securityholder of the Company, or any other Person, asserting, alleging or seeking to assert rights with respect to or in connection with any Equity Interest, including any claim asserted, based upon or related to (i) the ownership or rights to ownership of any Equity Interests of the Company, (ii) any rights of a securityholder of the Company, including any rights to securities, antidilution protections, preemptive rights, rights of first offer or first refusal or rights to notice or to vote securities of the Company, (iii) any rights under the Company Charter Documents or the Company Option Plan, (iv) any actual or alleged breaches of fiduciary duty by any current or former directors or officers of the Company, (v) the Merger or any other transactions contemplated by this Agreement or any Company Related Agreement to which the Company is a party, including any inaccuracy in the Spreadsheet, (vi) any claim that such Person’s securities were wrongfully issued or repurchased by the Company, or (vii) any Dissenting Share Payments, except, in each case, for the right following the Closing and in compliance with the terms of this Agreement of a Company Stockholder to receive such Person’s portion of the consideration payable as provided herein and set forth on the Spreadsheet.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” means any entity (whether or not incorporated) other than the Company that is (or at any relevant time was) a member of a “controlled group of corporations” with, under common control with, or a member of an “affiliated service group” with, the Company under Section 414(b), (c), (m) or (o) of the Code.

“Escrow Account” has the meaning set forth in Section 1.8(i).

“Escrow Agent” means an escrow agent to be mutually agreed upon by Purchaser and the Stockholder Representative.

“Escrow Agreement” means that certain Escrow Agreement to be entered into by the Escrow Agent, Purchaser and the other parties thereto.

“Escrow Shares” has the meaning set forth in Section 1.8(i).

“Ex-Im Approval” means required authorization under applicable Legal Requirements to export, import, or re-export products, services, software, or technology, including deemed exports and re-exports.

“Ex-Im Laws” means all applicable U.S. or non-U.S. laws, except to the extent non-U.S. Legal Requirements are inconsistent with U.S. Legal Requirements, relating to exports, re-exports, transfers (in-country), boycotts, or imports (e.g., valuation, classification, duty and tariff treatment, country-of-origin marking requirements), including the Export Administration Regulations (15 C.F.R. Parts 730-774); the International Traffic in Arms Regulations (22 C.F.R. Parts 120-130); and customs and import Legal Requirements administered by U.S. Customs and Border Protection (19 C.F.R. Parts 0-192).

Appendix A-6

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fairness Opinion” means the opinion of an independent financial advisor of Purchaser, delivered to the board of directors of Purchaser to the effect that, as of the date of such opinion and subject to various assumptions made, procedures followed, matters considered and limitations and qualifications on the scope of review undertaken by such independent financial advisor as set forth in the opinion, the transactions contemplated by this agreement are fair, from a financial point of view, to Purchaser and its unaffiliated security holders.

“Fraud” means common law fraud under Delaware law (with scienter and reliance) with respect to the making of the representations and warranties set forth in Article II of this Agreement; provided, under no circumstances shall “Fraud” include any equitable fraud, constructive fraud, negligent misrepresentation, unfair dealings, or other fraud or torts based on recklessness or negligence.

“Fully Diluted Number” means the sum of (i) the total number of shares of Company Capital Stock (including Dissenting Shares, but excluding Treasury Shares) outstanding immediately prior to the Effective Time, and (ii) the total number of shares of Company Capital Stock issuable upon the conversion of all shares of Company Preferred Stock (including Dissenting Shares, but excluding Treasury Shares) outstanding immediately prior to the Effective Time.

“Fundamental Representations” means the representations set forth in Section 2.2 (Authority and Enforceability), and Section 2.5(a) through (d) (Company Capital Structure).

“GAAP” means United States generally accepted accounting principles consistently applied.

“Government Official” means: (i) any full- or part-time officer or employee of any Governmental Entity, whether elected or appointed; (ii) any person acting in an official capacity or exercising a public function for or on behalf of any Governmental Entity; or (iii) any political parties, political party officials, or candidates for political office.

“Governmental Approval” has the meaning set forth in Section 2.3.

“Governmental Entity” means any supranational, national, state, municipal, local or foreign government, or any court, tribunal, arbitrator, administrative agency, commission or other governmental official, authority or instrumentality, in each case whether domestic or foreign, any stock exchange or similar self-regulatory organization or any quasi-governmental or private body exercising any regulatory, Taxing or other governmental or quasi-governmental authority.

“Hazardous Material” means any material, chemical, waste, product, derivative, compound, mixture, solid, liquid, mineral, gas, or substance that has been designated by any Governmental Entity or by applicable Legal Requirement to be radioactive, toxic, hazardous, a pollutant, a contaminant, or otherwise a danger to health, reproduction or the environment, including PCBs, asbestos, petroleum, and urea-formaldehyde and all substances listed as hazardous substances pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, or defined as a hazardous waste pursuant to the United States Resource Conservation and Recovery Act of 1976 or for which liability or standards of care are imposed by any Environmental Law.

Appendix A-7

“HSR Act” means the Hart Scott Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder.

“Indebtedness” of any Person means, without duplication, as of any specified date, whether or not due and payable: (i) all indebtedness or other obligations or liabilities of such Person (a) for borrowed money, whether current or funded, secured or unsecured, (b) evidenced by bonds, debentures, notes or similar instruments (whether or not convertible) or arising under indentures, and (c) in respect of mandatorily redeemable or purchasable share capital or securities convertible into share capital; (ii) all liabilities of such Person for the deferred purchase price of property or services (including any potential future earn-out, purchase price adjustment, releases of “holdbacks” or similar contingent payments), which are required to be classified and accounted for under GAAP as liabilities (other than ordinary course trade payables); (iii) all liabilities of such Person in respect of any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which are, and to the extent, required to be classified and accounted for under GAAP as capital leases; (iv) all liabilities of such Person for the reimbursement of any obligor on any letter of credit, banker’s acceptance, guarantee, surety, performance, or appeal bond, or similar credit transaction; (v) all guarantees by such Person of any indebtedness or other obligations or liabilities (including but not limited to accrued expenses) of a third party of a nature similar to the items described in clauses (i) through (iv) above, to the extent of the indebtedness or other obligation or liability guaranteed; (vi) the aggregate amount of all accrued interest payable with respect to any of the items described in clauses (i) through (v) above; (vii) liabilities relating to earned but unpaid bonuses (including transaction bonuses), severance, underfunded benefit plan liabilities, and, in all cases, the employer portion of any applicable employment taxes, calculated as if all such amounts were due and payable as of the Closing; and (viii) all liabilities for accrued and unpaid income Taxes of the Company for any period or portion of any period ending on or prior to the Closing Date, in each case, calculated in accordance with GAAP and on the assumption that any applicable Tax period that begins on or before and ends after the Closing Date ends on the Closing Date; provided, however, that such amounts shall not be an amount less than zero ($0) (as determined on a jurisdiction by jurisdiction basis) and shall be calculated: (x) except as set forth otherwise in this definition, based on the historical practices and procedures of the Company (including any elections, methods of accounting, and other filing positions), (y) in the case of any Straddle Period, by including any income Tax liability apportioned to the pre-Closing portion of such Straddle Period determined in accordance with Section 5.6(e), and (z) by including any positive adjustment made pursuant to Section 481 of the Code (or any corresponding or similar provision of applicable Legal Requirements) arising on or prior to the Closing Date that was not previously included in income by the Company; and (viii) the aggregate amount of all prepayment premiums, penalties, breakage costs, “make whole amounts,” costs, expenses and other payment obligations that would arise if any or all of the items described in clauses (i) through (vi) above were prepaid, extinguished, unwound and settled in full as of such specified date.

“Indemnified Party” has the meaning set forth in Section 8.2.

“Inflection Points” has the meaning set forth in the preamble hereto.

“Intellectual Property” has the meaning set forth in Section 2.7(a).

“Intellectual Property Rights” has the meaning set forth in Section 2.7(a).

“Intended Tax Treatment” has the meaning set forth in the Recitals hereto.

“Interested Party” has the meaning set forth in Section 2.20.

“Interim Period” has the meaning set forth in Section 5.5(f).

Appendix A-8

“Joinders” has the meaning set forth in Section 5.18.

“Key Employees” means Shain Noor.

“knowledge” means, with respect to the Company, the actual knowledge of any of the Key Employees, and the knowledge such Person would have after due inquiry of the subject matter thereof.

“Leased Property” has the meaning set forth in Section 2.10.

“Leased Real Property” has the meaning set forth in Section 2.10.

“Leased Tangible Property” has the meaning set forth in Section 2.10.

“Leases” has the meaning set forth in Section 2.10.

“Legal Requirements” means any federal, state, foreign, local, municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, Order, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Entity of competent jurisdiction.

“Lock-Up Agreements” means the agreements pursuant to which specified Equityholders shall be prohibited from selling, transferring, pledging, hypothecating, or otherwise disposing any Purchaser Capital Stock received as consideration for this Transaction for a period of not less than six (6) months following the Closing Date, in the form attached hereto as Exhibit B.

“Lookback Date” means April 1, 2025.

“Losses” has the meaning set forth in Section 8.2.

“Lost Stock Affidavit” has the meaning set forth in Section 1.9(b).

“made available” means, with respect to any material, document, or information, that a copy of such material, document, or information has, on or before the date that is two (2) Business Days prior to the Agreement Date, been posted and made accessible to Purchaser to the electronic data room maintained by the Company in connection with the transactions contemplated hereby.

“Merger” has the meaning set forth in the Recitals hereto.

“Merger Sub” has the meaning set forth in the preamble hereto.

“Nasdaq” has the meaning set forth in Section 5.5(h).

“New Promissory Note” means that certain promissory note of the Company, dated as of the date hereof, in favor of Inflection Points.

“Non-Competition Agreement” has the meaning set forth in the Recitals hereto.

“Noor” has the meaning set forth in the preamble hereto.

“Noor Employment Agreement” has the meaning set forth in Section 5.15.

“Open Source Software” has the meaning set forth in Section 2.7(g).

Appendix A-9

“Order” means any judgment, writ, decree, stipulation, determination, decision, award, rule, preliminary or permanent injunction, temporary restraining order or other order of any Governmental Entity or arbitrator.

“Patents” has the meaning set forth in Section 2.7(a).

“Patent Application” has the meaning set forth in Section 2.7(a).

“PCAOB” has the meaning set forth in Section 5.5(e).

“Per Share Earnout Consideration” means a number of shares of Purchaser Capital Stock equal to the quotient obtained by dividing (i) the difference between (x) the Earnout Shares minus (y) the SAFE Holder Earnout Shares, by (ii) the Fully Diluted Number.

“Per Share Escrow Consideration” means a number of shares of Purchaser Capital Stock equal to the quotient obtained by dividing (i) the difference between (x) the Escrow Shares minus (y) the SAFE Holder Escrow Shares, by (ii) the Fully Diluted Number.

“Per Share Merger Consideration” means a number of shares of Purchaser Capital Stock equal to the quotient obtained by dividing (i) the difference between (x) the Total Merger Consideration minus (y) the SAFE Merger Consideration, by (ii) the Fully Diluted Number.

“Permit” means all permits, licenses, variances, clearances, consents, registrations, listings, exemptions, qualifications, designations, and approvals.

“Person” means any natural person or entity, including a company, corporation, limited liability company, general partnership, limited partnership, trust, proprietorship, joint venture, association, business organization or Governmental Entity.

“Personal Data” means (i) any data or information that, alone or in combination with other data or information, can be used to identify, locate, or contact an individual; (ii) any other data or information defined as “personal data”, “personally identifiable information”, “individually identifiable health information,” “protected health information,” or “personal information” under any applicable Legal Requirement; and (iii) any data or information that is associated, directly or indirectly (by, for example, records linked via unique keys), with any of the foregoing.

“Pre-Closing Taxes” means, without duplication, (i) any and all Taxes of or imposed on the Company for any and all Pre-Closing Tax Periods, (ii) any and all Taxes of or imposed on the Company for any and all portions of Straddle Periods ending on the Closing Date (determined in accordance with Section 5.6(f)), (iii) any and all Taxes of an “affiliated group” (as defined in Section 1504 of the Code) (or affiliated, consolidated, unitary, combined or similar group under applicable state, local or foreign Legal Requirements) of which the Company (or any predecessor of the Company) is or was a member on or prior to the Closing Date, including pursuant to Treasury Regulations Section 1.1502-6 (or any predecessor or successor thereof or any analogous or similar state, local or foreign Legal Requirements), (iv) any and all Taxes of or imposed on any of the Sellers or their Affiliates, including Taxes of the Sellers or any of their Affiliates imposed on Purchaser or any of its Affiliates, or the Company as a result of transferee, successor or similar liability (including bulk transfer or similar Legal Requirements) or pursuant to any Legal Requirements or otherwise, which Taxes relate to an event or transaction (including transactions contemplated by this Agreement) occurring on or before the Closing Date, and (v) any and all Transfer Taxes required to be paid by the Sellers pursuant to Section 5.6(d).

Appendix A-10

“Pre-Closing Tax Period” means any taxable period ending on or before the Closing Date.

“Privacy Legal Requirements” has the meaning set forth in Section 2.8.

“Purchaser” has the meaning set forth in the preamble hereto.

“Purchaser Capital Stock” means the shares of common stock, par value $0.001 per share, of Purchaser.

“Purchaser Meeting” has the meaning set forth in Section 5.5(h).

“Purchaser Related Agreements” has the meaning set forth in Section 3.2.

“Purchaser Restated Certificate” means Purchaser’s Amended and Restated Certificate of Incorporation as may hereinafter be amended.

“Purchaser SEC Reports” means all forms, reports, registrations and other documents required to be filed or furnished by Purchaser with the Securities and Exchange Commission, as amended, prior to the date hereof, and all such reports that Purchaser may file after the date hereof until the Closing.

“Purchaser Stockholder Approval” has the meaning set forth in Section 6.2(c).

“Purchaser Trading Price” means, with respect to each share of Purchaser Capital Stock, the daily dollar volume-weighted average price determined as of the ten (10) day-period ending the day prior to the determination date for such securities on the Nasdaq Global Market during regular trading hours as reported by Bloomberg through its “Historical Prices – Px Table with Average Daily Volume” function.

“Registered Intellectual Property” has the meaning set forth in Section 2.7(a).

“Registration Rights Agreement” has the meaning set forth in Section 5.20.

“Related Agreements” means the Company Related Agreements and the Purchaser Related Agreements.

“Releasees” has the meaning set forth in Section 9.13(a).

“Releasing Parties” has the meaning set forth in Section 9.13(a).

“Representative Losses” has the meaning set forth in Section 9.11(b).

“Required Financial Statements” has the meaning set forth in Section 5.5(e).

“Required Stockholder Approval” means with respect to this Agreement and the transactions contemplated hereby, the affirmative vote to adopt this Agreement and approve the Merger by holders representing at least 100% of the outstanding shares of Company Capital Stock.

“SAFE” has the meaning set forth in Section 2.5(c).

“SAFE Holder” means the holder of a SAFE.

“SAFE Holder Earnout Shares” means the aggregate number of Earnout Shares to be issued to the SAFE Holders upon conversion of the SAFEs, as set forth on the Spreadsheet.

Appendix A-11

“SAFE Holder Escrow Shares” means the aggregate number of Escrow Shares to be issued to the SAFE Holders upon conversion of the SAFEs, as set forth on the Spreadsheet.

“SAFE Merger Consideration” means the aggregate number of shares of Purchaser Capital Stock to be issued to the SAFE Holders upon conversion of the SAFEs, as set forth on the Spreadsheet.

“SAFE Termination Agreement” has the meaning set forth in Section 5.19.

“Sanctioned Country” means any country or territory that is or has been in the last five (5) years, the subject or target of comprehensive sanctions under Sanctions Laws (which includes, at the time of this Agreement, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine, and the so-called Donetsk People’s Republic and Luhansk People’s Republic regions of Ukraine).

“Sanctioned Person” means: (a) any Person designated on any Sanctions Laws-related list of sanctioned persons, including, but not limited to, OFAC’s Specially Designated Nationals and Blocked Persons List, (b) any Person that is, in the aggregate, fifty percent (50%) or greater owned, directly or indirectly, or, where relevant under applicable Sanctions Laws, otherwise controlled by, a Person or Persons described in clause (a), or (c) any Person who is located in, organized under the laws of, or ordinarily a resident in a Sanctioned Country.

“Sanctions Laws” means all applicable laws relating to economic or trade sanctions, including the laws administered or enforced by the U.S. Treasury Department’s Office of Foreign Assets Controls (“OFAC”) and solely to the extent applicable to the Company’s activities in the relevant jurisdiction, analogous sanction laws of other jurisdictions in which the Company conducts activities that are subject to such laws.

“Section 1542” has the meaning set forth in Section 9.13(b).

“Securities Act” means the Securities Act of 1933, as amended.

“Sellers” has the meaning set forth in the preamble hereto.

“Software” has the meaning set forth in Section 2.7(a).

“Spreadsheet” means a spreadsheet, in form and substance reasonably satisfactory to Purchaser, setting forth in reasonable detail:

(a) with respect to each Company Stockholder: (i) the name, address and e-mail address of such Person and an indication as to whether such Person is a Company Employee or an Accredited Investor or an Unaccredited Investor; (ii) the number, class, status as book-entry, and series of shares of Company Capital Stock held by such Person; (iii) the date of acquisition of such shares; (iv) the amount of Taxes that are to be withheld from the consideration that such Person is entitled to receive on account of such Company Capital Stock; (v) the aggregate number of shares of Purchaser Capital Stock that such Person is entitled to receive on account of such Company Capital Stock; (vi) the percentage of the total consideration payable to such Person; (vii) the number of Escrow Shares that such Person is entitled to receive and which are to be deposited into the Escrow Account; (viii) the number of Earnout Shares that such Person is entitled to receive and which are to be deposited into the Escrow Account, (ix) the number of shares of Purchaser Capital Stock to be issued to such Person on account of such Company Capital Stock, after deduction of the amounts referred to in clauses (iv) through (viii); and (x) such other additional information which Purchaser may reasonably request in order to facilitate the payments contemplated hereby; and

Appendix A-12

(b) with respect to each SAFE Holder: (i) the name, address and e-mail address of such Person and an indication as to whether such Person is a Company Employee or an Accredited Investor or an Unaccredited Investor; (ii) the number, class and series of shares of Company Capital Stock to be held by such Person on an as-converted basis; (iii) the date of such SAFE; (iv) the amount of Taxes that are to be withheld from the consideration that such Person is entitled to receive on account of such Company Capital Stock on an as-converted basis; (v) the aggregate number of shares of Purchaser Capital Stock that such Person is entitled to receive on account of such Company Capital Stock on an as-converted basis; (vi) the percentage of the total consideration payable to such Person; (vii) the number of SAFE Holder Escrow Shares that such Person is entitled to receive and which are to be deposited into the Escrow Account; (viii) the number of Earnout Shares that such Person is entitled to receive and which are to be deposited into the Escrow Account; (ix) the number of shares of Purchaser Capital Stock to be issued to such Person on account of such Company Capital Stock on an as-converted basis, after deduction of the amounts referred to in clauses (iv) through (viii); and (x) such other additional information which Purchaser may reasonably request in order to facilitate the payments contemplated hereby;

(d) a calculation of the aggregate portion of the consideration to be paid to any Person.

The Spreadsheet shall be certified as complete and correct by the Chief Executive Officer of the Company as of the Closing Date and delivered together with documentation reasonably satisfactory to Purchaser in support of the information, amounts, and calculations set forth therein.

“Stockholder Representative” has the meaning set forth in the preamble hereto.

“Straddle Period” means any taxable period that includes (but does not end on) the Closing Date.

“Subsidiary” means with respect to any entity, that such entity shall be deemed to be a “Subsidiary” of another Person if such other Person directly or indirectly owns, beneficially or of record, (i) an amount of voting securities of other interests in such entity that is sufficient to enable such Person to elect at least a majority of the members of such entity’s board of directors or other governing body or (i) at least a majority of the outstanding equity interests of such entity.

“Surviving Corporation” has the meaning set forth in Section 1.2.

“Tax” (and, with correlative meaning, “Taxes” and “Taxable”) means any federal, state, local and foreign (i) net income, alternative or add-on minimum tax, gross income, estimated, gross receipts, sales, use, ad valorem, value added, transfer, franchise, capital stock, profits, license, registration, withholding, payroll, social security (or equivalent), escheat, employment, unemployment, disability, excise, severance, stamp, occupation, premium, property (real, tangible or intangible), environmental or windfall profit tax, custom duty or other tax, governmental fee or other like assessment or charge of any kind whatsoever, to the extent the foregoing are in the nature of a tax, together with any interest or any penalty, addition to tax or additional amount (whether disputed or not) imposed by any Governmental Entity responsible for the imposition of any such tax (domestic or foreign), (ii) any liability for the payment of any amounts of the type described in clause (i) of this sentence as a result of being a member of an affiliated, consolidated, combined, unitary, aggregate or similar group (including any arrangement for group or consortium relief or similar arrangement) for any Taxable period, and (iii) any liability for the payment of any amounts of the type described in clause (i) or (ii) of this sentence as a result of being a transferee of or successor to any Person, as a result of any express or implied obligation to assume such Taxes or to indemnify any other Person, or by Contract, including any liability for taxes of a predecessor or transferor or otherwise by operation of Legal Requirements.

“Tax Contest” has the meaning set forth in Section 5.6(c).

Appendix A-13

“Tax Return” means any return, statement, report or form (including estimated Tax returns and reports, withholding Tax returns and reports, and information returns and reports), including amendments thereof and attachments and schedules thereto, filed or required to be filed with any Governmental Entity with respect to Taxes.

“Tax Sharing Agreement” shall mean any Tax indemnity agreement, Tax sharing agreement, Tax allocation agreement or similar contract or arrangement, whether written or unwritten (including, without limitation, any such agreement, contract or arrangement included in any purchase or sale agreement, merger agreement, joint venture agreement or other document).

“Technology” has the meaning set forth in Section 2.7(a).

“Termination Date” has the meaning set forth in Section 7.1(b).

“Third Party Claim Notice” has the meaning set forth in Section 8.4(a).

“Top Supplier” has the meaning set forth in Section 2.19(b).

“Total Merger Consideration” means a number of shares of Purchaser Capital Stock equal to (i) nine million (9,000,000) minus (ii) a number of shares of Purchaser Capital Stock, valued at the Purchaser Trading Price on the Closing Date, equal to the Unpaid Liabilities as of the Closing Date.

“Trademarks” has the meaning set forth in Section 2.7(a).

“Trade Secrets” has the meaning set forth in Section 2.7(a).

“Transaction Expenses” means all third-party fees, costs, expenses, payments, expenditures, or liabilities incurred by or on behalf of the Company or any Company Stockholder or such Company Stockholder’s Affiliates (to the extent such amounts are to be paid, or are payable, by the Company) in connection with the Transactions contemplated by this Agreement or any Company Related Agreement to which the Company is a party or the negotiation, execution, delivery, and performance of this Agreement or any Company Related Agreement to which the Company is a party, whether or not billed or accrued prior to the Closing (including, to the extent not otherwise a reduction to the aggregate consideration distributed in connection with the Closing), including: (i) any fees, costs expenses, payments and expenditures of legal counsel, accountants, financial advisors, consultants, the Stockholder Representative and other service providers, (ii) the maximum amount of fees costs, expenses, payments and expenditures payable to brokers, finders, financial advisors, investment bankers, and insurers, or similar Persons, (iii) any amounts in respect of any indemnification, compensation, reimbursement, contribution, or similar obligations to any of the Persons described in clauses (i) or (ii), (iv) the cost of the Company D&O Tail Policy, (v) fifty percent (50%) of any fees payable in connection with the filing under the HSR Act, (vi) the cash cost of any change of control, bonus, severance (voluntary or otherwise) (including a reasonable estimate of payment or reimbursement for continued coverage under any employee benefit plan), retention or similar payments (whether “single trigger” or “double trigger”) that become due and payable by Company pursuant to contracts entered into at or prior to the Effective Time as a result of or in connection with the Merger, and (vii) any other fees, costs, expenses, payments, expenditures, or liabilities incurred by any Company Stockholder or any employee, consultant or independent contractor of the Company paid for or to be paid for by the Company in connection with, the transactions contemplated by this Agreement or any Company Related Agreement, whether directly or in connection with the occurrence of a subsequent event, and in all events, the employer portion of any applicable employment and payroll taxes.

Appendix A-14

“Transactions” means the Merger and the other transactions contemplated by this Agreement and the Related Agreements.

“Transfer Taxes” has the meaning set forth in Section 5.6(d).

“Treasury Regulations” shall mean the permanent and temporary regulations, and all amendments, modifications and supplements thereof, from time to time promulgated by the United States Department of the Treasury under the Code.

“Treasury Shares” has the meaning set forth in Section 1.8(e).

“Unaccredited Investor” means a Company Stockholder who does not complete and deliver to Purchaser an Accredited Investor Questionnaire in form and substance satisfactory to Purchaser certifying that such Company Stockholder is an “accredited investor” as set forth therein.

“United States” or “U.S.” means the United States of America.

“Unpaid Change in Control Payments” means all Change in Control Payments that have not been paid by or on behalf of the Company prior to, or concurrently with, the Closing.

“Unpaid Liabilities” means, without duplication, all (i) Closing Indebtedness (including, but not limited to, the Current Promissory Note), (ii) Unpaid Transaction Expenses, and (iii) Unpaid Change in Control Payments.

“Unpaid Transaction Expenses” means all Transaction Expenses that have not been paid by the Company prior to, or concurrently with, the Closing.

“Waived Payments” has the meaning set forth in Section 5.1.

“WARN” has the meaning set forth in Section 2.17(k).

“8-K” has the meaning set forth in Section 5.12(b).

Appendix A-15

Annex B

northland
Capital Markets

February 8, 2026

Dear Members of the Special Committee:

We understand that ProCap Financial, Inc., a Delaware corporation ("ProCap Financial"), proposes to enter into a transaction (the "Transaction") pursuant to a proposed Agreement and Plan of Merger, dated February 9, 2026 (the "Merger Agreement"), by and among ProCap Financial, as the purchaser ("Purchaser"), SILVIA MERGER SUB, INC., a Delaware corporation and direct wholly-owned subsidiary of Purchaser ("Merger Sub"), CFO SILVIA, INC, a Delaware corporation (the "Company" or "CFO SILVIA"), Inflection Points Inc, a Delaware corporation ("Inflection Points"), Shain Noor, an individual ("Noor" and, together with Inflection Points, "Sellers"), and Shain Noor, solely in its capacity as the agent for and on behalf of the Company Stockholders under the Merger Agreement, under which the Purchaser will acquire the Company through the statutory merger of Merger Sub with and into the Company and become a wholly-owned subsidiary of Purchaser. Company will be a wholly owned subsidiary of Purchaser. The stockholders of the Company will receive ProCap Financial common shares in the Transaction.

The terms of the Transaction are more fully set forth in the Merger Agreement and capitalized terms used but not defined herein have the meanings ascribed to such terms in the Merger Agreement.

You have requested our opinion as to the fairness, from a financial point of view, to ProCap Financial and its stockholders of the consideration paid by ProCap Financial to the equityholders of the Company pursuant to the Merger Agreement (the "Opinion").

In connection with our review of the Transaction and in arriving at our Opinion, we have made such reviews, analyses, and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have reviewed:

We have spoken with certain members of the respective management teams of ProCap Financial and the Company and certain of their respective representatives and advisors regarding the business, operations, financial condition and prospects of the Company, the Transaction, and related matters. We participated in calls with executive management of ProCap Financial, regarding, among other things, certain financial projections prepared by the Company, the business and financial results of the Company, and the Transaction structure and background. We have also compared the financial and operating performance of the Company with that of companies with publicly traded equity securities that we deemed to be relevant. To the extent publicly available, we reviewed and analyzed financial terms of certain acquisition transactions involving companies operating in businesses and industries deemed similar to that in which the Company operates and selected companies deemed comparable to the Company. In addition, we have conducted such other analyses, examinations, and inquiries and considered such other financial, economic and market criteria as we have deemed necessary and appropriate in arriving at our Opinion.

With your consent, we have relied upon and assumed, without independent verification, the accuracy and completeness of all data, material and other information furnished, or otherwise made available, to us, discussed with or reviewed by us, or publicly available, and assume no responsibility to independently verify such data, material, and other information. In addition, we have been advised, and we have assumed with your permission, that the financial projections provided to us have been reasonably prepared in good faith on bases reflecting currently available estimates and judgments of the Company's management team as to the future financial results and condition of the Company and we express no opinion regarding such projections or the assumptions on which they are based. We have relied upon ProCap Financial to advise us promptly if any information provided became inaccurate or had to be updated during the period of our review. If the foregoing assumptions are inaccurate, our Opinion could be materially affected. ProCap Financial does not publicly disclose internal financial information of the type provided to us in connection with our review of the Transaction. As a result, such information was prepared for financial planning purposes and was not prepared with the expectation of public disclosure.

We have relied upon and assumed, without independent verification, that there has been no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of ProCap Financial or the Company since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to us that would be material to our analyses or our Opinion, and there is no information or any facts that would make the information reviewed by us incomplete or misleading. In addition, we have assumed, with your permission, that the Company will have sufficient liquidity to pay its operating expenses and debts when they become due.

We have assumed that the final form of the Merger Agreement will be substantially similar to the draft we reviewed, dated February 9, 2026 without modification of material terms or conditions. We have assumed that the Transaction will be consummated under the terms of the Merger Agreement without material amendments or waivers of any material terms, conditions, or obligations thereunder. We have relied upon and assumed, without independent verification, that (a) the representations and warranties of the parties to the Merger Agreement and all other related documents and instruments referred to therein are true and correct, (b) each party to the Merger Agreement and such other related documents and instruments will fully and timely perform all of the covenants and agreements required to be performed by such party and (c) all conditions to the consummation of the Transaction will be satisfied without waiver thereof. In arriving at our Opinion, we have assumed, with your consent, all the regulatory approvals and consents required for the Transaction to be consummated pursuant to the terms of the Merger Agreement will be obtained in a manner that will not adversely affect ProCap Financial or the Company or materially alter the terms of the Transaction.

At your direction, we have assumed that all projections and estimates provide a reasonable basis on which to evaluate the Company and the Transaction, and we have, at your direction, used and relied upon such

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projections and estimates for purposes of our analyses and in arriving at our Opinion. We express no view or opinion with respect to any projections or estimates or the assumptions on which they are based.

For purposes of our financial analyses and our Opinion, with your consent, we (i) did not perform any financial analyses to evaluate the value of ProCap Financial or to derive valuation references ranges for any shares of ProCap Financial for purposes of comparison with the Merger Consideration or otherwise, and (ii) have assumed that the value of each share of ProCap Financial common shares, par value $0.001 per share is equal to $2.37 per share.

In arriving at our Opinion, we have performed no appraisals or valuations of any specific assets or liabilities (fixed, contingent, or other) of the Company, including any intellectual property for which the Company might receive royalty or licensing fees, and we have not been furnished with any such appraisals or valuations, and have made no physical inspection of the property or assets of the Company. We express no opinion regarding the liquidation value of any entity. In arriving at the Opinion, we have undertaken no independent analysis of any pending or threatened litigation, governmental proceedings or investigations, possible unasserted claims or other contingent liabilities, to which any of the Company or their affiliates is a party or may be subject and at the Company's direction and with its consent, in arriving at our Opinion, we have made no assumption about and therefore have not considered, the possible assertion of claims, outcomes, damages, or recoveries arising out of any such matters.

None of the companies or transactions we may have used in any analysis for purposes of comparison is identical to the Company or the Transaction. Accordingly, our analysis of the results of the comparisons is not mathematical; rather, it involves complex considerations and judgments about differences in the companies and transactions to which the Company and the Transaction were compared and other factors that could affect the public trading value or transaction value of the companies or transactions. We also have considered no potential judicial, legislative, or regulatory changes pending or being considered or that may be adopted by any judicial, governmental, or regulatory bodies or any potential changes in accounting methods or generally accepted accounting principles that may be adopted.

The Opinion is based upon the financial, market, economic, and other conditions that exist on, and the information made available to us as of, the date hereof. As you are aware, the credit, financial, and stock markets have experienced unusual volatility from time-to-time, and we express no opinion or view as to any potential effects of such volatility on the Transaction and the Opinion does not address potential developments in any such markets. Furthermore, we express no opinion or view as to any potential effects of any foreign or domestic geopolitical instability. In addition, we express no opinion or view as to any potential effects of recent price inflation or currency fluctuations on the Transaction, ProCap Financial, or the Company. Subsequent developments may affect the assumptions underlying the Opinion and we disclaim any undertaking or obligation to advise any person of any change in any fact or matter affecting the Opinion that may come or be brought to our attention after the date of the Opinion. We have not undertaken to reaffirm or revise the Opinion or otherwise comment upon any events after the date hereof and have no obligation to update, revise or reaffirm the Opinion.

Consistent with applicable legal and regulatory requirements, we have adopted policies and procedures to establish and maintain the independence of our research department and personnel. Our research analysts may hold opinions, make statements or recommendations, or publish research reports regarding the Company or the Transaction and other participants in the Transaction that differ from the views of our investment banking personnel.

The Opinion are furnished under our engagement letter dated January 16, 2026 (the "Engagement Letter") and are directed to the Special Committee of the Board of Directors of ProCap Financial (the "Board") in connection with its consideration of the Transaction. The Opinion are furnished solely to be used by the Board as only one input to consider in its process of analyzing the Transaction and is not intended to be and does not constitute a recommendation to any member of the Board or any stockholder of ProCap Financial as to how such director or stockholder should act or vote regarding the Transaction or any other matter.

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Notwithstanding the foregoing, the Board may rely upon the Opinion. The Opinion delivered to the Board are subject to the conditions, scope of engagement, limitations, and understandings in this letter and in the Engagement Letter.

The Opinion address solely the fairness, from a financial point of view, to ProCap Financial and its stockholders of the consideration paid by ProCap Financial to the equityholders of the Company pursuant to the Merger Agreement and the aggregate fair market value of the Company. We were not requested to opine as to, and the Opinion does not address, the basic business decision of the Board, ProCap Financial, or its stockholders to proceed with or effect the Transaction, or any solvency or fraudulent conveyance consideration relating to the Transaction. We express no opinion as to the relative merits of the Transaction as compared to any alternative business strategies or transactions that might exist for ProCap Financial or any other party or the effect of any other transaction in which ProCap Financial or any other party might engage. We express no opinion as to the amount, nature or fairness of any consideration or compensation to be received in or because of the Transaction by securityholders, officers, directors, or employees of the Company, or any other class of such persons, or relative to or in comparison with the consideration to be paid by ProCap Financial to the equityholders of the Company pursuant to the Merger Agreement. We have not been asked to consider, and the Opinion does not address, the solvency or viability of ProCap Financial to pay its obligations when they come due. We are not rendering any financial, legal, accounting, or other advice and understand that ProCap Financial is relying on its legal counsel and accounting advisors as to legal and accounting matters in connection with the Transaction.

We have not been requested to, and did not, (i) participate in negotiations regarding the Merger Agreement, (ii) solicit any expressions of interest from any other parties regarding any business combination with ProCap Financial or any other alternative transaction or (iii) advise the Board or any other party regarding alternatives to the Transaction. In addition, we were not requested to and did not provide advice regarding the structure or any other aspect of the Transaction, or to provide services other than the delivery of the Opinion. In the ordinary course of our business, we and our affiliates may actively trade securities of ProCap Financial for our own account or the account of our customers and, accordingly, we may hold a long or short position in such securities. We may seek to be engaged for compensation in the future to perform investment banking services for ProCap Financial or its founders, other parties to the Transaction, or the Company and certain of its affiliates.

We, as a customary part of our investment banking business, are continually engaged in performing financial analyses regarding businesses and their securities in connection with acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements, and other transactions and for estate, corporate and other purposes. We have been engaged by the Board to render the Opinion and will receive a fee for rendering the Opinion. In addition, ProCap Financial has agreed to reimburse certain of our expenses arising, and indemnify us against certain liabilities that may arise, out of our engagement relating to providing the Opinion.

We entered into the Engagement Letter to provide services with respect to rendering an opinion in connection with the Transaction. We received a portion of the fees payable to us under the Engagement Letter in cash upon delivery of this letter and will receive the remaining portion of the fees upon the closing of the Transaction.

Preparing a fairness opinion is a complex, analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and applying those methods to the particular circumstances and is not necessarily susceptible to partial analysis or summary description. In arriving at the Opinion, we attributed no particular weight to any particular analysis or factor considered by us, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Several analytical methodologies were employed by us in our analyses, and no one method of analysis should be regarded as critical to the overall conclusion reached. Each analytical technique has inherent strengths and weaknesses, and the nature of the available information may further affect the value of particular

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techniques. Accordingly, we believe that our analyses must be considered as a whole and that selecting portions of our analyses and of the factors considered by us, without considering all analyses and factors in their entirety, could create a misleading or incomplete view of the evaluation process underlying the Opinion. The conclusion reached by us, therefore, is based on applying our own experience and judgment to all analyses and factors considered by us. The Opinion were reviewed and approved by the Northland Securities Fairness Opinion Committee.

Other than as required by applicable law, this letter and the Opinion may not be published, disclosed, or otherwise used, nor may any public references to us be made, without our prior written approval. This letter and a summary thereof may be filed with or included in or with any proxy or information statement required to be filed by ProCap Financial with the SEC and delivered to the holders of ProCap Financial's securities in connection with the Transaction. However, no reference to this letter or the Opinion in the proxy or information statement may be made without our written consent and subject to our approval of the language that references this letter or the Opinion, which consent will not be unreasonably withheld, conditioned, or delayed. By execution of this letter, we hereby consent to the inclusion of this letter as an annex to the proxy statement relating to the Transaction and to the references to us and such letter therein.

Based upon and subject to the foregoing and based upon such other factors as we consider relevant, it is our opinion that, as of the date hereof, the consideration to be paid by ProCap Financial pursuant to the Merger Agreement is fair, from a financial point of view, to ProCap Financial and its stockholders.

Sincerely,

Northland Securities, Inc.

By:______________________________

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204036 ProCap Financial, Inc. Rev10 Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

2026

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

PROCAP FINANCIAL, INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m. Eastern Time, on March 26, 2026.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend:
https://www.cstproxy.com/procapfinancial/2026

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY CARD

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3 AND 4.

Please mark your votes like this **X**

CONTROL NUMBER

Signature____________________________ **Signature, if held jointly**________________________________ **Date**____________, **2026**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

204036 ProCap Financial, Inc. Proxy Card Rev10 Back

2026

Important Notice Regarding the Internet Availability of Proxy Materials and annual report for the year ended December 31, 2025 (the "Annual Report") for the Annual Meeting of Stockholders to be held on March 27, 2026

To view the Proxy Statement and the Annual Report and to Attend the Annual Meeting, please go to: https://www.cstproxy.com/procapfinancial/2026

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY CARD

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROCAP FINANCIAL, INC.

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MARCH 27, 2026

The undersigned appoints Anthony Pompliano and Renae Cormier, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of ProCap Financial, Inc. held of record by the undersigned at the close of business on February 10, 2026 at the Annual Meeting of Stockholders of ProCap Financial, Inc. to be held virtually at: **https://www.cstproxy.com/procapfinancial/2026** on March 27, 2026, at 9:00 a.m. Eastern Time or at any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSALS 1, 2, 3 AND 4, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed, on the other side)